UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06243
                                   ---------

                           FRANKLIN STRATEGIC SERIES
                           ---------------------------
              (Exact name of registrant as specified in charter)

               ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1960
             (Address of principal executive offices) (Zip code)

      MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
      -----------------------------------------------------------------
                    (Name and address of agent for service)

egistrant's telephone number, including area Code: (650) 312-2000)
                                                    ---------------

Date of fiscal year end: 4/30
                         ----

Date of reporting period: 4/30/05
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.

                                                       APRIL 30, 2005
--------------------------------------------------------------------------------

                                                       Franklin Aggressive
                                                       Growth Fund

                                                       Franklin Flex Cap
                                                       Growth Fund

                                                       Franklin Small Cap
                                                       Growth Fund II

                                                       Franklin Small-Mid Cap
                                                       Growth Fund

--------------------------------------------------------------------------------



[GRAPHIC OMITTED]


--------------------------------------------------------------------------------
                  ANNUAL REPORT AND SHAREHOLDER LETTER | GROWTH
--------------------------------------------------------------------------------
                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                                                       FASTER VIA EMAIL?
                  FRANKLIN STRATEGIC SERIES            Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
--------------------------------------------------------------------------------





                                 [LOGO OMITTED]
                               FRANKLIN TEMPLETON
                                   INVESTMENTS
                      FRANKLIN o Templeton o Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE


Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, it offers investors the broadest global reach in the industry with offices in over 25 countries.

MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION

Because our management groups work independently and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.



--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]



Not part of the annual report

                     Contents

SHAREHOLDER LETTER ...............................        1


ANNUAL REPORT

Economic and
Market Overview ..................................        4

Franklin Aggressive
Growth Fund ......................................        6

Franklin Flex Cap
Growth Fund ......................................       16

Franklin Small Cap
Growth Fund II ...................................       26

Franklin Small-Mid Cap
Growth Fund ......................................       36

Financial Highlights and
Statements of Investments.........................       46

Financial Statements .............................       85

Notes to Financial Statements ....................       90

Report of Independent
Registered Public
Accounting Firm ..................................      104

Tax Designation ..................................      105

Board Members and Officers........................      106

Shareholder Information ..........................      111

--------------------------------------------------------------------------------



Annual Report

Economic and Market Overview



During the 12 months ended April 30, 2005, domestic economic expansion showed staying power across most industries, sectors and regions. Gross domestic product (GDP) rose at an annualized 3.8% rate in fourth quarter 2004 and an annualized 3.5% in first quarter 2005, benefiting from greater business investment, sizable inventory buildup and consumer spending. Although booming demand for imported goods and materials fueled the trade gap, U.S. dollar depreciation supported manufacturing activity and made U.S. exports more competitive in the global market.

The labor market firmed as employment increased and the unemployment rate dropped from 5.5% to 5.2% during the reporting period.1 Hiring rebounded in many industries, bolstered by healthy business spending and solid business confidence. High energy prices cooled consumer sentiment. Although core retail sales generally held strong, they weakened toward period-end. Oil prices hit a new high of $57.27 on April 1 before declining to $49.72 on April 30.2

The Federal Reserve Board raised the federal funds target rate from 1.00% to 2.75% and said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability. Inflation remained relatively contained for the 12 months ended April 30, 2005, as measured by the 2.2% rise for the core Consumer Price Index, which excludes volatile food and energy costs. Pricing pressures were somewhat eased by continued competition, globalization and offshoring, as many companies held back in passing along higher commodity and energy costs to consumers.





1. Source: Bureau of Labor Statistics.
2. Source: Bloomberg Energy/Commodity Service.



4 |  Annual Report

Despite a generally strong economy and improving corporate fundamentals, investors faced a stock market influenced partly by rising inflation, the fluctuating dollar and interest rate hikes during the period. Corporate profits rebounded and dividend payments surged to a record level, with U.S. companies paying out $181 billion in 2004.3 The pace of initial public offerings (IPOs) remained strong through much of the reporting period, supporting investor confidence. The blue chip stocks of the Dow Jones Industrial Average gained 1.84% for the period under review, while the broader Standard & Poor's 500 Composite Index (S&P 500) rose 6.33%, and the technology-heavy NASDAQ Composite Index increased 0.66%.4



3. Source: Standard & Poor's, "2005 Buybacks Soar to Record Levels, Says S&P," standardandpoors.com, 4/7/05.
4. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

THIS DISCUSSION REFLECTS OUR ANALYSIS AND OPINIONS AS OF APRIL 30, 2005. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT HAVE BEEN OBTAINED FROM SOURCES CONSIDERED RELIABLE.



                                                               Annual Report | 5

Franklin Aggressive Growth Fund



YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Aggressive Growth Fund seeks capital appreciation by investing primarily in equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential, when compared with the overall economy.


--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------


This annual report for Franklin Aggressive Growth Fund covers the fiscal year ended April 30, 2005.


PERFORMANCE OVERVIEW

For the 12 months under review, Franklin Aggressive Growth Fund - Class A posted a +6.05% cumulative total return. The Fund outperformed its narrow benchmark, the Russell 3000(R) Growth Index, which returned 0.30%, and slightly underperformed its broad benchmark, the Standard & Poor's 500 Composite Index (S&P 500), which returned 6.33% for the same period.1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.








1. Source: Standard & Poor's Micropal. The Russell 3000 Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 51.



6 |  Annual Report

INVESTMENT STRATEGY

We are research driven, fundamental investors pursuing an aggressive growth strategy. As "bottom-up" investors focusing primarily on individual securities, we invest in companies that have clear indicators of future earnings growth and that present, in our opinion, the best trade-off between that earnings growth, business and financial risk, and valuation. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages such as a proprietary technology, barriers to entry, distribution advantages, financial strength, strong management track record and industry leadership are all factors we believe may contribute to strong growth potential.


MANAGER'S DISCUSSION

During the 12 months under review, Cognizant Technology Solutions, a provider of information technology services, increased in value more than 94%, contributing significantly to the Fund's performance. Network Appliance also helped performance. The company, a leading data storage solutions and services supplier, appreciated more than 43% during the period. Another strong performer for the Fund was Yahoo!, an Internet products and services provider, which rose in value more than 36%.


PORTFOLIO BREAKDOWN
Franklin Aggressive Growth Fund
Based on Total Net Assets as of 4/30/05

[BAR GRAPH OMITTED]

Health Technology*                              18.0%
Electronic Technology*                          16.8%
Technology Services*                            16.7%
Finance                                          6.6%
Commercial Services                              5.5%
Retail Trade                                     5.4%
Consumer Services                                4.3%
Health Services                                  3.9%
Consumer Non-Durables                            2.6%
Other                                            8.7%
Short-Term Investments & Other Net Assets       11.5%


*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.



                                                               Annual Report | 7

TOP 10 HOLDINGS
Franklin Aggressive Growth Fund
4/30/05
-------------------------------------------------------
  COMPANY                                  % OF TOTAL
  SECTOR/INDUSTRY                          NET ASSETS
-------------------------------------------------------
  Cognizant Technology Solutions Corp., A        2.9%
    TECHNOLOGY SERVICES
-------------------------------------------------------
  Dell Inc.                                      2.7%
    ELECTRONIC TECHNOLOGY
-------------------------------------------------------
  Yahoo! Inc.                                    2.5%
    TECHNOLOGY SERVICES
-------------------------------------------------------
  Google Inc., A                                 2.4%
    TECHNOLOGY SERVICES
-------------------------------------------------------
  St. Jude Medical Inc.                          2.4%
    HEALTH TECHNOLOGY
-------------------------------------------------------
  Teva Pharmaceutical Industries Ltd., ADR
  (Israel)                                       2.2%
    HEALTH TECHNOLOGY
-------------------------------------------------------
  Respironics Inc.                               2.1%
    HEALTH TECHNOLOGY
-------------------------------------------------------
  Moody's Corp.                                  1.9%
    COMMERCIAL SERVICES
-------------------------------------------------------
  VeriSign Inc.                                  1.8%
    TECHNOLOGY SERVICES
-------------------------------------------------------
  Alliance Data Systems Corp.                    1.8%
    TECHNOLOGY SERVICES
-------------------------------------------------------


There were several detractors from performance during the period. For example, Select Medical, a provider of long-term acute care hospital services, fell about 37% in value for the time we held it during this period. Drug developer Forest Laboratories also declined in value and hindered Fund performance. Biogen Idec, a biotechnology company that manufactures therapies for the treatment of cancer and autoimmune and inflammatory diseases, hurt performance. We sold these holdings during the period.

Thank you for your continued participation in Franklin Aggressive Growth Fund. We look forward to serving your future investment needs.



[PHOTO OF ROBERT R. DEAN OMITTED]

/S/Robert R. Dean

Robert R. Dean, CFA


[PHOTO OF CONRAD B. HERRMANN OMITTED]

/S/Conrad B. Herrmann

Conrad B. Herrmann, CFA

Portfolio Management Team
Franklin Aggressive Growth Fund




THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.



8 |  Annual Report

Performance Summary as of 4/30/05

FRANKLIN AGGRESSIVE GROWTH FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION
---------------------------------------------------------------------------------------------------
  CLASS A (SYMBOL: FGRAX)                               CHANGE           4/30/05          4/30/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.76            $13.33           $12.57
---------------------------------------------------------------------------------------------------
  CLASS B (SYMBOL: FKABX)                               CHANGE           4/30/05          4/30/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.65            $12.87           $12.22
---------------------------------------------------------------------------------------------------
  CLASS C (SYMBOL: FKACX)                               CHANGE           4/30/05          4/30/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.65            $12.84           $12.19
---------------------------------------------------------------------------------------------------
  CLASS R (SYMBOL: FKARX)                               CHANGE           4/30/05          4/30/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.73            $13.24           $12.51
---------------------------------------------------------------------------------------------------
  ADVISOR CLASS (SYMBOL: FRAAX)                         CHANGE           4/30/05          4/30/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.81            $13.58           $12.77
---------------------------------------------------------------------------------------------------



                                                               Annual Report | 9

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

-------------------------------------------------------------------------------------------------------
  CLASS A                                               1-YEAR            5-YEAR  INCEPTION (6/23/99)
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +6.05%           -47.13%          +36.49%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         -0.07%           -13.00%           +4.40%
-------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $9,993            $4,983          $12,864
-------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05) 4                    +0.65%           -14.95%           +5.30%
-------------------------------------------------------------------------------------------------------
  CLASS B                                               1-YEAR            5-YEAR  INCEPTION (6/23/99)
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +5.32%           -48.87%          +31.69%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         +1.32%           -12.91%           +4.68%
-------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                        $10,132            $5,011          $13,069
-------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05) 4                    +2.06%           -14.88%           +5.60%
-------------------------------------------------------------------------------------------------------
  CLASS C                                               1-YEAR            5-YEAR  INCEPTION (6/23/99)
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +5.33%           -48.87%          +31.36%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         +4.33%           -12.55%           +4.77%
-------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                        $10,433            $5,113          $13,136
-------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05) 4                    +5.07%           -14.52%           +5.69%
-------------------------------------------------------------------------------------------------------
  CLASS R                                               1-YEAR            3-YEAR   INCEPTION (1/1/02)
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +5.84%            +7.03%           -3.71%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         +4.84%            +2.29%           -1.13%
-------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                        $10,484           $10,703           $9,629
-------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05) 4                    +5.62%            +1.87%           +0.25%
-------------------------------------------------------------------------------------------------------
  ADVISOR CLASS                                         1-YEAR            5-YEAR  INCEPTION (6/23/99)
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +6.34%           -46.33%          +39.11%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         +6.34%           -11.70%           +5.80%
-------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                        $10,634            $5,367          $13,911
-------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05) 4                    +7.08%           -13.69%           +6.72%
-------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



10 |  Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.


CLASS A (6/23/99-4/30/05)

[LINE GRAPH OMITTED]

Date              Franklin Aggressive Growth Fund             S&P 500 5                  Russell 3000 Growth Index 5
6/23/99           $9,425                                      $10,000                    $10,000
6/30/99           $10,160                                     $10,129                    $10,160
7/31/99           $11,235                                     $9,814                     $9,838
8/31/99           $12,385                                     $9,765                     $9,960
9/30/99           $13,195                                     $9,498                     $9,778
10/31/99          $15,438                                     $10,098                    $10,482
11/30/99          $18,596                                     $10,304                    $11,084
12/31/99          $23,095                                     $10,910                    $12,291
1/31/00           $22,603                                     $10,362                    $11,748
2/29/00           $30,639                                     $10,166                    $12,482
3/31/00           $28,536                                     $11,160                    $13,188
4/30/00           $24,330                                     $10,824                    $12,510
5/31/00           $21,899                                     $10,603                    $11,848
6/30/00           $26,443                                     $10,864                    $12,788
7/31/00           $25,594                                     $10,695                    $12,215
8/31/00           $28,401                                     $11,358                    $13,333
9/30/00           $27,147                                     $10,759                    $12,112
10/31/00          $23,896                                     $10,713                    $11,510
11/30/00          $17,239                                     $9,869                     $9,787
12/31/00          $17,130                                     $9,918                     $9,536
1/31/01           $19,340                                     $10,269                    $10,203
2/28/01           $14,833                                     $9,334                     $8,494
3/31/01           $12,874                                     $8,743                     $7,581
4/30/01           $14,766                                     $9,422                     $8,537
5/31/01           $14,717                                     $9,485                     $8,436
6/30/01           $14,611                                     $9,254                     $8,273
7/31/01           $13,694                                     $9,163                     $8,031
8/31/01           $12,411                                     $8,590                     $7,385
9/30/01           $10,046                                     $7,896                     $6,617
10/31/01          $11,253                                     $8,047                     $6,982
11/30/01          $12,835                                     $8,664                     $7,647
12/31/01          $13,260                                     $8,740                     $7,665
1/31/02           $12,652                                     $8,612                     $7,520
2/28/02           $11,726                                     $8,446                     $7,196
3/31/02           $12,652                                     $8,764                     $7,470
4/30/02           $11,948                                     $8,233                     $6,891
5/31/02           $11,523                                     $8,172                     $6,707
6/30/02           $10,268                                     $7,590                     $6,090
7/31/02           $8,850                                      $6,999                     $5,714
8/31/02           $8,657                                      $7,045                     $5,730
9/30/02           $7,798                                      $6,280                     $5,147
10/31/02          $8,531                                      $6,832                     $5,605
11/30/02          $9,458                                      $7,234                     $5,925
12/31/02          $8,522                                      $6,809                     $5,516
1/31/03           $8,483                                      $6,631                     $5,381
2/28/03           $8,415                                      $6,531                     $5,349
3/31/03           $8,512                                      $6,594                     $5,447
4/30/03           $9,168                                      $7,138                     $5,857
5/31/03           $9,959                                      $7,513                     $6,173
6/30/03           $10,046                                     $7,609                     $6,260
7/31/03           $10,539                                     $7,743                     $6,438
8/31/03           $11,060                                     $7,894                     $6,611
9/30/03           $10,712                                     $7,811                     $6,533
10/31/03          $11,668                                     $8,252                     $6,915
11/30/03          $11,967                                     $8,325                     $6,998
12/31/03          $12,266                                     $8,761                     $7,224
1/31/04           $12,546                                     $8,922                     $7,389
2/29/04           $12,565                                     $9,046                     $7,432
3/31/04           $12,613                                     $8,909                     $7,307
4/30/04           $12,131                                     $8,770                     $7,200
5/31/04           $12,469                                     $8,890                     $7,335
6/30/04           $12,913                                     $9,063                     $7,438
7/31/04           $11,996                                     $8,763                     $6,997
8/31/04           $11,812                                     $8,798                     $6,953
9/30/04           $12,498                                     $8,893                     $7,044
10/31/04          $12,903                                     $9,029                     $7,159
11/30/04          $13,800                                     $9,394                     $7,435
12/31/04          $14,389                                     $9,714                     $7,725
1/31/05           $13,849                                     $9,477                     $7,459
2/28/05           $13,849                                     $9,676                     $7,540
3/31/05           $13,472                                     $9,505                     $7,391
4/30/05           $12,864                                     $9,325                     $7,222


AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  CLASS A                     4/30/05
--------------------------------------
  1-Year                       -0.07%
--------------------------------------
  5-Year                      -13.00%
--------------------------------------
  Since Inception (6/23/99)    +4.40%
--------------------------------------


CLASS B (6/23/99-4/30/05)

[LINE GRAPH OMITTED]

Date                Franklin Aggressive Growth Fund             S&P 500 5                         Russell 3000 Growth Index 5
6/23/99             $10,000                                     $10,000                           $10,000
6/30/99             $10,780                                     $10,129                           $10,160
7/31/99             $11,920                                     $9,814                            $9,838
8/31/99             $13,140                                     $9,765                            $9,960
9/30/99             $13,970                                     $9,498                            $9,778
10/31/99            $16,380                                     $10,098                           $10,482
11/30/99            $19,720                                     $10,304                           $11,084
12/31/99            $24,486                                     $10,910                           $12,291
1/31/00             $23,975                                     $10,362                           $11,748
2/29/00             $32,485                                     $10,166                           $12,482
3/31/00             $30,245                                     $11,160                           $13,188
4/30/00             $25,755                                     $10,824                           $12,510
5/31/00             $23,177                                     $10,603                           $11,848
6/30/00             $27,964                                     $10,864                           $12,788
7/31/00             $27,043                                     $10,695                           $12,215
8/31/00             $29,999                                     $11,358                           $13,333
9/30/00             $28,660                                     $10,759                           $12,112
10/31/00            $25,213                                     $10,713                           $11,510
11/30/00            $18,176                                     $9,869                            $9,787
12/31/00            $18,049                                     $9,918                            $9,536
1/31/01             $20,362                                     $10,269                           $10,203
2/28/01             $15,604                                     $9,334                            $8,494
3/31/01             $13,547                                     $8,743                            $7,581
4/30/01             $15,522                                     $9,422                            $8,537
5/31/01             $15,461                                     $9,485                            $8,436
6/30/01             $15,348                                     $9,254                            $8,273
7/31/01             $14,376                                     $9,163                            $8,031
8/31/01             $13,015                                     $8,590                            $7,385
9/30/01             $10,529                                     $7,896                            $6,617
10/31/01            $11,798                                     $8,047                            $6,982
11/30/01            $13,435                                     $8,664                            $7,647
12/31/01            $13,875                                     $8,740                            $7,665
1/31/02             $13,230                                     $8,612                            $7,520
2/28/02             $12,258                                     $8,446                            $7,196
3/31/02             $13,220                                     $8,764                            $7,470
4/30/02             $12,483                                     $8,233                            $6,891
5/31/02             $12,023                                     $8,172                            $6,707
6/30/02             $10,713                                     $7,590                            $6,090
7/31/02             $9,219                                      $6,999                            $5,714
8/31/02             $9,014                                      $7,045                            $5,730
9/30/02             $8,114                                      $6,280                            $5,147
10/31/02            $8,881                                      $6,832                            $5,605
11/30/02            $9,843                                      $7,234                            $5,925
12/31/02            $8,861                                      $6,809                            $5,516
1/31/03             $8,820                                      $6,631                            $5,381
2/28/03             $8,738                                      $6,531                            $5,349
3/31/03             $8,830                                      $6,594                            $5,447
4/30/03             $9,516                                      $7,138                            $5,857
5/31/03             $10,324                                     $7,513                            $6,173
6/30/03             $10,406                                     $7,609                            $6,260
7/31/03             $10,907                                     $7,743                            $6,438
8/31/03             $11,450                                     $7,894                            $6,611
9/30/03             $11,081                                     $7,811                            $6,533
10/31/03            $12,064                                     $8,252                            $6,915
11/30/03            $12,360                                     $8,325                            $6,998
12/31/03            $12,667                                     $8,761                            $7,224
1/31/04             $12,943                                     $8,922                            $7,389
2/29/04             $12,964                                     $9,046                            $7,432
3/31/04             $13,005                                     $8,909                            $7,307
4/30/04             $12,504                                     $8,770                            $7,200
5/31/04             $12,841                                     $8,890                            $7,335
6/30/04             $13,291                                     $9,063                            $7,438
7/31/04             $12,340                                     $8,763                            $6,997
8/31/04             $12,135                                     $8,798                            $6,953
9/30/04             $12,841                                     $8,893                            $7,044
10/31/04            $13,250                                     $9,029                            $7,159
11/30/04            $14,161                                     $9,394                            $7,435
12/31/04            $14,755                                     $9,714                            $7,725
1/31/05             $14,202                                     $9,477                            $7,459
2/28/05             $14,192                                     $9,676                            $7,540
3/31/05             $13,793                                     $9,505                            $7,391
4/30/05             $13,069                                     $9,325                            $7,222


AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  CLASS B                     4/30/05
--------------------------------------
  1-Year                       +1.32%
--------------------------------------
  5-Year                      -12.91%
--------------------------------------
  Since Inception (6/23/99)    +4.68%
--------------------------------------



                                                              Annual Report | 11

CLASS C (6/23/99-4/30/05)

[LINE GRAPH OMITTED]

Date                  Franklin Aggressive Growth Fund           S&P 500 5                    Russell 3000 Growth Index 5
6/23/99               $10,000                                   $10,000                      $10,000
6/30/99               $10,780                                   $10,129                      $10,160
7/31/99               $11,920                                   $9,814                       $9,838
8/31/99               $13,150                                   $9,765                       $9,960
9/30/99               $13,980                                   $9,498                       $9,778
10/31/99              $16,370                                   $10,098                      $10,482
11/30/99              $19,710                                   $10,304                      $11,084
12/31/99              $24,443                                   $10,910                      $12,291
1/31/00               $23,921                                   $10,362                      $11,748
2/29/00               $32,389                                   $10,166                      $12,482
3/31/00               $30,149                                   $11,160                      $13,188
4/30/00               $25,690                                   $10,824                      $12,510
5/31/00               $23,123                                   $10,603                      $11,848
6/30/00               $27,899                                   $10,864                      $12,788
7/31/00               $26,989                                   $10,695                      $12,215
8/31/00               $29,935                                   $11,358                      $13,333
9/30/00               $28,595                                   $10,759                      $12,112
10/31/00              $25,158                                   $10,713                      $11,510
11/30/00              $18,133                                   $9,869                       $9,787
12/31/00              $18,016                                   $9,918                       $9,536
1/31/01               $20,329                                   $10,269                      $10,203
2/28/01               $15,582                                   $9,334                       $8,494
3/31/01               $13,515                                   $8,743                       $7,581
4/30/01               $15,489                                   $9,422                       $8,537
5/31/01               $15,428                                   $9,485                       $8,436
6/30/01               $15,316                                   $9,254                       $8,273
7/31/01               $14,344                                   $9,163                       $8,031
8/31/01               $12,983                                   $8,590                       $7,385
9/30/01               $10,507                                   $7,896                       $6,617
10/31/01              $11,776                                   $8,047                       $6,982
11/30/01              $13,413                                   $8,664                       $7,647
12/31/01              $13,853                                   $8,740                       $7,665
1/31/02               $13,208                                   $8,612                       $7,520
2/28/02               $12,236                                   $8,446                       $7,196
3/31/02               $13,198                                   $8,764                       $7,470
4/30/02               $12,461                                   $8,233                       $6,891
5/31/02               $12,001                                   $8,172                       $6,707
6/30/02               $10,691                                   $7,590                       $6,090
7/31/02               $9,208                                    $6,999                       $5,714
8/31/02               $9,003                                    $7,045                       $5,730
9/30/02               $8,103                                    $6,280                       $5,147
10/31/02              $8,870                                    $6,832                       $5,605
11/30/02              $9,822                                    $7,234                       $5,925
12/31/02              $8,839                                    $6,809                       $5,516
1/31/03               $8,798                                    $6,631                       $5,381
2/28/03               $8,727                                    $6,531                       $5,349
3/31/03               $8,819                                    $6,594                       $5,447
4/30/03               $9,494                                    $7,138                       $5,857
5/31/03               $10,302                                   $7,513                       $6,173
6/30/03               $10,384                                   $7,609                       $6,260
7/31/03               $10,886                                   $7,743                       $6,438
8/31/03               $11,428                                   $7,894                       $6,611
9/30/03               $11,059                                   $7,811                       $6,533
10/31/03              $12,042                                   $8,252                       $6,915
11/30/03              $12,338                                   $8,325                       $6,998
12/31/03              $12,635                                   $8,761                       $7,224
1/31/04               $12,921                                   $8,922                       $7,389
2/29/04               $12,942                                   $9,046                       $7,432
3/31/04               $12,973                                   $8,909                       $7,307
4/30/04               $12,471                                   $8,770                       $7,200
5/31/04               $12,809                                   $8,890                       $7,335
6/30/04               $13,259                                   $9,063                       $7,438
7/31/04               $12,308                                   $8,763                       $6,997
8/31/04               $12,113                                   $8,798                       $6,953
9/30/04               $12,819                                   $8,893                       $7,044
10/31/04              $13,218                                   $9,029                       $7,159
11/30/04              $14,139                                   $9,394                       $7,435
12/31/04              $14,722                                   $9,714                       $7,725
1/31/05               $14,170                                   $9,477                       $7,459
2/28/05               $14,159                                   $9,676                       $7,540
3/31/05               $13,760                                   $9,505                       $7,391
4/30/05               $13,136                                   $9,325                       $7,222


AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  CLASS C                     4/30/05
--------------------------------------
  1-Year                       +4.33%
--------------------------------------
  5-Year                      -12.55%
--------------------------------------
  Since Inception (6/23/99)    +4.77%
--------------------------------------


CLASS R (1/1/02-4/30/05)

[LINE GRAPH OMITTED]

Date                     Franklin Aggressive Growth Fund        S&P 500 5                         Russell 3000 Growth Index  5
1/1/02                   $10,000                                $10,000                           $10,000
1/31/02                  $9,535                                 $9,854                            $9,811
2/28/02                  $8,837                                 $9,664                            $9,389
3/31/02                  $9,535                                 $10,028                           $9,746
4/30/02                  $8,997                                 $9,420                            $8,991
5/31/02                  $8,678                                 $9,351                            $8,750
6/30/02                  $7,731                                 $8,685                            $7,946
7/31/02                  $6,655                                 $8,008                            $7,455
8/31/02                  $6,510                                 $8,061                            $7,476
9/30/02                  $5,862                                 $7,185                            $6,715
10/31/02                 $6,415                                 $7,817                            $7,313
11/30/02                 $7,114                                 $8,277                            $7,730
12/31/02                 $6,408                                 $7,791                            $7,197
1/31/03                  $6,379                                 $7,587                            $7,021
2/28/03                  $6,321                                 $7,473                            $6,978
3/31/03                  $6,393                                 $7,545                            $7,107
4/30/03                  $6,888                                 $8,167                            $7,641
5/31/03                  $7,477                                 $8,596                            $8,053
6/30/03                  $7,542                                 $8,706                            $8,167
7/31/03                  $7,906                                 $8,860                            $8,399
8/31/03                  $8,299                                 $9,032                            $8,626
9/30/03                  $8,037                                 $8,937                            $8,524
10/31/03                 $8,757                                 $9,442                            $9,021
11/30/03                 $8,975                                 $9,525                            $9,131
12/31/03                 $9,201                                 $10,024                           $9,426
1/31/04                  $9,412                                 $10,208                           $9,641
2/29/04                  $9,426                                 $10,350                           $9,696
3/31/04                  $9,455                                 $10,194                           $9,533
4/30/04                  $9,099                                 $10,034                           $9,394
5/31/04                  $9,346                                 $10,171                           $9,570
6/30/04                  $9,674                                 $10,369                           $9,704
7/31/04                  $8,982                                 $10,026                           $9,129
8/31/04                  $8,844                                 $10,066                           $9,072
9/30/04                  $9,361                                 $10,175                           $9,191
10/31/04                 $9,659                                 $10,331                           $9,341
11/30/04                 $10,335                                $10,749                           $9,701
12/31/04                 $10,772                                $11,114                           $10,078
1/31/05                  $10,371                                $10,843                           $9,732
2/28/05                  $10,364                                $11,071                           $9,838
3/31/05                  $10,081                                $10,875                           $9,643
4/30/05                  $9,629                                 $10,669                           $9,422


AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  CLASS R                    4/30/05
--------------------------------------
  1-Year                      +4.84%
--------------------------------------
  3-Year                      +2.29%
--------------------------------------
  Since Inception (1/1/02)    -1.13%
--------------------------------------



12 |  Annual Report

ADVISOR CLASS (6/23/99-4/30/05)

[LINE GRAPH OMITTED]

Date                     Franklin Aggressive Growth Fund        S&P 500 5                         Russell 3000 Growth Index 5
6/23/99                  $10,000                                $10,000                           $10,000
6/30/99                  $10,780                                $10,129                           $10,160
7/31/99                  $11,920                                $9,814                            $9,838
8/31/99                  $13,150                                $9,765                            $9,960
9/30/99                  $14,000                                $9,498                            $9,778
10/31/99                 $16,410                                $10,098                           $10,482
11/30/99                 $19,770                                $10,304                           $11,084
12/31/99                 $24,566                                $10,910                           $12,291
1/31/00                  $24,064                                $10,362                           $11,748
2/29/00                  $32,615                                $10,166                           $12,482
3/31/00                  $30,393                                $11,160                           $13,188
4/30/00                  $25,918                                $10,824                           $12,510
5/31/00                  $23,337                                $10,603                           $11,848
6/30/00                  $28,191                                $10,864                           $12,788
7/31/00                  $27,280                                $10,695                           $12,215
8/31/00                  $30,290                                $11,358                           $13,333
9/30/00                  $28,959                                $10,759                           $12,112
10/31/00                 $25,498                                $10,713                           $11,510
11/30/00                 $18,402                                $9,869                            $9,787
12/31/00                 $18,285                                $9,918                            $9,536
1/31/01                  $20,652                                $10,269                           $10,203
2/28/01                  $15,837                                $9,334                            $8,494
3/31/01                  $13,747                                $8,743                            $7,581
4/30/01                  $15,776                                $9,422                            $8,537
5/31/01                  $15,724                                $9,485                            $8,436
6/30/01                  $15,622                                $9,254                            $8,273
7/31/01                  $14,649                                $9,163                            $8,031
8/31/01                  $13,266                                $8,590                            $7,385
9/30/01                  $10,746                                $7,896                            $6,617
10/31/01                 $12,047                                $8,047                            $6,982
11/30/01                 $13,737                                $8,664                            $7,647
12/31/01                 $14,198                                $8,740                            $7,665
1/31/02                  $13,542                                $8,612                            $7,520
2/28/02                  $12,559                                $8,446                            $7,196
3/31/02                  $13,563                                $8,764                            $7,470
4/30/02                  $12,805                                $8,233                            $6,891
5/31/02                  $12,344                                $8,172                            $6,707
6/30/02                  $11,002                                $7,590                            $6,090
7/31/02                  $9,486                                 $6,999                            $5,714
8/31/02                  $9,281                                 $7,045                            $5,730
9/30/02                  $8,359                                 $6,280                            $5,147
10/31/02                 $9,158                                 $6,832                            $5,605
11/30/02                 $10,152                                $7,234                            $5,925
12/31/02                 $9,148                                 $6,809                            $5,516
1/31/03                  $9,117                                 $6,631                            $5,381
2/28/03                  $9,035                                 $6,531                            $5,349
3/31/03                  $9,148                                 $6,594                            $5,447
4/30/03                  $9,855                                 $7,138                            $5,857
5/31/03                  $10,705                                $7,513                            $6,173
6/30/03                  $10,797                                $7,609                            $6,260
7/31/03                  $11,330                                $7,743                            $6,438
8/31/03                  $11,893                                $7,894                            $6,611
9/30/03                  $11,524                                $7,811                            $6,533
10/31/03                 $12,559                                $8,252                            $6,915
11/30/03                 $12,887                                $8,325                            $6,998
12/31/03                 $13,204                                $8,761                            $7,224
1/31/04                  $13,512                                $8,922                            $7,389
2/29/04                  $13,542                                $9,046                            $7,432
3/31/04                  $13,594                                $8,909                            $7,307
4/30/04                  $13,081                                $8,770                            $7,200
5/31/04                  $13,440                                $8,890                            $7,335
6/30/04                  $13,921                                $9,063                            $7,438
7/31/04                  $12,938                                $8,763                            $6,997
8/31/04                  $12,743                                $8,798                            $6,953
9/30/04                  $13,491                                $8,893                            $7,044
10/31/04                 $13,932                                $9,029                            $7,159
11/30/04                 $14,905                                $9,394                            $7,435
12/31/04                 $15,540                                $9,714                            $7,725
1/31/05                  $14,966                                $9,477                            $7,459
2/28/05                  $14,977                                $9,676                            $7,540
3/31/05                  $14,557                                $9,505                            $7,391
4/30/05                  $13,911                                $9,325                            $7,222


AVERAGE ANNUAL TOTAL RETURN
---------------------------------------
  ADVISOR CLASS               4/30/05
---------------------------------------
  1-Year                       +6.34%
---------------------------------------
  5-Year                      -11.70%
---------------------------------------
  Since Inception (6/23/99)    +5.80%
---------------------------------------



ENDNOTES

THE MANAGER OF THE FUND USES AN AGGRESSIVE GROWTH STRATEGY SO AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK. THE FUND MAY BE MORE VOLATILE THAN A MORE CONSERVATIVE EQUITY FUND, AND IT MAY BE BEST SUITED FOR LONG-TERM INVESTING. THE FUND'S INVESTMENTS IN SMALLER- AND MIDSIZE-COMPANY STOCKS INVOLVE SPECIAL RISKS SUCH AS RELATIVELY SMALLER REVENUES, LIMITED PRODUCT LINES AND SMALLER MARKET SHARE. SMALLER- AND MIDSIZE-COMPANY STOCKS HISTORICALLY HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND'S PORTFOLIO INCLUDES INVESTMENTS IN TECHNOLOGY, WHICH HAS BEEN AMONG THE MARKET'S MOST VOLATILE SECTORS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.


CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Russell 3000 Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.



                                                              Annual Report | 13

Your Fund's Expenses

FRANKLIN AGGRESSIVE GROWTH FUND


As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.


ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.
   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.


HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.







14 |  Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.



------------------------------------------------------------------------------------------------------
                                          BEGINNING ACCOUNT  ENDING ACCOUNT    EXPENSES PAID DURING
  CLASS A                                  VALUE 10/31/04     VALUE 4/30/05  PERIOD* 10/31/04-4/30/05
------------------------------------------------------------------------------------------------------
  Actual                                      $1,000              $  997.00           $ 6.93
------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000              $1,017.85           $ 7.00
------------------------------------------------------------------------------------------------------
  CLASS B
------------------------------------------------------------------------------------------------------
  Actual                                      $1,000              $  993.80          $10.43
------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000              $1,014.33          $10.54
------------------------------------------------------------------------------------------------------
  CLASS C
------------------------------------------------------------------------------------------------------
  Actual                                      $1,000              $  993.80          $10.48
------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000              $1,014.28          $10.59
------------------------------------------------------------------------------------------------------
  CLASS R
------------------------------------------------------------------------------------------------------
  Actual                                      $1,000              $  997.00          $ 8.02
------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000              $1,016.76          $ 8.10
------------------------------------------------------------------------------------------------------
  ADVISOR CLASS
------------------------------------------------------------------------------------------------------
  Actual                                      $1,000              $  998.50          $ 5.55
------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000              $1,019.24          $ 5.61
------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio for each class (A: 1.40%; B:
2.11%; C: 2.12%; R: 1.62%; and Advisor: 1.12%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.



                                                              Annual Report | 15

Franklin Flex Cap Growth Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: The Fund invests primarily in equity securities of companies that the manager believes have the potential for capital appreciation. The Fund has flexibility to invest in companies located, headquartered or operating inside and outside the United States, across the entire market capitalization spectrum from small, emerging growth companies to well-established, large cap companies.


--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------


This annual report for Franklin Flex Cap Growth Fund covers the fiscal year ended April 30, 2005.


PERFORMANCE OVERVIEW

For the year under review, Franklin Flex Cap Growth Fund - Class A posted a +4.44% cumulative total return. The Fund outperformed the narrow benchmark Russell 3000 Growth Index, which returned 0.30%, and underperformed the broad benchmark Standard & Poor's 500 Composite Index (S&P 500), which returned 6.33% for the same period.1 The Fund fared well compared with its peers in the Lipper Multi-Cap Growth Funds Objective Average, which returned 2.96%.2 You can find the Fund's long-term performance data in the Performance Summary beginning on page 19.



1. Source: Standard & Poor's Micropal. The Russell 3000 Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
2. Source: Lipper Inc. The Lipper Multi-Cap Growth Funds Objective Average is calculated by averaging the total returns of all funds within the Lipper Multi-Cap Growth Funds classification in the Lipper Open-End underlying funds universe for the period indicated. Lipper Multi-Cap Growth Funds are defined as funds that normally invest in companies of any size, with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indexes. For the one-year period ended 4/30/05, the Lipper Multi-Cap Growth Funds Objective Average consisted of 421 funds. Lipper calculations do not include sales charges, but include reinvestment of any income or distributions. The Fund's performance relative to the average may have differed if these or other factors had been considered. One cannot invest directly in a Lipper average, nor is the average representative of the Funds' portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 59.



16 |  Annual Report

INVESTMENT STRATEGY

We are research driven, fundamental investors pursuing a growth strategy. As "bottom-up" investors focusing primarily on individual securities, we seek companies that have identifiable drivers of future earnings growth and that we believe present a good trade-off between that potential earnings growth, business and financial risk and valuation. We believe that examples of identifiable drivers of future earnings growth are a particular product niche, proven technology, sound financial profits and records, strong management, and industry leadership. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis.


MANAGER'S DISCUSSION

During the 12 months under review, the finance sector contributed the most to the Fund's performance. Relative to the Russell 3000 Growth Index (Index), our lack of exposure to the multi-line insurance industry and overweighting in real estate investment trusts helped the Fund. However, our overweighted finance sector position overall relative to the Index hampered Fund returns due to the rising interest rate environment and flattening yield curve. It should be noted, though, that we reduced the Fund's overall finance sector weighting during the past year. Stock selection within finance also positively impacted Fund performance. Specifically, the Fund benefited from its positions in Countrywide Financial, Catellus Development, Alexandria Real Estate, City National and Wells Fargo.

The next most favorable sectors for the Fund were health technology and technology services. Within health technology, our positions in Gilead Sciences, Cooper Companies, ResMed and Beckman Coulter contributed to Fund performance. Within technology services, the Fund benefited from its positions in Cognizant Technology Solutions, Yahoo!, Symantec (sold during the period), Adobe Systems, PeopleSoft (ultimately acquired by Oracle) and Cognos. In terms of our allocations relative to the Index, health technology and technology services modestly impacted Fund returns. Our slight underweighting in health technology, especially in the major pharmaceuticals industry, helped the Fund as this group came under great selling pressure with the withdrawal of some major drugs from the marketplace. In technology services, our slightly overweighted position, particularly in the Internet software and services industry, boosted Fund returns.

Positive stock selection in consumer non-durables, specifically in Quiksilver and Clorox, also contributed to Fund returns. During the period, we added new positions in Pepsico and Procter & Gamble within this sector.



PORTFOLIO BREAKDOWN
Franklin Flex Cap Growth Fund
Based on Total Net Assets as of 4/30/05

[BAR GRAPH OMITTED]

Health Technology*                                    19.8%
Electronic Technology*                                15.2%
Finance                                               11.5%
Technology Services*                                  11.1%
Process Industries                                     4.7%
Consumer Non-Durables                                  4.0%
Health Services                                        3.9%
Consumer Services                                      3.7%
Energy Minerals                                        3.4%
Retail Trade                                           2.4%
Industrial Services                                    2.0%
Other                                                  8.5%
Short-Term Investments & Other Net Assets              9.8%


*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.



                                                              Annual Report | 17

TOP 10 HOLDINGS
Franklin Flex Cap Growth Fund
4/30/05

-----------------------------------------------
  COMPANY                           % OF TOTAL
  SECTOR/INDUSTRY                   NET ASSETS
-----------------------------------------------
  Amgen Inc.                              2.5%
    HEALTH TECHNOLOGY
-----------------------------------------------
  VCA Antech Inc.                         2.1%
    HEALTH SERVICES
-----------------------------------------------
  Yahoo! Inc.                             2.1%
    TECHNOLOGY SERVICES
-----------------------------------------------
  Johnson & Johnson                       2.0%
    HEALTH TECHNOLOGY
-----------------------------------------------
  Wells Fargo & Co.                       1.9%
    FINANCE
-----------------------------------------------
  Expeditors International of
  Washington Inc.                         1.8%
    TRANSPORTATION
-----------------------------------------------
  Air Products & Chemicals Inc.           1.7%
    PROCESS INDUSTRIES
-----------------------------------------------
  Zimmer Holdings Inc.                    1.6%
    HEALTH TECHNOLOGY
-----------------------------------------------
  Dell Inc.                               1.5%
    ELECTRONIC TECHNOLOGY
-----------------------------------------------
  Rockwell Automation Inc.                1.4%
    ELECTRONIC TECHNOLOGY
-----------------------------------------------



Consumer services had the greatest negative impact on results. Although our overweighted position in this sector relative to the Index produced a slight positive effect, poor stock selection detracted from Fund returns. In particular, our Univision Communications, Clear Channel Communications and Apollo Group holdings hindered results. We sold the latter two positions over the course of the past year but retained our position in Univision, which was purchased years ago at lower levels.

Another lagging sector for the Fund was producer manufacturing where our underweighted allocation versus the Index and specific stock selections hampered performance. The Fund only owned two positions in this sector, Masco and Paccar, which were more recent purchases.

Lastly, the retail trade sector also negatively impacted performance. Our underweighted position compared with the Index had a positive impact on results, but our stock selection dragged down performance. Specifically, Ross Stores and Gymboree produced negative returns and we sold them during the period.

Thank you for your continued participation in Franklin Flex Cap Growth Fund. We look forward to serving your future investment needs.


[PHOTO OF CONRAD B. HERRMANN OMITTED]

/S/Conrad B. Herrmann

Conrad B. Herrmann, CFA
Portfolio Manager
Franklin Flex Cap Growth Fund



THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.



18 |  Annual Report

Performance Summary as of 4/30/05

FRANKLIN FLEX CAP GROWTH FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.



PRICE INFORMATION
----------------------------------------------------------------------------------------------------
  CLASS A (SYMBOL: FKCGX)                               CHANGE           4/30/05          4/30/04
----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.50            $35.26           $33.76
----------------------------------------------------------------------------------------------------
  CLASS B (SYMBOL: FKCBX)                               CHANGE           4/30/05          4/30/04
----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.19            $33.59           $32.40
----------------------------------------------------------------------------------------------------
  CLASS C (SYMBOL: FCIIX)                               CHANGE           4/30/05          4/30/04
----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.19            $33.66           $32.47
----------------------------------------------------------------------------------------------------
  CLASS R (SYMBOL: FRCGX)                               CHANGE           4/30/05          4/30/04
----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.41            $34.98           $33.57
----------------------------------------------------------------------------------------------------
  ADVISOR CLASS (SYMBOL: N/A)                           CHANGE           4/30/05          4/30/04
----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.97            $35.32           $33.35
----------------------------------------------------------------------------------------------------



                                                              Annual Report | 19

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

-----------------------------------------------------------------------------------------------------
  CLASS A                                               1-YEAR            5-YEAR          10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +4.44%           -25.27%         +236.04%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         -1.56%            -6.77%          +12.22%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $9,844            $7,043          $31,663
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05) 4                    -0.85%            -8.40%          +12.79%
-----------------------------------------------------------------------------------------------------
  CLASS B                                               1-YEAR            5-YEAR   INCEPTION (1/1/99)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +3.67%           -28.01%          +47.38%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         -0.33%            -6.72%           +6.32%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $9,967            $7,063          $14,738
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05) 4                    +0.41%            -8.34%           +6.89%
-----------------------------------------------------------------------------------------------------
  CLASS C                                               1-YEAR            5-YEAR   INCEPTION (9/3/96)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +3.67%           -28.05%         +115.23%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         +2.67%            -6.37%           +9.26%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                        $10,267            $7,195          $21,523
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05) 4                    +3.40%            -8.01%           +9.72%
-----------------------------------------------------------------------------------------------------
  CLASS R                                               1-YEAR            3-YEAR   INCEPTION (1/1/02)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +4.20%           +14.05%           +9.86%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         +3.20%            +4.48%           +2.87%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                        $10,320           $11,405          $10,986
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05) 4                    +3.93%            +3.79%           +3.83%
-----------------------------------------------------------------------------------------------------
  ADVISOR CLASS5                                        1-YEAR            5-YEAR          10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +4.62%           -25.15%         +236.62%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         +4.62%            -5.63%          +13.75%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                        $10,462            $7,485          $33,662
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05) 4                    +5.34%            -7.29%          +13.48%
-----------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



20 |  Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.


CLASS A (5/1/95-4/30/05)

[LINE GRAPH OMITTED]

Date                 Franklin Flex Cap Growth Fund              S&P 500 6                Russell 3000 Growth Index 6
5/1/95               $9,422                                     $10,000                  $10,000
5/31/95              $9,799                                     $10,399                  $10,328
6/30/95              $10,458                                    $10,640                  $10,756
7/31/95              $11,348                                    $10,993                  $11,243
8/31/95              $11,606                                    $11,020                  $11,268
9/30/95              $11,891                                    $11,485                  $11,758
10/31/95             $11,912                                    $11,444                  $11,705
11/30/95             $12,288                                    $11,946                  $12,166
12/31/95             $12,255                                    $12,176                  $12,256
1/31/96              $12,399                                    $12,590                  $12,614
2/29/96              $12,818                                    $12,707                  $12,878
3/31/96              $12,924                                    $12,829                  $12,918
4/30/96              $13,898                                    $13,018                  $13,324
5/31/96              $14,210                                    $13,354                  $13,813
6/30/96              $13,783                                    $13,404                  $13,733
7/31/96              $12,966                                    $12,813                  $12,838
8/31/96              $13,775                                    $13,083                  $13,230
9/30/96              $14,661                                    $13,819                  $14,164
10/31/96             $14,844                                    $14,200                  $14,179
11/30/96             $15,920                                    $15,272                  $15,179
12/31/96             $15,985                                    $14,970                  $14,937
1/31/97              $16,243                                    $15,905                  $15,919
2/28/97              $15,789                                    $16,029                  $15,732
3/31/97              $14,874                                    $15,372                  $14,857
4/30/97              $15,132                                    $16,289                  $15,743
5/31/97              $16,587                                    $17,280                  $16,979
6/30/97              $16,684                                    $18,054                  $17,649
7/31/97              $18,065                                    $19,489                  $19,147
8/31/97              $17,955                                    $18,398                  $18,184
9/30/97              $19,289                                    $19,405                  $19,136
10/31/97             $18,598                                    $18,758                  $18,382
11/30/97             $18,795                                    $19,626                  $19,037
12/31/97             $18,495                                    $19,962                  $19,230
1/31/98              $18,225                                    $20,183                  $19,725
2/28/98              $19,665                                    $21,638                  $21,233
3/31/98              $20,074                                    $22,745                  $22,083
4/30/98              $20,434                                    $22,974                  $22,373
5/31/98              $19,354                                    $22,579                  $21,646
6/30/98              $19,808                                    $23,496                  $22,872
7/31/98              $18,866                                    $23,246                  $22,565
8/31/98              $15,743                                    $19,889                  $19,029
9/30/98              $16,784                                    $21,163                  $20,526
10/31/98             $17,718                                    $22,883                  $22,130
11/30/98             $19,013                                    $24,269                  $23,816
12/31/98             $20,477                                    $25,667                  $25,964
1/31/99              $21,791                                    $26,740                  $27,462
2/28/99              $20,072                                    $25,909                  $26,115
3/31/99              $21,260                                    $26,945                  $27,459
4/30/99              $21,740                                    $27,988                  $27,659
5/31/99              $21,673                                    $27,329                  $26,876
6/30/99              $23,869                                    $28,844                  $28,723
7/31/99              $24,097                                    $27,945                  $27,811
8/31/99              $25,060                                    $27,806                  $28,157
9/30/99              $25,558                                    $27,045                  $27,642
10/31/99             $28,718                                    $28,756                  $29,633
11/30/99             $32,842                                    $29,340                  $31,334
12/31/99             $39,964                                    $31,067                  $34,747
1/31/00              $39,998                                    $29,506                  $33,211
2/29/00              $50,365                                    $28,949                  $35,286
3/31/00              $47,585                                    $31,779                  $37,281
4/30/00              $42,372                                    $30,823                  $35,364
5/31/00              $39,592                                    $30,192                  $33,493
6/30/00              $45,507                                    $30,937                  $36,150
7/31/00              $44,299                                    $30,453                  $34,532
8/31/00              $50,779                                    $32,344                  $37,692
9/30/00              $49,199                                    $30,637                  $34,240
10/31/00             $44,915                                    $30,507                  $32,539
11/30/00             $35,334                                    $28,103                  $27,668
12/31/00             $37,150                                    $28,241                  $26,958
1/31/01              $37,806                                    $29,243                  $28,842
2/28/01              $30,810                                    $26,578                  $24,012
3/31/01              $27,497                                    $24,895                  $21,431
4/30/01              $30,577                                    $26,828                  $24,135
5/31/01              $30,586                                    $27,008                  $23,847
6/30/01              $30,397                                    $26,351                  $23,387
7/31/01              $29,257                                    $26,092                  $22,704
8/31/01              $27,775                                    $24,460                  $20,876
9/30/01              $23,932                                    $22,485                  $18,706
10/31/01             $25,584                                    $22,914                  $19,739
11/30/01             $27,982                                    $24,671                  $21,618
12/31/01             $28,521                                    $24,887                  $21,667
1/31/02              $27,910                                    $24,524                  $21,258
2/28/02              $26,841                                    $24,051                  $20,342
3/31/02              $28,907                                    $24,956                  $21,116
4/30/02              $27,569                                    $23,444                  $19,480
5/31/02              $26,958                                    $23,271                  $18,960
6/30/02              $24,785                                    $21,614                  $17,216
7/31/02              $22,217                                    $19,930                  $16,153
8/31/02              $22,100                                    $20,060                  $16,197
9/30/02              $20,439                                    $17,882                  $14,549
10/31/02             $21,552                                    $19,455                  $15,845
11/30/02             $22,881                                    $20,599                  $16,750
12/31/02             $21,408                                    $19,389                  $15,593
1/31/03              $21,444                                    $18,882                  $15,211
2/28/03              $21,337                                    $18,598                  $15,120
3/31/03              $21,525                                    $18,777                  $15,398
4/30/03              $22,953                                    $20,325                  $16,557
5/31/03              $24,677                                    $21,394                  $17,449
6/30/03              $24,830                                    $21,668                  $17,696
7/31/03              $25,844                                    $22,050                  $18,199
8/31/03              $27,102                                    $22,479                  $18,689
9/30/03              $26,302                                    $22,241                  $18,469
10/31/03             $28,592                                    $23,499                  $19,547
11/30/03             $29,499                                    $23,705                  $19,784
12/31/03             $30,074                                    $24,947                  $20,422
1/31/04              $30,550                                    $25,405                  $20,888
2/29/04              $30,810                                    $25,758                  $21,008
3/31/04              $30,945                                    $25,370                  $20,656
4/30/04              $30,317                                    $24,972                  $20,354
5/31/04              $31,224                                    $25,314                  $20,735
6/30/04              $31,771                                    $25,806                  $21,026
7/31/04              $29,850                                    $24,952                  $19,780
8/31/04              $29,688                                    $25,052                  $19,656
9/30/04              $30,703                                    $25,323                  $19,914
10/31/04             $31,412                                    $25,710                  $20,238
11/30/04             $32,741                                    $26,750                  $21,019
12/31/04             $33,971                                    $27,660                  $21,837
1/31/05              $32,732                                    $26,986                  $21,086
2/28/05              $33,325                                    $27,553                  $21,316
3/31/05              $32,553                                    $27,066                  $20,893
4/30/05              $31,663                                    $26,553                  $20,415


AVERAGE ANNUAL TOTAL RETURN
---------------------------------------
  CLASS A                     4/30/05
---------------------------------------
  1-Year                       -1.56%
---------------------------------------
  5-Year                       -6.77%
---------------------------------------
  10-Year                     +12.22%
---------------------------------------



CLASS B (1/1/99-4/30/05)

[LINE GRAPH OMITTED]

Date                 Franklin Flex Cap Growth Fund              S&P 500 6                Russell 3000 Growth Index 6
1/1/99               $10,000                                    $10,000                  $10,000
1/31/99              $10,633                                    $10,418                  $10,577
2/28/99              $9,786                                     $10,094                  $10,058
3/31/99              $10,362                                    $10,498                  $10,576
4/30/99              $10,588                                    $10,905                  $10,653
5/31/99              $10,551                                    $10,647                  $10,351
6/30/99              $11,610                                    $11,238                  $11,062
7/31/99              $11,709                                    $10,887                  $10,711
8/31/99              $12,175                                    $10,834                  $10,845
9/30/99              $12,406                                    $10,537                  $10,646
10/31/99             $13,932                                    $11,203                  $11,413
11/30/99             $15,919                                    $11,431                  $12,068
12/31/99             $19,359                                    $12,104                  $13,383
1/31/00              $19,359                                    $11,496                  $12,791
2/29/00              $24,362                                    $11,279                  $13,590
3/31/00              $23,001                                    $12,381                  $14,359
4/30/00              $20,473                                    $12,009                  $13,620
5/31/00              $19,116                                    $11,763                  $12,900
6/30/00              $21,957                                    $12,053                  $13,923
7/31/00              $21,363                                    $11,865                  $13,300
8/31/00              $24,473                                    $12,601                  $14,517
9/30/00              $23,694                                    $11,936                  $13,187
10/31/00             $21,615                                    $11,886                  $12,532
11/30/00             $16,992                                    $10,949                  $10,656
12/31/00             $17,857                                    $11,003                  $10,383
1/31/01              $18,160                                    $11,393                  $11,109
2/28/01              $14,795                                    $10,355                  $9,248
3/31/01              $13,193                                    $9,699                   $8,254
4/30/01              $14,668                                    $10,453                  $9,295
5/31/01              $14,659                                    $10,523                  $9,185
6/30/01              $14,558                                    $10,267                  $9,007
7/31/01              $14,005                                    $10,166                  $8,744
8/31/01              $13,290                                    $9,530                   $8,040
9/30/01              $11,438                                    $8,760                   $7,205
10/31/01             $12,219                                    $8,927                   $7,602
11/30/01             $13,360                                    $9,612                   $8,326
12/31/01             $13,610                                    $9,696                   $8,345
1/31/02              $13,312                                    $9,555                   $8,187
2/28/02              $12,794                                    $9,371                   $7,835
3/31/02              $13,768                                    $9,723                   $8,133
4/30/02              $13,123                                    $9,134                   $7,503
5/31/02              $12,825                                    $9,067                   $7,302
6/30/02              $11,785                                    $8,421                   $6,631
7/31/02              $10,556                                    $7,765                   $6,221
8/31/02              $10,495                                    $7,816                   $6,238
9/30/02              $9,701                                     $6,967                   $5,603
10/31/02             $10,219                                    $7,580                   $6,103
11/30/02             $10,846                                    $8,025                   $6,451
12/31/02             $10,140                                    $7,554                   $6,005
1/31/03              $10,148                                    $7,357                   $5,859
2/28/03              $10,091                                    $7,246                   $5,823
3/31/03              $10,175                                    $7,316                   $5,931
4/30/03              $10,846                                    $7,919                   $6,377
5/31/03              $11,649                                    $8,335                   $6,721
6/30/03              $11,719                                    $8,442                   $6,816
7/31/03              $12,189                                    $8,591                   $7,009
8/31/03              $12,772                                    $8,758                   $7,198
9/30/03              $12,386                                    $8,665                   $7,113
10/31/03             $13,457                                    $9,155                   $7,528
11/30/03             $13,873                                    $9,236                   $7,620
12/31/03             $14,137                                    $9,720                   $7,866
1/31/04              $14,356                                    $9,898                   $8,045
2/29/04              $14,466                                    $10,036                  $8,091
3/31/04              $14,523                                    $9,884                   $7,956
4/30/04              $14,216                                    $9,729                   $7,839
5/31/04              $14,632                                    $9,863                   $7,986
6/30/04              $14,882                                    $10,054                  $8,098
7/31/04              $13,970                                    $9,722                   $7,618
8/31/04              $13,887                                    $9,761                   $7,570
9/30/04              $14,356                                    $9,866                   $7,670
10/31/04             $14,676                                    $10,017                  $7,795
11/30/04             $15,286                                    $10,422                  $8,095
12/31/04             $15,852                                    $10,777                  $8,410
1/31/05              $15,264                                    $10,514                  $8,121
2/28/05              $15,532                                    $10,735                  $8,210
3/31/05              $15,163                                    $10,545                  $8,047
4/30/05              $14,738                                    $10,345                  $7,863


AVERAGE ANNUAL TOTAL RETURN
---------------------------------------
  CLASS B                     4/30/05
---------------------------------------
  1-Year                       -0.33%
---------------------------------------
  5-Year                       -6.72%
---------------------------------------
  Since Inception (1/1/99)     +6.32%
---------------------------------------



                                                              Annual Report | 21

CLASS C (9/3/96-4/30/05)

[LINE GRAPH OMITTED]

Date                 Franklin Flex Cap Growth Fund              S&P 500 6                Russell 3000 Growth Index 6
9/3/96               $10,000                                    $10,000                  $10,000
9/30/96              $10,625                                    $10,562                  $10,706
10/31/96             $10,747                                    $10,854                  $10,718
11/30/96             $11,521                                    $11,673                  $11,473
12/31/96             $11,560                                    $11,442                  $11,291
1/31/97              $11,735                                    $12,156                  $12,033
2/28/97              $11,401                                    $12,252                  $11,891
3/31/97              $10,733                                    $11,749                  $11,230
4/30/97              $10,914                                    $12,450                  $11,900
5/31/97              $11,950                                    $13,208                  $12,834
6/30/97              $11,972                                    $13,799                  $13,341
7/31/97              $13,005                                    $14,896                  $14,473
8/31/97              $12,914                                    $14,062                  $13,745
9/30/97              $13,867                                    $14,832                  $14,464
10/31/97             $13,362                                    $14,337                  $13,895
11/30/97             $13,492                                    $15,001                  $14,390
12/31/97             $13,271                                    $15,258                  $14,536
1/31/98              $13,076                                    $15,427                  $14,910
2/28/98              $14,102                                    $16,539                  $16,049
3/31/98              $14,379                                    $17,385                  $16,692
4/30/98              $14,633                                    $17,560                  $16,911
5/31/98              $13,854                                    $17,258                  $16,361
6/30/98              $14,167                                    $17,959                  $17,289
7/31/98              $13,483                                    $17,768                  $17,056
8/31/98              $11,249                                    $15,202                  $14,384
9/30/98              $11,986                                    $16,176                  $15,515
10/31/98             $12,646                                    $17,490                  $16,728
11/30/98             $13,554                                    $18,550                  $18,002
12/31/98             $14,594                                    $19,618                  $19,626
1/31/99              $15,523                                    $20,438                  $20,758
2/28/99              $14,293                                    $19,803                  $19,740
3/31/99              $15,125                                    $20,595                  $20,756
4/30/99              $15,463                                    $21,393                  $20,907
5/31/99              $15,403                                    $20,888                  $20,315
6/30/99              $16,953                                    $22,046                  $21,711
7/31/99              $17,104                                    $21,359                  $21,022
8/31/99              $17,780                                    $21,253                  $21,283
9/30/99              $18,118                                    $20,671                  $20,894
10/31/99             $20,352                                    $21,979                  $22,399
11/30/99             $23,256                                    $22,426                  $23,685
12/31/99             $28,285                                    $23,746                  $26,264
1/31/00              $28,291                                    $22,553                  $25,104
2/29/00              $35,602                                    $22,126                  $26,672
3/31/00              $33,616                                    $24,290                  $28,180
4/30/00              $29,915                                    $23,559                  $26,731
5/31/00              $27,935                                    $23,077                  $25,317
6/30/00              $32,082                                    $23,646                  $27,325
7/31/00              $31,213                                    $23,277                  $26,102
8/31/00              $35,753                                    $24,722                  $28,491
9/30/00              $34,618                                    $23,417                  $25,881
10/31/00             $31,581                                    $23,317                  $24,595
11/30/00             $24,825                                    $21,480                  $20,914
12/31/00             $26,095                                    $21,586                  $20,377
1/31/01              $26,530                                    $22,351                  $21,801
2/28/01              $21,613                                    $20,314                  $18,150
3/31/01              $19,273                                    $19,028                  $16,199
4/30/01              $21,421                                    $20,506                  $18,243
5/31/01              $21,415                                    $20,643                  $18,025
6/30/01              $21,261                                    $20,141                  $17,678
7/31/01              $20,449                                    $19,943                  $17,162
8/31/01              $19,407                                    $18,696                  $15,780
9/30/01              $16,708                                    $17,186                  $14,140
10/31/01             $17,847                                    $17,514                  $14,920
11/30/01             $19,516                                    $18,857                  $16,341
12/31/01             $19,874                                    $19,022                  $16,378
1/31/02              $19,439                                    $18,745                  $16,068
2/28/02              $18,684                                    $18,383                  $15,376
3/31/02              $20,110                                    $19,075                  $15,961
4/30/02              $19,164                                    $17,919                  $14,724
5/31/02              $18,729                                    $17,787                  $14,331
6/30/02              $17,214                                    $16,521                  $13,013
7/31/02              $15,417                                    $15,233                  $12,209
8/31/02              $15,327                                    $15,333                  $12,243
9/30/02              $14,170                                    $13,668                  $10,997
10/31/02             $14,924                                    $14,870                  $11,977
11/30/02             $15,839                                    $15,744                  $12,661
12/31/02             $14,809                                    $14,820                  $11,786
1/31/03              $14,822                                    $14,432                  $11,498
2/28/03              $14,739                                    $14,215                  $11,429
3/31/03              $14,860                                    $14,352                  $11,639
4/30/03              $15,839                                    $15,535                  $12,515
5/31/03              $17,015                                    $16,352                  $13,190
6/30/03              $17,111                                    $16,561                  $13,376
7/31/03              $17,795                                    $16,854                  $13,756
8/31/03              $18,652                                    $17,182                  $14,127
9/30/03              $18,090                                    $17,000                  $13,960
10/31/03             $19,650                                    $17,961                  $14,775
11/30/03             $20,264                                    $18,119                  $14,954
12/31/03             $20,647                                    $19,068                  $15,437
1/31/04              $20,961                                    $19,418                  $15,789
2/29/04              $21,127                                    $19,688                  $15,880
3/31/04              $21,210                                    $19,391                  $15,613
4/30/04              $20,762                                    $19,087                  $15,385
5/31/04              $21,370                                    $19,348                  $15,673
6/30/04              $21,734                                    $19,724                  $15,893
7/31/04              $20,404                                    $19,072                  $14,951
8/31/04              $20,276                                    $19,148                  $14,858
9/30/04              $20,961                                    $19,356                  $15,052
10/31/04             $21,434                                    $19,651                  $15,298
11/30/04             $22,323                                    $20,446                  $15,888
12/31/04             $23,147                                    $21,142                  $16,506
1/31/05              $22,291                                    $20,626                  $15,939
2/28/05              $22,681                                    $21,060                  $16,112
3/31/05              $22,144                                    $20,688                  $15,792
4/30/05              $21,523                                    $20,295                  $15,432



AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  CLASS C                     4/30/05
--------------------------------------
  1-Year                       +2.67%
--------------------------------------
  5-Year                       -6.37%
--------------------------------------
  Since Inception (9/3/96)     +9.26%
--------------------------------------


CLASS R (1/1/02-4/30/05)

[LINE GRAPH OMITTED]

Date                 Franklin Flex Cap Growth Fund              S&P 500 6                Russell 3000 Growth Index 6
1/1/02               $10,000                                    $10,000                  $10,000
1/31/02              $9,758                                     $9,854                   $9,811
2/28/02              $9,384                                     $9,664                   $9,389
3/31/02              $10,103                                    $10,028                  $9,746
4/30/02              $9,632                                     $9,420                   $8,991
5/31/02              $9,415                                     $9,351                   $8,750
6/30/02              $8,659                                     $8,685                   $7,946
7/31/02              $7,760                                     $8,008                   $7,455
8/31/02              $7,719                                     $8,061                   $7,476
9/30/02              $7,139                                     $7,185                   $6,715
10/31/02             $7,525                                     $7,817                   $7,313
11/30/02             $7,987                                     $8,277                   $7,730
12/31/02             $7,471                                     $7,791                   $7,197
1/31/03              $7,481                                     $7,587                   $7,021
2/28/03              $7,443                                     $7,473                   $6,978
3/31/03              $7,506                                     $7,545                   $7,107
4/30/03              $8,006                                     $8,167                   $7,641
5/31/03              $8,602                                     $8,596                   $8,053
6/30/03              $8,655                                     $8,706                   $8,167
7/31/03              $9,007                                     $8,860                   $8,399
8/31/03              $9,444                                     $9,032                   $8,626
9/30/03              $9,165                                     $8,937                   $8,524
10/31/03             $9,956                                     $9,442                   $9,021
11/30/03             $10,273                                    $9,525                   $9,131
12/31/03             $10,470                                    $10,024                  $9,426
1/31/04              $10,634                                    $10,208                  $9,641
2/29/04              $10,722                                    $10,350                  $9,696
3/31/04              $10,766                                    $10,194                  $9,533
4/30/04              $10,543                                    $10,034                  $9,394
5/31/04              $10,857                                    $10,171                  $9,570
6/30/04              $11,046                                    $10,369                  $9,704
7/31/04              $10,377                                    $10,026                  $9,129
8/31/04              $10,317                                    $10,066                  $9,072
9/30/04              $10,669                                    $10,175                  $9,191
10/31/04             $10,913                                    $10,331                  $9,341
11/30/04             $11,369                                    $10,749                  $9,701
12/31/04             $11,796                                    $11,114                  $10,078
1/31/05              $11,363                                    $10,843                  $9,732
2/28/05              $11,567                                    $11,071                  $9,838
3/31/05              $11,296                                    $10,875                  $9,643
4/30/05              $10,986                                    $10,669                  $9,422


AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  CLASS R                     4/30/05
--------------------------------------
  1-Year                       +3.20%
--------------------------------------
  3-Year                       +4.48%
--------------------------------------
  Since Inception (1/1/02)     +2.87%
--------------------------------------



22 |  Annual Report

ADVISOR CLASS (5/1/95-4/30/05) 5

[LINE GRAPH OMITTED]

Date                 Franklin Flex Cap Growth Fund              S&P 500 6                Russell 3000 Growth Index 6
5/1/95               $10,000                                    $10,000                  $10,000
5/31/95              $10,399                                    $10,399                  $10,328
6/30/95              $11,099                                    $10,640                  $10,756
7/31/95              $12,044                                    $10,993                  $11,243
8/31/95              $12,317                                    $11,020                  $11,268
9/30/95              $12,620                                    $11,485                  $11,758
10/31/95             $12,642                                    $11,444                  $11,705
11/30/95             $13,041                                    $11,946                  $12,166
12/31/95             $13,006                                    $12,176                  $12,256
1/31/96              $13,159                                    $12,590                  $12,614
2/29/96              $13,604                                    $12,707                  $12,878
3/31/96              $13,717                                    $12,829                  $12,918
4/30/96              $14,750                                    $13,018                  $13,324
5/31/96              $15,081                                    $13,354                  $13,813
6/30/96              $14,628                                    $13,404                  $13,733
7/31/96              $13,761                                    $12,813                  $12,838
8/31/96              $14,620                                    $13,083                  $13,230
9/30/96              $15,559                                    $13,819                  $14,164
10/31/96             $15,754                                    $14,200                  $14,179
11/30/96             $16,896                                    $15,272                  $15,179
12/31/96             $16,964                                    $14,970                  $14,937
1/31/97              $17,238                                    $15,905                  $15,919
2/28/97              $16,757                                    $16,029                  $15,732
3/31/97              $15,786                                    $15,372                  $14,857
4/30/97              $16,060                                    $16,289                  $15,743
5/31/97              $17,603                                    $17,280                  $16,979
6/30/97              $17,706                                    $18,054                  $17,649
7/31/97              $19,172                                    $19,489                  $19,147
8/31/97              $19,056                                    $18,398                  $18,184
9/30/97              $20,471                                    $19,405                  $19,136
10/31/97             $19,738                                    $18,758                  $18,382
11/30/97             $19,947                                    $19,626                  $19,037
12/31/97             $19,629                                    $19,962                  $19,230
1/31/98              $19,342                                    $20,183                  $19,725
2/28/98              $20,870                                    $21,638                  $21,233
3/31/98              $21,304                                    $22,745                  $22,083
4/30/98              $21,686                                    $22,974                  $22,373
5/31/98              $20,540                                    $22,579                  $21,646
6/30/98              $21,023                                    $23,496                  $22,872
7/31/98              $20,022                                    $23,246                  $22,565
8/31/98              $16,708                                    $19,889                  $19,029
9/30/98              $17,813                                    $21,163                  $20,526
10/31/98             $18,805                                    $22,883                  $22,130
11/30/98             $20,179                                    $24,269                  $23,816
12/31/98             $21,732                                    $25,667                  $25,964
1/31/99              $23,126                                    $26,740                  $27,462
2/28/99              $21,303                                    $25,909                  $26,115
3/31/99              $22,563                                    $26,945                  $27,459
4/30/99              $23,073                                    $27,988                  $27,659
5/31/99              $23,001                                    $27,329                  $26,876
6/30/99              $25,332                                    $28,844                  $28,723
7/31/99              $25,574                                    $27,945                  $27,811
8/31/99              $26,596                                    $27,806                  $28,157
9/30/99              $27,125                                    $27,045                  $27,642
10/31/99             $30,479                                    $28,756                  $29,633
11/30/99             $34,855                                    $29,340                  $31,334
12/31/99             $42,414                                    $31,067                  $34,747
1/31/00              $42,450                                    $29,506                  $33,211
2/29/00              $53,452                                    $28,949                  $35,286
3/31/00              $50,502                                    $31,779                  $37,281
4/30/00              $44,969                                    $30,823                  $35,364
5/31/00              $42,019                                    $30,192                  $33,493
6/30/00              $48,296                                    $30,937                  $36,150
7/31/00              $47,014                                    $30,453                  $34,532
8/31/00              $53,892                                    $32,344                  $37,692
9/30/00              $52,215                                    $30,637                  $34,240
10/31/00             $47,669                                    $30,507                  $32,539
11/30/00             $37,500                                    $28,103                  $27,668
12/31/00             $39,428                                    $28,241                  $26,958
1/31/01              $40,123                                    $29,243                  $28,842
2/28/01              $32,699                                    $26,578                  $24,012
3/31/01              $29,182                                    $24,895                  $21,431
4/30/01              $32,451                                    $26,828                  $24,135
5/31/01              $32,461                                    $27,008                  $23,847
6/30/01              $32,261                                    $26,351                  $23,387
7/31/01              $31,050                                    $26,092                  $22,704
8/31/01              $29,478                                    $24,460                  $20,876
9/30/01              $25,399                                    $22,485                  $18,706
10/31/01             $27,152                                    $22,914                  $19,739
11/30/01             $29,697                                    $24,671                  $21,618
12/31/01             $30,269                                    $24,887                  $21,667
1/31/02              $29,621                                    $24,524                  $21,258
2/28/02              $28,487                                    $24,051                  $20,342
3/31/02              $30,679                                    $24,956                  $21,116
4/30/02              $29,259                                    $23,444                  $19,480
5/31/02              $28,610                                    $23,271                  $18,960
6/30/02              $26,304                                    $21,614                  $17,216
7/31/02              $23,578                                    $19,930                  $16,153
8/31/02              $23,454                                    $20,060                  $16,197
9/30/02              $21,691                                    $17,882                  $14,549
10/31/02             $22,873                                    $19,455                  $15,845
11/30/02             $24,284                                    $20,599                  $16,750
12/31/02             $22,721                                    $19,389                  $15,593
1/31/03              $22,759                                    $18,882                  $15,211
2/28/03              $22,644                                    $18,598                  $15,120
3/31/03              $22,845                                    $18,777                  $15,398
4/30/03              $24,360                                    $20,325                  $16,557
5/31/03              $26,190                                    $21,394                  $17,449
6/30/03              $26,352                                    $21,668                  $17,696
7/31/03              $27,429                                    $22,050                  $18,199
8/31/03              $28,763                                    $22,479                  $18,689
9/30/03              $27,915                                    $22,241                  $18,469
10/31/03             $30,345                                    $23,499                  $19,547
11/30/03             $31,308                                    $23,705                  $19,784
12/31/03             $31,918                                    $24,947                  $20,422
1/31/04              $32,423                                    $25,405                  $20,888
2/29/04              $32,699                                    $25,758                  $21,008
3/31/04              $32,842                                    $25,370                  $20,656
4/30/04              $32,175                                    $24,972                  $20,354
5/31/04              $33,137                                    $25,314                  $20,735
6/30/04              $33,719                                    $25,806                  $21,026
7/31/04              $31,679                                    $24,952                  $19,780
8/31/04              $31,508                                    $25,052                  $19,656
9/30/04              $32,594                                    $25,323                  $19,914
10/31/04             $33,357                                    $25,710                  $20,238
11/30/04             $34,767                                    $26,750                  $21,019
12/31/04             $36,082                                    $27,660                  $21,837
1/31/05              $34,777                                    $26,986                  $21,086
2/28/05              $35,415                                    $27,553                  $21,316
3/31/05              $34,596                                    $27,066                  $20,893
4/30/05              $33,662                                    $26,553                  $20,415


AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  ADVISOR CLASS 5             4/30/05
--------------------------------------
  1-Year                       +4.62%
--------------------------------------
  5-Year                       -5.63%
--------------------------------------
  10-Year                     +13.75%
--------------------------------------


ENDNOTES


THE FUND IS NONDIVERSIFIED, WHICH MEANS IT MAY INVEST A GREATER PORTION OF ITS ASSETS IN THE SECURITIES OF ONE ISSUER THAN A DIVERSIFIED FUND. THE FUND MAY INVEST A SUBSTANTIAL PORTION OF ITS ASSETS IN SECURITIES LINKED TO THE STATE OF CALIFORNIA, WHICH INVOLVES INCREASED VOLATILITY ASSOCIATED WITH ECONOMIC OR REGULATORY DEVELOPMENTS IN THE STATE. SMALLER, NEWER OR UNSEASONED COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGING ECONOMIC CONDITIONS, AND THEIR PROSPECTS FOR GROWTH ARE LESS CERTAIN THAN THOSE OF LARGER, MORE ESTABLISHED COMPANIES. THE FUND ALSO INVESTS IN TECHNOLOGY STOCKS, WHICH CAN BE HIGHLY VOLATILE AND INVOLVES SPECIAL RISKS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.


CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Effective 8/2/04, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 8/2/04, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 8/1/04, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 8/2/04 (commencement of sales), the cumulative total return of Advisor Class shares was +5.91%.
6. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Russell 3000 Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.



                                                              Annual Report | 23

Your Fund's Expenses

FRANKLIN FLEX CAP GROWTH FUND


As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.


ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.
   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600/$1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.


HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.







24 |  Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.


------------------------------------------------------------------------------------------------------
                                          BEGINNING ACCOUNT  ENDING ACCOUNT    EXPENSES PAID DURING
  CLASS A                                  VALUE 10/31/04     VALUE 4/30/05  PERIOD* 10/31/04-4/30/05
------------------------------------------------------------------------------------------------------
  Actual                                      $1,000              $1,008.00           $4.63
------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000              $1,020.18           $4.66
------------------------------------------------------------------------------------------------------
  CLASS B
------------------------------------------------------------------------------------------------------
  Actual                                      $1,000              $1,004.20           $8.35
------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000              $1,016.46           $8.40
------------------------------------------------------------------------------------------------------
  CLASS C
------------------------------------------------------------------------------------------------------
  Actual                                      $1,000              $1,004.20           $8.35
------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000              $1,016.46           $8.40
------------------------------------------------------------------------------------------------------
  CLASS R
------------------------------------------------------------------------------------------------------
  Actual                                      $1,000              $1,006.60           $5.87
------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000              $1,018.94           $5.91
------------------------------------------------------------------------------------------------------
  ADVISOR CLASS
------------------------------------------------------------------------------------------------------
  Actual                                      $1,000              $1,009.10           $3.39
------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000              $1,021.42           $3.41
------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio for each class (A: 0.93%; B:
1.68%; C: 1.68%; R: 1.18%; and Advisor: 0.68%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.



                                                              Annual Report | 25

Franklin Small Cap Growth Fund II

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Small Cap Growth Fund II seeks capital appreciation by investing at least 80% of its total assets in equity securities of small-capitalization companies with market capitalizations not exceeding that of the highest market capitalization in the Russell 2000(R) Index or $1.5 billion, whichever is greater, at the time of purchase.1


--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------



This annual report for Franklin Small Cap Growth Fund II covers the fiscal year ended April 30, 2005.


PERFORMANCE OVERVIEW

For the year under review, Franklin Small Cap Growth Fund II - Class A posted a +0.76% cumulative total return. The Fund outperformed its narrow benchmark, the Russell 2000 Growth Index, which returned -0.55%, and underperformed its broad benchmark, the Standard & Poor's 500 Composite Index (S&P 500), which returned 6.33% for the same period.2 You can find the Fund's long-term performance data in the Performance Summary beginning on page 29.



1. The Russell 2000 Index is market capitalization weighted and measures performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 8% of total market capitalization of the Russell 3000 Index.

2. Source: Standard & Poor's Micropal. The Russell 2000 Growth Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 68.



26 |  Annual Report

INVESTMENT STRATEGY

We are research driven, fundamental investors pursuing a growth strategy. As "bottom-up" investors focusing primarily on individual securities, we choose companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between that earnings growth, business and financial risk, and valuation. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages such as a particular product niche, proven technology, sound financial profits and records, strong management and industry leadership are all factors we believe may contribute to strong growth potential.


MANAGER'S DISCUSSION

During the 12 months under review, the Fund's performance was helped by strong selection within the consumer services sector. In particular, Penn National Gaming and Four Seasons Hotels performed well during the period. An overweighted position relative to the Russell 2000 Growth Index (Index) and favorable stock selection in health services also benefited the Fund. Holdings in managed care, specifically Sierra Health Services, appreciated as did our holding in research organization Pharmaceutical Product Development. An underweighted position versus the Index in the poorly performing health technology sector, in which biotechnology-related stocks were particularly weak, also helped the Fund's relative performance.



PORTFOLIO BREAKDOWN
Franklin Small Cap Growth Fund II
Based on Total Net Assets as of 4/30/05

[BAR GRAPH OMITTED]

Electronic Technology*                               17.1%
Health Technology*                                   10.6%
Health Services                                       9.8%
Technology Services*                                  9.4%
Finance                                               7.9%
Process Industries                                    6.5%
Producer Manufacturing                                6.5%
Consumer Services                                     6.5%
Retail Trade                                          4.9%
Transportation                                        4.3%
Industrial Services                                   4.0%
Commercial Services                                   3.1%
Energy Minerals                                       2.6%
Other                                                 4.9%
Short-Term Investments and Other Net Assets           1.9%

*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.



                                                              Annual Report | 27

TOP 10 HOLDINGS
Franklin Small Cap Growth Fund II
4/30/05
----------------------------------------------
  COMPANY                          % OF TOTAL
  SECTOR/INDUSTRY                  NET ASSETS
----------------------------------------------
  Cal Dive International Inc.            2.0%
    INDUSTRIAL SERVICES
----------------------------------------------
  FMC Corp.                              1.5%
    PROCESS INDUSTRIES
----------------------------------------------
  Flowserve Corp.                        1.5%
    PRODUCER MANUFACTURING
----------------------------------------------
  Varian Semiconductor Equipment
  Associates Inc.                        1.5%
    ELECTRONIC TECHNOLOGY
----------------------------------------------
  Penn National Gaming Inc.              1.4%
    CONSUMER SERVICES
----------------------------------------------
  Minerals Technologies Inc.             1.4%
    PROCESS INDUSTRIES
----------------------------------------------
  Semtech Corp.                          1.3%
    ELECTRONIC TECHNOLOGY
----------------------------------------------
  Forward Air Corp.                      1.3%
    TRANSPORTATION
----------------------------------------------
  Sierra Health Services Inc.            1.3%
    HEALTH SERVICES
----------------------------------------------
  Global Payments Inc.                   1.3%
    TECHNOLOGY SERVICES
----------------------------------------------


Detractors from performance included stock selection in the retail trade sector as Fund holding Cost Plus in particular performed poorly during the period. Stock selection in the technology services sector, specifically in the information technology services industry, also hurt performance. BearingPoint, an information technology company, recorded negative returns. In addition, an underweighted position compared with the Index and poor relative stock selection in energy minerals, especially in oil and gas production, hindered Fund performance.

Thank you for your continued participation in Franklin Small Cap Growth Fund II. We look forward to serving your future investment needs.

[PHOTO OF MICHAEL P. MCCARTHY OMITTED]

/S/Michael P. McCarthy

Michael P. McCarthy, CFA
Portfolio Manager
Franklin Small Cap Growth Fund II




THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.



28 |  Annual Report

Performance Summary as of 4/30/05

FRANKLIN SMALL CAP GROWTH FUND II


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.



PRICE INFORMATION
---------------------------------------------------------------------------------------------------
  CLASS A (SYMBOL: FSGRX)                               CHANGE           4/30/05          4/30/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.08            $10.63           $10.55
---------------------------------------------------------------------------------------------------
  CLASS B (SYMBOL: FBSGX)                               CHANGE           4/30/05          4/30/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.01            $10.26           $10.27
---------------------------------------------------------------------------------------------------
  CLASS C (SYMBOL: FCSGX)                               CHANGE           4/30/05          4/30/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.00            $10.27           $10.27
---------------------------------------------------------------------------------------------------
  CLASS R (SYMBOL: FSSRX)                               CHANGE           4/30/05          4/30/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.05            $10.54           $10.49
---------------------------------------------------------------------------------------------------
  ADVISOR CLASS (SYMBOL: FSSAX)                         CHANGE           4/30/05          4/30/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.10            $10.79           $10.69
---------------------------------------------------------------------------------------------------



                                                              Annual Report | 29

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

-------------------------------------------------------------------------------------------------------
  CLASS A                                               1-YEAR            3-YEAR   INCEPTION (5/1/00)
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +0.76%            +8.58%           +6.30%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         -5.00%            +0.76%           +0.04%
-------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $9,500           $10,231          $10,019
-------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05) 4                    -2.41%            +1.92%           +1.36%
-------------------------------------------------------------------------------------------------------
  CLASS B                                               1-YEAR            3-YEAR   INCEPTION (5/1/00)
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             -0.10%            +6.21%           +2.60%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         -4.09%            +1.06%           +0.12%
-------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $9,591           $10,321          $10,060
-------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05) 4                    -1.28%            +2.26%           +1.50%
-------------------------------------------------------------------------------------------------------
  CLASS C                                               1-YEAR            3-YEAR   INCEPTION (5/1/00)
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +0.00%            +6.20%           +2.70%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         -1.00%            +2.03%           +0.53%
-------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $9,900           $10,620          $10,270
-------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05) 4                    +1.81%            +3.24%           +1.90%
-------------------------------------------------------------------------------------------------------
  CLASS R                                               1-YEAR            3-YEAR   INCEPTION (1/1/02)
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +0.48%            +7.66%           +6.68%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         -0.52%            +2.49%           +1.96%
-------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $9,948           $10,766          $10,668
-------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05) 4                    +2.31%            +3.69%           +4.09%
-------------------------------------------------------------------------------------------------------
  ADVISOR CLASS                                         1-YEAR            3-YEAR   INCEPTION (5/1/00)
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +0.94%            +9.43%           +7.90%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         +0.94%            +3.05%           +1.53%
-------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                        $10,094           $10,943          $10,790
-------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05) 4                    +3.78%            +4.28%           +2.92%
-------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



30 |  Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.


CLASS A (5/1/00-4/30/05)

[LINE GRAPH OMITTED]

Date               Franklin Small Cap Growth Fund II             S&P 500 5                   Russell 2000 Growth Index 5
5/1/00             $9,425                                        $10,000                     $10,000
5/31/00            $8,982                                        $9,795                      $9,124
6/30/00            $11,178                                       $10,037                     $10,303
7/31/00            $10,688                                       $9,880                      $9,420
8/31/00            $12,319                                       $10,493                     $10,411
9/30/00            $11,744                                       $9,940                      $9,894
10/31/00           $11,008                                       $9,897                      $9,091
11/30/00           $9,048                                        $9,118                      $7,440
12/31/00           $9,623                                        $9,162                      $7,895
1/31/01            $10,707                                       $9,487                      $8,534
2/28/01            $9,161                                        $8,623                      $7,365
3/31/01            $8,539                                        $8,077                      $6,695
4/30/01            $9,680                                        $8,704                      $7,515
5/31/01            $9,623                                        $8,762                      $7,689
6/30/01            $9,906                                        $8,549                      $7,898
7/31/01            $9,444                                        $8,465                      $7,225
8/31/01            $8,954                                        $7,936                      $6,773
9/30/01            $7,333                                        $7,295                      $5,680
10/31/01           $8,096                                        $7,434                      $6,227
11/30/01           $8,822                                        $8,004                      $6,747
12/31/01           $9,303                                        $8,074                      $7,167
1/31/02            $9,161                                        $7,957                      $6,912
2/28/02            $8,775                                        $7,803                      $6,464
3/31/02            $9,510                                        $8,097                      $7,026
4/30/02            $9,227                                        $7,606                      $6,874
5/31/02            $8,803                                        $7,550                      $6,472
6/30/02            $8,096                                        $7,012                      $5,923
7/31/02            $6,814                                        $6,466                      $5,013
8/31/02            $6,795                                        $6,508                      $5,011
9/30/02            $6,013                                        $5,802                      $4,649
10/31/02           $6,579                                        $6,312                      $4,884
11/30/02           $7,220                                        $6,683                      $5,368
12/31/02           $6,767                                        $6,290                      $4,998
1/31/03            $6,692                                        $6,126                      $4,862
2/28/03            $6,550                                        $6,034                      $4,733
3/31/03            $6,428                                        $6,092                      $4,804
4/30/03            $7,031                                        $6,594                      $5,259
5/31/03            $7,729                                        $6,941                      $5,851
6/30/03            $7,851                                        $7,030                      $5,964
7/31/03            $8,238                                        $7,154                      $6,415
8/31/03            $9,048                                        $7,293                      $6,760
9/30/03            $8,577                                        $7,216                      $6,589
10/31/03           $9,595                                        $7,624                      $7,158
11/30/03           $9,953                                        $7,691                      $7,391
12/31/03           $10,047                                       $8,094                      $7,424
1/31/04            $10,415                                       $8,242                      $7,814
2/29/04            $10,358                                       $8,357                      $7,802
3/31/04            $10,320                                       $8,231                      $7,839
4/30/04            $9,943                                        $8,102                      $7,445
5/31/04            $10,236                                       $8,213                      $7,593
6/30/04            $10,622                                       $8,372                      $7,846
7/31/04            $9,774                                        $8,095                      $7,142
8/31/04            $9,548                                        $8,128                      $6,988
9/30/04            $10,057                                       $8,216                      $7,374
10/31/04           $10,207                                       $8,341                      $7,553
11/30/04           $10,782                                       $8,679                      $8,192
12/31/04           $11,159                                       $8,974                      $8,486
1/31/05            $10,707                                       $8,755                      $8,104
2/28/05            $10,999                                       $8,939                      $8,215
3/31/05            $10,688                                       $8,781                      $7,907
4/30/05            $10,019                                       $8,615                      $7,404



AVERAGE ANNUAL TOTAL RETURN
---------------------------------------
  CLASS A                     4/30/05
---------------------------------------
  1-Year                       -5.00%
---------------------------------------
  3-Year                       +0.76%
---------------------------------------
  Since Inception (5/1/00)     +0.04%
---------------------------------------


CLASS B (5/1/00-4/30/05)

[LINE GRAPH OMITTED]

Date               Franklin Small Cap Growth Fund II             S&P 500 5                   Russell 2000 Growth Index 5
5/1/00             $10,000                                       $10,000                     $10,000
5/31/00            $9,530                                        $9,795                      $9,124
6/30/00            $11,850                                       $10,037                     $10,303
7/31/00            $11,330                                       $9,880                      $9,420
8/31/00            $13,040                                       $10,493                     $10,411
9/30/00            $12,430                                       $9,940                      $9,894
10/31/00           $11,640                                       $9,897                      $9,091
11/30/00           $9,570                                        $9,118                      $7,440
12/31/00           $10,170                                       $9,162                      $7,895
1/31/01            $11,300                                       $9,487                      $8,534
2/28/01            $9,670                                        $8,623                      $7,365
3/31/01            $9,010                                        $8,077                      $6,695
4/30/01            $10,200                                       $8,704                      $7,515
5/31/01            $10,140                                       $8,762                      $7,689
6/30/01            $10,430                                       $8,549                      $7,898
7/31/01            $9,940                                        $8,465                      $7,225
8/31/01            $9,420                                        $7,936                      $6,773
9/30/01            $7,710                                        $7,295                      $5,680
10/31/01           $8,510                                        $7,434                      $6,227
11/30/01           $9,270                                        $8,004                      $6,747
12/31/01           $9,760                                        $8,074                      $7,167
1/31/02            $9,610                                        $7,957                      $6,912
2/28/02            $9,200                                        $7,803                      $6,464
3/31/02            $9,970                                        $8,097                      $7,026
4/30/02            $9,660                                        $7,606                      $6,874
5/31/02            $9,220                                        $7,550                      $6,472
6/30/02            $8,470                                        $7,012                      $5,923
7/31/02            $7,130                                        $6,466                      $5,013
8/31/02            $7,100                                        $6,508                      $5,011
9/30/02            $6,280                                        $5,802                      $4,649
10/31/02           $6,870                                        $6,312                      $4,884
11/30/02           $7,540                                        $6,683                      $5,368
12/31/02           $7,060                                        $6,290                      $4,998
1/31/03            $6,980                                        $6,126                      $4,862
2/28/03            $6,830                                        $6,034                      $4,733
3/31/03            $6,690                                        $6,092                      $4,804
4/30/03            $7,330                                        $6,594                      $5,259
5/31/03            $8,040                                        $6,941                      $5,851
6/30/03            $8,160                                        $7,030                      $5,964
7/31/03            $8,560                                        $7,154                      $6,415
8/31/03            $9,400                                        $7,293                      $6,760
9/30/03            $8,900                                        $7,216                      $6,589
10/31/03           $9,950                                        $7,624                      $7,158
11/30/03           $10,320                                       $7,691                      $7,391
12/31/03           $10,410                                       $8,094                      $7,424
1/31/04            $10,780                                       $8,242                      $7,814
2/29/04            $10,710                                       $8,357                      $7,802
3/31/04            $10,670                                       $8,231                      $7,839
4/30/04            $10,270                                       $8,102                      $7,445
5/31/04            $10,560                                       $8,213                      $7,593
6/30/04            $10,960                                       $8,372                      $7,846
7/31/04            $10,070                                       $8,095                      $7,142
8/31/04            $9,840                                        $8,128                      $6,988
9/30/04            $10,350                                       $8,216                      $7,374
10/31/04           $10,500                                       $8,341                      $7,553
11/30/04           $11,090                                       $8,679                      $8,192
12/31/04           $11,470                                       $8,974                      $8,486
1/31/05            $10,990                                       $8,755                      $8,104
2/28/05            $11,290                                       $8,939                      $8,215
3/31/05            $10,960                                       $8,781                      $7,907
4/30/05            $10,060                                       $8,615                      $7,404



AVERAGE ANNUAL TOTAL RETURN
---------------------------------------
  CLASS B                     4/30/05
---------------------------------------
  1-Year                       -4.09%
---------------------------------------
  3-Year                       +1.06%
---------------------------------------
  Since Inception (5/1/00)     +0.12%
---------------------------------------



                                                              Annual Report | 31

CLASS C (5/1/00-4/30/05)

[LINE GRAPH OMITTED]


Date               Franklin Small Cap Growth Fund II             S&P 500 5                   Russell 2000 Growth Index 5
5/1/00             $10,000                                       $10,000                     $10,000
5/31/00            $9,530                                        $9,795                      $9,124
6/30/00            $11,840                                       $10,037                     $10,303
7/31/00            $11,330                                       $9,880                      $9,420
8/31/00            $13,040                                       $10,493                     $10,411
9/30/00            $12,430                                       $9,940                      $9,894
10/31/00           $11,650                                       $9,897                      $9,091
11/30/00           $9,570                                        $9,118                      $7,440
12/31/00           $10,180                                       $9,162                      $7,895
1/31/01            $11,310                                       $9,487                      $8,534
2/28/01            $9,680                                        $8,623                      $7,365
3/31/01            $9,020                                        $8,077                      $6,695
4/30/01            $10,210                                       $8,704                      $7,515
5/31/01            $10,150                                       $8,762                      $7,689
6/30/01            $10,440                                       $8,549                      $7,898
7/31/01            $9,950                                        $8,465                      $7,225
8/31/01            $9,420                                        $7,936                      $6,773
9/30/01            $7,720                                        $7,295                      $5,680
10/31/01           $8,520                                        $7,434                      $6,227
11/30/01           $9,270                                        $8,004                      $6,747
12/31/01           $9,770                                        $8,074                      $7,167
1/31/02            $9,620                                        $7,957                      $6,912
2/28/02            $9,210                                        $7,803                      $6,464
3/31/02            $9,970                                        $8,097                      $7,026
4/30/02            $9,670                                        $7,606                      $6,874
5/31/02            $9,230                                        $7,550                      $6,472
6/30/02            $8,470                                        $7,012                      $5,923
7/31/02            $7,130                                        $6,466                      $5,013
8/31/02            $7,110                                        $6,508                      $5,011
9/30/02            $6,280                                        $5,802                      $4,649
10/31/02           $6,870                                        $6,312                      $4,884
11/30/02           $7,550                                        $6,683                      $5,368
12/31/02           $7,070                                        $6,290                      $4,998
1/31/03            $6,990                                        $6,126                      $4,862
2/28/03            $6,830                                        $6,034                      $4,733
3/31/03            $6,700                                        $6,092                      $4,804
4/30/03            $7,330                                        $6,594                      $5,259
5/31/03            $8,050                                        $6,941                      $5,851
6/30/03            $8,170                                        $7,030                      $5,964
7/31/03            $8,570                                        $7,154                      $6,415
8/31/03            $9,400                                        $7,293                      $6,760
9/30/03            $8,910                                        $7,216                      $6,589
10/31/03           $9,960                                        $7,624                      $7,158
11/30/03           $10,330                                       $7,691                      $7,391
12/31/03           $10,410                                       $8,094                      $7,424
1/31/04            $10,780                                       $8,242                      $7,814
2/29/04            $10,720                                       $8,357                      $7,802
3/31/04            $10,670                                       $8,231                      $7,839
4/30/04            $10,270                                       $8,102                      $7,445
5/31/04            $10,570                                       $8,213                      $7,593
6/30/04            $10,960                                       $8,372                      $7,846
7/31/04            $10,080                                       $8,095                      $7,142
8/31/04            $9,840                                        $8,128                      $6,988
9/30/04            $10,360                                       $8,216                      $7,374
10/31/04           $10,500                                       $8,341                      $7,553
11/30/04           $11,090                                       $8,679                      $8,192
12/31/04           $11,480                                       $8,974                      $8,486
1/31/05            $11,000                                       $8,755                      $8,104
2/28/05            $11,290                                       $8,939                      $8,215
3/31/05            $10,970                                       $8,781                      $7,907
4/30/05            $10,270                                       $8,615                      $7,404


AVERAGE ANNUAL TOTAL RETURN
---------------------------------------
  CLASS C                     4/30/05
---------------------------------------
  1-Year                       -1.00%
---------------------------------------
  3-Year                       +2.03%
---------------------------------------
  Since Inception (5/1/00)     +0.53%
---------------------------------------


CLASS R (1/1/02-4/30/05)

[LINE GRAPH OMITTED]

Date               Franklin Small Cap Growth Fund II             S&P 500 5                   Russell 2000 Growth Index 5
1/1/02             $10,000                                       $10,000                     $10,000
1/31/02            $9,838                                        $9,854                      $9,644
2/28/02            $9,423                                        $9,664                      $9,020
3/31/02            $10,213                                       $10,028                     $9,804
4/30/02            $9,909                                        $9,420                      $9,592
5/31/02            $9,463                                        $9,351                      $9,031
6/30/02            $8,694                                        $8,685                      $8,265
7/31/02            $7,318                                        $8,008                      $6,995
8/31/02            $7,288                                        $8,061                      $6,992
9/30/02            $6,447                                        $7,185                      $6,487
10/31/02           $7,045                                        $7,817                      $6,815
11/30/02           $7,743                                        $8,277                      $7,490
12/31/02           $7,257                                        $7,791                      $6,974
1/31/03            $7,176                                        $7,587                      $6,784
2/28/03            $7,014                                        $7,473                      $6,603
3/31/03            $6,883                                        $7,545                      $6,703
4/30/03            $7,540                                        $8,167                      $7,338
5/31/03            $8,280                                        $8,596                      $8,165
6/30/03            $8,400                                        $8,706                      $8,322
7/31/03            $8,816                                        $8,860                      $8,951
8/31/03            $9,686                                        $9,032                      $9,432
9/30/03            $9,180                                        $8,937                      $9,193
10/31/03           $10,263                                       $9,442                      $9,987
11/30/03           $10,647                                       $9,525                      $10,313
12/31/03           $10,739                                       $10,024                     $10,359
1/31/04            $11,124                                       $10,208                     $10,903
2/29/04            $11,063                                       $10,350                     $10,886
3/31/04            $11,022                                       $10,194                     $10,937
4/30/04            $10,617                                       $10,034                     $10,388
5/31/04            $10,921                                       $10,171                     $10,595
6/30/04            $11,335                                       $10,369                     $10,948
7/31/04            $10,425                                       $10,026                     $9,965
8/31/04            $10,193                                       $10,066                     $9,750
9/30/04            $10,729                                       $10,175                     $10,289
10/31/04           $10,881                                       $10,331                     $10,539
11/30/04           $11,498                                       $10,749                     $11,430
12/31/04           $11,903                                       $11,114                     $11,841
1/31/05            $11,406                                       $10,843                     $11,308
2/28/05            $11,720                                       $11,071                     $11,463
3/31/05            $11,386                                       $10,875                     $11,033
4/30/05            $10,668                                       $10,669                     $10,331


AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  CLASS R                     4/30/05
--------------------------------------
  1-Year                       -0.52%
--------------------------------------
  3-Year                       +2.49%
--------------------------------------
  Since Inception (1/1/02)     +1.96%
--------------------------------------



32 |  Annual Report

ADVISOR CLASS (5/1/00-4/30/05)

[LINE GRAPH OMITTED]

Date               Franklin Small Cap Growth Fund II             S&P 500 5                   Russell 2000 Growth Index 5
5/1/00             $10,000                                       $10,000                     $10,000
5/31/00            $9,530                                        $9,795                      $9,124
6/30/00            $11,870                                       $10,037                     $10,303
7/31/00            $11,350                                       $9,880                      $9,420
8/31/00            $13,080                                       $10,493                     $10,411
9/30/00            $12,490                                       $9,940                      $9,894
10/31/00           $11,710                                       $9,897                      $9,091
11/30/00           $9,630                                        $9,118                      $7,440
12/31/00           $10,240                                       $9,162                      $7,895
1/31/01            $11,390                                       $9,487                      $8,534
2/28/01            $9,760                                        $8,623                      $7,365
3/31/01            $9,100                                        $8,077                      $6,695
4/30/01            $10,310                                       $8,704                      $7,515
5/31/01            $10,250                                       $8,762                      $7,689
6/30/01            $10,560                                       $8,549                      $7,898
7/31/01            $10,070                                       $8,465                      $7,225
8/31/01            $9,550                                        $7,936                      $6,773
9/30/01            $7,830                                        $7,295                      $5,680
10/31/01           $8,640                                        $7,434                      $6,227
11/30/01           $9,420                                        $8,004                      $6,747
12/31/01           $9,930                                        $8,074                      $7,167
1/31/02            $9,780                                        $7,957                      $6,912
2/28/02            $9,370                                        $7,803                      $6,464
3/31/02            $10,160                                       $8,097                      $7,026
4/30/02            $9,860                                        $7,606                      $6,874
5/31/02            $9,420                                        $7,550                      $6,472
6/30/02            $8,660                                        $7,012                      $5,923
7/31/02            $7,290                                        $6,466                      $5,013
8/31/02            $7,270                                        $6,508                      $5,011
9/30/02            $6,430                                        $5,802                      $4,649
10/31/02           $7,040                                        $6,312                      $4,884
11/30/02           $7,740                                        $6,683                      $5,368
12/31/02           $7,250                                        $6,290                      $4,998
1/31/03            $7,180                                        $6,126                      $4,862
2/28/03            $7,030                                        $6,034                      $4,733
3/31/03            $6,890                                        $6,092                      $4,804
4/30/03            $7,550                                        $6,594                      $5,259
5/31/03            $8,300                                        $6,941                      $5,851
6/30/03            $8,430                                        $7,030                      $5,964
7/31/03            $8,850                                        $7,154                      $6,415
8/31/03            $9,720                                        $7,293                      $6,760
9/30/03            $9,220                                        $7,216                      $6,589
10/31/03           $10,310                                       $7,624                      $7,158
11/30/03           $10,700                                       $7,691                      $7,391
12/31/03           $10,800                                       $8,094                      $7,424
1/31/04            $11,190                                       $8,242                      $7,814
2/29/04            $11,140                                       $8,357                      $7,802
3/31/04            $11,100                                       $8,231                      $7,839
4/30/04            $10,690                                       $8,102                      $7,445
5/31/04            $11,010                                       $8,213                      $7,593
6/30/04            $11,430                                       $8,372                      $7,846
7/31/04            $10,510                                       $8,095                      $7,142
8/31/04            $10,280                                       $8,128                      $6,988
9/30/04            $10,820                                       $8,216                      $7,374
10/31/04           $10,980                                       $8,341                      $7,553
11/30/04           $11,610                                       $8,679                      $8,192
12/31/04           $12,020                                       $8,974                      $8,486
1/31/05            $11,530                                       $8,755                      $8,104
2/28/05            $11,850                                       $8,939                      $8,215
3/31/05            $11,520                                       $8,781                      $7,907
4/30/05            $10,790                                       $8,615                      $7,404



AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  ADVISOR CLASS               4/30/05
--------------------------------------
  1-Year                       +0.94%
--------------------------------------
  3-Year                       +3.05%
--------------------------------------
  Since Inception (5/1/00)     +1.53%
--------------------------------------



ENDNOTES


SMALLER OR RELATIVELY NEW COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGING ECONOMIC CONDITIONS AND THEIR GROWTH PROSPECTS ARE LESS CERTAIN THAN THOSE OF LARGER, ESTABLISHED COMPANIES. THE FUND'S PORTFOLIO INCLUDES INVESTMENTS IN TECHNOLOGY, WHICH HAS BEEN AMONG THE MARKET'S MOST VOLATILE SECTORS AND INVOLVES SPECIAL RISKS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.


CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Russell 2000 Growth Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.



                                                              Annual Report | 33

Your Fund's Expenses

FRANKLIN SMALL CAP GROWTH FUND II


As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.


ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.
   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.


HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.







34 |  Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.


------------------------------------------------------------------------------------------------------
                                          BEGINNING ACCOUNT  ENDING ACCOUNT    EXPENSES PAID DURING
  CLASS A                                  VALUE 10/31/04     VALUE 4/30/05  PERIOD* 10/31/04-4/30/05
------------------------------------------------------------------------------------------------------
  Actual                                      $1,000              $  981.50           $5.50
------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000              $1,019.24           $5.61
------------------------------------------------------------------------------------------------------
  CLASS B
------------------------------------------------------------------------------------------------------
  Actual                                      $1,000              $  977.10           $9.27
------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000              $1,015.42           $9.44
------------------------------------------------------------------------------------------------------
  CLASS C
------------------------------------------------------------------------------------------------------
  Actual                                      $1,000              $  978.10           $9.27
------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000              $1,015.42           $9.44
------------------------------------------------------------------------------------------------------
  CLASS R
------------------------------------------------------------------------------------------------------
  Actual                                      $1,000              $  980.50           $6.83
------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000              $1,017.90           $6.95
------------------------------------------------------------------------------------------------------
  ADVISOR CLASS
------------------------------------------------------------------------------------------------------
  Actual                                      $1,000              $  982.70           $4.38
------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000              $1,020.38           $4.46
------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio for each class (A: 1.12%; B:
1.89%; C: 1.89%; R: 1.39%; and Advisor: 0.89%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.



                                                              Annual Report | 35

Franklin Small-Mid Cap Growth Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Small-Mid Cap Growth Fund seeks long-term capital growth by investing at least 80% of its net assets in equity securities of small and midsize companies. The Fund defines small-cap companies as those having market values less than $1.5 billion or the highest market cap value in the Russell 2000 Index, whichever is greater, at the time of purchase.1 Mid-cap companies are those with market cap values not exceeding $8.5 billion.



--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------


This annual report for Franklin Small-Mid Cap Growth Fund covers the fiscal year ended April 30, 2005.


PERFORMANCE OVERVIEW

For the year under review, Franklin Small-Mid Cap Growth Fund - Class A posted a +5.46% cumulative total return. The Fund underperformed its benchmarks, the Standard & Poor's 500 Composite Index (S&P 500) and the Russell Midcap(R) Growth Index, which posted 6.33% and 7.05% total returns for the same period.2 You can find the Fund's long-term performance data in the Performance Summary beginning on page 39.



1. The Russell 2000 Index is market capitalization weighted and measures performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 8% of total market capitalization of the Russell 3000 Index.
2. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Russell Midcap Growth Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 78.



36 |  Annual Report

INVESTMENT STRATEGY

We are research driven, fundamental investors pursuing a growth strategy. As "bottom-up" investors focusing primarily on individual securities, we choose companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between that earnings growth, business and financial risk, and valuation. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages such as a particular product niche, proven technology, sound financial profits and records, strong management and industry leadership are all factors we believe may contribute to strong growth potential.


MANAGER'S DISCUSSION

During the Fund's fiscal year, small cap growth companies, as represented by the Russell 2000 Growth Index, underperformed large cap growth companies, as represented by the Russell 1000(R) Growth Index.3

The Fund benefited from strong stock selection and overweighted exposure to the technology services and energy minerals sectors relative to the benchmark Russell Midcap Growth Index (Index) during the period. Furthermore, stock selection in the health services sector also positively impacted Fund returns. Within technology services, the information technology services industry contributed the most to Fund performance due to our overweighted position versus the Index and stock selection. In the energy minerals sector, the Fund's overweighted position relative to the benchmark in the coal industry helped performance. The managed health care industry in the health services sector also boosted relative performance due to our overweighted position.




PORTFOLIO BREAKDOWN
Franklin Small-Mid Cap Growth Fund
Based on Total Net Assets as of 4/30/05

[BAR GRAPH OMITTED]

Health Technology*                                16.7%
Electronic Technology*                            16.4%
Finance                                           10.8%
Technology Services*                               9.8%
Health Services                                    8.0%
Producer Manufacturing                             6.7%
Process Industries                                 5.9%
Retail Trade                                       4.1%
Energy Minerals                                    3.5%
Commercial Services                                3.4%
Consumer Non-Durables                              3.0%
Transportation                                     2.9%
Industrial Services                                2.7%
Consumer Services                                  2.4%
Other                                              1.7%
Short-Term Investments and Other Net Assets        2.0%

*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.


3. The Russell 2000 Growth Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.



                                                              Annual Report | 37

TOP 10 HOLDINGS
Franklin Small-Mid Cap Growth Fund
4/30/05

-------------------------------------------------
  COMPANY                            % OF TOTAL
  SECTOR/INDUSTRY                    NET ASSETS
-------------------------------------------------
  Bunge Ltd.                               2.5%
    PROCESS INDUSTRIES
-------------------------------------------------
  Pall Corp.                               1.8%
    HEALTH TECHNOLOGY
-------------------------------------------------
  Cognizant Technology Solutions Corp., A  1.7%
    TECHNOLOGY SERVICES
-------------------------------------------------
  PacifiCare Health Systems Inc.           1.6%
    HEALTH SERVICES
-------------------------------------------------
  Expeditors International of
  Washington Inc.                          1.6%
    TRANSPORTATION
-------------------------------------------------
  Rockwell Collins Inc.                    1.6%
    ELECTRONIC TECHNOLOGY
-------------------------------------------------
  Microchip Technology Inc.                1.6%
    ELECTRONIC TECHNOLOGY
-------------------------------------------------
  Newfield Exploration Co.                 1.5%
    ENERGY MINERALS
-------------------------------------------------
  Embraer-Empresa Brasileira
  de Aeronautica SA, ADR (Brazil)          1.5%
    ELECTRONIC TECHNOLOGY
-------------------------------------------------
  Fisher Scientific International Inc.     1.4%
    HEALTH TECHNOLOGY
-------------------------------------------------



Several factors accounted for the Fund's underperformance of the Index. The Fund was hurt by poor stock selection and an overweighted position in the health technology sector. Additionally, our stock selection in retail trade and underweighted position in consumer durables negatively impacted Fund returns. Within the health technology sector, the medical specialties industry had the greatest negative effect on Fund performance due mostly to our stock selection. The apparel and footwear industry within retail trade and the recreational products industry within consumer durables also hindered relative performance due to poor stock selection and our underweighted positions.

Thank you for your continued participation in Franklin Small-Mid Cap Growth Fund. We look forward to serving your future investment needs.


[PHOTO OF EDWARD B. JAMIESON OMITTED]

/S/Edward B. Jamieson

Edward B. Jamieson
Portfolio Manager
Franklin Small-Mid Cap Growth Fund






THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.



38 |  Annual Report

Performance Summary as of 4/30/05

FRANKLIN SMALL-MID CAP GROWTH FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.


PRICE INFORMATION
----------------------------------------------------------------------------------------------------
  CLASS A (SYMBOL: FRSGX)                               CHANGE           4/30/05          4/30/04
----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.62            $31.31           $29.69
----------------------------------------------------------------------------------------------------
  CLASS B (SYMBOL: FBSMX)                               CHANGE           4/30/05          4/30/04
----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.37            $30.65           $29.28
----------------------------------------------------------------------------------------------------
  CLASS C (SYMBOL: FRSIX)                               CHANGE           4/30/05          4/30/04
----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.33            $29.82           $28.49
----------------------------------------------------------------------------------------------------
  CLASS R (SYMBOL: FSMRX)                               CHANGE           4/30/05          4/30/04
----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.54            $31.04           $29.50
----------------------------------------------------------------------------------------------------
  ADVISOR CLASS (SYMBOL: FSGAX)                         CHANGE           4/30/05          4/30/04
----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.72            $31.71           $29.99
----------------------------------------------------------------------------------------------------



                                                              Annual Report | 39

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

-------------------------------------------------------------------------------------------------------
  CLASS A                                               1-YEAR            5-YEAR          10-YEAR
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +5.46%           -30.13%         +158.99%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         -0.60%            -8.01%           +9.33%
-------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $9,940            $6,586          $24,408
-------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05) 4                    +0.30%            -8.91%          +10.08%
-------------------------------------------------------------------------------------------------------
  CLASS B                                                                 1-YEAR   INCEPTION (7/1/02)
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                                               +4.68%          +25.98%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                                           +0.68%           +7.58%
-------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                                          $10,068          $12,298
-------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05) 4                                      +1.64%           +9.83%
-------------------------------------------------------------------------------------------------------
  CLASS C                                               1-YEAR            5-YEAR  INCEPTION (10/2/95)
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +4.67%           -32.71%          +97.69%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         +3.67%            -7.62%           +7.37%
-------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                        $10,367            $6,729          $19,769
-------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05) 4                    +4.63%            -8.52%           +8.00%
-------------------------------------------------------------------------------------------------------
  CLASS R                                               1-YEAR            3-YEAR   INCEPTION (1/1/02)
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +5.22%            +7.74%           -0.39%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         +4.22%            +2.52%           -0.12%
-------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                        $10,422           $10,774           $9,961
-------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05) 4                    +5.19%            +2.49%           +1.41%
-------------------------------------------------------------------------------------------------------
  ADVISOR CLASS5                                        1-YEAR            5-YEAR          10-YEAR
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +5.74%           -29.29%         +167.85%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         +5.74%            -6.70%          +10.35%
-------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                        $10,574            $7,071          $26,785
-------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05) 4                    +6.70%            -7.61%          +11.10%
-------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



40 |  Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.


CLASS A (5/1/95-4/30/05)

[LINE GRAPH OMITTED]

                    Franklin Small-Mid Cap                                                 Russell Midcap
Date                Growth Fund                      S&P 500 6                             Growth Index 6
5/1/95              $9,424                           $10,000                               $10,000
5/31/95             $9,639                           $10,399                               $10,246
6/30/95             $10,420                          $10,640                               $10,713
7/31/95             $11,297                          $10,993                               $11,387
8/31/95             $11,570                          $11,020                               $11,511
9/30/95             $11,654                          $11,485                               $11,768
10/31/95            $11,199                          $11,444                               $11,470
11/30/95            $11,563                          $11,946                               $11,983
12/31/95            $11,693                          $12,176                               $11,990
1/31/96             $11,590                          $12,590                               $12,201
2/29/96             $12,229                          $12,707                               $12,663
3/31/96             $12,525                          $12,829                               $12,762
4/30/96             $13,576                          $13,018                               $13,379
5/31/96             $14,216                          $13,354                               $13,652
6/30/96             $13,556                          $13,404                               $13,240
7/31/96             $12,339                          $12,813                               $12,212
8/31/96             $13,508                          $13,083                               $12,872
9/30/96             $14,243                          $13,819                               $13,690
10/31/96            $13,982                          $14,200                               $13,529
11/30/96            $14,635                          $15,272                               $14,326
12/31/96            $14,858                          $14,970                               $14,085
1/31/97             $15,159                          $15,905                               $14,708
2/28/97             $14,521                          $16,029                               $14,384
3/31/97             $13,503                          $15,372                               $13,571
4/30/97             $13,589                          $16,289                               $13,904
5/31/97             $15,503                          $17,280                               $15,150
6/30/97             $16,027                          $18,054                               $15,569
7/31/97             $16,995                          $19,489                               $17,059
8/31/97             $17,131                          $18,398                               $16,893
9/30/97             $18,723                          $19,405                               $17,747
10/31/97            $17,848                          $18,758                               $16,859
11/30/97            $17,411                          $19,626                               $17,036
12/31/97            $17,203                          $19,962                               $17,260
1/31/98             $17,076                          $20,183                               $16,949
2/28/98             $18,434                          $21,638                               $18,543
3/31/98             $19,124                          $22,745                               $19,320
4/30/98             $19,454                          $22,974                               $19,582
5/31/98             $18,156                          $22,579                               $18,777
6/30/98             $18,246                          $23,496                               $19,308
7/31/98             $16,483                          $23,246                               $18,481
8/31/98             $12,784                          $19,889                               $14,954
9/30/98             $13,947                          $21,163                               $16,085
10/31/98            $14,825                          $22,883                               $17,269
11/30/98            $15,980                          $24,269                               $18,434
12/31/98            $17,200                          $25,667                               $20,343
1/31/99             $18,152                          $26,740                               $20,953
2/28/99             $16,544                          $25,909                               $19,928
3/31/99             $17,512                          $26,945                               $21,038
4/30/99             $18,785                          $27,988                               $21,997
5/31/99             $18,708                          $27,329                               $21,714
6/30/99             $20,271                          $28,844                               $23,230
7/31/99             $20,164                          $27,945                               $22,490
8/31/99             $20,469                          $27,806                               $22,256
9/30/99             $21,216                          $27,045                               $22,067
10/31/99            $23,700                          $28,756                               $23,773
11/30/99            $27,236                          $29,340                               $26,235
12/31/99            $33,897                          $31,067                               $30,778
1/31/00             $33,383                          $29,506                               $30,772
2/29/00             $42,101                          $28,949                               $37,241
3/31/00             $38,545                          $31,779                               $37,279
4/30/00             $34,934                          $30,823                               $33,660
5/31/00             $32,638                          $30,192                               $31,207
6/30/00             $37,692                          $30,937                               $34,518
7/31/00             $35,411                          $30,453                               $32,332
8/31/00             $40,273                          $32,344                               $37,208
9/30/00             $38,929                          $30,637                               $35,389
10/31/00            $35,918                          $30,507                               $32,967
11/30/00            $28,221                          $28,103                               $25,803
12/31/00            $30,576                          $28,241                               $27,162
1/31/01             $32,084                          $29,243                               $28,713
2/28/01             $26,020                          $26,578                               $23,747
3/31/01             $23,206                          $24,895                               $20,348
4/30/01             $26,549                          $26,828                               $23,740
5/31/01             $26,315                          $27,008                               $23,628
6/30/01             $26,035                          $26,351                               $23,641
7/31/01             $24,675                          $26,092                               $22,046
8/31/01             $22,988                          $24,460                               $20,449
9/30/01             $19,490                          $22,485                               $17,069
10/31/01            $21,153                          $22,914                               $18,863
11/30/01            $23,105                          $24,671                               $20,894
12/31/01            $24,299                          $24,887                               $21,688
1/31/02             $23,356                          $24,524                               $20,984
2/28/02             $22,031                          $24,051                               $19,794
3/31/02             $23,629                          $24,956                               $21,305
4/30/02             $22,491                          $23,444                               $20,177
5/31/02             $21,766                          $23,271                               $19,575
6/30/02             $19,700                          $21,614                               $17,415
7/31/02             $17,197                          $19,930                               $15,723
8/31/02             $17,104                          $20,060                               $15,668
9/30/02             $15,599                          $17,882                               $14,423
10/31/02            $16,956                          $19,455                               $15,541
11/30/02            $18,421                          $20,599                               $16,757
12/31/02            $17,112                          $19,389                               $15,745
1/31/03             $16,886                          $18,882                               $15,590
2/28/03             $16,675                          $18,598                               $15,454
3/31/03             $16,698                          $18,777                               $15,742
4/30/03             $18,039                          $20,325                               $16,814
5/31/03             $19,731                          $21,394                               $18,432
6/30/03             $19,840                          $21,668                               $18,695
7/31/03             $20,339                          $22,050                               $19,363
8/31/03             $21,391                          $22,479                               $20,429
9/30/03             $20,713                          $22,241                               $20,033
10/31/03            $22,366                          $23,499                               $21,648
11/30/03            $23,130                          $23,705                               $22,227
12/31/03            $23,559                          $24,947                               $22,469
1/31/04             $24,229                          $25,405                               $23,211
2/29/04             $24,245                          $25,758                               $23,601
3/31/04             $24,089                          $25,370                               $23,556
4/30/04             $23,145                          $24,972                               $22,891
5/31/04             $23,870                          $25,314                               $23,431
6/30/04             $24,588                          $25,806                               $23,804
7/31/04             $22,943                          $24,952                               $22,227
8/31/04             $22,639                          $25,052                               $21,953
9/30/04             $23,551                          $25,323                               $22,773
10/31/04            $24,377                          $25,710                               $23,545
11/30/04            $25,601                          $26,750                               $24,761
12/31/04            $26,630                          $27,660                               $25,947
1/31/05             $25,897                          $26,986                               $25,253
2/28/05             $26,529                          $27,553                               $25,892
3/31/05             $25,640                          $27,066                               $25,514
4/30/05             $24,408                          $26,553                               $24,504



AVERAGE ANNUAL TOTAL RETURN
---------------------------------------
  CLASS A                     4/30/05
---------------------------------------
  1-Year                       -0.60%
---------------------------------------
  5-Year                       -8.01%
---------------------------------------
  10-Year                      +9.33%
---------------------------------------


CLASS B (7/1/02-4/30/05)

[LINE GRAPH OMITTED]

                    Franklin Small-Mid Cap                                                 Russell Midcap
Date                Growth Fund                      S&P 500 6                             Growth Index 6
7/1/02              $10,000                          $10,000                               $10,000
7/31/02             $9,063                           $9,221                                $9,028
8/31/02             $9,001                           $9,281                                $8,997
9/30/02             $8,208                           $8,273                                $8,282
10/31/02            $8,915                           $9,001                                $8,924
11/30/02            $9,684                           $9,530                                $9,622
12/31/02            $8,989                           $8,971                                $9,041
1/31/03             $8,861                           $8,736                                $8,952
2/28/03             $8,751                           $8,605                                $8,874
3/31/03             $8,755                           $8,687                                $9,039
4/30/03             $9,453                           $9,403                                $9,655
5/31/03             $10,329                          $9,898                                $10,584
6/30/03             $10,382                          $10,025                               $10,735
7/31/03             $10,637                          $10,202                               $11,119
8/31/03             $11,180                          $10,400                               $11,731
9/30/03             $10,814                          $10,290                               $11,503
10/31/03            $11,673                          $10,872                               $12,430
11/30/03            $12,063                          $10,967                               $12,763
12/31/03            $12,277                          $11,542                               $12,902
1/31/04             $12,618                          $11,754                               $13,328
2/29/04             $12,622                          $11,917                               $13,552
3/31/04             $12,532                          $11,737                               $13,526
4/30/04             $12,035                          $11,554                               $13,144
5/31/04             $12,400                          $11,712                               $13,454
6/30/04             $12,766                          $11,939                               $13,669
7/31/04             $11,903                          $11,544                               $12,763
8/31/04             $11,739                          $11,591                               $12,606
9/30/04             $12,207                          $11,716                               $13,077
10/31/04            $12,626                          $11,895                               $13,520
11/30/04            $13,251                          $12,376                               $14,218
12/31/04            $13,777                          $12,797                               $14,900
1/31/05             $13,391                          $12,485                               $14,501
2/28/05             $13,707                          $12,748                               $14,868
3/31/05             $13,239                          $12,522                               $14,651
4/30/05             $12,298                          $12,285                               $14,071


AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  CLASS B                     4/30/05
--------------------------------------
  1-Year                       +0.68%
--------------------------------------
  Since Inception (7/1/02)     +7.58%
--------------------------------------



                                                              Annual Report | 41

CLASS C (10/2/95-4/30/05)

[LINE GRAPH OMITTED]

                    Franklin Small-Mid Cap                                                 Russell Midcap
Date                Growth Fund                      S&P 500 6                             Growth Index 6
10/2/95             $10,000                          $10,000                               $10,000
10/31/95            $9,734                           $9,967                                $9,764
11/30/95            $10,040                          $10,404                               $10,200
12/31/95            $10,152                          $10,604                               $10,206
1/31/96             $10,063                          $10,964                               $10,386
2/29/96             $10,607                          $11,066                               $10,779
3/31/96             $10,858                          $11,173                               $10,864
4/30/96             $11,762                          $11,338                               $11,389
5/31/96             $12,312                          $11,630                               $11,621
6/30/96             $11,732                          $11,674                               $11,270
7/31/96             $10,673                          $11,158                               $10,395
8/31/96             $11,672                          $11,394                               $10,957
9/30/96             $12,306                          $12,035                               $11,653
10/31/96            $12,067                          $12,367                               $11,516
11/30/96            $12,617                          $13,301                               $12,195
12/31/96            $12,799                          $13,037                               $11,989
1/31/97             $13,054                          $13,851                               $12,520
2/28/97             $12,494                          $13,960                               $12,244
3/31/97             $11,611                          $13,387                               $11,552
4/30/97             $11,679                          $14,186                               $11,835
5/31/97             $13,316                          $15,049                               $12,895
6/30/97             $13,751                          $15,723                               $13,253
7/31/97             $14,579                          $16,973                               $14,521
8/31/97             $14,685                          $16,023                               $14,379
9/30/97             $16,041                          $16,900                               $15,107
10/31/97            $15,282                          $16,336                               $14,351
11/30/97            $14,902                          $17,092                               $14,501
12/31/97            $14,706                          $17,385                               $14,692
1/31/98             $14,596                          $17,577                               $14,427
2/28/98             $15,744                          $18,844                               $15,784
3/31/98             $16,328                          $19,808                               $16,445
4/30/98             $16,594                          $20,008                               $16,669
5/31/98             $15,478                          $19,664                               $15,983
6/30/98             $15,543                          $20,462                               $16,435
7/31/98             $14,031                          $20,245                               $15,731
8/31/98             $10,879                          $17,321                               $12,729
9/30/98             $11,865                          $18,431                               $13,692
10/31/98            $12,604                          $19,928                               $14,700
11/30/98            $13,571                          $21,136                               $15,691
12/31/98            $14,607                          $22,353                               $17,316
1/31/99             $15,399                          $23,287                               $17,835
2/28/99             $14,031                          $22,564                               $16,963
3/31/99             $14,849                          $23,466                               $17,908
4/30/99             $15,916                          $24,375                               $18,724
5/31/99             $15,844                          $23,800                               $18,483
6/30/99             $17,153                          $25,120                               $19,773
7/31/99             $17,055                          $24,337                               $19,144
8/31/99             $17,297                          $24,216                               $18,945
9/30/99             $17,919                          $23,553                               $18,784
10/31/99            $20,006                          $25,043                               $20,236
11/30/99            $22,978                          $25,552                               $22,332
12/31/99            $28,574                          $27,056                               $26,198
1/31/00             $28,126                          $25,697                               $26,193
2/29/00             $35,454                          $25,211                               $31,700
3/31/00             $32,436                          $27,676                               $31,732
4/30/00             $29,378                          $26,843                               $28,652
5/31/00             $27,428                          $26,294                               $26,563
6/30/00             $31,658                          $26,942                               $29,382
7/31/00             $29,721                          $26,522                               $27,521
8/31/00             $33,780                          $28,168                               $31,672
9/30/00             $32,634                          $26,681                               $30,123
10/31/00            $30,090                          $26,568                               $28,062
11/30/00            $23,625                          $24,475                               $21,964
12/31/00            $25,576                          $24,595                               $23,120
1/31/01             $26,829                          $25,467                               $24,441
2/28/01             $21,738                          $23,147                               $20,213
3/31/01             $19,378                          $21,681                               $17,321
4/30/01             $22,149                          $23,365                               $20,208
5/31/01             $21,950                          $23,521                               $20,113
6/30/01             $21,698                          $22,949                               $20,123
7/31/01             $20,551                          $22,723                               $18,766
8/31/01             $19,139                          $21,302                               $17,406
9/30/01             $16,209                          $19,582                               $14,529
10/31/01            $17,588                          $19,955                               $16,057
11/30/01            $19,192                          $21,486                               $17,785
12/31/01            $20,173                          $21,674                               $18,461
1/31/02             $19,378                          $21,358                               $17,862
2/28/02             $18,271                          $20,946                               $16,849
3/31/02             $19,583                          $21,734                               $18,135
4/30/02             $18,622                          $20,417                               $17,175
5/31/02             $18,012                          $20,267                               $16,663
6/30/02             $16,295                          $18,824                               $14,824
7/31/02             $14,220                          $17,357                               $13,384
8/31/02             $14,127                          $17,470                               $13,337
9/30/02             $12,881                          $15,573                               $12,277
10/31/02            $13,988                          $16,943                               $13,228
11/30/02            $15,188                          $17,939                               $14,264
12/31/02            $14,101                          $16,886                               $13,402
1/31/03             $13,902                          $16,444                               $13,270
2/28/03             $13,723                          $16,197                               $13,155
3/31/03             $13,730                          $16,353                               $13,400
4/30/03             $14,830                          $17,701                               $14,312
5/31/03             $16,209                          $18,632                               $15,689
6/30/03             $16,289                          $18,870                               $15,913
7/31/03             $16,693                          $19,203                               $16,482
8/31/03             $17,541                          $19,577                               $17,389
9/30/03             $16,971                          $19,370                               $17,052
10/31/03            $18,317                          $20,465                               $18,427
11/30/03            $18,927                          $20,645                               $18,920
12/31/03            $19,265                          $21,726                               $19,126
1/31/04             $19,802                          $22,125                               $19,758
2/29/04             $19,809                          $22,433                               $20,089
3/31/04             $19,670                          $22,094                               $20,051
4/30/04             $18,887                          $21,748                               $19,485
5/31/04             $19,464                          $22,046                               $19,944
6/30/04             $20,047                          $22,474                               $20,262
7/31/04             $18,695                          $21,731                               $18,920
8/31/04             $18,436                          $21,818                               $18,687
9/30/04             $19,172                          $22,054                               $19,384
10/31/04            $19,835                          $22,391                               $20,042
11/30/04            $20,816                          $23,297                               $21,077
12/31/04            $21,625                          $24,089                               $22,087
1/31/05             $21,015                          $23,502                               $21,495
2/28/05             $21,519                          $23,996                               $22,040
3/31/05             $20,777                          $23,572                               $21,718
4/30/05             $19,769                          $23,125                               $20,858



AVERAGE ANNUAL TOTAL RETURN
---------------------------------------
  CLASS C                     4/30/05
---------------------------------------
  1-Year                       +3.67%
---------------------------------------
  5-Year                       -7.62%
---------------------------------------
  Since Inception (10/2/95)    +7.37%
---------------------------------------


CLASS R (1/1/02-4/30/05)

[LINE GRAPH OMITTED]

                    Franklin Small-Mid Cap                                                 Russell Midcap
Date                Growth Fund                      S&P 500 6                             Growth Index 6
1/1/02              $10,000                          $10,000                               $10,000
1/31/02             $9,612                           $9,854                                $9,675
2/28/02             $9,067                           $9,664                                $9,127
3/31/02             $9,722                           $10,028                               $9,823
4/30/02             $9,247                           $9,420                                $9,303
5/31/02             $8,952                           $9,351                                $9,026
6/30/02             $8,104                           $8,685                                $8,030
7/31/02             $7,074                           $8,008                                $7,250
8/31/02             $7,029                           $8,061                                $7,224
9/30/02             $6,413                           $7,185                                $6,650
10/31/02            $6,965                           $7,817                                $7,165
11/30/02            $7,568                           $8,277                                $7,726
12/31/02            $7,026                           $7,791                                $7,259
1/31/03             $6,933                           $7,587                                $7,188
2/28/03             $6,846                           $7,473                                $7,126
3/31/03             $6,852                           $7,545                                $7,258
4/30/03             $7,401                           $8,167                                $7,753
5/31/03             $8,094                           $8,596                                $8,499
6/30/03             $8,132                           $8,706                                $8,620
7/31/03             $8,338                           $8,860                                $8,928
8/31/03             $8,766                           $9,032                                $9,419
9/30/03             $8,486                           $8,937                                $9,237
10/31/03            $9,163                           $9,442                                $9,981
11/30/03            $9,471                           $9,525                                $10,248
12/31/03            $9,645                           $10,024                               $10,360
1/31/04             $9,917                           $10,208                               $10,702
2/29/04             $9,924                           $10,350                               $10,882
3/31/04             $9,856                           $10,194                               $10,861
4/30/04             $9,468                           $10,034                               $10,554
5/31/04             $9,763                           $10,171                               $10,803
6/30/04             $10,052                          $10,369                               $10,975
7/31/04             $9,378                           $10,026                               $10,248
8/31/04             $9,253                           $10,066                               $10,122
9/30/04             $9,625                           $10,175                               $10,500
10/31/04            $9,962                           $10,331                               $10,856
11/30/04            $10,456                          $10,749                               $11,417
12/31/04            $10,877                          $11,114                               $11,964
1/31/05             $10,575                          $10,843                               $11,644
2/28/05             $10,833                          $11,071                               $11,938
3/31/05             $10,466                          $10,875                               $11,764
4/30/05             $9,961                           $10,669                               $11,298



AVERAGE ANNUAL TOTAL RETURN
---------------------------------------
  CLASS R                     4/30/05
---------------------------------------
  1-Year                       +4.22%
---------------------------------------
  3-Year                       +2.52%
---------------------------------------
  Since Inception (1/1/02)     -0.12%
---------------------------------------



42 |  Annual Report

ADVISOR CLASS (5/1/95-4/30/05) 5

[LINE GRAPH OMITTED]

                    Franklin Small-Mid Cap                                                 Russell Midcap
Date                Growth Fund                      S&P 500 6                             Growth Index 6
5/1/95              $10,000                          $10,000                               $10,000
5/31/95             $10,228                          $10,399                               $10,246
6/30/95             $11,056                          $10,640                               $10,713
7/31/95             $11,987                          $10,993                               $11,387
8/31/95             $12,276                          $11,020                               $11,511
9/30/95             $12,366                          $11,485                               $11,768
10/31/95            $11,883                          $11,444                               $11,470
11/30/95            $12,269                          $11,946                               $11,983
12/31/95            $12,407                          $12,176                               $11,990
1/31/96             $12,298                          $12,590                               $12,201
2/29/96             $12,976                          $12,707                               $12,663
3/31/96             $13,290                          $12,829                               $12,762
4/30/96             $14,406                          $13,018                               $13,379
5/31/96             $15,084                          $13,354                               $13,652
6/30/96             $14,384                          $13,404                               $13,240
7/31/96             $13,093                          $12,813                               $12,212
8/31/96             $14,333                          $13,083                               $12,872
9/30/96             $15,113                          $13,819                               $13,690
10/31/96            $14,836                          $14,200                               $13,529
11/30/96            $15,529                          $15,272                               $14,326
12/31/96            $15,765                          $14,970                               $14,085
1/31/97             $16,273                          $15,905                               $14,708
2/28/97             $15,595                          $16,029                               $14,384
3/31/97             $14,502                          $15,372                               $13,571
4/30/97             $14,602                          $16,289                               $13,904
5/31/97             $16,665                          $17,280                               $15,150
6/30/97             $17,227                          $18,054                               $15,569
7/31/97             $18,274                          $19,489                               $17,059
8/31/97             $18,420                          $18,398                               $16,893
9/30/97             $20,137                          $19,405                               $17,747
10/31/97            $19,197                          $18,758                               $16,859
11/30/97            $18,736                          $19,626                               $17,036
12/31/97            $18,511                          $19,962                               $17,260
1/31/98             $18,391                          $20,183                               $16,949
2/28/98             $19,851                          $21,638                               $18,543
3/31/98             $20,592                          $22,745                               $19,320
4/30/98             $20,972                          $22,974                               $19,582
5/31/98             $19,577                          $22,579                               $18,777
6/30/98             $19,681                          $23,496                               $19,308
7/31/98             $17,786                          $23,246                               $18,481
8/31/98             $13,793                          $19,889                               $14,954
9/30/98             $15,052                          $21,163                               $16,085
10/31/98            $16,012                          $22,883                               $17,269
11/30/98            $17,253                          $24,269                               $18,434
12/31/98            $18,576                          $25,667                               $20,343
1/31/99             $19,611                          $26,740                               $20,953
2/28/99             $17,878                          $25,909                               $19,928
3/31/99             $18,946                          $26,945                               $21,038
4/30/99             $20,317                          $27,988                               $21,997
5/31/99             $20,235                          $27,329                               $21,714
6/30/99             $21,927                          $28,844                               $23,230
7/31/99             $21,821                          $27,945                               $22,490
8/31/99             $22,149                          $27,806                               $22,256
9/30/99             $22,962                          $27,045                               $22,067
10/31/99            $25,664                          $28,756                               $23,773
11/30/99            $29,507                          $29,340                               $26,235
12/31/99            $36,718                          $31,067                               $30,778
1/31/00             $36,172                          $29,506                               $30,772
2/29/00             $45,621                          $28,949                               $37,241
3/31/00             $41,779                          $31,779                               $37,279
4/30/00             $37,878                          $30,823                               $33,660
5/31/00             $35,402                          $30,192                               $31,207
6/30/00             $40,893                          $30,937                               $34,518
7/31/00             $38,425                          $30,453                               $32,332
8/31/00             $43,708                          $32,344                               $37,208
9/30/00             $42,258                          $30,637                               $35,389
10/31/00            $38,996                          $30,507                               $32,967
11/30/00            $30,648                          $28,103                               $25,803
12/31/00            $33,208                          $28,241                               $27,162
1/31/01             $34,862                          $29,243                               $28,713
2/28/01             $28,264                          $26,578                               $23,747
3/31/01             $25,217                          $24,895                               $20,348
4/30/01             $28,852                          $26,828                               $23,740
5/31/01             $28,608                          $27,008                               $23,628
6/30/01             $28,306                          $26,351                               $23,641
7/31/01             $26,837                          $26,092                               $22,046
8/31/01             $24,998                          $24,460                               $20,449
9/30/01             $21,196                          $22,485                               $17,069
10/31/01            $23,009                          $22,914                               $18,863
11/30/01            $25,133                          $24,671                               $20,894
12/31/01            $26,445                          $24,887                               $21,688
1/31/02             $25,415                          $24,524                               $20,984
2/28/02             $23,988                          $24,051                               $19,794
3/31/02             $25,728                          $24,956                               $21,305
4/30/02             $24,494                          $23,444                               $20,177
5/31/02             $23,708                          $23,271                               $19,575
6/30/02             $21,462                          $21,614                               $17,415
7/31/02             $18,742                          $19,930                               $15,723
8/31/02             $18,641                          $20,060                               $15,668
9/30/02             $17,011                          $17,882                               $14,423
10/31/02            $18,480                          $19,455                               $15,541
11/30/02            $20,094                          $20,599                               $16,757
12/31/02            $18,666                          $19,389                               $15,745
1/31/03             $18,421                          $18,882                               $15,590
2/28/03             $18,202                          $18,598                               $15,454
3/31/03             $18,227                          $18,777                               $15,742
4/30/03             $19,697                          $20,325                               $16,814
5/31/03             $21,546                          $21,394                               $18,432
6/30/03             $21,673                          $21,668                               $18,695
7/31/03             $22,222                          $22,050                               $19,363
8/31/03             $23,380                          $22,479                               $20,429
9/30/03             $22,636                          $22,241                               $20,033
10/31/03            $24,452                          $23,499                               $21,648
11/30/03            $25,289                          $23,705                               $22,227
12/31/03            $25,761                          $24,947                               $22,469
1/31/04             $26,505                          $25,405                               $23,211
2/29/04             $26,530                          $25,758                               $23,601
3/31/04             $26,361                          $25,370                               $23,556
4/30/04             $25,330                          $24,972                               $22,891
5/31/04             $26,133                          $25,314                               $23,431
6/30/04             $26,918                          $25,806                               $23,804
7/31/04             $25,128                          $24,952                               $22,227
8/31/04             $24,798                          $25,052                               $21,953
9/30/04             $25,804                          $25,323                               $22,773
10/31/04            $26,716                          $25,710                               $23,545
11/30/04            $28,059                          $26,750                               $24,761
12/31/04            $29,199                          $27,660                               $25,947
1/31/05             $28,405                          $26,986                               $25,253
2/28/05             $29,098                          $27,553                               $25,892
3/31/05             $28,126                          $27,066                               $25,514
4/30/05             $26,785                          $26,553                               $24,504


AVERAGE ANNUAL TOTAL RETURN
---------------------------------------
  ADVISOR CLASS 5             4/30/05
---------------------------------------
  1-Year                       +5.74%
---------------------------------------
  5-Year                       -6.70%
---------------------------------------
  10-Year                     +10.35%
---------------------------------------



ENDNOTES

SMALL AND MIDSIZE COMPANY STOCKS CAN BE VOLATILE, ESPECIALLY OVER THE SHORT TERM. SMALLER OR RELATIVELY NEW COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGING ECONOMIC CONDITIONS AND THEIR GROWTH PROSPECTS ARE LESS CERTAIN THAN THOSE OF LARGER, MORE ESTABLISHED COMPANIES. THE FUND'S PORTFOLIO INCLUDES INVESTMENTS IN TECHNOLOGY, WHICH HAS BEEN AMONG THE MARKET'S MOST VOLATILE SECTORS AND INVOLVES SPECIAL RISKS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.


CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +69.90% and +6.57%.
6. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Russell Midcap Growth Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.



                                                              Annual Report | 43

Your Fund's Expenses

FRANKLIN SMALL-MID CAP GROWTH FUND


As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.


ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.
   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.


HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.







44 |  Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.



-------------------------------------------------------------------------------------------------------
                                          BEGINNING ACCOUNT  ENDING ACCOUNT    EXPENSES PAID DURING
  CLASS A                                  VALUE 10/31/04     VALUE 4/30/05  PERIOD* 10/31/04-4/30/05
-------------------------------------------------------------------------------------------------------
  Actual                                      $1,000              $1,001.30           $4.76
-------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000              $1,020.03           $4.81
-------------------------------------------------------------------------------------------------------
  CLASS B
-------------------------------------------------------------------------------------------------------
  Actual                                      $1,000              $  997.70           $8.47
-------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000              $1,016.31           $8.55
-------------------------------------------------------------------------------------------------------
  CLASS C
-------------------------------------------------------------------------------------------------------
  Actual                                      $1,000              $  996.70           $9.26
-------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000              $1,015.52           $9.35
-------------------------------------------------------------------------------------------------------
  CLASS R
-------------------------------------------------------------------------------------------------------
  Actual                                      $1,000              $1,000.00           $6.00
-------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000              $1.018.79           $6.06
-------------------------------------------------------------------------------------------------------
  ADVISOR CLASS
-------------------------------------------------------------------------------------------------------
  Actual                                      $1,000              $1,002.50           $3.53
-------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000              $1,021.27           $3.56
-------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio for each class (A: 0.96%; B:
1.71%; C: 1.87%; R: 1.21%; and Advisor: 0.71%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.



                                                              Annual Report | 45

Franklin Strategic Series

FINANCIAL HIGHLIGHTS


FRANKLIN AGGRESSIVE GROWTH FUND

                                                                    ------------------------------------------------------------
                                                                                         YEAR ENDED APRIL 30,
CLASS A                                                                  2005        2004        2003        2002        2001
                                                                    ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ............................        $12.57      $ 9.50      $12.39      $15.30      $25.22
                                                                    ------------------------------------------------------------

Income from investment operations:

 Net investment income (loss)a ................................         (0.14)      (0.15)      (0.13)      (0.15)      (0.17)

 Net realized and unrealized gains (losses) ...................          0.90        3.22       (2.76)      (2.76)      (9.74)
                                                                    ------------------------------------------------------------
Total from investment operations ..............................          0.76        3.07       (2.89)      (2.91)      (9.91)
                                                                    ------------------------------------------------------------
Less distributions from net realized gains ....................            --          --          --          --       (0.01)
                                                                    ------------------------------------------------------------
Redemption fees ...............................................            --c         --          --          --          --
                                                                    ------------------------------------------------------------
Net asset value, end of year ..................................        $13.33      $12.57      $ 9.50      $12.39      $15.30
                                                                    ------------------------------------------------------------

Total return b ................................................         6.05%      32.32%    (23.33)%    (19.02)%    (39.31)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...............................       $80,611     $86,983     $67,934    $100,240    $127,678

Ratios to average net assets:

 Expenses .....................................................         1.51%       1.62%       1.80%       1.57%       1.35%

 Expenses net of waiver and payments by affiliate .............         1.51%       1.62%       1.80%       1.50%       1.25%

 Net investment income (loss) .................................       (1.05)%     (1.26)%     (1.35)%     (1.12)%     (0.77)%

Portfolio turnover rate .......................................       157.48%     114.66%      93.49%     120.87%     157.74%



a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge.
c Amount is less than $0.01 per share.







46 | See notes to financial statements. | Annual Report

Franklin Strategic Series

FRANKLIN AGGRESSIVE GROWTH FUND (CONTINUED)

                                                                    ------------------------------------------------------------
                                                                                       YEAR ENDED APRIL 30,
CLASS B                                                                  2005        2004        2003        2002        2001
                                                                    ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ............................        $12.22      $ 9.30      $12.20      $15.17      $25.18
                                                                    ------------------------------------------------------------

Income from investment operations:

 Net investment income (loss)a ................................         (0.23)      (0.22)      (0.19)      (0.23)      (0.31)

 Net realized and unrealized gains (losses) ...................          0.88        3.14       (2.71)      (2.74)      (9.69)
                                                                    ------------------------------------------------------------
Total from investment operations ..............................          0.65        2.92       (2.90)      (2.97)     (10.00)
                                                                    ------------------------------------------------------------
Less distributions from net realized gains ....................            --          --          --          --       (0.01)
                                                                    ------------------------------------------------------------
Redemption fees ...............................................            --c         --          --          --          --
                                                                    ------------------------------------------------------------
Net asset value, end of year ..................................        $12.87      $12.22      $ 9.30      $12.20      $15.17
                                                                    ------------------------------------------------------------

Total return b ................................................         5.32%      31.40%    (23.77)%    (19.58)%    (39.73)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...............................       $17,017     $18,059     $13,100     $20,259     $27,587

Ratios to average net assets:

 Expenses .....................................................         2.21%       2.28%       2.47%       2.24%       2.00%

 Expenses net of waiver and payments by affiliate .............         2.21%       2.28%       2.47%       2.17%       1.90%

 Net investment income (loss) .................................       (1.75)%     (1.92)%     (2.02)%     (1.78)%     (1.42)%

Portfolio turnover rate .......................................       157.48%     114.66%      93.49%     120.87%     157.74%



a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge. c Amount is less than $0.01 per share.






                         Annual Report | See notes to financial statements. | 47

Franklin Strategic Series

FRANKLIN AGGRESSIVE GROWTH FUND (CONTINUED)

                                                                    ------------------------------------------------------------
                                                                                          YEAR ENDED APRIL 30,
CLASS C                                                                  2005        2004        2003        2002        2001
                                                                    ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year............................         $12.19      $ 9.28      $12.18      $15.14      $25.12
                                                                    ------------------------------------------------------------

Income from investment operations:

 Net investment income (loss)a ................................         (0.23)      (0.22)      (0.19)      (0.23)      (0.31)

 Net realized and unrealized gains (losses) ...................          0.88        3.13       (2.71)      (2.73)      (9.66)
                                                                    ------------------------------------------------------------
Total from investment operations ..............................          0.65        2.91       (2.90)      (2.96)      (9.97)
                                                                    ------------------------------------------------------------
Less distributions from net realized gains.....................            --          --          --          --       (0.01)
                                                                    ------------------------------------------------------------
Redemption fees ...............................................            --c         --          --          --          --
                                                                    ------------------------------------------------------------

Net asset value, end of year ..................................        $12.84      $12.19      $ 9.28      $12.18      $15.14

Total return b ................................................         5.33%      31.36%    (23.81)%    (19.55)%    (39.71)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...............................       $24,450     $30,054     $25,660     $40,877     $60,294

Ratios to average net assets:

 Expenses .....................................................         2.22%       2.29%       2.48%       2.24%       1.99%

 Expenses net of waiver and payments by affiliate .............         2.22%       2.29%       2.48%       2.17%       1.89%

 Net investment income (loss) .................................       (1.76)%     (1.93)%     (2.03)%     (1.77)%     (1.41)%

Portfolio turnover rate .......................................       157.48%     114.66%      93.49%     120.87%     157.74%



a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge. c Amount is less than $0.01 per share.






48 | See notes to financial statements. | Annual Report

Franklin Strategic Series

FRANKLIN AGGRESSIVE GROWTH FUND (CONTINUED)

                                                                                ------------------------------------------------
                                                                                                YEAR ENDED APRIL 30,
CLASS R                                                                              2005        2004        2003        2002 D
                                                                                ------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................................        $12.51      $ 9.47      $12.38      $13.75
                                                                                ------------------------------------------------

Income from investment operations:

 Net investment income (loss)a ............................................         (0.17)      (0.17)      (0.14)      (0.06)

 Net realized and unrealized gains (losses) ...............................          0.90        3.21       (2.77)      (1.31)
                                                                                ------------------------------------------------
Total from investment operations ..........................................          0.73        3.04       (2.91)      (1.37)
                                                                                ------------------------------------------------
Redemption fees ...........................................................            --c         --          --          --
                                                                                ------------------------------------------------
Net asset value, end of year ..............................................        $13.24      $12.51      $ 9.47      $12.38
                                                                                ------------------------------------------------

Total return b ............................................................         5.84%      32.10%    (23.51)%     (9.96)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...........................................        $3,041      $1,761        $608         $53

Ratios to average net assets:

 Expenses .................................................................         1.72%       1.79%       1.98%       1.75%e

 Net investment income (loss) .............................................       (1.26)%     (1.43)%     (1.53)%     (1.48)%e

Portfolio turnover rate ...................................................       157.48%     114.66%      93.49%     120.87%




a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Amount is less than $0.01 per share.
d For the period January 1, 2002 (effective date) to April 30, 2002.
e Annualized.





                         Annual Report | See notes to financial statements. | 49

Franklin Strategic Series

FRANKLIN AGGRESSIVE GROWTH FUND (CONTINUED)

                                                                    ------------------------------------------------------------
                                                                                          YEAR ENDED APRIL 30,
ADVISOR CLASS                                                            2005        2004        2003        2002        2001
                                                                    ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year............................         $12.77      $ 9.62      $12.51      $15.40      $25.31
                                                                    ------------------------------------------------------------

Income from investment operations:

 Net investment income (loss)a ................................         (0.10)      (0.11)      (0.10)      (0.10)      (0.09)

 Net realized and unrealized gains (losses) ...................          0.91        3.26       (2.79)      (2.79)      (9.81)
                                                                    ------------------------------------------------------------
Total from investment operations ..............................          0.81        3.15       (2.89)      (2.89)      (9.90)
                                                                    ------------------------------------------------------------
Less distributions from net realized gains ....................            --          --          --          --       (0.01)
                                                                    ------------------------------------------------------------
Redemption fees ...............................................            --b         --          --          --          --
                                                                    ------------------------------------------------------------
Net asset value, end of year...................................        $13.58      $12.77      $ 9.62      $12.51      $15.40
                                                                    ------------------------------------------------------------

Total return ..................................................         6.34%      32.74%    (23.10)%    (18.77)%    (39.13)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...............................       $22,731     $22,374     $17,369     $10,839     $22,276

Ratios to average net assets:

 Expenses .....................................................         1.22%       1.29%       1.48%       1.25%       1.00%

 Expenses net of waiver and payments by affiliate .............         1.22%       1.29%       1.48%       1.18%       0.90%

 Net investment income (loss) .................................       (0.76)%     (0.93)%     (1.03)%     (0.77)%     (0.42)%

Portfolio turnover rate .......................................       157.48%     114.66%      93.49%     120.87%     157.74%




a Based on average daily shares outstanding.
b Amount is less than $0.01 per share.



50 | See notes to financial statements. | Annual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2005


---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN AGGRESSIVE GROWTH FUND                                                                SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 88.5%
  COMMERCIAL SERVICES 5.5%
a Charles River Associates Inc. ............................................................         7,800    $    408,720
  Corporate Executive Board Co. ............................................................        38,600       2,537,178
a Laureate Education Inc. ..................................................................        36,100       1,603,562
  Moody's Corp. ............................................................................        34,800       2,858,472
a Navigant Consulting Inc. .................................................................        28,300         664,201
                                                                                                              -------------
                                                                                                                 8,072,133
                                                                                                              -------------

  COMMUNICATIONS 1.0%
a NII Holdings Inc., B .....................................................................        28,000       1,401,960
                                                                                                              -------------

  CONSUMER DURABLES 0.5%
a NVR Inc. .................................................................................         1,000         718,350
                                                                                                              -------------

  CONSUMER NON-DURABLES 2.6%
a Coach Inc. ...............................................................................        99,800       2,674,640
a Quiksilver Inc. ..........................................................................        39,500       1,088,225
                                                                                                              -------------
                                                                                                                 3,762,865
                                                                                                              -------------

  CONSUMER SERVICES 4.3%
a eBay Inc. ................................................................................         9,800         310,954
  Rollins Inc. .............................................................................        81,200       1,602,888
a Shuffle Master Inc. ......................................................................        29,450         741,846
a Starbucks Corp. ..........................................................................        53,200       2,634,464
  Station Casinos Inc. .....................................................................        11,500         742,095
a XM Satellite Radio Holdings Inc., A ......................................................        12,600         349,524
                                                                                                              -------------
                                                                                                                 6,381,771
                                                                                                              -------------

  DISTRIBUTION SERVICES 0.7%
a United Natural Foods Inc. ................................................................        41,100       1,101,480
                                                                                                              -------------

  ELECTRONIC TECHNOLOGY 16.8%
a ATI Technologies Inc. (Canada) ...........................................................        90,300       1,336,440
a Avocent Corp. ............................................................................        87,400       2,197,236
a Dell Inc. ................................................................................       116,200       4,047,246
a Dolby Laboratories Inc., A ...............................................................        14,500         296,525
  Embraer-Empresa Brasileira de Aeronautica SA, ADR (Brazil) ...............................        38,800       1,118,992
a EMC Corp. ................................................................................        90,400       1,186,048
a Essex Corp. ..............................................................................        23,100         354,816
a FormFactor Inc. ..........................................................................        35,700         815,388
  Intersil Corp., A ........................................................................        68,900       1,202,994
a Juniper Networks Inc. ....................................................................        32,900         743,211
a Lam Research Corp. .......................................................................        22,200         569,430
  Linear Technology Corp. ..................................................................        71,800       2,566,132
a Marvell Technology Group Ltd. (Bermuda) ..................................................        66,900       2,239,812
a Network Appliance Inc. ...................................................................        33,800         900,094
  QUALCOMM Inc. ............................................................................        34,800       1,214,172
  Rockwell Automation Inc. .................................................................        27,100       1,252,833
  Sigmatel Inc. ............................................................................        28,600         749,034



                                                              Annual Report | 51

Franklin Strategic Series

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN AGGRESSIVE GROWTH FUND                                                                SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  ELECTRONIC TECHNOLOGY (CONT.)
a Trimble Navigation Ltd. ..................................................................        46,000    $  1,583,320
a Verifone Holdings Inc. ...................................................................        39,700         426,775
                                                                                                              -------------
                                                                                                                24,800,498
                                                                                                              -------------

  ENERGY MINERALS 0.7%
a Alpha Natural Resources Inc. .............................................................        15,100         349,565
a Newfield Exploration Co. .................................................................        10,400         738,712
                                                                                                              -------------
                                                                                                                 1,088,277
                                                                                                              -------------

  FINANCE 6.6%
  Blackrock Inc. ...........................................................................        10,500         787,080
  Calamos Asset Management Inc., A .........................................................        69,400       1,616,326
a CapitalSource Inc. .......................................................................       109,500       2,299,500
  Chicago Mercantile Exchange ..............................................................         9,100       1,779,232
  Investors Financial Services Corp. .......................................................        34,300       1,438,885
  Preferred Bank Los Angeles ...............................................................         3,700         139,638
  UCBH Holdings Inc. .......................................................................       111,400       1,752,322
                                                                                                              -------------
                                                                                                                 9,812,983
                                                                                                              -------------

  HEALTH SERVICES 3.9%
a Caremark Rx Inc. .........................................................................        57,100       2,286,855
a Centene Corp. ............................................................................        76,800       2,138,880
a Psychiatric Solutions Inc. ...............................................................        21,100         907,722
a United Surgical Partners International Inc. ..............................................         8,800         389,400
                                                                                                              -------------
                                                                                                                 5,722,857
                                                                                                              -------------

  HEALTH TECHNOLOGY 18.0%
a Advanced Neuromodulation Systems Inc. ....................................................        14,000         421,540
a Amgen Inc. ...............................................................................        38,000       2,211,980
  C.R. Bard Inc. ...........................................................................        24,300       1,729,431
a Celgene Corp. ............................................................................        51,200       1,940,992
a Gen-Probe Inc. ...........................................................................        50,300       2,524,557
  Johnson & Johnson ........................................................................        33,500       2,299,105
a Kinetic Concepts Inc. ....................................................................         7,100         436,295
a Respironics Inc. .........................................................................        48,500       3,064,715
  Roche Holding AG, ADR (Switzerland) ......................................................        31,400       1,896,560
a St. Jude Medical Inc. ....................................................................        89,900       3,508,797
a Telik Inc. ...............................................................................        56,400         913,680
  Teva Pharmaceutical Industries Ltd., ADR (Israel) ........................................       105,400       3,292,696
a Theravance Inc. ..........................................................................        25,800         456,660
a Zimmer Holdings Inc. .....................................................................        24,200       1,970,364
                                                                                                              -------------
                                                                                                                26,667,372
                                                                                                              -------------

  INDUSTRIAL SERVICES 1.5%
  Smith International Inc. .................................................................        37,700       2,193,386
                                                                                                              -------------




52 |  Annual Report

Franklin Strategic Series

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN AGGRESSIVE GROWTH FUND                                                                SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  PROCESS INDUSTRIES 1.2%
a Headwaters Inc. ..........................................................................        56,100    $  1,793,517
                                                                                                              -------------

  PRODUCER MANUFACTURING 1.2%
  Oshkosh Truck Corp. ......................................................................        24,400       1,833,660
                                                                                                              -------------

  RETAIL TRADE 5.4%
  Abercrombie & Fitch Co., A ...............................................................        26,500       1,429,675
a Aeropostale Inc. .........................................................................        38,400       1,072,512
  Best Buy Co. Inc. ........................................................................        22,800       1,147,752
  Lowe's Cos. Inc. .........................................................................        30,100       1,568,511
a Pacific Sunwear of California Inc. .......................................................        57,900       1,309,119
  Whole Foods Market Inc. ..................................................................        15,100       1,505,772
                                                                                                              -------------
                                                                                                                 8,033,341
                                                                                                              -------------

  TECHNOLOGY SERVICES 16.7%
a Alliance Data Systems Corp. ..............................................................        66,400       2,682,560
a ANSYS Inc. ...............................................................................        23,400         712,296
a Cognizant Technology Solutions Corp., A ..................................................       101,000       4,243,010
a Cognos Inc. (Canada) .....................................................................        45,700       1,729,288
a Google Inc., A ...........................................................................        16,300       3,586,000
  Paychex Inc. .............................................................................        72,400       2,215,440
a Symantec Corp. ...........................................................................        58,600       1,100,508
a VeriSign Inc. ............................................................................       103,000       2,725,380
a Websense Inc. ............................................................................        37,200       1,973,460
a Yahoo! Inc. ..............................................................................       105,700       3,647,707
                                                                                                              -------------
                                                                                                                24,615,649
                                                                                                              -------------

  TRANSPORTATION 1.9%
  Expeditors International of Washington Inc. ..............................................         9,300         456,723
  Knight Transportation Inc. ...............................................................       107,700       2,275,701
                                                                                                              -------------
                                                                                                                 2,732,424
                                                                                                              -------------
  TOTAL COMMON STOCKS (COST $115,542,116) ..................................................                   130,732,523
                                                                                                              -------------

  SHORT TERM INVESTMENT (COST $15,741,686) 10.6%
  MONEY FUND 10.6%
b Franklin Institutional Fiduciary Trust Money Market Portfolio ............................    15,741,686      15,741,686
                                                                                                              -------------

  TOTAL INVESTMENTS (COST $131,283,802) 99.1% ..............................................                   146,474,209
  OTHER ASSETS, LESS LIABILITIES 0.9% ......................................................                     1,375,820
                                                                                                              -------------

  NET ASSETS 100.0% ........................................................................                  $147,850,029
                                                                                                              -------------




See Selected Portfolio Abbreviations on page 84.

a Non-income producing.
b See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.



                         Annual Report | See notes to financial statements. | 53

Franklin Strategic Series

FINANCIAL HIGHLIGHTS


FRANKLIN FLEX CAP GROWTH FUND

                                                             -------------------------------------------------------------------
                                                                                     YEAR ENDED APRIL 30,
CLASS A                                                           2005          2004          2003         2002          2001
                                                             -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year...................           $33.76        $25.56        $30.71       $34.05        $50.15
                                                             -------------------------------------------------------------------

Income from investment operations:

 Net investment income (loss)a ......................            (0.10)        (0.09)        (0.08)       (0.09)           --

 Net realized and unrealized gains (losses) .........             1.60          8.29         (5.07)       (3.25)       (13.47)
                                                             -------------------------------------------------------------------
Total from investment operations ....................             1.50          8.20         (5.15)       (3.34)       (13.47)
                                                             -------------------------------------------------------------------
Less distributions from:

 Net investment income ..............................               --            --            --           --         (0.19)

 Net realized gains .................................               --            --            --           --         (2.44)
                                                             -------------------------------------------------------------------
Total distributions .................................               --            --            --           --         (2.63)
                                                             -------------------------------------------------------------------
Redemption fees .....................................               --c           --            --           --            --
                                                             -------------------------------------------------------------------
Net asset value, end of year ........................           $35.26        $33.76        $25.56       $30.71        $34.05
                                                             -------------------------------------------------------------------

Total return b ......................................            4.44%        32.08%      (16.77)%      (9.81)%      (27.84)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .....................       $1,505,342    $1,456,685    $1,025,348   $1,398,753    $1,680,032

Ratios to average net assets:

 Expenses ...........................................            0.96%         1.01%         1.07%        1.00%         0.88%

 Net investment income (loss) .......................          (0.29)%       (0.29)%       (0.31)%      (0.29)%           --

Portfolio turnover rate .............................           41.91%        39.92%        32.93%       48.55%        35.47%




a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge.
c Amount is less than $0.01 per share.





54 | See notes to financial statements. | Annual Report

Franklin Strategic Series

FRANKLIN FLEX CAP GROWTH FUND (CONTINUED)

                                                                   -----------------------------------------------------------
                                                                                         YEAR ENDED APRIL 30,
CLASS B                                                                  2005        2004        2003        2002        2001
                                                                   -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................         $32.40      $24.72      $29.92      $33.43      $49.64
                                                                   -----------------------------------------------------------
Income from investment operations:

 Net investment income (loss)a ...............................          (0.35)      (0.31)      (0.26)      (0.32)      (0.33)

 Net realized and unrealized gains (losses) ..................           1.54        7.99       (4.94)      (3.19)     (13.25)
                                                                   -----------------------------------------------------------
Total from investment operations .............................           1.19        7.68       (5.20)      (3.51)     (13.58)
                                                                   -----------------------------------------------------------
Less distributions from:

 Net investment income .......................................             --          --          --          --       (0.19)

 Net realized gains ..........................................             --          --          --          --       (2.44)
                                                                   -----------------------------------------------------------
Total distributions ..........................................             --          --          --          --       (2.63)
                                                                   -----------------------------------------------------------
Redemption fees ..............................................             --c         --          --          --          --
                                                                   -----------------------------------------------------------
Net asset value, end of year .................................         $33.59      $32.40      $24.72      $29.92      $33.43
                                                                   -----------------------------------------------------------

Total return b ...............................................          3.67%      31.07%    (17.38)%    (10.50)%    (28.36)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................       $136,052    $134,589     $92,632    $116,075    $119,847

Ratios to average net assets:

 Expenses ....................................................          1.70%       1.76%       1.82%       1.75%       1.63%

 Net investment income (loss) ................................        (1.03)%     (1.04)%     (1.06)%     (1.05)%     (0.76)%

Portfolio turnover rate ......................................         41.91%      39.92%      32.93%      48.55%      35.47%




a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge. c Amount is less than $0.01 per share.





                         Annual Report | See notes to financial statements. | 55

Franklin Strategic Series

FRANKLIN FLEX CAP GROWTH FUND (CONTINUED)

                                                                   -----------------------------------------------------------
                                                                                        YEAR ENDED APRIL 30,
CLASS C                                                                  2005        2004        2003        2002        2001
                                                                   -----------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................         $32.47      $24.77      $29.98      $33.50      $49.55
                                                                   -----------------------------------------------------------

Income from investment operations:

 Net investment income (loss)a ...............................          (0.35)      (0.31)      (0.26)      (0.32)      (0.34)

 Net realized and unrealized gains (losses) ..................           1.54        8.01       (4.95)      (3.20)     (13.27)
                                                                   -----------------------------------------------------------
Total from investment operations..............................           1.19        7.70       (5.21)      (3.52)     (13.61)
                                                                   -----------------------------------------------------------
Less distributions from net realized gains ...................             --          --          --          --       (2.44)
                                                                   -----------------------------------------------------------
Redemption fees ..............................................             --c         --          --          --          --
                                                                   -----------------------------------------------------------
Net asset value, end of year .................................         $33.66      $32.47      $24.77      $29.98      $33.50
                                                                   -----------------------------------------------------------

Total return b ...............................................          3.67%      31.09%    (17.38)%    (10.51)%    (28.39)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................       $296,868    $298,114    $219,023    $299,840    $370,165

Ratios to average net assets:

 Expenses ....................................................          1.71%       1.76%       1.82%       1.74%       1.63%

 Net investment income (loss) ................................        (1.04)%     (1.04)%     (1.06)%     (1.04)%     (0.74)%

Portfolio turnover rate ......................................         41.91%      39.92%      32.93%      48.55%      35.47%




a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge. c Amount is less than $0.01 per share.





56 | See notes to financial statements. | Annual Report

Franklin Strategic Series

FRANKLIN FLEX CAP GROWTH FUND (CONTINUED)

                                                                                ------------------------------------------------
                                                                                                YEAR ENDED APRIL 30,
CLASS R                                                                              2005        2004        2003        2002 D
                                                                                ------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................................        $33.57      $25.49      $30.68      $31.84
                                                                                ------------------------------------------------
Income from investment operations:

 Net investment income (loss)a ............................................         (0.19)      (0.18)      (0.16)      (0.12)

 Net realized and unrealized gains (losses) ...............................          1.60        8.26       (5.03)      (1.04)
                                                                                ------------------------------------------------
Total from investment operations ..........................................          1.41        8.08       (5.19)      (1.16)
                                                                                ------------------------------------------------
Redemption fees ...........................................................            --c         --          --          --
                                                                                ------------------------------------------------
Net asset value, end of year ..............................................        $34.98      $33.57      $25.49      $30.68
                                                                                ------------------------------------------------

Total return b ............................................................         4.20%      31.70%    (16.92)%     (3.64)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...........................................       $69,103     $44,988     $15,123        $443

Ratios to average net assets:

 Expenses .................................................................         1.21%       1.26%       1.32%       1.24%e

 Net investment income (loss) .............................................       (0.54)%     (0.54)%     (0.56)%     (1.21)%e

Portfolio turnover rate ...................................................        41.91%      39.92%      32.93%      48.55%




a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Amount is less than $0.01 per share.
d For the period January 1, 2002 (effective date) to April 30, 2002.
e Annualized.




                         Annual Report | See notes to financial statements. | 57

Franklin Strategic Series

FRANKLIN FLEX CAP GROWTH FUND (CONTINUED)

                                                                                  ------------
                                                                                     PERIOD
                                                                                      ENDED
                                                                                    APRIL 30,
ADVISOR CLASS                                                                        2005 C
                                                                                  ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........................................         $33.35
                                                                                  ------------
Income from investment operations:

 Net investment income (loss)a ..............................................          (0.01)

 Net realized and unrealized gains (losses) .................................           1.98
                                                                                  ------------
Total from investment operations ............................................           1.97
                                                                                  ------------
Redemption fees .............................................................             --d
                                                                                  ------------
Net asset value, end of period ..............................................         $35.32
                                                                                  ------------

Total return b ..............................................................          5.91%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...........................................        $71,193

Ratios to average net assets:

 Expenses ...................................................................          0.71%e

 Net investment income (loss) ...............................................        (0.04)%e

Portfolio turnover rate .....................................................         41.91%




a Based on average daily shares outstanding.
b Total return is not annualized for periods less than one year.
c For the period August 2, 2004 (effective date) to April 30, 2005. d Amount is less than $0.01 per share.
e Annualized.



58 | See notes to financial statements. | Annual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2005


---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLEX CAP GROWTH FUND                                                              SHARES              VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 89.5%
  COMMERCIAL SERVICES 1.9%
  Moody's Corp. ..........................................................................     300,000      $   24,642,000
  Robert Half International Inc. .........................................................     600,000          14,892,000
                                                                                                            ---------------
                                                                                                                39,534,000
                                                                                                            ---------------

  COMMUNICATIONS 0.9%
  Vodafone Group PLC, ADR (United Kingdom) ...............................................     700,000          18,298,000
                                                                                                            ---------------

  CONSUMER DURABLES 0.6%
a Electronic Arts Inc. ...................................................................     225,000          12,012,750
                                                                                                            ---------------

  CONSUMER NON-DURABLES 4.0%
  Clorox Co. .............................................................................     300,000          18,990,000
  PepsiCo Inc. ...........................................................................     400,000          22,256,000
  Procter & Gamble Co. ...................................................................     400,000          21,660,000
a Quiksilver Inc. ........................................................................     750,000          20,662,500
                                                                                                            ---------------
                                                                                                                83,568,500
                                                                                                            ---------------

  CONSUMER SERVICES 3.7%
a eBay Inc. ..............................................................................     700,000          22,211,000
a Entravision Communications Corp. .......................................................   1,250,000           9,837,500
a,b Pixar ................................................................................     150,000           6,861,000
a,b Univision Communications Inc., A .....................................................     800,000          21,032,000
  The Walt Disney Co. ....................................................................     600,000          15,840,000
                                                                                                            ---------------
                                                                                                                75,781,500
                                                                                                            ---------------

  ELECTRONIC TECHNOLOGY 15.2%
a Altera Corp. ...........................................................................   1,100,000          22,803,000
a Apple Computer Inc. ....................................................................     300,000          10,818,000
a Applied Materials Inc. .................................................................     800,000          11,896,000
a Cisco Systems Inc. .....................................................................   1,100,000          19,008,000
a Dell Inc. ..............................................................................     900,000          31,347,000
  Intel Corp. ............................................................................     650,000          15,288,000
  KLA-Tencor Corp. .......................................................................     325,000          12,681,500
  L-3 Communications Holdings Inc. .......................................................     200,000          14,194,000
a Lam Research Corp. .....................................................................     800,000          20,520,000
  Linear Technology Corp. ................................................................     550,000          19,657,000
a Network Appliance Inc. .................................................................     450,000          11,983,500
  QUALCOMM Inc. ..........................................................................     650,000          22,678,500
  Rockwell Automation Inc. ...............................................................     650,000          30,049,500
  Rockwell Collins Inc. ..................................................................     350,000          16,058,000
a Varian Inc. ............................................................................     650,000          21,560,500
a,b Varian Semiconductor Equipment Associates Inc. .......................................     500,000          18,645,000
a,b Vitesse Semiconductor Corp. ..........................................................   4,500,000           9,360,000
  Xilinx Inc. ............................................................................     300,000           8,082,000
                                                                                                            ---------------
                                                                                                               316,629,500
                                                                                                            ---------------




                                                              Annual Report | 59

Franklin Strategic Series

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLEX CAP GROWTH FUND                                                              SHARES              VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  ENERGY MINERALS 3.4%
  Apache Corp. ...........................................................................     500,000      $   28,145,000
  ExxonMobil Corp. .......................................................................     400,000          22,812,000
  Peabody Energy Corp. ...................................................................     450,000          19,696,500
                                                                                                            ---------------
                                                                                                                70,653,500
                                                                                                            ---------------

  FINANCE 11.5%
  Calamos Asset Management Inc., A .......................................................     500,000          11,645,000
a,b CapitalSource Inc. ...................................................................   1,000,000          21,000,000
  City National Corp. ....................................................................     400,000          28,200,000
  Countrywide Financial Corp. ............................................................     699,998          25,332,928
a E*TRADE Financial Corp. ................................................................   1,800,000          19,998,000
  Freddie Mac ............................................................................     350,000          21,532,000
  Golden West Financial Corp. ............................................................     350,000          21,815,500
  Investors Financial Services Corp. .....................................................     600,000          25,170,000
  The PMI Group Inc. .....................................................................     250,000           8,790,000
  UCBH Holdings Inc. .....................................................................   1,000,000          15,730,000
  Wells Fargo & Co. ......................................................................     650,000          38,961,000
                                                                                                            ---------------
                                                                                                               238,174,428
                                                                                                            ---------------

  HEALTH SERVICES 3.9%
a Community Health Systems Inc. ..........................................................     425,000          15,491,250
  Quest Diagnostics Inc. .................................................................     200,000          21,160,000
a VCA Antech Inc. ........................................................................   1,900,000          44,232,000
                                                                                                            ---------------
                                                                                                                80,883,250
                                                                                                            ---------------

  HEALTH TECHNOLOGY 19.1%
a Amgen Inc. .............................................................................     900,000          52,389,000
  Beckman Coulter Inc. ...................................................................     450,000          30,019,500
a Biogen Idec Inc. .......................................................................     350,000          12,684,000
  Biomet Inc. ............................................................................     450,000          17,410,500
  Cooper Cos. Inc. .......................................................................     350,000          23,642,500
a Gen-Probe Inc. .........................................................................     275,000          13,802,250
a,b Genentech Inc. .......................................................................     350,000          24,829,000
a Gilead Sciences Inc. ...................................................................     700,000          25,970,000
a Invitrogen Corp. .......................................................................     400,000          29,308,000
  Johnson & Johnson ......................................................................     600,000          41,178,000
  Medtronic Inc. .........................................................................     350,000          18,445,000
a,b Nuvelo Inc. ..........................................................................     667,300           3,890,359
  Pfizer Inc. ............................................................................     850,000          23,094,500
a ResMed Inc. ............................................................................     300,000          18,630,000
a Varian Medical Systems Inc. ............................................................     850,000          28,679,000
a Zimmer Holdings Inc. ...................................................................     400,000          32,568,000
                                                                                                            ---------------
                                                                                                               396,539,609
                                                                                                            ---------------

  INDUSTRIAL SERVICES 2.0%
a Jacobs Engineering Group Inc. ..........................................................     325,000          15,830,750
  Smith International Inc. ...............................................................     450,000          26,181,000
                                                                                                            ---------------
                                                                                                                42,011,750
                                                                                                            ---------------



60 |  Annual Report

Franklin Strategic Series

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLEX CAP GROWTH FUND                                                              SHARES              VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  PROCESS INDUSTRIES 4.7%
  Air Products & Chemicals Inc. ..........................................................     600,000      $   35,238,000
  Bunge Ltd. .............................................................................     488,500          27,746,800
  Ecolab Inc. ............................................................................     400,000          13,084,000
a,b Headwaters Inc. ......................................................................     700,000          22,379,000
                                                                                                            ---------------
                                                                                                                98,447,800
                                                                                                            ---------------

  PRODUCER MANUFACTURING 1.3%
  Masco Corp. ............................................................................     450,000          14,170,500
  PACCAR Inc. ............................................................................     200,000          13,580,000
                                                                                                            ---------------
                                                                                                                27,750,500
                                                                                                            ---------------

  REAL ESTATE INVESTMENT TRUSTS 1.7%
  Alexandria Real Estate Equities Inc. ...................................................     300,000          20,646,000
  Catellus Development Corp. .............................................................     551,476          15,275,885
                                                                                                            ---------------
                                                                                                                35,921,885
                                                                                                            ---------------

  RETAIL TRADE 2.4%
a Aeropostale Inc. .......................................................................     500,000          13,965,000
  Big 5 Sporting Goods Corp. .............................................................     400,000           9,556,000
a Chico's FAS Inc. .......................................................................     300,000           7,689,000
a,b Hot Topic Inc. .......................................................................     500,000           9,995,000
  Lowe's Cos. Inc. .......................................................................     175,000           9,119,250
                                                                                                            ---------------
                                                                                                                50,324,250
                                                                                                            ---------------

  TECHNOLOGY SERVICES 11.1%
a Accenture Ltd., A (Bermuda) ............................................................     800,000          17,360,000
  Adobe Systems Inc. .....................................................................     300,000          17,841,000
a Cognizant Technology Solutions Corp., A ................................................     650,000          27,306,500
a Cognos Inc. (Canada) ...................................................................     517,000          19,563,280
  Fair Isaac Corp. .......................................................................     500,000          16,440,000
  First Data Corp. .......................................................................     500,000          19,015,000
a,b Google Inc., A .......................................................................      85,000          18,700,000
a Intuit Inc. ............................................................................     300,000          12,090,000
  Paychex Inc. ...........................................................................     500,000          15,300,000
a VeriSign Inc. ..........................................................................     900,000          23,814,000
a Yahoo! Inc. ............................................................................   1,250,000          43,137,500
                                                                                                            ---------------
                                                                                                               230,567,280
                                                                                                            ---------------

  TRANSPORTATION 1.8%
  Expeditors International of Washington Inc. ............................................     760,900          37,367,799
                                                                                                            ---------------

  UTILITIES 0.3%
  American States Water Co. ..............................................................     247,500           6,286,500
                                                                                                            ---------------

  TOTAL COMMON STOCKS (COST $1,405,179,128) ..............................................                   1,860,752,801
                                                                                                            ---------------




                                                              Annual Report | 61

Franklin Strategic Series

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLEX CAP GROWTH FUND                                                              SHARES              VALUE
---------------------------------------------------------------------------------------------------------------------------
  CONVERTIBLE PREFERRED STOCKS 0.7%
  ELECTRONIC TECHNOLOGY 0.0%
a,c Anda Networks, cvt. pfd., D ..........................................................     145,772      $            --
a,c Kestrel Solutions, cvt. pfd., D ......................................................     124,712                   --
                                                                                                            ---------------
                                                                                                                         --
                                                                                                            ---------------

  HEALTH TECHNOLOGY 0.7%
a,c Fibrogen Inc., cvt. pfd., E ..........................................................   2,227,171          10,133,628
a,c Masimo Corp., cvt. pfd., F ...........................................................     772,727           4,249,997
                                                                                                            ---------------
                                                                                                                14,383,625
                                                                                                            ---------------
  TOTAL CONVERTIBLE PREFERRED STOCKS (COST $22,124,992) ..................................                      14,383,625
                                                                                                            ---------------
  TOTAL LONG TERM INVESTMENTS (COST $1,427,304,120) ......................................                   1,875,136,426
                                                                                                            ---------------

  SHORT TERM INVESTMENTS 11.7%
  MONEY FUND (COST $203,101,810) 9.8%
d Franklin Institutional Fiduciary Trust Money Market Portfolio .......................... 203,101,810         203,101,810
                                                                                                            ---------------


                                                                                       -----------------
                                                                                        PRINCIPAL AMOUNT
                                                                                       -----------------
  REPURCHASE AGREEMENTS 1.9%
e,f Barclays Capital Inc., 2.97%, 5/02/05 (Maturity Value $5,857,449)
    Collateralized by U.S. Government Agency Securities, 4.088 - 5.50%,
     5/01/19 - 5/01/38 ................................................................... $ 5,856,000           5,856,000
e,f Bear, Stearns & Co. Inc., 2.95%, 5/02/05 (Maturity Value $6,987,717)
    Collateralized by U.S. Government Agency Securities, 1.65 - 8.25%,
     5/13/05 - 7/15/32; gU.S. Government Agency Discount Notes,
     6/01/05-9/15/30 .....................................................................   6,986,000           6,986,000
e,f Goldman, Sachs & Co., 2.97%, 5/02/05 (Maturity Value $8,636,137)
    Collateralized by U.S. Government Agency Securities, 3.236 - 8.00%,
     3/01/09 - 5/01/35; gU.S. Government Agency Discount Notes, 11/15/06 .................   8,634,000           8,634,000
e,f J. P. Morgan Securities Inc., 2.97%, 5/02/05 (Maturity Value $9,502,351)
    Collateralized by U.S. Government Agency Securities, 3.732 - 5.642%,
     1/01/32 - 5/01/35 ...................................................................   9,500,000           9,500,000
e,f Morgan Stanley & Co. Inc., 2.97%, 5/02/05 (Maturity Value $9,160,267)
    Collateralized by U.S. Government Agency Securities, 4.00 - 6.50%, 5/01/14 - 5/01/35 .   9,158,000           9,158,000
                                                                                                            ---------------
  TOTAL REPURCHASE AGREEMENTS (COST $40,134,000) .........................................                      40,134,000
                                                                                                            ---------------
  TOTAL INVESTMENTS (COST $1,670,539,930) 101.9% .........................................                   2,118,372,236
  OTHER ASSETS, LESS LIABILITIES (1.9)% ..................................................                     (39,814,113)
                                                                                                            ---------------
  NET ASSETS 100.0% ......................................................................                  $2,078,558,123
                                                                                                            ---------------


See Selected Portfolio Abbreviations on page 84.

a Non-income producing.
b A portion or all of the security is on loan as of April 30, 2005. See Note
1(e).
c See Note 8 regarding restricted securities.
d See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.
e See Note 1(c) regarding repurchase agreements.
f Investments from cash collateral received for loaned securities. See Note
1(e).
g A portion or all of the security is traded on a discount basis with no stated coupon rate.



62 | See notes to financial statements. | Annual Report

Franklin Strategic Series

FINANCIAL HIGHLIGHTS


FRANKLIN SMALL CAP GROWTH FUND II

                                                            ------------------------------------------------------------------
                                                                                      YEAR ENDED APRIL 30,
CLASS A                                                           2005          2004          2003         2002          2001
                                                            ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................         $10.55        $ 7.46         $9.79       $10.27        $10.00
                                                            ------------------------------------------------------------------

Income from investment operations:

 Net investment income (loss) a .......................          (0.09)        (0.07)        (0.06)       (0.06)        (0.04)

 Net realized and unrealized gains (losses) ...........           0.17          3.16         (2.27)       (0.42)         0.31
                                                            ------------------------------------------------------------------
Total from investment operations ......................           0.08          3.09         (2.33)       (0.48)         0.27
                                                            ------------------------------------------------------------------
Redemption fees .......................................            --c            --            --           --            --
                                                            ------------------------------------------------------------------
Net asset value, end of year ..........................         $10.63        $10.55         $7.46       $ 9.79        $10.27
                                                            ------------------------------------------------------------------

Total return b ........................................          0.76%        41.42%      (23.80)%      (4.67)%         2.70%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................       $765,216      $908,599      $696,642   $1,076,341      $456,452

Ratios to average net assets:

 Expenses .............................................          1.15%         1.08%         1.32%        1.21%         1.32%

 Net investment income (loss) .........................        (0.84)%       (0.70)%       (0.76)%      (0.63)%       (0.36)%

Portfolio turnover rate ...............................         46.35%        47.08%        34.99%       41.31%        74.97%




a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge.
c Amount is less than $0.01 per share.





                         Annual Report | See notes to financial statements. | 63

Franklin Strategic Series

FRANKLIN SMALL CAP GROWTH FUND II (CONTINUED)

                                                                   -------------------------------------------------------------
                                                                                         YEAR ENDED APRIL 30,
CLASS B                                                                  2005        2004        2003        2002        2001
                                                                   -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................         $10.27      $ 7.33       $9.66      $10.20      $10.00
                                                                   -------------------------------------------------------------

Income from investment operations:

 Net investment income (loss) a ..............................          (0.17)      (0.15)      (0.10)      (0.12)      (0.11)

 Net realized and unrealized gains (losses) ..................           0.16        3.09       (2.23)      (0.42)       0.31
                                                                   -------------------------------------------------------------
Total from investment operations .............................          (0.01)       2.94       (2.33)      (0.54)       0.20
                                                                   -------------------------------------------------------------
Redemption fees ..............................................            --c          --          --          --          --
                                                                   -------------------------------------------------------------
Net asset value, end of year .................................         $10.26      $10.27       $7.33      $ 9.66      $10.20
                                                                   -------------------------------------------------------------

Total return b ...............................................        (0.10)%      40.11%    (24.12)%     (5.29)%       2.00%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................       $105,070    $122,004     $96,077    $145,217    $104,640

Ratios to average net assets:

 Expenses ....................................................          1.91%       1.92%       1.97%       1.86%       1.97%

 Net investment income (loss) ................................        (1.60)%     (1.54)%     (1.41)%     (1.26)%     (1.03)%

Portfolio turnover rate ......................................         46.35%      47.08%      34.99%      41.31%      74.97%



a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge. c Amount is less than $0.01 per share.








64 | See notes to financial statements. | Annual Report

Franklin Strategic Series

FRANKLIN SMALL CAP GROWTH FUND II (CONTINUED)

                                                                   -------------------------------------------------------------
                                                                                         YEAR ENDED APRIL 30,
CLASS C                                                                  2005        2004        2003        2002        2001
                                                                   -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................         $10.27      $ 7.33       $9.67      $10.21      $10.00
                                                                   -------------------------------------------------------------

Income from investment operations:

 Net investment income (loss) a ..............................          (0.17)      (0.15)      (0.10)      (0.12)      (0.11)

 Net realized and unrealized gains (losses) ..................           0.17        3.09       (2.24)      (0.42)       0.32
                                                                   -------------------------------------------------------------
Total from investment operations .............................             --        2.94       (2.34)      (0.54)       0.21
                                                                   -------------------------------------------------------------
Redemption fees ..............................................             --c         --          --          --          --
                                                                   -------------------------------------------------------------
Net asset value, end of year .................................         $10.27      $10.27       $7.33      $ 9.67      $10.21
                                                                   -------------------------------------------------------------
Total return b ...............................................            --%      40.11%    (24.20)%     (5.29)%       2.10%
                                                                   -------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................       $164,117    $200,037    $163,466    $249,188    $158,053

Ratios to average net assets:

 Expenses ....................................................          1.91%       1.92%       1.97%       1.86%       1.97%

 Net investment income (loss) ................................        (1.60)%     (1.54)%     (1.41)%     (1.26)%     (1.03)%

Portfolio turnover rate ......................................         46.35%      47.08%      34.99%      41.31%      74.97%




a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge. c Amount is less than $0.01 per share.





                         Annual Report | See notes to financial statements. | 65

Franklin Strategic Series

FRANKLIN SMALL CAP GROWTH FUND II (CONTINUED)

                                                                                ------------------------------------------------
                                                                                                YEAR ENDED APRIL 30,
CLASS R                                                                              2005        2004        2003        2002 D
                                                                                ------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................................        $10.49      $ 7.45       $9.79       $9.88
                                                                                ------------------------------------------------

Income from investment operations:

 Net investment income (loss) a............................................         (0.12)      (0.10)      (0.07)      (0.03)

 Net realized and unrealized gains (losses) ...............................          0.17        3.14       (2.27)      (0.06)
                                                                                ------------------------------------------------
Total from investment operations ..........................................          0.05        3.04       (2.34)      (0.09)
                                                                                ------------------------------------------------
Redemption fees ...........................................................            --c         --          --          --
                                                                                ------------------------------------------------
Net asset value, end of year ..............................................        $10.54      $10.49       $7.45       $9.79
                                                                                ------------------------------------------------

Total return b ............................................................         0.48%      40.81%    (23.90)%     (0.91)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...........................................        $4,392      $4,542      $2,562        $492

Ratios to average net assets:

 Expenses .................................................................         1.41%       1.42%       1.47%       1.36%e

 Net investment income (loss) .............................................       (1.10)%     (1.04)%     (0.91)%     (1.05)%e

Portfolio turnover rate ...................................................        46.35%      47.08%      34.99%      41.31%




a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Amount is less than $0.01 per share.
d For the period January 1, 2002 (effective date) to April 30, 2002.
e Annualized.




66 | See notes to financial statements. | Annual Report

Franklin Strategic Series

FRANKLIN SMALL CAP GROWTH FUND II (CONTINUED)

                                                                   -------------------------------------------------------------
                                                                                          YEAR ENDED APRIL 30,
ADVISOR CLASS                                                            2005        2004        2003        2002        2001
                                                                   -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................         $10.69      $ 7.55       $9.86      $10.31      $10.00
                                                                   -------------------------------------------------------------

Income from investment operations:

 Net investment income (loss) a ..............................          (0.07)      (0.05)      (0.03)      (0.03)      (0.01)

 Net realized and unrealized gains (losses) ..................           0.17        3.19       (2.28)      (0.42)       0.32
                                                                   -------------------------------------------------------------
Total from investment operations .............................           0.10        3.14       (2.31)      (0.45)       0.31
                                                                   -------------------------------------------------------------
Redemption fees ..............................................             --b         --          --          --          --
                                                                   -------------------------------------------------------------
Net asset value, end of year .................................         $10.79      $10.69       $7.55      $ 9.86      $10.31
                                                                   -------------------------------------------------------------

Total return .................................................          0.94%      41.59%    (23.43)%     (4.36)%       3.10%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................       $235,101    $211,271    $135,529    $157,653     $55,606

Ratios to average net assets:

 Expenses ....................................................          0.91%       0.92%       0.97%       0.86%       0.97%

 Net investment income (loss) ................................        (0.60)%     (0.54)%     (0.41)%     (0.28)%     (0.05)%

Portfolio turnover rate ......................................         46.35%      47.08%      34.99%      41.31%      74.97%




a Based on average daily shares outstanding.
b Amount is less than $0.01 per share.





                         Annual Report | See notes to financial statements. | 67

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2005


---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN SMALL CAP GROWTH FUND II                                                            SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------
  CLOSED END MUTUAL FUND (COST $6,862,530) 0.5%
  Ares Capital Corp. ....................................................................        396,228    $    6,569,460
                                                                                                            ---------------

  COMMON STOCKS 97.6%
  COMMERCIAL SERVICES 3.1%
  CDI Corp. .............................................................................        462,800        10,232,508
a LECG Corp. ............................................................................        354,700         7,352,931
  Maximus Inc. ..........................................................................        219,800         6,747,860
  National Financial Partners Corp. .....................................................        236,100         9,028,464
a PRG-Schultz International Inc. ........................................................        220,600         1,052,262
a ValueClick Inc. .......................................................................        524,300         5,431,748
                                                                                                            ---------------
                                                                                                                39,845,773
                                                                                                            ---------------

  CONSUMER DURABLES 1.4%
a THQ Inc. ..............................................................................        384,300         9,692,046
  Winnebago Industries Inc. .............................................................        276,800         8,065,952
                                                                                                            ---------------
                                                                                                                17,757,998
                                                                                                            ---------------

  CONSUMER NON-DURABLES 0.6%
a Prestige Brands Holdings Inc. .........................................................        403,900         7,270,200
                                                                                                            ---------------

  CONSUMER SERVICES 6.5%
a BJ's Restaurant Inc. ..................................................................        314,200         5,545,630
a Entravision Communications Corp. ......................................................        882,000         6,941,340
  Four Seasons Hotels Inc. (Canada) .....................................................        175,100        11,113,597
  Jackson Hewitt Tax Service Inc. .......................................................        270,300         4,978,926
a La Quinta Corp. .......................................................................      1,013,900         8,820,930
  Orient Express Hotels Ltd., A .........................................................        263,500         6,922,145
a Panera Bread Co. ......................................................................        195,800         9,793,916
a Penn National Gaming Inc. .............................................................        557,200        17,551,800
a Radio One Inc., D .....................................................................        100,100         1,308,307
a Red Robin Gourmet Burgers Inc. ........................................................         89,100         4,317,786
a Scholastic Corp. ......................................................................        150,800         5,255,380
                                                                                                            ---------------
                                                                                                                82,549,757
                                                                                                            ---------------

  DISTRIBUTION SERVICES 0.2%
a Andrx Group ...........................................................................        120,800         2,405,128
                                                                                                            ---------------

  ELECTRONIC TECHNOLOGY 17.1%
a Actel Corp. ...........................................................................        725,600        10,180,168
a Avocent Corp. .........................................................................        490,699        12,336,173
a Catapult Communications Corp. .........................................................        242,000         3,576,760
a Coherent Inc. .........................................................................        301,900         9,684,952
a Electro Scientific Industries Inc. ....................................................        797,500        13,182,675
a Essex Corp. ...........................................................................        586,800         9,013,248
a Exar Corp. ............................................................................        813,100        10,318,239
a F5 Networks Inc. ......................................................................        163,600         7,003,716
a FLIR Systems Inc. .....................................................................        437,800        11,645,480
a Integrated Circuit Systems Inc. .......................................................        629,800        11,506,446
a Lasercard Corp. .......................................................................        183,200           976,456
a Microtune Inc. ........................................................................      1,244,900         4,282,456



68 |  Annual Report

Franklin Strategic Series

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN SMALL CAP GROWTH FUND II                                                            SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  ELECTRONIC TECHNOLOGY (CONT.)
  National Instruments Corp. ............................................................        587,402    $   12,652,639
a Orbital Sciences Corp. ................................................................        696,600         6,492,312
a Power Integrations Inc. ...............................................................        440,300         9,576,525
a Semtech Corp. .........................................................................        991,400        16,744,746
a Silicon Laboratories Inc. .............................................................        334,100         8,486,140
  Tektronix Inc. ........................................................................        253,600         5,492,976
a Trimble Navigation Ltd. ...............................................................        354,750        12,210,495
a Varian Inc. ...........................................................................        351,800        11,669,206
a Varian Semiconductor Equipment Associates Inc. ........................................        503,900        18,790,431
a ViaSat Inc. ...........................................................................        505,200         8,997,612
a ZiLOG Inc. ............................................................................        558,300         2,462,103
                                                                                                            ---------------
                                                                                                               217,281,954
                                                                                                            ---------------

  ENERGY MINERALS 2.6%
a Alpha Natural Resources Inc. ..........................................................        191,900         4,442,485
a Bill Barrett Corp. ....................................................................        248,600         6,622,704
a Denbury Resources Inc. ................................................................        246,200         7,814,388
a Spinnaker Exploration Co. .............................................................        436,900        13,985,169
                                                                                                            ---------------
                                                                                                                32,864,746
                                                                                                            ---------------

  FINANCE 7.9%
  Advance America Cash Advance Centers Inc. .............................................        468,300         6,523,419
  Aspen Insurance Holdings Ltd. .........................................................        175,600         4,793,880
  Doral Financial Corp. (Puerto Rico) ...................................................        191,300         2,687,765
  East West Bancorp Inc. ................................................................        284,500         9,138,140
  EMC Insurance Group Inc. ..............................................................        239,200         4,126,200
  Financial Federal Corp. ...............................................................        337,700        11,920,810
  First State Bancorp ...................................................................        477,414         8,354,745
a Franklin Bank Corp. ...................................................................        241,500         4,059,615
a GFI Group Inc. ........................................................................        162,400         3,792,040
  Greater Bay Bancorp ...................................................................        459,721        11,566,581
  IPC Holdings Ltd. (Bermuda) ...........................................................        215,600         8,113,028
a NCO Group Inc. ........................................................................        517,300         9,637,299
  UCBH Holdings Inc. ....................................................................         95,000         1,494,350
  Umpqua Holdings Corp. .................................................................        394,400         8,763,568
  Westamerica Bancorp ...................................................................        113,700         5,678,178
                                                                                                            ---------------
                                                                                                               100,649,618
                                                                                                            ---------------

  HEALTH SERVICES 9.8%
a Centene Corp. .........................................................................        245,600         6,839,960
a IDX Systems Corp. .....................................................................        194,800         6,032,956
a LabOne Inc. ...........................................................................        308,100        10,808,148
a Molina Healthcare Inc. ................................................................        192,900         8,439,375
a PAREXEL International Corp. ...........................................................        453,500         8,267,305
a Pharmaceutical Product Development Inc. ...............................................        264,100        11,984,858
a Psychiatric Solutions Inc. ............................................................        232,700        10,010,754
a Rehabcare Group Inc. ..................................................................        371,500        11,152,430
a Sierra Health Services Inc. ...........................................................        256,200        16,573,578



                                                              Annual Report | 69

Franklin Strategic Series

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN SMALL CAP GROWTH FUND II                                                            SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  HEALTH SERVICES (CONT.)
a Symbion Inc. ..........................................................................        323,800    $    6,890,464
a United Surgical Partners International Inc. ...........................................        283,800        12,558,150
a VCA Antech Inc. .......................................................................        646,000        15,038,880
                                                                                                            ---------------
                                                                                                               124,596,858
                                                                                                            ---------------

  HEALTH TECHNOLOGY 10.6%
a Advanced Neuromodulation Systems Inc. .................................................        231,200         6,961,432
a American Medical Systems Holdings Ltd. ................................................        798,200        13,936,572
a Angiotech Pharmaceuticals Inc. (Canada) ...............................................        494,600         6,721,614
a Digene Corp. ..........................................................................        407,900         7,770,495
a Eyetech Pharmaceuticals Inc. ..........................................................        297,000         6,828,030
a Impax Laboratories Inc. ...............................................................        701,100        11,406,897
a Medicines Co. .........................................................................        339,000         7,237,650
a Merit Medical Systems Inc. ............................................................        592,434         7,494,290
a Molecular Devices Corp. ...............................................................        305,400         5,772,060
a Pharmion Corp. ........................................................................        148,100         3,421,110
a Salix Pharmaceuticals Ltd. (Canada) ...................................................        373,000         5,333,900
a Serologicals Corp. ....................................................................        326,700         7,033,851
a STERIS Corp. ..........................................................................        443,400        10,499,712
a Symmetry Medical Inc. .................................................................        218,100         3,751,320
a Taro Pharmaceutical Industries Ltd. ...................................................        262,980         7,642,199
a Telik Inc. ............................................................................        563,400         9,127,080
a Trimeris Inc. .........................................................................        683,135         6,797,193
a Vicuron Pharmaceuticals Inc. ..........................................................        452,300         7,395,105
                                                                                                            ---------------
                                                                                                               135,130,510
                                                                                                            ---------------

  INDUSTRIAL SERVICES 4.0%
a Cal Dive International Inc. ...........................................................        580,700        25,829,536
a FMC Technologies Inc. .................................................................        371,016        11,252,915
a Superior Energy Services Inc. .........................................................        604,600         8,996,448
a Waste Connections Inc. ................................................................        141,650         4,988,913
                                                                                                            ---------------
                                                                                                                51,067,812
                                                                                                            ---------------

  NON-ENERGY MINERALS 0.6%
a Gammon Lake Resources Inc. (Canada) ...................................................        257,700         1,557,972
  Reliance Steel & Aluminum Co. .........................................................        161,400         6,089,622
                                                                                                            ---------------
                                                                                                                 7,647,594
                                                                                                            ---------------

  PROCESS INDUSTRIES 6.5%
  Cabot Corp. ...........................................................................        455,100        13,903,305
a Cabot Microelectronics Corp. ..........................................................        364,900        10,505,471
a FMC Corp. .............................................................................        391,700        19,193,300
a Graftech International Ltd. ...........................................................        367,000         1,398,270
a Headwaters Inc. .......................................................................        348,500        11,141,545
  Minerals Technologies Inc. ............................................................        268,400        17,531,888
  Westlake Chemical Corp. ...............................................................        374,200         9,822,750
                                                                                                            ---------------
                                                                                                                83,496,529
                                                                                                            ---------------



70 |  Annual Report

Franklin Strategic Series

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN SMALL CAP GROWTH FUND II                                                            SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  PRODUCER MANUFACTURING 6.5%
  Ametek Inc. ...........................................................................        195,600    $    7,407,372
a CUNO Inc. .............................................................................        152,200         7,719,584
a Flowserve Corp. .......................................................................        680,000        18,876,800
  The Manitowoc Co. Inc. ................................................................        215,500         8,620,000
a Mettler-Toledo International Inc. (Switzerland) .......................................        211,300         9,688,105
  Oshkosh Truck Corp. ...................................................................         92,800         6,973,920
  Wabash National Corp. .................................................................        507,000        12,928,500
a Wilson Greatbatch Technologies Inc. ...................................................        580,600        11,135,908
                                                                                                            ---------------
                                                                                                                83,350,189
                                                                                                            ---------------

  REAL ESTATE DEVELOPMENT 0.9%
a Jones Lang LaSalle Inc. ...............................................................        306,000        11,475,000
                                                                                                            ---------------

  REAL ESTATE INVESTMENT TRUSTS 0.7%
  Innkeepers USA Trust ..................................................................        444,500         5,898,515
a MeriStar Hospitality Corp. ............................................................        499,200         3,419,520
                                                                                                            ---------------
                                                                                                                 9,318,035
                                                                                                            ---------------

  RETAIL TRADE 4.9%
a Cost Plus Inc. ........................................................................        367,400         8,520,006
  The Finish Line Inc., A ...............................................................        251,600         4,533,832
  Fred's Inc. ...........................................................................        415,550         6,000,542
a Hot Topic Inc. ........................................................................        573,700        11,468,263
  Regis Corp. ...........................................................................        225,800         8,067,834
a Tractor Supply Co. ....................................................................        305,400        12,283,188
a Tuesday Morning Corp. .................................................................        454,500        11,935,170
                                                                                                            ---------------
                                                                                                                62,808,835
                                                                                                            ---------------

  TECHNOLOGY SERVICES 9.4%
a Altiris Inc. ..........................................................................        577,800         9,412,362
a BearingPoint Inc. .....................................................................      1,214,200         7,515,898
a Entrust Inc. ..........................................................................      1,574,900         5,953,122
a FileNET Corp. .........................................................................        533,400        14,135,100
  Global Payments Inc. ..................................................................        247,300        16,015,148
a Hyperion Solutions Corp. ..............................................................        204,000         8,296,680
a InfoSpace Inc. ........................................................................         37,100         1,149,729
  Jack Henry & Associates Inc. ..........................................................        372,100         6,396,399
a JAMDAT Mobile Inc. ....................................................................        346,600         5,912,996
a Macromedia Inc. .......................................................................        226,700         8,979,587
a Marchex Inc., B .......................................................................        343,600         5,799,968
a NetIQ Corp. ...........................................................................        760,200         8,149,344
a Quest Software Inc. ...................................................................        781,300         9,266,218
a Rightnow Technologies Inc. ............................................................        484,100         4,318,172
a Sapient Corp. .........................................................................        494,600         3,536,390
a Verifone Holdings Inc. ................................................................        341,900         3,675,425
a Verity Inc. ...........................................................................         84,900           696,180
                                                                                                            ---------------
                                                                                                               119,208,718
                                                                                                            ---------------



                                                              Annual Report | 71

Franklin Strategic Series

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN SMALL CAP GROWTH FUND II                                                            SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  TRANSPORTATION 4.3%
  Forward Air Corp. .....................................................................        693,750    $   16,691,625
  Knight Transportation Inc. ............................................................        509,500        10,765,735
a Landstar System Inc. ..................................................................        416,400        12,762,660
  Overnite Corp. ........................................................................        273,500         8,199,530
a Republic Airways Holdings Inc. ........................................................        495,100         6,050,122
                                                                                                            ---------------
                                                                                                                54,469,672
                                                                                                            ---------------
  TOTAL COMMON STOCKS (COST $1,095,795,701) .............................................                    1,243,194,926
                                                                                                            ---------------
  TOTAL LONG TERM INVESTMENTS (COST $1,102,658,231) .....................................                    1,249,764,386
                                                                                                            ---------------

  SHORT TERM INVESTMENT (COST $24,600,897) 1.9%
  MONEY FUND 1.9%
b Franklin Institutional Fiduciary Trust Money Market Portfolio .........................     24,600,897        24,600,897
                                                                                                            ---------------
  TOTAL INVESTMENTS (COST $1,127,259,128) 100.0% ........................................                    1,274,365,283
  OTHER ASSETS, LESS LIABILITIES 0.0%c ..................................................                         (469,280)
                                                                                                            ---------------
  NET ASSETS 100.0% .....................................................................                   $1,273,896,003
                                                                                                            ---------------



See Selected Portfolio Abbreviations on page 84.

a Non-income producing.
b See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.
c Rounds to less than 0.05% of net assets.



72 | See notes to financial statements. | Annual Report

Franklin Strategic Series

FINANCIAL HIGHLIGHTS


FRANKLIN SMALL-MID CAP GROWTH FUND

                                                            -------------------------------------------------------------------
                                                                                     YEAR ENDED APRIL 30,
CLASS A                                                           2005          2004          2003         2002          2001
                                                            -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year...................           $29.69        $23.14        $28.85       $34.15        $45.48
                                                            -------------------------------------------------------------------

Income from investment operations:

 Net investment income (loss) a .....................            (0.08)        (0.14)        (0.09)       (0.06)         0.12

 Net realized and unrealized gains (losses) .........             1.70          6.69         (5.62)       (5.16)       (10.98)
                                                            -------------------------------------------------------------------
Total from investment operations ....................             1.62          6.55         (5.71)       (5.22)       (10.86)
                                                            -------------------------------------------------------------------
Less distributions from:

 Net investment income ..............................               --            --            --        (0.08)        (0.24)

 Net realized gains .................................               --            --            --           --         (0.23)
                                                            -------------------------------------------------------------------
Total distributions .................................               --            --            --        (0.08)        (0.47)
                                                            -------------------------------------------------------------------
Redemption fees .....................................               --c           --c           --           --            --
                                                            -------------------------------------------------------------------
Net asset value, end of year ........................           $31.31        $29.69        $23.14       $28.85        $34.15

Total return b ......................................            5.46%        28.31%      (19.79)%     (15.28)%      (24.00)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .....................       $6,636,792    $7,355,269    $5,791,141   $7,784,125    $9,606,125

Ratios to average net assets:

 Expenses ...........................................            0.97%         0.98%         1.02%        0.89%         0.86%

 Net investment income (loss) .......................          (0.27)%       (0.51)%       (0.41)%      (0.18)%         0.29%

Portfolio turnover rate .............................           42.96%        52.84%        36.47%       47.38%        27.23%




a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge.
c Amount is less than $0.01 per share.




                         Annual Report | See notes to financial statements. | 73

Franklin Strategic Series

FRANKLIN SMALL-MID CAP GROWTH FUND (CONTINUED)

                                                                                          --------------------------------------
                                                                                                     YEAR ENDED APRIL 30,
CLASS B                                                                                          2005        2004        2003 D
                                                                                          --------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................................................        $29.28      $23.00      $24.33
                                                                                          --------------------------------------

Income from investment operations:

 Net investment income (loss) a .......................................................         (0.31)      (0.36)      (0.23)

 Net realized and unrealized gains (losses) ...........................................          1.68        6.64       (1.10)
                                                                                          --------------------------------------
Total from investment operations ......................................................          1.37        6.28       (1.33)
                                                                                          --------------------------------------
Redemption fees .......................................................................            --c         --c         --
                                                                                          --------------------------------------
Net asset value, end of year ..........................................................        $30.65      $29.28      $23.00

Total return b ........................................................................         4.68%      27.30%     (5.47)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................................................       $31,733     $26,161      $7,601

Ratios to average net assets:

 Expenses .............................................................................         1.72%       1.73%       1.77%e

 Net investment income (loss) .........................................................       (1.02)%     (1.26)%     (1.16)%e

Portfolio turnover rate ...............................................................        42.96%      52.84%      36.47%



a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Amount is less than $0.01 per share.
d For the period July 1, 2002 (effective date) to April 30, 2003.
e Annualized.




74 |  See notes to financial statements.  |  Annual Report

Franklin Strategic Series

FRANKLIN SMALL-MID CAP GROWTH FUND (CONTINUED)

                                                             ------------------------------------------------------------------
                                                                                     YEAR ENDED APRIL 30,
CLASS C                                                           2005          2004          2003         2002          2001
                                                             ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year...................           $28.49        $22.37        $28.09       $33.41        $44.58
                                                             ------------------------------------------------------------------

Income from investment operations:

 Net investment income (loss) a .....................            (0.31)        (0.34)        (0.26)       (0.27)        (0.19)

 Net realized and unrealized gains (losses) .........             1.64          6.46         (5.46)       (5.05)       (10.75)
                                                             ------------------------------------------------------------------
Total from investment operations ....................             1.33          6.12         (5.72)       (5.32)       (10.94)

Less distributions from net realized gains ..........               --            --            --           --         (0.23)

Redemption fees .....................................               --c           --c           --           --            --
                                                             ------------------------------------------------------------------
Net asset value, end of year ........................           $29.82        $28.49        $22.37       $28.09        $33.41
                                                             ------------------------------------------------------------------

Total return b ......................................            4.67%        27.36%      (20.36)%     (15.92)%      (24.61)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .....................         $654,549      $762,602      $639,524     $948,940    $1,263,169

Ratios to average net assets:

 Expenses ...........................................            1.72%         1.71%         1.77%        1.64%         1.61%

 Net investment income (loss) .......................          (1.02)%       (1.24)%       (1.16)%      (0.92)%       (0.45)%

Portfolio turnover rate .............................           42.96%        52.84%        36.47%       47.38%        27.23%




a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge. c Amount is less than $0.01 per share.





                         Annual Report | See notes to financial statements. | 75

Franklin Strategic Series

FRANKLIN SMALL-MID CAP GROWTH FUND (CONTINUED)

                                                                                ------------------------------------------------
                                                                                               YEAR ENDED APRIL 30,
CLASS R                                                                              2005        2004        2003        2002 D
                                                                                ------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................................        $29.50      $23.06      $28.81      $31.16
                                                                                ------------------------------------------------

Income from investment operations:

 Net investment income (loss) a ...........................................         (0.15)      (0.22)      (0.17)      (0.12)

 Net realized and unrealized gains (losses) ...............................          1.69        6.66       (5.58)      (2.23)
                                                                                ------------------------------------------------
Total from investment operations ..........................................          1.54        6.44       (5.75)      (2.35)
                                                                                ------------------------------------------------
Redemption fees ...........................................................            --c         --c         --          --
                                                                                ------------------------------------------------
Net asset value, end of year ..............................................        $31.04      $29.50      $23.06      $28.81
                                                                                ------------------------------------------------

Total return b ............................................................         5.22%      27.93%    (19.96)%     (7.54)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...........................................       $54,139     $41,404     $15,309      $1,253

Ratios to average net assets:

 Expenses .................................................................         1.22%       1.23%       1.27%       1.14%e

 Net investment income (loss) .............................................       (0.52)%     (0.76)%     (0.66)%     (1.26)%e

Portfolio turnover rate ...................................................        42.96%      52.84%      36.47%      47.38%




a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Amount is less than $0.01 per share.
d For the period January 1, 2002 (effective date) to April 30, 2002.
e Annualized.




76 |  See notes to financial statements.  |  Annual Report

Franklin Strategic Series

FRANKLIN SMALL-MID CAP GROWTH FUND (CONTINUED)

                                                                     -----------------------------------------------------------
                                                                                          YEAR ENDED APRIL 30,
ADVISOR CLASS                                                            2005        2004        2003        2002        2001
                                                                     -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................         $29.99      $23.32      $29.00      $34.37      $45.74
                                                                     -----------------------------------------------------------

Income from investment operations:

 Net investment income (loss) a ..............................             --       (0.07)      (0.04)       0.02        0.23

 Net realized and unrealized gains (losses) ..................           1.72        6.74       (5.64)      (5.20)     (11.06)
                                                                     -----------------------------------------------------------
Total from investment operations .............................           1.72        6.67       (5.68)      (5.18)     (10.83)
                                                                     -----------------------------------------------------------

Less distributions from:

 Net investment income .......................................             --          --          --       (0.19)      (0.31)

 Net realized gains ..........................................             --          --          --          --       (0.23)
                                                                     -----------------------------------------------------------
Total distributions ..........................................             --          --          --       (0.19)      (0.54)
                                                                     -----------------------------------------------------------
Redemption fees ..............................................             --b         --b         --          --          --
                                                                     -----------------------------------------------------------
Net asset value, end of year .................................         $31.71      $29.99      $23.32      $29.00      $34.37
                                                                     -----------------------------------------------------------

Total return .................................................          5.74%      28.60%    (19.59)%    (15.10)%    (23.83)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................       $347,518    $320,154    $266,723    $321,921    $357,832

Ratios to average net assets:

 Expenses ....................................................          0.72%       0.73%       0.77%       0.64%       0.61%

 Net investment income (loss) ................................         (0.02)%     (0.26)%     (0.16)%      0.05%       0.54%

Portfolio turnover rate ......................................         42.96%      52.84%      36.47%      47.38%      27.23%



a Based on average daily shares outstanding.
b Amount is less than $0.01 per share.




                         Annual Report | See notes to financial statements. | 77

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2005


---------------------------------------------------------------------------------------------------------------------------
   FRANKLIN SMALL-MID CAP GROWTH FUND                                                        SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 98.0%
   COMMERCIAL SERVICES 3.4%
   Corporate Executive Board Co. .......................................................        650,700     $   42,770,511
  aDex Media Inc. ......................................................................      3,075,000         67,342,500
a,bGetty Images Inc. ...................................................................        800,500         57,275,775
   Moody's Corp. .......................................................................        736,900         60,528,966
   Robert Half International Inc. ......................................................      1,461,900         36,284,358
                                                                                                            ---------------
                                                                                                               264,202,110
                                                                                                            ---------------

   COMMUNICATIONS 0.5%
a,bNII Holdings Inc., B ................................................................        729,700         36,536,079
                                                                                                            ---------------

   CONSUMER DURABLES 1.2%
a,bHovnanian Enterprises Inc., A .......................................................        648,700         32,934,499
a,bNVR Inc. ............................................................................         80,800         58,042,680
                                                                                                            ---------------
                                                                                                                90,977,179
                                                                                                            ---------------

   CONSUMER NON-DURABLES 3.0%
   Alberto-Culver Co. ..................................................................        416,700         18,543,150
  bColumbia Sportswear Co. .............................................................        763,600         32,834,800
  bDean Foods Inc. .....................................................................      2,305,400         79,213,544
a,bNBTY Inc. ...........................................................................      1,477,500         31,500,300
   Polo Ralph Lauren Corp. .............................................................      2,109,000         74,025,900
                                                                                                            ---------------
                                                                                                               236,117,694
                                                                                                            ---------------

   CONSUMER SERVICES 2.4%
   Dow Jones & Co. Inc. ................................................................      1,382,200         46,220,768
  bEntravision Communications Corp. ....................................................      2,801,300         22,046,231
b,cFoveon Inc., 144A ...................................................................      1,792,573          1,819,641
   Orient Express Hotels Ltd., A .......................................................        629,600         16,539,592
a,bWeight Watchers International Inc. ..................................................      1,583,800         66,123,650
a,bXM Satellite Radio Holdings Inc., A .................................................      1,176,000         32,622,240
                                                                                                            ---------------
                                                                                                               185,372,122
                                                                                                            ---------------

   ELECTRONIC TECHNOLOGY 16.4%
  bAltera Corp. ........................................................................      2,923,900         60,612,447
a,bAvaya Inc. ..........................................................................      6,363,800         55,237,784
  bAvocent Corp. .......................................................................      1,384,036         34,794,665
  bCoherent Inc. .......................................................................      1,250,000         40,100,000
a,bDolby Laboratories Inc., A ..........................................................        543,600         11,116,620
   Embraer-Empresa Brasileira de Aeronautica SA, ADR (Brazil) ..........................      3,921,100        113,084,524
a,bF5 Networks Inc. ....................................................................        824,900         35,313,969
a,bFormFactor Inc. .....................................................................      1,320,900         30,169,356
   Intersil Corp., A ...................................................................      4,272,500         74,597,850
   L-3 Communications Holdings Inc. ....................................................      1,368,500         97,122,445
a,bLam Research Corp. ..................................................................      3,254,200         83,470,230
   Linear Technology Corp. .............................................................      1,034,300         36,965,882
   Microchip Technology Inc. ...........................................................      4,258,600        121,284,928
   Rockwell Collins Inc. ...............................................................      2,654,800        121,802,224



78 |  Annual Report

Franklin Strategic Series

---------------------------------------------------------------------------------------------------------------------------
   FRANKLIN SMALL-MID CAP GROWTH FUND                                                        SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   ELECTRONIC TECHNOLOGY (CONT.)
a,bSemtech Corp. .......................................................................      2,481,200     $   41,907,468
a,bSilicon Laboratories Inc. ...........................................................      1,079,300         27,414,220
  dTektronix Inc. ......................................................................      4,865,900        105,395,394
  bThermo Electron Corp. ...............................................................      3,255,000         81,309,900
a,bTrimble Navigation Ltd. .............................................................      1,761,550         60,632,551
a,bVarian Inc. .........................................................................      1,044,300         34,639,431
                                                                                                            ---------------
                                                                                                             1,266,971,888
                                                                                                            ---------------

   ENERGY MINERALS 3.5%
   Chesapeake Energy Corp. .............................................................      5,289,200        101,764,208
  bNewfield Exploration Co. ............................................................      1,684,300        119,635,829
   Peabody Energy Corp. ................................................................      1,063,800         46,562,526
                                                                                                            ---------------
                                                                                                               267,962,563
                                                                                                            ---------------

   FINANCE 10.8%
a,bAmeritrade Holding Corp. ............................................................      3,970,000         41,605,600
  aBlackrock Inc. ......................................................................        375,300         28,132,488
   Boston Private Financial Holdings Inc. ..............................................        322,000          7,216,020
   Brown & Brown Inc. ..................................................................        105,000          4,593,750
a,bCapitalSource Inc. ..................................................................      3,501,250         73,526,250
  aChicago Mercantile Exchange .........................................................        360,600         70,504,512
   City National Corp. .................................................................        626,800         44,189,400
  aCommerce Bancorp Inc. ...............................................................      1,171,400         32,787,486
   Cullen/Frost Bankers Inc. ...........................................................        612,300         26,524,836
   Doral Financial Corp. (Puerto Rico) .................................................      2,909,200         40,874,260
a,bE*TRADE Financial Corp. .............................................................      5,803,000         64,471,330
   East West Bancorp Inc. ..............................................................        601,200         19,310,544
   Federated Investors Inc., B .........................................................      3,383,400         96,257,730
   Investors Financial Services Corp. ..................................................      1,087,800         45,633,210
   Montpelier Re Holdings Ltd. (Bermuda) ...............................................      1,928,400         64,003,596
a,bProvidian Financial Corp. ...........................................................      4,948,300         82,488,161
  aUCBH Holdings Inc. ..................................................................      1,466,000         23,060,180
   Westcorp ............................................................................      1,271,900         56,904,806
   White Mountains Insurance Group Inc. ................................................         17,870         11,204,669
                                                                                                            ---------------
                                                                                                               833,288,828
                                                                                                            ---------------

   HEALTH SERVICES 8.0%
  bCommunity Health Systems Inc. .......................................................      2,713,500         98,907,075
a,bExpress Scripts Inc. ................................................................        408,400         36,608,976
a,bHealth Net Inc., A ..................................................................      3,174,800        108,038,444
  bLincare Holdings Inc. ...............................................................        528,300         22,547,844
a,bMolina Healthcare Inc. ..............................................................        784,700         34,330,625
a,bPacifiCare Health Systems Inc. ......................................................      2,074,800        123,990,048
a,bPharmaceutical Product Development Inc. .............................................      1,304,200         59,184,596
a,bVCA Antech Inc. .....................................................................      2,254,400         52,482,432
a,bWellchoice Inc. .....................................................................      1,411,200         79,309,440
                                                                                                            ---------------
                                                                                                               615,399,480
                                                                                                            ---------------



                                                              Annual Report | 79

Franklin Strategic Series

---------------------------------------------------------------------------------------------------------------------------
   FRANKLIN SMALL-MID CAP GROWTH FUND                                                        SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   HEALTH TECHNOLOGY 16.7%
a,bAdolor Corp. ........................................................................      1,000,000     $    8,890,000
a,b,dAdvanced Neuromodulation Systems Inc. .............................................      1,281,200         38,576,932
a,bAmerican Medical Systems Holdings Ltd. ..............................................      1,255,200         21,915,792
a,bAmylin Pharmaceuticals Inc. .........................................................        660,400         11,226,800
  bAngiotech Pharmaceuticals Inc. (Canada) .............................................      1,338,600         18,191,574
   Beckman Coulter Inc. ................................................................        334,800         22,334,508
   C.R. Bard Inc. ......................................................................      1,070,400         76,180,368
a,bCelgene Corp. .......................................................................      1,293,600         49,040,376
a,bCytyc Corp. .........................................................................      2,436,000         51,911,160
  aDENTSPLY International Inc. .........................................................        794,300         43,416,438
a,bDigene Corp. ........................................................................        827,100         15,756,255
  bExelixis Inc. .......................................................................        356,675          2,443,224
a,bFisher Scientific International Inc. ................................................      1,856,100        110,215,218
  bINAMED Corp. ........................................................................        908,700         55,285,308
  bInspire Pharmaceuticals Inc. ........................................................        993,200          7,011,992
a,bInvitrogen Corp. ....................................................................        773,300         56,659,691
a,bIvax Corp. ..........................................................................      2,765,500         52,267,950
a,bKeryx Biopharmaceuticals Inc. .......................................................        400,400          5,801,796
a,bKinetic Concepts Inc. ...............................................................        315,200         19,369,040
a,bMedicines Co. .......................................................................      1,089,000         23,250,150
a,bMGI Pharma Inc. .....................................................................      1,186,600         26,164,530
a,bMillennium Pharmaceuticals Inc. .....................................................      1,637,697         14,346,225
  bNeurocrine Biosciences Inc. .........................................................        200,000          6,992,000
   Pall Corp. ..........................................................................      5,281,700        141,708,011
a,bPharmion Corp. ......................................................................        332,200          7,673,820
a,bProtein Design Labs Inc. ............................................................      1,630,600         29,155,128
a,bSepracor Inc. .......................................................................        374,900         22,464,008
a,b,dStereotaxis Inc. ..................................................................      1,463,200         10,169,240
  bTanox Inc. ..........................................................................        171,600          1,650,792
a,bTelik Inc. ..........................................................................      2,221,800         35,993,160
a,bTrimeris Inc. .......................................................................        321,600          3,199,920
a,bVarian Medical Systems Inc. .........................................................      2,905,200         98,021,448
a,bVicuron Pharmaceuticals Inc. ........................................................      1,172,000         19,162,200
  bWaters Corp. ........................................................................      2,508,900         99,427,707
  bWatson Pharmaceuticals Inc. .........................................................      2,242,600         67,278,000
a,bWright Medical Group Inc. ...........................................................        852,900         21,177,507
                                                                                                            ---------------
                                                                                                             1,294,328,268
                                                                                                            ---------------

   INDUSTRIAL SERVICES 2.7%
   GlobalSantaFe Corp. (Cayman Islands) ................................................      1,111,000         37,329,600
  bNational-Oilwell Varco Inc. .........................................................      2,544,946        101,136,154
   Rowan Cos. Inc. .....................................................................      2,090,200         55,453,006
a,bWaste Connections Inc. ..............................................................        481,650         16,963,713
                                                                                                            ---------------
                                                                                                               210,882,473
                                                                                                            ---------------

   PROCESS INDUSTRIES 5.9%
   Bunge Ltd. ..........................................................................      3,362,590        190,995,112
  dCabot Corp. .........................................................................      3,232,600         98,755,930



80 |  Annual Report

Franklin Strategic Series

---------------------------------------------------------------------------------------------------------------------------
   FRANKLIN SMALL-MID CAP GROWTH FUND                                                        SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   PROCESS INDUSTRIES (CONT.)
   Lyondell Chemical Co. ...............................................................      3,908,300     $   98,059,247
   Nova Chemicals Corp. (Canada) .......................................................      2,033,500         66,027,745
                                                                                                            ---------------
                                                                                                               453,838,034
                                                                                                            ---------------

   PRODUCER MANUFACTURING 6.7%
   Autoliv Inc. (Sweden) ...............................................................      2,038,600         90,208,050
   Borg Warner Inc. ....................................................................      1,629,900         74,519,028
  aGentex Corp. ........................................................................      3,218,600        104,475,756
a,dGibraltar Industries Inc. ...........................................................      1,785,650         37,516,506
   Kennametal Inc. .....................................................................        748,000         33,884,400
a,bMettler-Toledo International Inc. (Switzerland) .....................................      1,733,000         79,458,050
b,cMirapoint Inc., 144A ................................................................        682,128                 --
  aOshkosh Truck Corp. .................................................................        762,400         57,294,360
  bTerex Corp. .........................................................................      1,180,800         44,138,304
                                                                                                            ---------------
                                                                                                               521,494,454
                                                                                                            ---------------

   RETAIL TRADE 4.1%
  bAdvance Auto Parts Inc. .............................................................      1,263,800         67,423,730
a,bChico's FAS Inc. ....................................................................      3,689,300         94,556,759
   Dollar General Corp. ................................................................      3,195,600         65,030,460
  aRoss Stores Inc. ....................................................................      1,718,500         45,918,320
a,bTuesday Morning Corp. ...............................................................      1,582,200         41,548,572
                                                                                                            ---------------
                                                                                                               314,477,841
                                                                                                            ---------------

   TECHNOLOGY SERVICES 9.8%
a,bAlliance Data Systems Corp. .........................................................      1,049,300         42,391,720
  bAmdocs Ltd. .........................................................................      3,257,500         87,007,825
a,bAsk Jeeves Inc. .....................................................................        226,700          6,163,973
a,bCNET Networks Inc. ..................................................................      3,262,000         32,342,730
a,bCognizant Technology Solutions Corp., A .............................................      3,176,250        133,434,263
  bCognos Inc. (Canada) ................................................................        600,000         22,704,000
  aFair Isaac Corp. ....................................................................      1,173,500         38,584,680
a,bFileNET Corp. .......................................................................        803,100         21,282,150
a,bHewitt Associates Inc. ..............................................................      1,592,400         42,373,764
a,bHyperion Solutions Corp. ............................................................      1,633,500         66,434,445
a,bInfoSpace Inc. ......................................................................        477,300         14,791,527
a,bJAMDAT Mobile Inc. ..................................................................        416,000          7,096,960
  bKanbay International Inc. ...........................................................        584,000         10,500,320
a,bMarchex Inc., B .....................................................................      1,052,200         17,761,135
a,bMercury Interactive Corp. ...........................................................        996,300         41,177,079
a,bNAVTEQ Corp. ........................................................................        840,300         30,603,726
  bNuance Communications Inc. ..........................................................      1,348,700          3,776,360
a,bQuest Software Inc. .................................................................      1,728,000         20,494,080
a,bRSA Security Inc. ...................................................................      2,175,500         23,364,870
a,bSalesforce.com Inc. .................................................................        483,800          7,005,424
  bVeriSign Inc. .......................................................................      2,480,500         65,634,030



                                                              Annual Report | 81

Franklin Strategic Series

---------------------------------------------------------------------------------------------------------------------------
   FRANKLIN SMALL-MID CAP GROWTH FUND                                                        SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   TECHNOLOGY SERVICES (CONT.)
  bVerity Inc. .........................................................................        370,000     $    3,034,000
a,bWebsense Inc. .......................................................................        320,900         17,023,745
                                                                                                            ---------------
                                                                                                               754,982,806
                                                                                                            ---------------

   TRANSPORTATION 2.9%
  aExpeditors International of Washington Inc. .........................................      2,488,400        122,205,324
   J.B. Hunt Transport Services Inc. ...................................................      2,719,200        106,293,528
                                                                                                            ---------------
                                                                                                               228,498,852
                                                                                                            ---------------
   TOTAL COMMON STOCKS (COST $6,756,349,401) ...........................................                     7,575,330,671
                                                                                                            ---------------

   CONVERTIBLE PREFERRED STOCKS 0.0%
   ELECTRONIC TECHNOLOGY 0.0%
b,cAnda Networks, cvt. pfd., D .........................................................        364,431                 --
b,cKestrel Solutions, cvt. pfd., D .....................................................        239,831                 --
                                                                                                            ---------------
   TOTAL CONVERTIBLE PREFERRED STOCKS (COST $8,124,998) ................................                                --
                                                                                                            ---------------
   TOTAL LONG TERM INVESTMENTS (COST $6,764,474,399) ...................................                     7,575,330,671
                                                                                                            ---------------

   SHORT TERM INVESTMENTS 7.3%
   MONEY FUND (COST $129,012,359) 1.7%
  eFranklin Institutional Fiduciary Trust Money Market Portfolio .......................    129,012,359        129,012,359
                                                                                                            ---------------




82 |  Annual Report

Franklin Strategic Series

---------------------------------------------------------------------------------------------------------------------------
   FRANKLIN SMALL-MID CAP GROWTH FUND                                                   PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS 5.6%
f,gBarclays Capital Inc., 2.97%, 5/02/05 (Maturity Value $71,248,630)
     Collateralized by U.S. Government Agency Securities, 4.088 - 5.50%,
      5/01/19 - 5/01/38 ................................................................   $ 71,231,000     $   71,231,000
f,gCitigroup Global Markets Inc., 2.97%, 5/02/05 (Maturity Value $65,044,095)
     Collateralized by hU.S. Government Agency Discount Notes, 5/27/05 - 8/01/05 .......     65,028,000         65,028,000
f,gGoldman, Sachs & Co., 2.97%, 5/02/05 (Maturity Value $70,604,470)
     Collateralized by U.S. Government Agency Securities, 3.236 - 8.00%,
      3/01/09 - 5/01/35; hU.S. Government Agency Discount Note, 11/15/06 ...............     70,587,000         70,587,000
f,gJ. P. Morgan Securities Inc., 2.95%, 5/02/05 (Maturity Value $94,135,136)
     Collateralized by U.S. Government Agency Securities, 2.125 - 7.125%,
      8/15/05 - 1/15/30; hU.S. Government Agency Discount Note, 3/18/19 ................     94,112,000         94,112,000
f,gMerrill Lynch Government Securities Inc., 2.94%, 5/02/05 (Maturity Value $52,683,904)
     Collateralized by hU.S. Government Agency Discount Notes, 5/02/05 - 1/13/33 .......     52,671,000         52,671,000
f,gMorgan Stanley & Co. Inc., 2.97%, 5/02/05 (Maturity Value $77,327,134)
     Collateralized by U.S. Government Agency Securities, 4.00 - 6.50%,
      5/01/14 - 5/01/35 ................................................................     77,308,000         77,308,000
                                                                                                            ---------------
   TOTAL REPURCHASE AGREEMENTS (COST $430,937,000) .....................................                       430,937,000
                                                                                                            ---------------
   TOTAL INVESTMENTS (COST $7,324,423,758) 105.3% ......................................                     8,135,280,030
   OTHER ASSETS, LESS LIABILITIES (5.3)% ...............................................                      (410,548,605)
                                                                                                            ---------------
   NET ASSETS 100.0% ...................................................................                    $7,724,731,425
                                                                                                            ---------------



See Selected Portfolio Abbreviations on page 84.

a A portion or all of the security is on loan as of April 30, 2005. See Note 1(e).
b Non-income producing.
c See Note 8 regarding restricted securities.
d See Note 9 regarding holdings of 5% voting securities.
e See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.
f Investments from cash collateral received for loaned securities. See Note 1(e).
g See Note 1(c) regarding repurchase agreements.
h A portion or all of the security is traded on a discount basis with no stated
coupon rate.



                         Annual Report | See notes to financial statements. | 83

Franklin Strategic Series

SELECTED PORTFOLIO ABBREVIATIONS



ADR - American Depository Receipt
IPC - Industrial Pollution Control
PLC - Public Limited Co.






84 | See notes to financial statements. | Annual Report

Franklin Strategic Series

FINANCIAL STATEMENTS


STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2005

                                                     --------------------------------------------------------------------
                                                         FRANKLIN         FRANKLIN          FRANKLIN          FRANKLIN
                                                        AGGRESSIVE        FLEX CAP          SMALL CAP       SMALL-MID CAP
                                                        GROWTH FUND      GROWTH FUND     GROWTH FUND II      GROWTH FUND
                                                     --------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers....................    $115,542,116     $1,427,304,120    $1,102,658,231    $6,436,687,346
  Cost - Non-controlled affiliated issuers (Note 9)            --                 --                --       327,787,053
  Cost - Sweep Money Fund (Note 7)...............      15,741,686        203,101,810        24,600,897       129,012,359
  Cost - Repurchase agreements...................              --         40,134,000                --       430,937,000
                                                     --------------------------------------------------------------------
  Total cost of investments......................    $131,283,802     $1,670,539,930    $1,127,259,128    $7,324,423,758
                                                     --------------------------------------------------------------------
  Value - Unaffiliated issuersa..................    $130,732,523     $1,875,136,426    $1,249,764,386    $7,284,916,669
  Value - Non-controlled affiliated issuers (Note 9)           --                 --                --       290,414,002
  Value - Sweep Money Fund (Note 7)..............      15,741,686        203,101,810        24,600,897       129,012,359
  Value - Repurchase agreements..................              --         40,134,000                --       430,937,000
                                                     --------------------------------------------------------------------
  Total value of investments.....................     146,474,209      2,118,372,236     1,274,365,283     8,135,280,030
 Receivables:
  Investment securities sold.....................       4,102,611          3,620,044         8,900,045        58,845,039
  Capital shares sold............................         119,272          4,333,169         1,531,434         7,719,086
  Dividends and interest.........................          23,257            705,163            16,183         2,192,248
                                                     --------------------------------------------------------------------
      Total assets...............................     150,719,349      2,127,030,612     1,284,812,945     8,204,036,403
                                                     --------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased................       2,345,473            176,244         6,195,454        18,326,154
  Capital shares redeemed........................         285,335          5,941,279         3,057,485        20,847,076
  Affiliates.....................................         190,201          1,731,023         1,266,013         5,757,972
  Payable upon return of securities loaned.......              --         40,134,000                --       430,937,000
 Other liabilities...............................          48,311            489,943           397,990         3,436,776
                                                     --------------------------------------------------------------------
      Total liabilities..........................       2,869,320         48,472,489        10,916,942       479,304,978
                                                     --------------------------------------------------------------------
       Net assets, at value......................    $147,850,029     $2,078,558,123    $1,273,896,003    $7,724,731,425
                                                     --------------------------------------------------------------------
Net assets consist of:
 Undistributed net investment income (loss)......    $         --     $           --    $           --    $   10,412,560
 Net unrealized appreciation (depreciation)......      15,190,407        447,832,306       147,106,155       810,856,272
 Accumulated net realized gain (loss)............     180,007,928)      (365,192,706)     (121,234,432)     (570,512,778)
 Paid-in capital.................................     312,667,550      1,995,918,523     1,248,024,280     7,473,975,371
                                                     --------------------------------------------------------------------
       Net assets, at value......................    $147,850,029     $2,078,558,123    $1,273,896,003    $7,724,731,425
                                                     --------------------------------------------------------------------




a The Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund include $42,942,825 and $463,011,984 of securities loaned, respectively.










                         Annual Report | See notes to financial statements. | 85

Franklin Strategic Series

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2005


                                                   ------------------------------------------------------------------------
                                                      FRANKLIN           FRANKLIN            FRANKLIN          FRANKLIN
                                                     AGGRESSIVE          FLEX CAP            SMALL CAP       SMALL-MID CAP
                                                     GROWTH FUND        GROWTH FUND       GROWTH FUND II      GROWTH FUND
                                                   ------------------------------------------------------------------------
CLASS A:
 Net assets, at value ............................   $80,610,934       $1,505,342,495      $765,216,062    $6,636,792,446
                                                   ------------------------------------------------------------------------
 Shares outstanding ..............................     6,045,436           42,693,199        72,011,209       211,959,097
                                                   ------------------------------------------------------------------------
 Net asset value per share a .....................        $13.33               $35.26            $10.63            $31.31
                                                   ------------------------------------------------------------------------
 Maximum offering price per share (net asset value
   per share/94.25%) .............................        $14.14               $37.41            $11.28            $33.22
                                                   ------------------------------------------------------------------------
CLASS B:
 Net assets, at value ............................   $17,017,314       $  136,051,561      $105,069,896    $   31,733,385
                                                   ------------------------------------------------------------------------
 Shares outstanding ..............................     1,322,447            4,050,279        10,235,889         1,035,480
                                                   ------------------------------------------------------------------------
 Net asset value and maximum offering price
   per share a ...................................        $12.87               $33.59            $10.26            $30.65
                                                   ------------------------------------------------------------------------
CLASS C:
 Net assets, at value ............................   $24,449,597       $  296,867,838      $164,117,034    $  654,549,105
                                                   ------------------------------------------------------------------------
 Shares outstanding ..............................     1,903,830            8,820,157        15,979,557        21,948,183
                                                   ------------------------------------------------------------------------
 Net asset value and maximum offering price
   per share a ...................................        $12.84               $33.66            $10.27            $29.82
                                                   ------------------------------------------------------------------------
CLASS R:
 Net assets, at value ............................   $ 3,040,796       $   69,102,984      $  4,392,448    $   54,138,614
                                                   ------------------------------------------------------------------------
 Shares outstanding ..............................       229,709            1,975,489           416,748         1,744,282
                                                   ------------------------------------------------------------------------
 Net asset value and maximum offering price
   per share a ...................................        $13.24               $34.98            $10.54            $31.04
                                                   ------------------------------------------------------------------------
ADVISOR CLASS:
 Net assets, at value ............................   $22,731,388       $   71,193,245      $235,100,563    $  347,517,875
                                                   ------------------------------------------------------------------------
 Shares outstanding ..............................     1,673,540            2,015,863        21,781,066        10,959,223
                                                   ------------------------------------------------------------------------
 Net asset value and maximum offering price
   per share a ...................................        $13.58               $35.32            $10.79            $31.71
                                                   ------------------------------------------------------------------------



a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.









86 | See notes to financial statements. | Annual Report

Franklin Strategic Series

STATEMENTS OF OPERATIONS
for the year ended April 30, 2005


                                                          ------------------------------------------------------------------
                                                             FRANKLIN        FRANKLIN         FRANKLIN         FRANKLIN
                                                            AGGRESSIVE       FLEX CAP         SMALL CAP      SMALL-MID CAP
                                                            GROWTH FUND     GROWTH FUND    GROWTH FUND II     GROWTH FUND
                                                          ------------------------------------------------------------------
Investment income:
 Dividends:
  Unaffiliated issuers.................................     $    537,656    $ 10,872,035    $   3,980,557    $  50,101,992
  Non-controlled affiliated issuers (Note 9)...........               --              --               --        3,378,082
  Sweep Money Fund (Note 7)............................          158,012       2,181,520          238,739        2,028,696
 Interest..............................................               --              85            1,115          899,015
 Income from securities loaned - net...................               --          58,016               --        1,224,886
 Other income (Note 10)................................           45,939         267,436           61,733        1,064,713
                                                          ------------------------------------------------------------------
      Total investment income..........................          741,607      13,379,092        4,282,144       58,697,384
                                                          ------------------------------------------------------------------
Expenses:
 Management fees (Note 3)..............................          764,678       8,816,116        6,555,781       37,457,766
 Administrative fees (Note 3)..........................          319,876              --        2,808,655               --
 Distribution fees: (Note 3)
  Class A..............................................          248,992       3,716,929        2,045,104       17,955,086
  Class B..............................................          182,796       1,393,363        1,175,781          304,212
  Class C..............................................          282,032       3,009,736        1,887,606        7,276,044
  Class R..............................................           12,846         292,973           23,248          251,696
 Transfer agent fees (Note 3)..........................          744,746       4,896,778        2,984,114       21,284,195
 Custodian fees (Note 4)...............................            2,602          38,348           30,726          186,510
 Reports to shareholders...............................           47,552         244,667          146,199          805,005
 Registration and filing fees..........................           50,580         100,103           93,005          159,932
 Professional fees.....................................           14,446          51,086           48,827          133,204
 Trustees' fees and expenses...........................            1,491          18,361           13,233           78,829
 Other.................................................            4,342          79,755           48,984          323,888
                                                          ------------------------------------------------------------------
      Total expenses...................................        2,676,979      22,658,215       17,861,263       86,216,367
      Expense reductions (Note 4)......................               (1)           (959)          (2,599)          (1,855)
                                                          ------------------------------------------------------------------
       Net expenses....................................        2,676,978      22,657,256       17,858,664       86,214,512
                                                          ------------------------------------------------------------------
        Net investment income (loss)...................       (1,935,371)     (9,278,164)     (13,576,520)     (27,517,128)
                                                          ------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments
   Unaffiliated issuers................................       12,077,593     130,304,480      143,325,112      766,259,506
   Non-controlled affiliated issuers (Note 9)..........               --              --               --       18,489,382
  Foreign currency transactions........................              639           4,320          109,135         (144,871)
                                                          ------------------------------------------------------------------
       Net realized gain (loss)........................       12,078,232     130,308,800      143,434,247      784,604,017
                                                          ------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)
  on investments.......................................         (830,115)    (44,600,879)    (114,371,123)    (289,130,102)
                                                          ------------------------------------------------------------------
Net realized and unrealized gain (loss)................       11,248,117      85,707,921       29,063,124      495,473,915
                                                          ------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations.......................................     $  9,312,746    $ 76,429,757    $  15,486,604    $ 467,956,787
                                                          ------------------------------------------------------------------




                         Annual Report | See notes to financial statements. | 87

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended April 30, 2005 and 2004


                                                    -----------------------------------------------------------------------
                                                         FRANKLIN AGGRESSIVE                     FRANKLIN FLEX CAP
                                                             GROWTH FUND                            GROWTH FUND
                                                    -----------------------------------------------------------------------
                                                          2005            2004                  2005              2004
                                                    -----------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss)..................     $ (1,935,371)   $ (2,208,267)        $   (9,278,164)   $   (8,028,965)
  Net realized gain (loss) from investments and
   foreign currency transactions................       12,078,232      26,754,205            130,308,800        72,480,267
  Net change in unrealized appreciation
   (depreciation) on investments  ..............         (830,115)     15,891,336            (44,600,879)      374,115,724
                                                    -----------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
       from operations..........................        9,312,746      40,437,274             76,429,757       438,567,026
                                                    -----------------------------------------------------------------------
 Capital share transactions: (Note 2)
   Class A......................................      (11,496,514)     (3,112,736)           (13,092,591)       97,937,896
   Class B......................................       (2,073,076)        680,290             (3,595,930)       12,235,635
   Class C......................................       (7,287,508)     (3,619,664)           (11,762,550)        9,936,565
   Class R......................................        1,197,531         884,782             22,351,261        23,573,095
   Advisor Class................................       (1,036,191)       (710,639)            73,833,648                --
                                                    -----------------------------------------------------------------------
 Total capital share transactions...............      (20,695,758)     (5,877,967)            67,733,838       143,683,191
                                                    -----------------------------------------------------------------------
 Redemption fees................................            2,758              --                 18,422                --
                                                    -----------------------------------------------------------------------
      Net increase (decrease) in net assets.....      (11,380,254)     34,559,307            144,182,017       582,250,217
Net assets:
 Beginning of year..............................      159,230,283     124,670,976          1,934,376,106     1,352,125,889
                                                    -----------------------------------------------------------------------
 End of year....................................     $147,850,029    $159,230,283         $2,078,558,123    $1,934,376,106
                                                    -----------------------------------------------------------------------
Undistributed net investment income (loss) included
 in net assets:
  End of year...................................     $         --    $         --         $           --    $           --
                                                    -----------------------------------------------------------------------




88 | See notes to financial statements. | Annual Report

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the years ended April 30, 2005 and 2004

                                               ----------------------------------------------------------------------------
                                                      FRANKLIN SMALL CAP                      FRANKLIN SMALL-MID CAP
                                                        GROWTH FUND II                              GROWTH FUND
                                               ----------------------------------------------------------------------------
                                                    2005              2004                   2005               2004
                                               ----------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss).............    $  (13,576,520)    $  (12,239,310)       $   (27,517,128)    $  (47,578,838)
  Net realized gain (loss) from investments and
   foreign currency transactions...........       143,434,247         93,252,829            784,604,017        605,770,756
  Net change in unrealized appreciation
   (depreciation) on investments ..........      (114,371,123)       361,497,612           (289,130,102)     1,371,922,385
                                               ----------------------------------------------------------------------------
      Net increase (decrease) in net assets
       resulting from operations...........        15,486,604        442,511,131            467,956,787      1,930,114,303
                                               ----------------------------------------------------------------------------
 Capital share transactions: (Note 2)
   Class A.................................      (154,630,443)       (71,004,655)        (1,132,754,446)      (109,252,831)
   Class B.................................       (17,538,958)       (11,935,043)             4,360,345         15,748,915
   Class C.................................       (37,234,680)       (27,722,434)          (144,750,592)       (51,823,167)
   Class R.................................          (183,822)           554,798             10,639,889         21,162,630
   Advisor Class...........................        21,541,213         19,772,547             13,620,527        (20,793,271)
                                               ----------------------------------------------------------------------------
 Total capital share transactions..........      (188,046,690)       (90,334,787)        (1,248,884,277)      (144,957,724)
                                               ----------------------------------------------------------------------------
 Redemption fees...........................             2,869                 --                 69,252            134,419
                                               ----------------------------------------------------------------------------
      Net increase (decrease) in net assets      (172,557,217)       352,176,344           (780,858,238)     1,785,290,998
Net assets:
 Beginning of year.........................     1,446,453,220      1,094,276,876          8,505,589,663      6,720,298,665
                                               ----------------------------------------------------------------------------
 End of year...............................    $1,273,896,003     $1,446,453,220        $ 7,724,731,425     $8,505,589,663
                                               ----------------------------------------------------------------------------
Undistributed net investment income (loss)
 included in net assets:
  End of year..............................    $           --     $       (1,250)       $    10,412,560     $           --
                                               ----------------------------------------------------------------------------




                         Annual Report | See notes to financial statements. | 89

Franklin Strategic Series

NOTES TO FINANCIAL STATEMENTS





1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twelve separate series. All Funds included in this report (the Funds) are diversified except the Franklin Flex Cap Growth Fund. The financial statements of the remaining funds in the series are presented separately.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value. Short-term investments are valued at cost.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to






90 |  Annual Report

Franklin Strategic Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. REPURCHASE AGREEMENTS

Certain Funds may enter into repurchase agreements which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At April 30, 2005, all repurchase agreements held by the Fund had been entered into on April 29, 2005.

D. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

E. SECURITIES LENDING

The Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund loan securities to certain brokers through a securities lending agent for which they receive cash and securities collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The cash collateral is invested in short-term instruments as noted in the Statements of Investments. The securities received as collateral are held in a segregated account with the funds'






                                                              Annual Report | 91

Franklin Strategic Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITIES LENDING (CONTINUED)

custodian on the funds' behalf. The funds receive interest income from the investment of cash collateral and from the securities held as collateral, adjusted by lender fees and broker rebates. At April 30, 2005, the market values of securities on loan were $42,942,825 and $463,011,984, respectively, for which the funds' custodian held cash collateral valued at $40,134,000 and $430,937,000, respectively, and securities collateral valued at $7,094,041 and $54,533,977, respectively. The funds bear the risk of loss with respect to the investment of the cash collateral and the securities loaned. The securities lending agent has agreed to indemnify the funds in the case of default of any securities borrower.

F. INCOME TAXES

No provision has been made for U.S. income taxes because each fund's policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Trust from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

H. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.







92 |  Annual Report

Franklin Strategic Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

I. REDEMPTION FEES

Redemptions and exchanges of the Franklin Small Cap Growth Fund II and the Franklin Small-Mid Cap Growth Fund shares held five trading days or less (30 days or less prior to June 1, 2004 and 90 days or less prior to January 1, 2004) may be subject to the funds' redemption fee, which is 2% of the amount redeemed. Effective June 1, 2004, all the Funds' redemptions and exchanges shares held five trading days or less are subject to the redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as additional paid-in capital.

J. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.


2. SHARES OF BENEFICIAL INTEREST

The Funds offer five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At April 30, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                       --------------------------------------------------------------
                                                 FRANKLIN                          FRANKLIN
                                          AGGRESSIVE GROWTH FUND             FLEX CAP GROWTH FUND
                                       --------------------------------------------------------------
                                          SHARES        AMOUNT             SHARES          AMOUNT
                                       --------------------------------------------------------------
CLASS A SHARES:
Year ended April 30, 2005
 Shares sold ........................    1,232,860   $ 16,815,210         9,680,502    $ 342,784,116
 Shares redeemed ....................   (2,106,694)   (28,311,724)      (10,138,711)    (355,876,707)
                                       --------------------------------------------------------------
 Net increase (decrease) ............     (873,834)  $(11,496,514)         (458,209)   $ (13,092,591)
                                       --------------------------------------------------------------
Year ended April 30, 2004
 Shares sold ........................    1,953,951   $ 22,510,271        12,001,634    $ 381,589,351
 Shares redeemed ....................   (2,183,518)   (25,623,007)       (8,959,047)    (283,651,455)
                                       --------------------------------------------------------------
 Net increase (decrease) ............     (229,567)  $ (3,112,736)        3,042,587    $  97,937,896
                                       --------------------------------------------------------------




                                                              Annual Report | 93

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                       ------------------------------------------------------------
                                                 FRANKLIN                          FRANKLIN
                                          AGGRESSIVE GROWTH FUND             FLEX CAP GROWTH FUND
                                       ------------------------------------------------------------
                                          SHARES        AMOUNT             SHARES          AMOUNT
                                       ------------------------------------------------------------
CLASS B SHARES:
Year ended April 30, 2005
 Shares sold.........................      168,584   $  2,203,100           538,201     $ 18,051,032
 Shares redeemed.....................     (324,292)    (4,276,176)         (642,071)     (21,646,962)
                                       ------------------------------------------------------------
 Net increase (decrease).............     (155,708)  $ (2,073,076)         (103,870)    $ (3,595,930)
                                       ------------------------------------------------------------
Year ended April 30, 2004
 Shares sold.........................      439,938   $  5,050,010           863,699     $ 26,247,470
 Shares redeemed.....................     (370,898)    (4,369,720)         (456,857)     (14,011,835)
                                       ------------------------------------------------------------
 Net increase (decrease).............       69,040   $    680,290           406,842     $ 12,235,635
                                       ------------------------------------------------------------
CLASS C SHARES:
Year ended April 30, 2005
 Shares sold.........................      249,194   $  3,255,629         1,604,564     $ 54,440,891
 Shares redeemed.....................     (809,895)   (10,543,137)       (1,966,987)     (66,203,441)
                                       ------------------------------------------------------------
 Net increase (decrease).............     (560,701)  $ (7,287,508)         (362,423)    $(11,762,550)
                                       ------------------------------------------------------------
Year ended April 30, 2004
 Shares sold.........................      638,570   $  7,460,271         1,990,441     $ 59,909,040
 Shares redeemed.....................     (939,068)   (11,079,935)       (1,649,804)     (49,972,475)
                                       ------------------------------------------------------------
 Net increase (decrease).............     (300,498)  $ (3,619,664)          340,637     $  9,936,565
                                       ------------------------------------------------------------
CLASS R SHARES:
Year ended April 30, 2005
 Shares sold.........................      134,439   $  1,799,280         1,038,716     $ 36,498,408
 Shares redeemed.....................      (45,539)      (601,749)         (403,277)     (14,147,147)
                                       ------------------------------------------------------------
 Net increase (decrease).............       88,900   $  1,197,531           635,439     $ 22,351,261
                                       ------------------------------------------------------------
Year ended April 30, 2004
 Shares sold.........................      107,070   $  1,244,316         1,105,435     $ 35,189,810
 Shares redeemed.....................      (30,443)      (359,534)         (358,673)     (11,616,715)
                                       ------------------------------------------------------------
 Net increase (decrease).............       76,627   $    884,782           746,762     $ 23,573,095
                                       ------------------------------------------------------------
ADVISOR CLASS SHARES:
Year ended April 30, 2005 a
 Shares sold.........................      242,685   $  3,334,333         2,018,257     $ 73,920,574
 Shares redeemed.....................     (321,388)    (4,370,524)           (2,394)         (86,926)
                                       ------------------------------------------------------------
 Net increase (decrease).............      (78,703)  $ (1,036,191)        2,015,863     $ 73,833,648
                                       ------------------------------------------------------------
Year ended April 30, 2004
 Shares sold.........................      481,614   $  5,757,414
 Shares redeemed.....................     (534,906)    (6,468,053)
                                       ---------------------------
 Net increase (decrease).............      (53,292)  $   (710,639)
                                       ---------------------------







94 |  Annual Report

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                 ------------------------------------------------------------------
                                            FRANKLIN                          FRANKLIN
                                    SMALL CAP GROWTH FUND II          SMALL-MID CAP GROWTH FUND
                                 ------------------------------------------------------------------
                                     SHARES         AMOUNT             SHARES           AMOUNT
                                 ------------------------------------------------------------------
CLASS A SHARES:
Year ended April 30, 2005
 Shares sold....................   15,269,135   $ 166,066,954         42,423,181   $ 1,329,416,397
 Shares redeemed................  (29,402,084)   (320,697,397)       (78,191,573)   (2,462,170,843)
                                 ------------------------------------------------------------------
 Net increase (decrease)........  (14,132,949)  $(154,630,443)       (35,768,392)  $(1,132,754,446)
                                 ------------------------------------------------------------------
Year ended April 30, 2004
 Shares sold....................   28,958,965   $ 285,878,314         83,840,878   $ 2,362,781,812
 Shares redeemed................  (36,149,311)   (356,882,969)       (86,375,716)   (2,472,034,643)
                                 ------------------------------------------------------------------
 Net increase (decrease)........   (7,190,346)  $ (71,004,655)        (2,534,838)  $  (109,252,831)
                                 ------------------------------------------------------------------
CLASS B SHARES:
Year ended April 30, 2005
 Shares sold....................      142,615   $   1,499,723            298,767   $     9,156,433
 Shares redeemed................   (1,790,441)    (19,038,681)          (156,836)       (4,796,088)
                                 ------------------------------------------------------------------
 Net increase (decrease)........   (1,647,826)  $ (17,538,958)           141,931   $     4,360,345
                                 ------------------------------------------------------------------
Year ended April 30, 2004
 Shares sold....................      357,221   $   3,406,710            673,893   $    18,894,577
 Shares redeemed................   (1,589,381)    (15,341,753)          (110,841)       (3,145,662)
                                 ------------------------------------------------------------------
 Net increase (decrease)........   (1,232,160)  $ (11,935,043)           563,052   $    15,748,915
                                 ------------------------------------------------------------------
CLASS C SHARES:
Year ended April 30, 2005
 Shares sold....................      721,864   $   7,652,478          1,664,298   $    50,085,764
 Shares redeemed................   (4,215,413)    (44,887,158)        (6,482,845)     (194,836,356)
                                 ------------------------------------------------------------------
 Net increase (decrease)........   (3,493,549)  $ (37,234,680)        (4,818,547)  $  (144,750,592)
                                 ------------------------------------------------------------------
Year ended April 30, 2004
 Shares sold....................    1,277,497   $  12,029,685          3,703,877   $   100,535,064
 Shares redeemed................   (4,105,939)    (39,752,119)        (5,528,554)     (152,358,231)
                                 ------------------------------------------------------------------
 Net increase (decrease)........   (2,828,442)  $ (27,722,434)        (1,824,677)  $   (51,823,167)
                                 ------------------------------------------------------------------
CLASS R SHARES:
Year ended April 30, 2005
 Shares sold....................      199,611   $   2,183,942            965,638   $    30,392,161
 Shares redeemed................     (215,963)     (2,367,764)          (624,840)      (19,752,272)
                                 ------------------------------------------------------------------
 Net increase (decrease)........      (16,352)  $    (183,822)           340,798   $    10,639,889
                                 ------------------------------------------------------------------
Year ended April 30, 2004
 Shares sold....................      505,463   $   4,850,353          1,085,793   $    31,327,991
 Shares redeemed................     (416,549)     (4,295,555)          (346,186)      (10,165,361)
                                 ------------------------------------------------------------------
 Net increase (decrease)........       88,914   $     554,798            739,607   $    21,162,630
                                 ------------------------------------------------------------------





                                                              Annual Report | 95

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                   -------------------------------------------------------------
                                            FRANKLIN                         FRANKLIN
                                    SMALL CAP GROWTH FUND II          SMALL-MID CAP GROWTH FUND
                                   -------------------------------------------------------------
                                     SHARES         AMOUNT           SHARES           AMOUNT
                                   -------------------------------------------------------------
ADVISOR CLASS SHARES:
Year ended April 30, 2005
 Shares sold....................    4,549,795   $ 49,882,770          4,597,299   $ 148,878,750
 Shares redeemed................   (2,534,202)   (28,341,557)        (4,311,876)   (135,258,223)
                                   -------------------------------------------------------------
 Net increase (decrease)........    2,015,593   $ 21,541,213            285,423   $  13,620,527
                                   -------------------------------------------------------------
Year ended April 30, 2004
 Shares sold....................    4,517,304   $ 46,643,112          6,054,522   $ 172,876,738
 Shares redeemed................   (2,700,679)   (26,870,565)        (6,817,872)   (193,670,009)
                                   -------------------------------------------------------------
 Net increase (decrease)........    1,816,625   $ 19,772,547           (763,350)  $ (20,793,271)
                                   -------------------------------------------------------------

a For the period August 2, 2004 (effective date) to April 30, 2005 for the Franklin Flex Cap Growth Fund.


3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------------
  SUBSIDIARY                                                   AFFILIATION
--------------------------------------------------------------------------------------
  Franklin Advisers Inc. (Advisers)                            Investment manager
  Franklin Templeton Services LLC (FT Services)                Administrative manager
  Franklin Templeton Distributors Inc. (Distributors)          Principal underwriter
  Franklin Templeton Investor Services LLC (Investor Services) Transfer agent

A. MANAGEMENT FEES

The Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund pay an investment management fee to Advisers based on the average daily net assets of the funds as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
        0.625%          First $100 million
        0.500%          Over $100 million, up to and including $250 million
        0.450%          Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

The Franklin Aggressive Growth Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
         0.50%          First $500 million
         0.40%          Over $500 million, up to and including $1 billion
         0.35%          Over $1 billion, up to and including $1.5 billion







96 |  Annual Report

Franklin Strategic Series

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

Fees are further reduced on net assets over $1.5 billion.

The Franklin Small Cap Growth Fund II pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
         0.55%          First $500 million
         0.45%          Over $500 million, up to and including $1 billion
         0.40%          Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

B. ADMINISTRATIVE FEES

The Franklin Aggressive Growth Fund and the Franklin Small Cap Growth Fund II pay an administrative fee to FT Services of 0.20% per year of the funds' average daily net assets.

Under an agreement with Advisers, FT Services provides administrative services to the Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the funds.

C. DISTRIBUTION FEES

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares under a Rule 12b-1 plan up to a certain percentage per year of their average daily net assets of each class as follows:

                                            ---------------------------------------------------------
                                             FRANKLIN      FRANKLIN       FRANKLIN        FRANKLIN
                                            AGGRESSIVE     FLEX CAP       SMALL CAP     SMALL-MID CAP
                                            GROWTH FUND   GROWTH FUND  GROWTH FUND II    GROWTH FUND
                                            ---------------------------------------------------------
Class A................................        0.35%         0.25%          0.35%           0.25%
Class B................................        1.00%         1.00%          1.00%           1.00%
Class C................................        1.00%         1.00%          1.00%           1.00%
Class R................................        0.50%         0.50%          0.50%           0.50%

Under the Class A distribution plan, except for the Franklin Small Cap Growth Fund II, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.







                                                              Annual Report | 97

Franklin Strategic Series

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                            ---------------------------------------------------------
                                             FRANKLIN      FRANKLIN       FRANKLIN        FRANKLIN
                                            AGGRESSIVE     FLEX CAP       SMALL CAP     SMALL-MID CAP
                                            GROWTH FUND   GROWTH FUND  GROWTH FUND II    GROWTH FUND
                                            ---------------------------------------------------------
Net sales charges received.............       $37,691       $643,241        $ 29,666        $393,608
Contingent deferred sales charges
 retained..............................       $57,272       $321,267        $265,735        $ 99,918

E. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statement of Operations of which the following amounts were retained by Investor Services:

                                            ---------------------------------------------------------
                                             FRANKLIN      FRANKLIN       FRANKLIN        FRANKLIN
                                            AGGRESSIVE     FLEX CAP       SMALL CAP     SMALL-MID CAP
                                            GROWTH FUND   GROWTH FUND  GROWTH FUND II    GROWTH FUND
                                            ---------------------------------------------------------
Transfer agent fees ......................     $623,035    $3,445,587      $1,610,204     $10,135,431


4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended April 30, 2005, the custodian fees were reduced as noted in the Statement of Operations.


5. INCOME TAXES

At April 30, 2005, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                                       ------------------------------
                                                                         FRANKLIN         FRANKLIN
                                                                        AGGRESSIVE        FLEX CAP
                                                                        GROWTH FUND      GROWTH FUND
                                                                       ------------------------------
Capital loss carryovers expiring in:
 2009.............................................................     $   2,436,855   $           --
 2010.............................................................       129,882,253      173,404,372
 2011.............................................................        47,112,100      191,041,838
                                                                       ------------------------------
                                                                       $ 179,431,208   $  364,446,210
                                                                       ------------------------------







98 |  Annual Report

Franklin Strategic Series

5. INCOME TAXES (CONTINUED)

                                                                       -------------------------------
                                                                          FRANKLIN        FRANKLIN
                                                                          SMALL CAP     SMALL-MID CAP
                                                                       GROWTH FUND II    GROWTH FUND
                                                                       -------------------------------
Capital loss carryovers expiring in:
 2011 .............................................................    $ 118,506,075   $  570,376,033
                                                                       -------------------------------

At April 30, 2005, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income for income tax purposes were as follows:

                                                                     ---------------------------------
                                                                        FRANKLIN         FRANKLIN
                                                                       AGGRESSIVE        FLEX CAP
                                                                       GROWTH FUND      GROWTH FUND
                                                                     ---------------------------------
Cost of investments ...............................................    $131,860,521    $1,671,286,425
                                                                     ---------------------------------

Unrealized appreciation ...........................................    $ 18,697,498    $  498,172,146
Unrealized depreciation ...........................................      (4,083,810)      (51,086,335)
                                                                     ---------------------------------
Net unrealized appreciation (depreciation) ........................    $ 14,613,688    $  447,085,811
                                                                     ---------------------------------

                                                                   -----------------------------------
                                                                       FRANKLIN          FRANKLIN
                                                                       SMALL CAP       SMALL-MID CAP
                                                                    GROWTH FUND II      GROWTH FUND
                                                                   -----------------------------------
Cost of investments ............................................    $1,129,987,490     $7,324,560,504
                                                                   -----------------------------------

Unrealized appreciation ........................................    $  246,519,697     $1,418,474,899
Unrealized depreciation ........................................      (102,141,904)      (607,755,373)
                                                                   -----------------------------------
Net unrealized appreciation (depreciation) .....................    $  144,377,793     $  810,719,526
                                                                   -----------------------------------

Distributable earnings-undistributed ordinary income ...........                       $   10,412,560
                                                                                       ---------------

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and passive foreign investment company shares.


6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended April 30, 2005, were as follows:

                                      ---------------------------------------------------------------
                                       FRANKLIN         FRANKLIN        FRANKLIN         FRANKLIN
                                      AGGRESSIVE        FLEX CAP        SMALL CAP      SMALL-MID CAP
                                      GROWTH FUND      GROWTH FUND   GROWTH FUND II     GROWTH FUND
                                      ---------------------------------------------------------------
Purchases ........................    $234,896,680    $786,439,620     $643,871,546    $3,524,610,880
Sales ............................    $265,690,492    $816,432,040     $836,798,240    $4,779,900,831








                                                              Annual Report | 99

Franklin Strategic Series

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.


8. RESTRICTED SECURITIES

At April 30, 2005, investments in securities included issues that are restricted and illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At April 30, 2005, the funds held investments in restricted and illiquid securities as follows:

----------------------------------------------------------------------------------------------------
                                                           ACQUISITION
  SHARES        ISSUER                                         DATE           COST        VALUE
----------------------------------------------------------------------------------------------------
  FRANKLIN FLEX CAP GROWTH FUND
      145,772   Anda Networks, cvt. pfd., D .............     3/24/00    $  2,000,000   $        --
    2,227,171   Fibrogen Inc., cvt. pfd., E .............     5/19/00       9,999,998    10,133,628
      124,712   Kestrel Solutions, cvt. pfd., D .........     1/20/00       1,624,997            --
      772,727   Masimo Corp., cvt. pfd., F ..............     5/15/00       8,499,997     4,249,997
                                                                                        ------------
                 TOTAL RESTRICTED SECURITIES (0.69% of Net Assets) ..................   $14,383,625
                                                                                        ------------

  FRANKLIN SMALL-MID CAP GROWTH FUND
      364,431   Anda Networks, cvt. pfd., D .............     3/24/00    $  5,000,000   $        --
    1,792,573   Foveon Inc., 144A .......................     4/08/02      13,999,995     1,819,641
     239,831    Kestrel Solutions, cvt. pfd., D .........     1/20/00       3,124,998            --
      682,128   Mirapoint Inc., 144A ....................     9/09/99       4,999,998            --
                                                                                        ------------
                 TOTAL RESTRICTED SECURITIES (0.02% of Net Assets) ..................   $ 1,819,641
                                                                                        ------------










100 |  Annual Report

Franklin Strategic Series

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Franklin Small-Mid Cap Growth Fund at April 30, 2005 were as shown below.

------------------------------------------------------------------------------------------------------------------------------
                                           NUMBER                            NUMBER
                                         OF SHARES                         OF SHARES
                                          HELD AT                           HELD AT                                REALIZED
                                         BEGINNING     GROSS       GROSS     END OF        VALUE AT   INVESTMENT    CAPITAL
  NAME OF ISSUER                          OF YEAR    ADDITIONS   REDUCTIONS   YEAR       END OF YEAR    INCOME    GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------
  Advanced Neuromodulation Systems Inc.         --   1,281,200         --   1,281,200    $38,576,932  $       --  $        --
  Cabot Corp....................         3,232,600          --         --   3,232,600     98,755,930   2,004,212           --
  Gibraltar Industries Inc.a....         1,452,150b    817,550         --   1,785,650     37,516,506     258,700           --
  Gymboree Inc...................        2,611,300          --  2,611,300          --             --          --   (3,678,323)
  Hewitt Associates Inc.........         1,592,400          --         --   1,592,400              c          --           --
  Mettler-Toledo International Inc.
 (Switzerland)..................         2,514,400          --    781,400   1,733,000              c          --   22,439,957
  Stereotaxis Inc...............                --   1,463,200         --   1,463,200     10,169,240          --           --
  Tektronix Inc.................         5,145,100          --    279,200   4,865,900    105,395,394   1,115,170     (272,252)
                                                                                        --------------------------------------
                                   TOTAL AFFILIATED SECURITIES (3.76% of Net Assets) .  $290,414,002  $3,378,082  $18,489,382
                                                                                        --------------------------------------

a Reflects name change from Gibraltar Steel Corp. to Gibraltar Industries Inc. as of October 28, 2004.
b Reflects a 3:2 stock split during the current year. Balance as of April 30, 2004 was 968,100.
c As of April 30, 2005, no longer an affiliate.


10. REGULATORY MATTERS

INVESTIGATIONS AND SETTLEMENTS
As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, provided documents and information in response to subpoenas and/or requests for documents, information and/or testimony. Beginning in August 2004, the Company entered into settlements with certain of the regulators and a governmental entity investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").








                                                             Annual Report | 101

Franklin Strategic Series

10. REGULATORY MATTERS (CONTINUED)

INVESTIGATIONS AND SETTLEMENTS (CONTINUED)
Two of the settlement agreements, those with the SEC and the CAGO concerning marketing support payments, provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the participating funds and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the SEC settlement. When approved, disbursements of settlement monies under the SEC's settlement will be made promptly in accordance with the terms and conditions of that order.

OTHER LEGAL PROCEEDINGS
On April 12, 2005, the Attorney General of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia against a number of companies engaged in the mutual fund industry, including Franklin Resources, Inc. and its subsidiary, Franklin Advisers, Inc., and certain other parties alleging violations of the West Virginia Consumer Credit and Protection Act and seeking, among other things, civil penalties and attorneys' fees and costs. To the extent applicable to the Company, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts Administrative Complaint concerning one instance of market timing (the "Administrative Complaint") and the SEC's findings regarding market timing in its August 2, 2004 Order (the "SEC Order"), both of which matters were previously reported.

The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Administrative Complaint and the SEC's findings regarding market timing in the SEC Order. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.








102 |  Annual Report

Franklin Strategic Series

10. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)
The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of the named funds.

The Company and fund management strongly believe that the claims made in each of the lawsuits described above are without merit and intends to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.







                                                             Annual Report | 103

Franklin Strategic Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN STRATEGIC SERIES

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Aggressive Growth Fund, Franklin Flex Cap Growth Fund, Franklin Small Cap Growth Fund II, and Franklin Small-Mid Cap Growth Fund (separate portfolios of Franklin Strategic Series, hereinafter referred to as the "Funds") at April 30, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 10, 2005



104 |  Annual Report

Franklin Strategic Series

TAX DESIGNATION (UNAUDITED)


Under Section 854(b)(2) of the Internal Revenue Code (Code), the Franklin Small-Mid Cap Growth Fund hereby designates up to a maximum of $51,852,470 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2005.

In January 2006, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2005. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.



                                                             Annual Report | 105

Franklin Strategic Series

BOARD MEMBERS AND OFFICERS


The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 FRANK H. ABBOTT, III (84)     Trustee        Since 1991       115                        None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President and Director, Abbott Corporation (an investment company).
------------------------------------------------------------------------------------------------------------------------------------
 HARRIS J. ASHTON (73)         Trustee        Since 1991       143                        Director, Bar-S Foods (meat packing
 One Franklin Parkway                                                                     company).
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
 Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
 S. JOSEPH FORTUNATO (72)      Trustee        Since 1991       144                        None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch
 (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
 EDITH E. HOLIDAY (53)         Trustee        Since 1998       97                         Director, Amerada Hess Corporation
 One Franklin Parkway                                                                     (exploration and refining of oil
 San Mateo, CA 94403-1906                                                                 and gas), H.J. Heinz Company
                                                                                          (processed foods and allied
                                                                                          products), RTI International
                                                                                          Metals, Inc. (manufacture and
                                                                                          distribution of titanium), Canadian
                                                                                          National Railway (railroad), and
                                                                                          White Mountains Insurance Group,
                                                                                          Ltd. (holding company).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
 of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
 and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
 FRANK W.T. LAHAYE (76)        Trustee        Since 1991       117                        Director, The California Center for
 One Franklin Parkway                                                                     Land Recycling (redevelopment).
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------


106 |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 GORDON S. MACKLIN (77)        Trustee        Since 1992       143                        Director, Martek Biosciences
 One Franklin Parkway                                                                     Corporation, MedImmune, Inc.
 San Mateo, CA 94403-1906                                                                 (biotechnology), and Overstock.com
                                                                                          (Internet services); and FORMERLY,
                                                                                          Director, MCI Communication
                                                                                          Corporation (subsequently known as
                                                                                          MCI WorldCom, Inc. and WorldCom,
                                                                                          Inc.) (communications services)
                                                                                          (1988-2002), White Mountains
                                                                                          Insurance Group, Ltd. (holding
                                                                                          company) (1987-2004) and Spacehab,
                                                                                          Inc. (aerospace services)
                                                                                          (1994-2003).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company)
 (2001-2004); Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking)
 (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **HARMON E. BURNS (60)        Trustee and    Trustee since    36                         None
 One Franklin Parkway          Vice President 1993 and Vice
 San Mateo, CA 94403-1906                     President since
                                              1991

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin
 Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 **CHARLES B. JOHNSON (72)     Trustee and    Trustee since    143                        None
 One Franklin Parkway          Chairman of    1991 and
 San Mateo, CA 94403-1906      the Board      Chairman of the
                                              Board since 1993

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
 Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------




                                                             Annual Report | 107

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
                                                LENGTH OF           FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED         BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **RUPERT H. JOHNSON, JR. (64)   Trustee,       Trustee since       127                        None
 One Franklin Parkway            President and  1991, President
 San Mateo, CA 94403-1906        Chief          since 1993 and
                                 Executive      Chief Executive
                                 Officer -      Officer -
                                 Investment     Investment
                                 Management     Management
                                                since 2002


 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and
 officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JAMES M. DAVIS (53)             Chief          Since July 2004     Not Applicable             Not Applicable
 One Franklin Parkway            Compliance
 San Mateo, CA 94403-1906        Officer

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources,
 Inc.; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
 LAURA FERGERSON (43)            Treasurer      Since July 2004     Not Applicable             Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 34 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and
 Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin
 Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
 MARTIN L. FLANAGAN (45)         Vice President Since 1995          Not Applicable             Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin
 Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
 President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.;
 Executive Vice President, Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC;
 Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JIMMY D. GAMBILL (57)           Senior Vice    Since 2002          Not Applicable             Not Applicable
 500 East Broward Blvd.          President and
 Suite 2100                      Chief
 Fort Lauderdale,                Executive
 FL 33394-3091                   Officer -
                                 Finance and
                                 Administration

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------



108 |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 DAVID P. GOSS (58)            Vice President Since 2000       Not Applicable             Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin
 Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief
 Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
 BARBARA J. GREEN (57)         Vice President Since 2000       Not Applicable             Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
 Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
 Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC,
 Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and
 Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management,
 Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S.
 Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court
 (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
 EDWARD B. JAMIESON (56)       Vice President Since 2000       Not Applicable             Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; officer of other subsidiaries of Franklin Resources,
 Inc.; and officer and trustee of five of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 MICHAEL O. MAGDOL (68)        Vice           Since 2002       Not Applicable             Not Applicable
 600 Fifth Avenue              President -
 Rockefeller Center            AML
 New York, NY 10020-2302       Compliance

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, FTI Banque, Arch Chemicals,
 Inc. and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin
 Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 CHRISTOPHER J. MOLUMPHY (43)  Vice President Since 2000       Not Applicable             Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President, Franklin Advisers, Inc.; and officer of six of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------



                                                             Annual Report | 109

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS       POSITION         TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 MURRAY L. SIMPSON (68)       Vice President  Since 2000       Not Applicable             Not Applicable
 One Franklin Parkway         and Secretary
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and
 FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and
 Director, Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------
 GALEN VETTER (53)           Chief Financial  Since 2004       Not Applicable             Not Applicable
 500 East Broward Blvd.      Officer and
 Suite 2100                  Chief
 Fort Lauderdale, FL         Accounting
 33394-3091                  Officer

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services,
 LLC; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
------------------------------------------------------------------------------------------------------------------------------------




*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources Inc. (Resources), which is the parent company of the Trust's adviser and distributor. Harmon E. Burns is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director of Resources. Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.



110 |  Annual Report

Franklin Strategic Series

SHAREHOLDER INFORMATION



BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT

At meetings held February 28, 2005, and April 19, 2005, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment advisory contract for each of the twelve separate funds within the Trust ("Fund(s)"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper Financial Services ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager including management's explanation of differences where relevant, and a three year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report were a memorandum prepared by management describing enhancements to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment advisory contracts for most of the Funds were considered at the same Board meeting, the Trustees dealt with each Fund separately. In approving continuance of the investment advisory contract for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment advisory contract was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the





                                                             Annual Report | 111

Franklin Strategic Series

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

adherence to fair value pricing procedures, established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable third party report on portfolio execution, as well as the compliance procedures and qualifications of the Chief Compliance Officer established in accordance with recently adopted SEC requirements. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of the amount of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties such as Dalbar, and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the contract renewals. The Lipper report prepared for each individual Fund showed its investment performance or that of its Class A shares for those having multiple share classes, in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one year period ending February 28, 2005, and previous periods ending that date of up to ten years depending on when a particular Fund commenced operations. The following summarizes the performance results for each of the Funds and the Board's view of such performance.

FRANKLIN AGGRESSIVE GROWTH FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional multi-cap growth funds as selected by Lipper. The Lipper report comparison showed the Fund's total return for the one year period to be in the first or highest quintile of such performance universe and on an annualized basis to be in the second quintile during the three year period, and the fourth quintile during the five year period. The Fund has not been in operation for a full ten year period. The Board was satisfied with such performance.





112 |  Annual Report

Franklin Strategic Series

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

FRANKLIN FLEX CAP GROWTH FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional multi-cap growth funds as selected by Lipper. The Lipper report showed the Fund's total return to be in the second highest quintile of such performance universe for the one year period. Such report also showed the Fund's total return on an annualized basis to be in the first or highest quintile of the performance universe during the previous three and ten year periods, and in the second highest quintile during the previous five year period. The Board was satisfied with such performance.

FRANKLIN SMALL-MID CAP GROWTH FUND - The performance universe for this Fund consisted of all retail and institutional mid-cap growth funds as selected by Lipper. The Lipper report comparison for the Fund showed its total return during the one year period was in the second highest quintile of such performance universe. The report also showed the Fund's total return on an annualized basis was in the middle quintile during each of the previous three and five year periods, while being in the second highest quintile for the previous ten year period. The Board was satisfied with the Fund's performance.

FRANKLIN SMALL CAP GROWTH FUND II - The performance universe for this Fund consisted of the Fund and all retail and institutional small cap growth funds as selected by Lipper. The Lipper report comparison for the Fund showed its total return to be in the first or highest quintile of such performance universe during the one year period. The Fund's operations cover a four year period and the report showed its total return on an annualized basis for each of the two, three and four year periods to also be in the second highest quintile of such performance universe. The Board was satisfied with this performance.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under each Lipper report for each Fund. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment advisory contract was similar to those provided by fund managers to other mutual fund groups which would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to the Fund's management fee in comparison with the effective management fee that would have been charged by other Funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for those Funds with multiple share classes. The results of such expense comparisons showed the effective management fee rates and actual total expenses (both including and excluding any 12b-1 fees) for each of the Franklin Flex Cap Growth Fund and Franklin Small-Mid Cap Growth Fund were in the lowest quintile of their respective Lipper expense groups. The effective management fee rate for the Franklin Aggressive Growth Fund was in the first or lowest quintile of its Lipper expense group. Its actual total expense including 12b-1 fees was in the fourth or second highest quintile of such expense





                                                             Annual Report | 113

Franklin Strategic Series

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

group while being in the second lowest quintile if 12b-1 fees were excluded. The Board noted that the actual total expenses of this Fund including 12b-1 fees were less than a twentieth of a percent higher than its expense group median. The effective management fee rate for the Franklin Small Cap Growth Fund II was in the second lowest quintile and its actual total expenses, both including and excluding 12b-1 fees, were in the lowest quintile of its Lipper expense group. While realizing that other factors, such as the Manager's profitability and economies of scale bear on the reasonableness of fees, the Board was satisfied with the management fees and total expenses of each Fund in comparison to its expense group as shown in the Lipper reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity which finances up-front commissions paid to brokers/dealers who sold Fund Class B shares, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that it had engaged on a biennial basis the Fund's independent accountants to perform certain procedures specified by the Board solely for its purpose and use. It was also noted that legal costs and payments incurred by Franklin Templeton in resolving various legal proceedings arising from its U.S. fund operations had not been allocated to the Funds for purposes of determining profitability. Included in the analysis for each Fund were the revenue and related costs broken down separately from the management, underwriting and shareholder services functions provided by the Manager and its affiliates to each Fund, as well as the relative contribution of each Fund to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its corporate affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third party study comparing the profitability of the Manager's parent on an




114 |  Annual Report

Franklin Strategic Series

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon their consideration of all these factors, the Board determined that the level of profits realized by the Manager under its investment advisory contract with each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Trustees noted that in the case of the Funds, economies of scale were shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment advisory contracts for the Funds contained breakpoints which continued to asset levels which far exceeded their asset size at December 31, 2004. In view of such structure and the favorable fee and expense comparisons of these Funds within their respective expense groups, the Board believed that to the extent economies of scale may be realized by the Manager of these Funds and its affiliates, that there was a sharing of benefits with each of these Funds and their shareholders.


PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.



                                                             Annual Report | 115

                       This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4,5
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund

TAX-FREE INCOME 6
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia


INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 9


1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.
2. The fund is only open to existing shareholders and select retirement plans.
3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
5. Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.
6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.
7. Portfolio of insured municipal securities.
8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).
9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.




01/05                                              Not part of the annual report

  [LOGO OMITTED]
FRANKLIN TEMPLETON       One Franklin Parkway
    INVESTMENTS          San Mateo, CA 94403-1906


WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.


ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN STRATEGIC SERIES


INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.



FSS1 A2005 06/05




                                                APRIL 30, 2005
--------------------------------------------------------------------------------


                                                Franklin Biotechnology
                                                Discovery Fund

                                                Franklin Global
                                                Communications Fund

                                                Franklin Global Health Care Fund

                                                Franklin Natural Resources Fund

                                                Franklin Technology Fund

                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  ANNUAL REPORT AND SHAREHOLDER LETTER | SECTOR
--------------------------------------------------------------------------------
                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                                                       FASTER VIA EMAIL?
             FRANKLIN STRATEGIC SERIES                 Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
--------------------------------------------------------------------------------








                                 [LOGO OMITTED]
                               FRANKLIN TEMPLETON
                                   INVESTMENTS
                      FRANKLIN o Templeton o Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE


Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, it offers investors the broadest global reach in the industry with offices in over 25 countries.

MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION

Because our management groups work independently and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.




--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------


                                [GRAPHIC OMITTED]




Not part of the annual report

                     Contents

SHAREHOLDER LETTER ............................      1


ANNUAL REPORT

Economic And Market Overview...................      4

Franklin Biotechnology
Discovery Fund.................................      5

Franklin Global
Communications Fund............................     14

Franklin Global Health
Care Fund......................................     24

Franklin Natural
Resources Fund.................................     32

Franklin Technology Fund.......................     41

Financial Highlights and
Statements of Investments......................     51

Financial Statements...........................     81

Notes to Financial Statements..................     90

Report of Independent
Registered Public
Accounting Firm................................    104

Tax Designation ...............................    105

Board Members and
Officers.......................................    106

Shareholder Information........................    111

--------------------------------------------------------------------------------

Annual Report

Economic and Market Overview

During the 12 months ended April 30, 2005, domestic economic expansion showed staying power across most industries, sectors and regions. Gross domestic product (GDP) rose at an annualized 3.8% rate in fourth quarter 2004 and an annualized 3.5% in first quarter 2005, benefiting from greater business investment, sizable inventory buildup and consumer spending. Although booming demand for imported goods and materials fueled the trade gap, U.S. dollar depreciation supported manufacturing activity and made U.S. exports more competitive in the global market.

The labor market firmed as employment increased and the unemployment rate dropped from 5.5% to 5.2% during the reporting period.1 Hiring rebounded in many industries, bolstered by healthy business spending and solid business confidence. High energy prices cooled consumer sentiment. Although core retail sales generally held strong, they weakened toward period-end. Oil prices hit a new high of $57.27 on April 1 before declining to $49.72 on April 30.2

The Federal Reserve Board raised the federal funds target rate from 1.00% to 2.75% and said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability. Inflation remained relatively contained for the 12 months ended April 30, 2005, as measured by the 2.2% rise for the core Consumer Price Index, which excludes volatile food and energy costs. Pricing pressures were somewhat eased by continued competition, globalization and offshoring, as many companies held back in passing along higher commodity and energy costs to consumers.

Despite a generally strong economy and improving corporate fundamentals, investors faced a stock market influenced partly by rising inflation, the fluctuating dollar and interest rate hikes during the period. Corporate profits rebounded and dividend payments surged to a record level, with U.S. companies paying out $181 billion in 2004.3 The pace of initial public offerings (IPOs) remained strong through much of the reporting period, supporting investor confidence. The blue chip stocks of the Dow Jones Industrial Average gained 1.84% for the period under review, while the broader Standard & Poor's 500 Composite Index (S&P 500) rose 6.33%, and the technology-heavy NASDAQ Composite Index increased 0.66%.4



1. Source: Bureau of Labor Statistics.
2. Source: Bloomberg Energy/Commodity Service.
3. Source: Standard & Poor's, "2005 Buybacks Soar to Record Levels, Says S&P," standardandpoors.com, 4/7/05.
4. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The S&P 500 consists of 500 stocks chosen for their market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF APRIL 30, 2005. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT HAVE BEEN OBTAINED FROM SOURCES CONSIDERED RELIABLE.



4 |  Annual Report

Annual Report

Franklin Biotechnology Discovery Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Biotechnology Discovery Fund seeks capital appreciation by investing at least 80% of its net assets in equity securities of biotechnology companies and discovery research firms located in the U.S. and other countries.

--------------------------------------------------------------------------------
PORTFOLIO BREAKDOWN
Franklin Biotechnology Discovery Fund
Based on Total Net Assets as of 4/30/05

[PIE CHART OMITTED]

Biotechnology ................................  85.2%
Other Pharmaceuticals ........................  10.4%
Medial Specialties ...........................   2.1%
Short-Term Investments & Other Net Assets ....   2.3%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------


This annual report for Franklin Biotechnology Discovery Fund covers the fiscal year ended April 30, 2005.


PERFORMANCE OVERVIEW

Franklin Biotechnology Discovery Fund - Class A delivered a -13.54% cumulative total return for the 12 months under review. The Fund outperformed its narrow benchmark, the NASDAQ Biotechnology Index, which returned -17.27% over the same period. The Fund underperformed the broader market, as measured by the Standard & Poor's 500 Composite Index (S&P 500) and NASDAQ Composite Index, which returned 6.33% and 0.66% for the





THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 52.



                                                               Annual Report | 5

12-month period.1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.


INVESTMENT STRATEGY

The Fund is managed using a bottom-up approach to individual stock selection, with a focus on fundamental analysis and primary research. We look for biotechnology, biopharmaceutical and platform technology companies that possess products with favorable competitive profiles, large market opportunities and strong intellectual property, supported by thoughtful clinical and market development strategies. Our assessment of these products is based on extensive primary research and due diligence and includes, but is not limited to, a thorough review of medical literature, consultation of community and academic physicians, and attendance at scientific meetings and symposia. Additionally, we favor companies with excellent management, strong financial characteristics and attractive valuations.


MANAGER'S DISCUSSION

During the year under review, the Fund's biggest absolute contributor to performance was Celgene. Celgene's stock performed well, particularly in the first four months of 2005, due largely to the positive results stemming from two of its phase III drug trials for Revlimid, which is used in the treatment of multiple myeloma. Although Celgene announced good results from, and a regulatory filing based on, its phase II trial concerning myodysplastic syndromes, the more recent phase III results further reduced the uncertainty with respect to Revlimid's path to Federal Drug Administration (FDA) approval.

Relative to the benchmark NASDAQ Biotechnology Index, the Fund's largest contributor to performance was Genentech. Genentech benefited from positive results in several clinical trials that looked at the company's currently marketed oncology products in new ways. Avastin, already FDA-approved for the treatment of colorectal cancer, was also shown to have a cancer benefit elsewhere in the body, specifically in regard to non-small cell lung and breast



1. Source: Standard & Poor's Micropal. The NASDAQ Biotechnology Index is a capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the biotechnology sector. The index was developed with a base value of 200 as of 11/1/93. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes over 3,000 companies. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.



6 |  Annual Report
cancers. Another Genentech product, Herceptin, also demonstrated a survival benefit in the treatment of breast cancer following surgery.

The top performing stock on an absolute return basis and an important contributor to Fund performance was Avanir Pharmaceuticals. Avanir is a small biotechnology company whose lead drug compound is called Neurodex. This drug is used in the treatment of pseudobulbar affect, a secondary condition common to multiple sclerosis (MS), ALS (Lou Gehrig's disease), Alzheimer's disease and traumatic brain injury. The stock advanced strongly on the release of positive data from a second phase III trial, positioning the drug for FDA approval and possible launch within the next 12 to 24 months.

In a difficult year for the biotechnology sector, the Fund had its share of detractors from overall performance. For example, Biogen Idec was the largest detractor from our results on an absolute basis. The stock was negatively impacted by the company's voluntary suspension of MS drug Tysabri sales on February 28, 2005. The suspension followed reports regarding Tysabri's possible connection to two cases of a rare neurological disorder called progressive multifocal leukoencephalopathy (PML). Tysabri was projected to be a very significant product for Biogen Idec due to its apparently superior efficacy profile, better tolerability and improved convenience relative to older MS agents. The removal of Tysabri from analyst projections significantly reduced Biogen Idec's earnings growth potential.

Fund holding Kosan Biosciences also declined following strong performance in the Fund's previous fiscal year. Kosan's stock began to decline in May 2004. Kosan discontinued trials of a drug that targeted colorectal cancer (due to toxicity) and non-small cell lung cancer (due to low efficacy). Although Kosan has one other promising drug in clinical development, the stock declined on downgraded prospects for its lead chemotherapy compound.

NPS Pharmaceuticals shares also struggled this reporting period, largely because of weak data presented on their lead proprietary program, Preos. Preos is being developed for osteoporosis. Results from the phase III trial were announced and showed little differentiation from currently marketed products and foreshadowed Preos's weak commercial potential.



TOP 10 EQUITY HOLDINGS
Franklin Biotechnology Discovery Fund
4/30/05
---------------------------------------
  COMPANY                    % OF TOTAL
  SECTOR/INDUSTRY, COUNTRY   NET ASSETS
---------------------------------------
  Amgen Inc.                     8.0%
   BIOTECHNOLOGY, U.S.
---------------------------------------
  Genentech Inc.                 6.7%
   BIOTECHNOLOGY, U.S.
---------------------------------------
  Genzyme Corp.                  5.7%
   BIOTECHNOLOGY, U.S.
---------------------------------------
  Gilead Sciences Inc.           5.7%
   BIOTECHNOLOGY, U.S.
---------------------------------------
  Biogen Idec Inc.               5.6%
   BIOTECHNOLOGY, U.S.
---------------------------------------
  Celgene Corp.                  4.0%
   BIOTECHNOLOGY, U.S.
---------------------------------------
  Protein Design Labs Inc.       3.2%
   BIOTECHNOLOGY, U.S.
---------------------------------------
  Medicines Co.                  2.8%
   BIOTECHNOLOGY, U.S.
---------------------------------------
  Sepracor Inc.                  2.7%
   OTHER PHARMACEUTICALS, U.S.
---------------------------------------
  MedImmune Inc.                 2.5%
   BIOTECHNOLOGY, U.S.
---------------------------------------



                                                               Annual Report | 7

We appreciate your participation in Franklin Biotechnology Discovery Fund and look forward to serving your future investment needs.


[PHOTO OF EVAN MCCULLOCH OMITTED]

/S/Evan McCulloch

Evan McCulloch, CFA
Portfolio Manager
Franklin Biotechnology Discovery Fund




THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.



8 |  Annual Report

Performance Summary as of 4/30/05

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.



PRICE INFORMATION

-----------------------------------------------------------------------------------------------------
  CLASS A (SYMBOL: FBDIX)                               CHANGE           4/30/05          4/30/04
-----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$7.21            $46.05           $53.26



PERFORMANCE 1

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE. CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE THE MAXIMUM SALES CHARGE.

-----------------------------------------------------------------------------------------------------
  CLASS A                                               1-YEAR           5-YEAR   INCEPTION (9/15/97)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                            -13.54%           -23.60%          +88.67%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                        -18.51%            -6.36%           +7.84%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4                         $8,149            $7,201          $17,779
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05) 5                   -17.48%            -9.56%           +7.67%
-----------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.




                                                               Annual Report | 9

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes any current maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (9/15/97-4/30/05)
[LINE GRAPH OMITTED]

                 Franklin Biotechnology                                        NASDAQ
                 Discovery Fund                      S&P 500 6                 Biotechnology Index 6
9/15/97          $9,423                              $10,000                   $10,000
9/30/97          $10,019                             $10,274                   $10,501
10/31/97         $9,668                              $9,931                    $9,868
11/30/97         $9,514                              $10,390                   $9,621
12/31/97         $8,774                              $10,569                   $9,305
1/31/98          $9,121                              $10,685                   $9,273
2/28/98          $9,665                              $11,456                   $9,668
3/31/98          $9,514                              $12,042                   $10,391
4/30/98          $10,156                             $12,163                   $10,157
5/31/98          $9,843                              $11,954                   $9,802
6/30/98          $8,932                              $12,439                   $9,738
7/31/98          $8,592                              $12,307                   $10,033
8/31/98          $6,678                              $10,530                   $7,828
9/30/98          $7,988                              $11,204                   $9,777
10/31/98         $8,660                              $12,115                   $10,594
11/30/98         $9,189                              $12,849                   $10,961
12/31/98         $9,715                              $13,589                   $13,425
1/31/99          $10,195                             $14,157                   $14,798
2/28/99          $9,365                              $13,717                   $13,931
3/31/99          $9,200                              $14,265                   $15,297
4/30/99          $8,992                              $14,818                   $13,955
5/31/99          $9,061                              $14,468                   $15,029
6/30/99          $9,957                              $15,271                   $15,571
7/31/99          $11,053                             $14,795                   $17,584
8/31/99          $12,064                             $14,721                   $19,290
9/30/99          $11,918                             $14,318                   $18,094
10/31/99         $12,148                             $15,224                   $18,401
11/30/99         $13,728                             $15,533                   $20,782
12/31/99         $19,227                             $16,448                   $27,070
1/31/00          $23,031                             $15,621                   $31,184
2/29/00          $35,831                             $15,326                   $45,321
3/31/00          $27,186                             $16,824                   $33,652
4/30/00          $23,270                             $16,318                   $29,249
5/31/00          $22,165                             $15,984                   $28,431
6/30/00          $31,095                             $16,379                   $37,353
7/31/00          $28,981                             $16,123                   $34,490
8/31/00          $34,969                             $17,124                   $41,841
9/30/00          $35,739                             $16,220                   $40,374
10/31/00         $32,238                             $16,151                   $37,089
11/30/00         $26,578                             $14,879                   $32,198
12/31/00         $28,183                             $14,952                   $33,294
1/31/01          $26,091                             $15,482                   $32,008
2/28/01          $23,767                             $14,071                   $29,543
3/31/01          $19,122                             $13,180                   $23,533
4/30/01          $22,307                             $14,204                   $27,996
5/31/01          $23,246                             $14,299                   $30,321
6/30/01          $24,338                             $13,951                   $31,110
7/31/01          $21,006                             $13,814                   $26,680
8/31/01          $21,327                             $12,950                   $26,955
9/30/01          $18,543                             $11,904                   $22,800
10/31/01         $20,694                             $12,131                   $26,515
11/30/01         $22,060                             $13,061                   $29,048
12/31/01         $22,412                             $13,176                   $27,899
1/31/02          $19,782                             $12,984                   $23,946
2/28/02          $18,728                             $12,733                   $22,875
3/31/02          $19,145                             $13,212                   $23,726
4/30/02          $16,493                             $12,412                   $19,996
5/31/02          $15,269                             $12,321                   $17,803
6/30/02          $13,528                             $11,443                   $15,658
7/31/02          $13,424                             $10,551                   $15,759
8/31/02          $12,783                             $10,621                   $15,021
9/30/02          $12,212                             $9,467                    $14,273
10/31/02         $13,080                             $10,300                   $15,701
11/30/02         $14,030                             $10,905                   $17,127
12/31/02         $12,891                             $10,265                   $15,253
1/31/03          $12,571                             $9,997                    $14,924
2/28/03          $12,435                             $9,846                    $14,717
3/31/03          $13,184                             $9,941                    $15,723
4/30/03          $14,381                             $10,760                   $17,625
5/31/03          $16,489                             $11,327                   $20,964
6/30/03          $16,107                             $11,471                   $20,635
7/31/03          $17,451                             $11,674                   $22,495
8/31/03          $17,462                             $11,901                   $22,743
9/30/03          $17,366                             $11,775                   $22,118
10/31/03         $17,466                             $12,441                   $21,958
11/30/03         $17,674                             $12,550                   $21,346
12/31/03         $18,505                             $13,208                   $22,230
1/31/04          $19,246                             $13,450                   $23,783
2/29/04          $19,682                             $13,637                   $23,941
3/31/04          $19,937                             $13,431                   $23,887
4/30/04          $20,562                             $13,221                   $23,999
5/31/04          $20,435                             $13,402                   $23,414
6/30/04          $20,080                             $13,662                   $23,311
7/31/04          $18,423                             $13,210                   $21,094
8/31/04          $19,060                             $13,263                   $21,235
9/30/04          $19,856                             $13,407                   $21,936
10/31/04         $19,242                             $13,612                   $21,341
11/30/04         $19,535                             $14,162                   $22,080
12/31/04         $20,717                             $14,644                   $23,593
1/31/05          $19,439                             $14,287                   $22,265
2/28/05          $18,080                             $14,587                   $21,311
3/31/05          $17,454                             $14,329                   $19,972
4/30/05          $17,779                             $14,058                   $19,854


AVERAGE ANNUAL TOTAL RETURN
---------------------------------------
  CLASS A                     4/30/05
---------------------------------------
  1-Year                      -18.51%
---------------------------------------
  5-Year                       -6.36%
---------------------------------------
  Since Inception (9/15/97)    +7.84%
---------------------------------------





10 |  Annual Report

ENDNOTES


INVESTING IN A NONDIVERSIFIED FUND CONCENTRATING IN THE BIOTECHNOLOGY SECTOR INVOLVES SPECIAL RISKS SUCH AS PATENT CONSIDERATIONS, PRODUCT LIABILITY, GOVERNMENT REGULATORY REQUIREMENTS AND REGULATORY APPROVAL FOR NEW DRUGS AND MEDICAL PRODUCTS. BIOTECHNOLOGY COMPANIES ARE OFTEN SMALL AND/OR RELATIVELY NEW. SMALLER COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGES IN ECONOMIC CONDITIONS AND HAVE LESS CERTAIN GROWTH PROSPECTS THAN LARGER, MORE ESTABLISHED COMPANIES AND CAN BE VOLATILE, ESPECIALLY OVER THE SHORT TERM. THE FUND MAY ALSO INVEST IN FOREIGN COMPANIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.


1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current maximum sales charge.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current maximum sales charge.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 includes reinvested dividends and is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Biotechnology Index is a capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the biotechnology sector. The index was developed with a base value of 200 as of 11/1/93. Prior to 10/1/98, the index's returns are based on price appreciation; after 10/1/98, returns include reinvested dividends.



                                                              Annual Report | 11

Your Fund's Expenses

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND


As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.


ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.
   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.


HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.








12 |  Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------
                                        BEGINNING ACCOUNT    ENDING ACCOUNT    EXPENSES PAID DURING
  CLASS A                                 VALUE 10/31/04      VALUE 4/30/05  PERIOD* 10/31/04-4/30/05
------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $  924.00                $5.92
------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,018.65                $6.21
------------------------------------------------------------------------------------------------------


*Expenses are equal to the annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.




                                                              Annual Report | 13

Franklin Global Communications Fund


YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Global Communications Fund seeks capital appreciation and current dividend and interest income, without undue risk, by investing at least 80% of its net assets in equity securities of companies that are involved in the development, manufacture or sale of communications services and communications equipment.





GEOGRAPHIC DISTRIBUTION
Franklin Global Communications Fund
Based on Total Net Assets as of 4/30/05

[BAR CHART OMITTED]

North America                                  71.4%
Europe                                         12.5%
Latin America                                  10.0%
Australia & New Zealand                         2.3%
Asia                                            1.3%
Middle East & Africa                            0.9%
Short-Term Investments & Other Net Assets       1.6%






This annual report for Franklin Global Communications Fund covers the fiscal year ended April 30, 2005.


PERFORMANCE OVERVIEW

Franklin Global Communications Fund - Class A delivered a +4.32% cumulative total return for the 12 months under review. The Fund underperformed its benchmark, the Standard & Poor's 500 Composite Index (S&P 500), which returned 6.33% for the same period.1 Because the Fund invests in only a few of the index's sectors, performance of the Fund and the S&P 500 are not directly comparable. The Fund also underperformed the Lipper Telecommunications Funds Objective Average's 8.86% return for the same 12-month period.2 You can find the Fund's long-term performance data in the Performance Summary beginning on page 18.


INVESTMENT STRATEGY

We use a fundamental, research-driven approach, focusing primarily on individual securities to choose companies we believe are positioned to grow earnings and cash flow at a faster pace than is implied by the security's current valuation. We consider a company's market price relative to our evaluation of its long-term earnings, asset value and cash flow potential. The quality of the


--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------


1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
2. Source: Lipper Inc. The Lipper Telecommunications Funds Objective Average is calculated by averaging the total return of all funds within the Lipper Telecommunications Funds classification in the Lipper Open-End underlying fund universe for the period indicated. Lipper Telecommunications Funds are defined as funds that invest at least 65% of their assets in the equity securities of domestic and foreign companies engaged in the development, manufacture or sale of telecommunications services or equipment. For the 12 months ended 4/30/05, the Lipper Telecommunications Funds Objective Average consisted of 31 funds. Lipper calculations do not include sales charges. Fund performance relative to the average may have differed if these or other factors had been considered. The average includes reinvestment of any income or distributions. One cannot invest directly in the average, nor is the average representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 58.



14 |  Annual Report
management team and the company's strategic position within its industry are also major considerations in our investment process. We also consider investment themes that we believe may have possible effects on the communications sector and individual companies.


MANAGER'S DISCUSSION

During the year under review, many of the Fund's positions in domestic and global wireless telecommunications companies benefited from upward trends in cellular and wireless data devices. Consequently, portfolio holdings from these industries provided the best contribution to our overall results. Several factors drove the overall trends. Wireless access in less developed countries with low wireless service penetration rates, or number of users, grew more rapidly than many industry analysts had expected. Many of these nascent markets continue to hold the potential for strong wireless growth. Relative global economic stability, combined with the rollout of prepaid wireless plans, also fueled the industry's growth. Lastly, consolidation within the U.S. market was a big theme during the year, as evidenced by such mergers and acquisitions as Sprint with Nextel. According to our analysis, such corporate actions could improve the industry's competitive landscape. Some of the Fund's top performers are outlined below.

NII Holdings is the Nextel wireless service provider operating in Mexico, Brazil, Argentina and Peru. We bought the stock because we felt the company had an attractive stock valuation and tremendous growth opportunities in its primary markets. NII's subscriber base grew faster than expected, translating into strong profitability. Recently the company acquired spectrum (the range of frequencies used by radio, TV, wireless, satellite and other technologies) that will allow Nextel's push-to-talk service (centering on a new wireless telephone handset which functions like a walkie-talkie) to be offered nationwide in Mexico.

America Movil is the dominant wireless service provider in Mexico and operates wireless service businesses in Brazil, Argentina, Peru, Colombia, Ecuador, Guatemala and El Salvador. These countries' markets had relatively low wireless penetration rates that experienced rapid growth driven by stabilized economies and the introduction of prepaid wireless plans. Wireless is a cost-effective solution for telecommunications services in these countries.

Research In Motion provides wireless handheld email devices and services under its popular Blackberry brand, and is the dominant provider in a rapidly growing domestic and international market. Consistent with our strategy, we



PORTFOLIO BREAKDOWN
Franklin Global Communications Fund
Based on Total Net Assets as of 4/30/05

[BAR CHART OMITTED]

Major Telecommunications                       21.3%
Wireless Communications                        19.9%
Broadcasting                                   13.4%
Telecommunications Equipment                   11.1%
Specialty Telecommunications                    7.7%
Media Conglomerates                             7.5%
Internet Software & Services                    7.4%
Cable & Satellite TV                            2.5%
Miscellaneous Commercial Services               2.2%
Computer Perihpherals                           1.2%
Computer Communications                         1.1%
Semiconductors                                  1.0%
Other                                           2.1%
Short-Term Investments & Other Net Assets       1.6%


                                                              Annual Report | 15

TOP 10 EQUITY HOLDINGS
Franklin Global Comamunications Fund
4/30/05

----------------------------------------------------
  COMPANY                                % OF TOTAL
  SECTOR/INDUSTRY, COUNTRY               NET ASSETS
----------------------------------------------------
  America Movil SA de CV, L, ADR               5.6%
   WIRELESS COMMUNICATIONS, MEXICO
----------------------------------------------------
  Sprint Corp.                                 4.6%
   MAJOR TELECOMMUNICATIONS, U.S.
----------------------------------------------------
  Nokia Corp., ADR                             4.3%
   TELECOMMUNICATION EQUIPMENT, FINLAND
----------------------------------------------------
  Grupo Televisa SA, ADR                       3.7%
   BROADCASTING, MEXICO
----------------------------------------------------
  Alltel Corp.                                 3.2%
   MAJOR TELECOMMUNICATIONS, U.S.
----------------------------------------------------
  Telus Corp.                                  3.1%
   MAJOR TELECOMMUNICATIONS, CANADA
----------------------------------------------------
  BellSouth Corp.                              2.7%
   MAJOR TELECOMMUNICATIONS, U.S.
----------------------------------------------------
  Viacom Inc., B                               2.6%
   MEDIA CONGLOMERATES, U.S.
----------------------------------------------------
  Rogers Communications Inc., B                2.5%
   WIRELESS COMMUNICATIONS, CANADA
----------------------------------------------------
  Univision Communications Inc., A             2.5%
   BROADCASTING, U.S.
----------------------------------------------------


added to our stake due to the company's leading market position and what we believed were strong prospects for future growth.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar increases compared with a foreign currency, an investment traded in that foreign currency will decrease in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended April 30, 2005, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund's performance was positively affected by the portion of the portfolio's investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

There were also some detractors to our overall results. One industry that experienced particularly weak performance this fiscal year was radio broadcasting. The industry's growth has slowed as advertisers are increasingly looking to mediums such as the Internet and outdoor advertising to satisfy their marketing needs. Additionally, competition for listeners grew during the year, underscored by the emergence of satellite radio and personal media players (such as iPods), both of which are direct competition for listeners' time.

Shares of Clear Channel Communications, the largest U.S. radio broadcaster, underperformed this reporting period, reflecting the declining value of radio station licenses as listeners defected to satellite radio and MP3 players like the iPod. We sold our Clear Channel shares during the Fund's fiscal year.

Westwood One, whose share price fell this fiscal year, supplies radio and television stations with information services and programming. The company provides traffic reporting services, as well as production and distribution of national news, sports, talk and music programs. Westwood One obtains the commercial airtime it sells to advertisers from radio and television affiliates in exchange for the programming it provides to them.

Our investment in Radio One declined in value for the year under review. This radio broadcasting company owns and/or operates 69 radio stations in 22 markets, and its primary demographic is the African-American audience. Together with an affiliate of Comcast, Radio One launched TV One, an African-American targeted cable network. Despite its decline this fiscal year, we continued to own Radio One at period-end because we find the company's stock valuation compelling given what we consider the future growth prospects for its radio and cable TV assets.



16 |  Annual Report

We appreciate your participation in Franklin Global Communications Fund and look forward to serving your future investment needs.

[PHOTO OF GRANT BOWERS OMITTED]

/S/Grant Bowers

Grant Bowers
Portfolio Manager
Franklin Global Communications Fund




THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 17

Performance Summary as of 4/30/05

FRANKLIN GLOBAL COMMUNICATIONS FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------------
  CLASS A (SYMBOL: FRGUX)                                CHANGE           4/30/05          4/30/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                  +$0.31             $7.94            $7.63
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (5/1/04-4/30/05)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0213
---------------------------------------------------------------------------------------------------
  CLASS B (SYMBOL: N/A)                                  CHANGE           4/30/05          4/30/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                  +$0.26             $7.59            $7.33
---------------------------------------------------------------------------------------------------
  CLASS C (SYMBOL: FRUTX)                                CHANGE           4/30/05          4/30/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                  +$0.26             $7.60            $7.34
---------------------------------------------------------------------------------------------------




18 |  Annual Report

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

------------------------------------------------------------------------------------------------------
  CLASS A                                                1-YEAR          5-YEAR           10-YEAR
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              +4.32%         -54.99%           +24.09%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                          -1.74%         -15.76%            +1.58%
------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                          $9,826          $4,242           $11,692
------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05) 4                     -3.16%         -17.15%            +2.25%
------------------------------------------------------------------------------------------------------
  CLASS B                                                1-YEAR          5-YEAR    INCEPTION (1/1/99)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              +3.69%         -56.59%           -36.01%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                          -0.31%         -15.67%            -6.81%
------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                          $9,969          $4,265            $6,399
------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05) 4                     -1.93%         -17.06%            -6.30%
------------------------------------------------------------------------------------------------------
  CLASS C                               1-YEAR           5-YEAR         10-YEAR    INCEPTION (5/1/95)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1             +3.54%          -56.65%         +15.94%           +15.94%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2         +2.54%          -15.39%          +1.49%            +1.49%
------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3        $10,254           $4,335         $11,594           $11,594
------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05) 4    +0.93%          -16.79%             N/A            +1.91%
------------------------------------------------------------------------------------------------------


PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



                                                              Annual Report | 19

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.



AVERAGE ANNUAL TOTAL RETURN
---------------------------------------
  CLASS A                     4/30/05
---------------------------------------
  1-Year                       -1.74%
---------------------------------------
  5-Year                      -15.76%
---------------------------------------
  10-Year                      +1.58%
---------------------------------------



CLASS A (5/1/95-4/30/05)

[LINE GRAPH OMITTED]

                 Franklin Global
                 Communications Fund                 S&P 500 5
5/1/95           $9,422                              $10,000
5/31/95          $9,954                              $10,399
6/30/95          $9,906                              $10,640
7/31/95          $10,104                             $10,993
8/31/95          $9,977                              $11,020
9/30/95          $10,452                             $11,485
10/31/95         $10,467                             $11,444
11/30/95         $10,815                             $11,946
12/31/95         $11,225                             $12,176
1/31/96          $11,436                             $12,590
2/29/96          $11,452                             $12,707
3/31/96          $11,428                             $12,829
4/30/96          $11,615                             $13,018
5/31/96          $11,843                             $13,354
6/30/96          $12,046                             $13,404
7/31/96          $11,559                             $12,813
8/31/96          $11,906                             $13,083
9/30/96          $12,063                             $13,819
10/31/96         $12,368                             $14,200
11/30/96         $12,839                             $15,272
12/31/96         $12,910                             $14,970
1/31/97          $13,572                             $15,905
2/28/97          $13,508                             $16,029
3/31/97          $13,018                             $15,372
4/30/97          $13,118                             $16,289
5/31/97          $14,098                             $17,280
6/30/97          $14,614                             $18,054
7/31/97          $15,056                             $19,489
8/31/97          $14,366                             $18,398
9/30/97          $15,351                             $19,405
10/31/97         $14,716                             $18,758
11/30/97         $15,452                             $19,626
12/31/97         $16,390                             $19,962
1/31/98          $16,204                             $20,183
2/28/98          $17,042                             $21,638
3/31/98          $18,295                             $22,745
4/30/98          $17,974                             $22,974
5/31/98          $17,270                             $22,579
6/30/98          $17,808                             $23,496
7/31/98          $17,516                             $23,246
8/31/98          $14,878                             $19,889
9/30/98          $15,504                             $21,163
10/31/98         $16,067                             $22,883
11/30/98         $16,484                             $24,269
12/31/98         $17,452                             $25,667
1/31/99          $17,452                             $26,740
2/28/99          $16,780                             $25,909
3/31/99          $17,286                             $26,945
4/30/99          $18,697                             $27,988
5/31/99          $18,906                             $27,329
6/30/99          $19,900                             $28,844
7/31/99          $19,911                             $27,945
8/31/99          $19,620                             $27,806
9/30/99          $19,687                             $27,045
10/31/99         $21,555                             $28,756
11/30/99         $23,334                             $29,340
12/31/99         $26,456                             $31,067
1/31/00          $26,521                             $29,506
2/29/00          $29,316                             $28,949
3/31/00          $29,368                             $31,779
4/30/00          $25,975                             $30,823
5/31/00          $24,155                             $30,192
6/30/00          $26,417                             $30,937
7/31/00          $24,675                             $30,453
8/31/00          $26,027                             $32,344
9/30/00          $23,973                             $30,637
10/31/00         $22,868                             $30,507
11/30/00         $18,110                             $28,103
12/31/00         $17,877                             $28,241
1/31/01          $20,301                             $29,243
2/28/01          $16,070                             $26,578
3/31/01          $13,999                             $24,895
4/30/01          $15,718                             $26,828
5/31/01          $15,160                             $27,008
6/30/01          $14,601                             $26,351
7/31/01          $14,205                             $26,092
8/31/01          $12,868                             $24,460
9/30/01          $11,649                             $22,485
10/31/01         $11,575                             $22,914
11/30/01         $12,369                             $24,671
12/31/01         $12,545                             $24,887
1/31/02          $11,502                             $24,524
2/28/02          $10,694                             $24,051
3/31/02          $10,988                             $24,956
4/30/02          $10,062                             $23,444
5/31/02          $10,048                             $23,271
6/30/02          $8,990                              $21,614
7/31/02          $8,153                              $19,930
8/31/02          $8,123                              $20,060
9/30/02          $7,345                              $17,882
10/31/02         $8,270                              $19,455
11/30/02         $8,917                              $20,599
12/31/02         $8,226                              $19,389
1/31/03          $8,211                              $18,882
2/28/03          $7,903                              $18,598
3/31/03          $7,888                              $18,777
4/30/03          $8,696                              $20,325
5/31/03          $9,475                              $21,394
6/30/03          $9,622                              $21,668
7/31/03          $9,857                              $22,050
8/31/03          $10,195                             $22,479
9/30/03          $10,106                             $22,241
10/31/03         $10,767                             $23,499
11/30/03         $11,017                             $23,705
12/31/03         $11,429                             $24,947
1/31/04          $11,928                             $25,405
2/29/04          $12,207                             $25,758
3/31/04          $11,840                             $25,370
4/30/04          $11,208                             $24,972
5/31/04          $11,311                             $25,314
6/30/04          $11,531                             $25,806
7/31/04          $10,870                             $24,952
8/31/04          $10,679                             $25,052
9/30/04          $11,340                             $25,323
10/31/04         $12,222                             $25,710
11/30/04         $12,662                             $26,750
12/31/04         $13,003                             $27,660
1/31/05          $12,487                             $26,986
2/28/05          $12,546                             $27,553
3/31/05          $12,163                             $27,066
4/30/05          $11,692                             $26,553


AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  CLASS B                     4/30/05
--------------------------------------
  1-Year                       -0.31%
--------------------------------------
  5-Year                      -15.67%
--------------------------------------
  Since Inception (1/1/99)     -6.81%
--------------------------------------



CLASS B (1/1/99-4/30/05)

[LINE GRAPH OMITTED]

                 Franklin Global
                 Communications Fund                 S&P 500 5
1/1/99           $10,000                             $10,000
1/31/99          $9,994                              $10,418
2/28/99          $9,602                              $10,094
3/31/99          $9,886                              $10,498
4/30/99          $10,682                             $10,905
5/31/99          $10,802                             $10,647
6/30/99          $11,355                             $11,238
7/31/99          $11,355                             $10,887
8/31/99          $11,182                             $10,834
9/30/99          $11,214                             $10,537
10/31/99         $12,271                             $11,203
11/30/99         $13,277                             $11,431
12/31/99         $15,044                             $12,104
1/31/00          $15,074                             $11,496
2/29/00          $16,646                             $11,279
3/31/00          $16,668                             $12,381
4/30/00          $14,739                             $12,009
5/31/00          $13,704                             $11,763
6/30/00          $14,970                             $12,053
7/31/00          $13,972                             $11,865
8/31/00          $14,731                             $12,601
9/30/00          $13,562                             $11,936
10/31/00         $12,929                             $11,886
11/30/00         $10,233                             $10,949
12/31/00         $10,100                             $11,003
1/31/01          $11,457                             $11,393
2/28/01          $9,063                              $10,355
3/31/01          $7,883                              $9,699
4/30/01          $8,852                              $10,453
5/31/01          $8,523                              $10,523
6/30/01          $8,211                              $10,267
7/31/01          $7,984                              $10,166
8/31/01          $7,225                              $9,530
9/30/01          $6,534                              $8,760
10/31/01         $6,492                              $8,927
11/30/01         $6,930                              $9,612
12/31/01         $7,031                              $9,696
1/31/02          $6,441                              $9,555
2/28/02          $5,986                              $9,371
3/31/02          $6,146                              $9,723
4/30/02          $5,623                              $9,134
5/31/02          $5,615                              $9,067
6/30/02          $5,025                              $8,421
7/31/02          $4,553                              $7,765
8/31/02          $4,527                              $7,816
9/30/02          $4,089                              $6,967
10/31/02         $4,603                              $7,580
11/30/02         $4,957                              $8,025
12/31/02         $4,569                              $7,554
1/31/03          $4,561                              $7,357
2/28/03          $4,392                              $7,246
3/31/03          $4,384                              $7,316
4/30/03          $4,831                              $7,919
5/31/03          $5,261                              $8,335
6/30/03          $5,337                              $8,442
7/31/03          $5,463                              $8,591
8/31/03          $5,649                              $8,758
9/30/03          $5,590                              $8,665
10/31/03         $5,952                              $9,155
11/30/03         $6,087                              $9,236
12/31/03         $6,306                              $9,720
1/31/04          $6,584                              $9,898
2/29/04          $6,728                              $10,036
3/31/04          $6,525                              $9,884
4/30/04          $6,171                              $9,729
5/31/04          $6,230                              $9,863
6/30/04          $6,340                              $10,054
7/31/04          $5,977                              $9,722
8/31/04          $5,868                              $9,761
9/30/04          $6,222                              $9,866
10/31/04         $6,711                              $10,017
11/30/04         $6,947                              $10,422
12/31/04         $7,124                              $10,777
1/31/05          $6,846                              $10,514
2/28/05          $6,871                              $10,735
3/31/05          $6,660                              $10,545
4/30/05          $6,399                              $10,345



20 |  Annual Report

CLASS C (5/1/95-4/30/05)

[LINE GRAPH OMITTED]

                 Franklin Global
                 Communications Fund                 S&P 500 5
5/1/95           $10,000                             $10,000
5/31/95          $10,608                             $10,399
6/30/95          $10,552                             $10,640
7/31/95          $10,745                             $10,993
8/31/95          $10,611                             $11,020
9/30/95          $11,099                             $11,485
10/31/95         $11,116                             $11,444
11/30/95         $11,470                             $11,946
12/31/95         $11,941                             $12,176
1/31/96          $12,149                             $12,590
2/29/96          $12,157                             $12,707
3/31/96          $12,123                             $12,829
4/30/96          $12,313                             $13,018
5/31/96          $12,546                             $13,354
6/30/96          $12,752                             $13,404
7/31/96          $12,236                             $12,813
8/31/96          $12,595                             $13,083
9/30/96          $12,744                             $13,819
10/31/96         $13,059                             $14,200
11/30/96         $13,541                             $15,272
12/31/96         $13,613                             $14,970
1/31/97          $14,295                             $15,905
2/28/97          $14,227                             $16,029
3/31/97          $13,699                             $15,372
4/30/97          $13,795                             $16,289
5/31/97          $14,823                             $17,280
6/30/97          $15,371                             $18,054
7/31/97          $15,817                             $19,489
8/31/97          $15,089                             $18,398
9/30/97          $16,108                             $19,405
10/31/97         $15,429                             $18,758
11/30/97         $16,196                             $19,626
12/31/97         $17,167                             $19,962
1/31/98          $16,971                             $20,183
2/28/98          $17,832                             $21,638
3/31/98          $19,139                             $22,745
4/30/98          $18,790                             $22,974
5/31/98          $18,039                             $22,579
6/30/98          $18,584                             $23,496
7/31/98          $18,267                             $23,246
8/31/98          $15,509                             $19,889
9/30/98          $16,155                             $21,163
10/31/98         $16,724                             $22,883
11/30/98         $17,151                             $24,269
12/31/98         $18,157                             $25,667
1/31/99          $18,134                             $26,740
2/28/99          $17,420                             $25,909
3/31/99          $17,939                             $26,945
4/30/99          $19,389                             $27,988
5/31/99          $19,608                             $27,329
6/30/99          $20,608                             $28,844
7/31/99          $20,608                             $27,945
8/31/99          $20,304                             $27,806
9/30/99          $20,351                             $27,045
10/31/99         $22,275                             $28,756
11/30/99         $24,106                             $29,340
12/31/99         $27,311                             $31,067
1/31/00          $27,365                             $29,506
2/29/00          $30,217                             $28,949
3/31/00          $30,257                             $31,779
4/30/00          $26,744                             $30,823
5/31/00          $24,838                             $30,192
6/30/00          $27,163                             $30,937
7/31/00          $25,352                             $30,453
8/31/00          $26,730                             $32,344
9/30/00          $24,609                             $30,637
10/31/00         $23,460                             $30,507
11/30/00         $18,568                             $28,103
12/31/00         $18,307                             $28,241
1/31/01          $20,778                             $29,243
2/28/01          $16,445                             $26,578
3/31/01          $14,310                             $24,895
4/30/01          $16,064                             $26,828
5/31/01          $15,469                             $27,008
6/30/01          $14,905                             $26,351
7/31/01          $14,477                             $26,092
8/31/01          $13,120                             $24,460
9/30/01          $11,869                             $22,485
10/31/01         $11,777                             $22,914
11/30/01         $12,586                             $24,671
12/31/01         $12,769                             $24,887
1/31/02          $11,686                             $24,524
2/28/02          $10,862                             $24,051
3/31/02          $11,152                             $24,956
4/30/02          $10,206                             $23,444
5/31/02          $10,191                             $23,271
6/30/02          $9,108                              $21,614
7/31/02          $8,253                              $19,930
8/31/02          $8,207                              $20,060
9/30/02          $7,429                              $17,882
10/31/02         $8,360                              $19,455
11/30/02         $9,001                              $20,599
12/31/02         $8,299                              $19,389
1/31/03          $8,284                              $18,882
2/28/03          $7,963                              $18,598
3/31/03          $7,948                              $18,777
4/30/03          $8,757                              $20,325
5/31/03          $9,535                              $21,394
6/30/03          $9,672                              $21,668
7/31/03          $9,901                              $22,050
8/31/03          $10,236                             $22,479
9/30/03          $10,145                             $22,241
10/31/03         $10,786                             $23,499
11/30/03         $11,030                             $23,705
12/31/03         $11,442                             $24,947
1/31/04          $11,945                             $25,405
2/29/04          $12,204                             $25,758
3/31/04          $11,838                             $25,370
4/30/04          $11,198                             $24,972
5/31/04          $11,289                             $25,314
6/30/04          $11,503                             $25,806
7/31/04          $10,831                             $24,952
8/31/04          $10,648                             $25,052
9/30/04          $11,289                             $25,323
10/31/04         $12,174                             $25,710
11/30/04         $12,586                             $26,750
12/31/04         $12,921                             $27,660
1/31/05          $12,403                             $26,986
2/28/05          $12,448                             $27,553
3/31/05          $12,067                             $27,066
4/30/05          $11,594                             $26,553


AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  CLASS C                     4/30/05
--------------------------------------
  1-Year                       +2.54%
--------------------------------------
  5-Year                      -15.39%
--------------------------------------
  10-Year                      +1.49%
--------------------------------------



ENDNOTES


INVESTING IN A NONDIVERSIFIED, GLOBAL FUND CONCENTRATING IN A SINGLE INDUSTRY INVOLVES SPECIAL RISKS SUCH AS EXPOSURE TO CURRENCY FLUCTUATION AND INCREASED SUSCEPTIBILITY TO ECONOMIC, POLITICAL AND REGULATORY DEVELOPMENTS. INVESTING IN DEVELOPING MARKETS INVOLVES HEIGHTENED RISKS RELATED TO THE SAME FACTORS. BY FOCUSING ON COMMUNICATIONS COMPANIES, THE FUND CARRIES GREATER RISK OF ADVERSE DEVELOPMENTS AFFECTING THOSE COMPANIES THAN A MORE BROADLY INVESTED FUND. THE FUND'S PORTFOLIO INCLUDES INVESTMENTS IN TECHNOLOGY, WHICH HAS BEEN AMONG THE MARKET'S MOST VOLATILE SECTORS. SMALLER OR RELATIVELY NEW COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGING ECONOMIC CONDITIONS, AND THEIR PROSPECTS FOR GROWTH ARE LESS CERTAIN THAN LARGER COMPANIES. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.



                                                              Annual Report | 21

Your Fund's Expenses

FRANKLIN GLOBAL COMMUNICATIONS FUND


As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.


ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.
   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.


HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.










22 |  Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------
                                        BEGINNING ACCOUNT    ENDING ACCOUNT    EXPENSES PAID DURING
  CLASS A                                 VALUE 10/31/04      VALUE 4/30/05  PERIOD* 10/31/04-4/30/05
------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $  956.70               $ 6.74
------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,017.90               $ 6.95
------------------------------------------------------------------------------------------------------
  CLASS B
------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $  953.50               $10.27
------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,014.28               $10.59
------------------------------------------------------------------------------------------------------
  CLASS C
------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $  952.40               $10.31
------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,014.23               $10.64
------------------------------------------------------------------------------------------------------


*Expenses are equal to the annualized expense ratio for each class (A: 1.39%; B:
2.12%; and C: 2.13%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.




                                                              Annual Report | 23

Franklin Global Health Care Fund


YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Global Health Care Fund seeks capital appreciation by investing at least 80% of its net assets in equity securities of health care companies located throughout the world.





GEOGRAPHIC DISTRIBUTION
Franklin Global Health Care Fund
Based on Total Net Assets as of 4/30/05

[BAR CHART OMITTED]

U.S.                                           81.0%
Switzerland                                     7.0%
U.K.                                            2.5%
Germany                                         2.3%
France                                          1.0%
Canada                                          0.7%
Brazil                                          0.6%
Short-Term Investments & Other Net Assets       4.9%






This annual report for Franklin Global Health Care Fund covers the fiscal year ended April 30, 2005.


PERFORMANCE OVERVIEW

Franklin Global Health Care Fund - Class A delivered a +2.52% cumulative total return for the 12 months under review. The Fund outperformed its narrow benchmark, the S&P 500 Health Care Index, which returned 1.92%, but underperformed its broader benchmark the Standard & Poor's 500 Composite Index (S&P 500), which returned 6.33% for the same period.1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 27.


INVESTMENT STRATEGY

We use a fundamental, research-driven approach, focusing primarily on individual securities to choose companies we believe are positioned for rapid revenue, earnings or asset growth. We look for companies with competitive advantages such as a proprietary technology, economies of scale or captive customers, and strong management. We use bottom-up analysis to derive an intrinsic value for the security, which we compare to the market price to help us assess whether there is potential for meaningful capital appreciation.


MANAGER'S DISCUSSION

When compared with the benchmark S&P 500 Health Care Index (Index), the Fund remained underweighted in the major pharmaceuticals industry during the fiscal year. This positioning, combined with our individual stock selections



--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------


1. Source: Standard & Poor's Micropal. The S&P 500 Health Care Index is a subsector of the Industrial Sector of the S&P 500. It includes all the companies in the health care industry that are in the S&P 500. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 64.



24 |  Annual Report
within the industry, contributed favorably to Fund returns relative to the Index. Our holdings of several European stocks not included in the benchmark Index, such as Roche, Merck KGaA and Sanofi-Aventis, also contributed positively to our overall results. In the U.S., our underweighted positions in Pfizer and Eli Lilly benefited relative performance as their steep losses hurt the Fund less than the Index. Conversely, our relatively small position in Johnson & Johnson, which performed well, did not benefit the Fund as much as the Index.

Our continued overweighted position relative to the Index in services to the health industry also aided the Fund, as this group produced the strongest performance within the Index. Among health services companies, our shares of hospital operator Community Health Systems and dialysis clinic operator DaVita rose 48.5% and 38.1% since we bought them, contributing significantly to the Fund's overall results. On the other hand, an underweighting of managed health care companies, in particular having no shares of UnitedHealth Group, was a drag on the Fund's relative performance because the industry produced strong financial results throughout the fiscal year.

An overweighted position in other pharmaceuticals stocks and individual stock selection in the biotechnology industry detracted from the Fund's performance relative to the Index. Within other pharmaceuticals, AtheroGenics, Forest Laboratories and Ligand Pharmaceuticals (sold by year-end) each struggled due to company-specific challenges. Many of our biotechnology stocks fell in tandem with the industry, where there were few positive performers during this fiscal year. In contrast, we saw value in, and purchased depressed shares of, biotechnology company Invitrogen after it posted disappointing operating results; Invitrogen then rebounded with a positive return of 43.2% through April 30, 2005, helping offset some of our losses in the industry. Similarly, we held on to our position in Celgene through a bout of relatively flat performance before its share price rallied to a 46.9% gain for the year under review.

Stock selection within the medical specialties industry also helped relative performance. In particular, laboratory instrument manufacturer Beckman Coulter and medical filter manufacturer Pall had strong years. We eventually sold Pall at a profit by fiscal year-end. However, our decision to hold drug delivery system developer Nektar Therapeutics, which is not in the Index, and our lack of ownership of diversified medical product manufacturer C.R. Bard had a considerable negative impact on our performance relative to the Index within this industry.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar increases compared





PORTFOLIO BREAKDOWN
Franklin Global Health Care Fund
Based on Total Net Assets as of 4/30/05

[BAR CHART OMITTED]

Major Pharmaceuticals                          21.3%
Medical Specialties                            15.5%
Managed Health Care                            12.3%
Biotechnology                                  11.8%
Services to the Health Industry                 6.8%
Other Pharmaceuticals                           5.2%
Hospital & Nursing Management                   4.7%
Medical & Nursing Services                      2.8%
Generic Pharmaceuticals                         2.5%
Medical Distributors                            1.3%
Other                                           3.2%
Short-Term Investments & Other Net Assets       4.9%



                                                              Annual Report | 25
with a foreign currency, an investment traded in that foreign currency will decrease in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended April 30, 2005, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund's performance was positively affected by the portion of the portfolio's investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

We appreciate your participation in Franklin Global Health Care Fund and look forward to serving your future investment needs.



[PHOTO OF MATTHEW WILLEY OMITTED]

/S/Matthew Willey

Matthew Willey, CFA
Portfolio Manager
Franklin Global Health Care Fund




THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.



TOP 10 EQUITY HOLDINGS
Franklin Global Health Care Fund
4/30/05

-----------------------------------------------------
  COMPANY                                 % OF TOTAL
  SECTOR/INDUSTRY, COUNTRY                NET ASSETS
-----------------------------------------------------
  Wyeth                                         5.9%
   MAJOR PHARMACEUTICALS, U.S.
-----------------------------------------------------
  Johnson & Johnson                             5.2%
   MAJOR PHARMACEUTICALS, U.S.
-----------------------------------------------------
  Pfizer Inc.                                   5.1%
   MAJOR PHARMACEUTICALS, U.S.
-----------------------------------------------------
  Roche Holding AG                              4.0%
   MAJOR PHARMACEUTICALS, SWITZERLAND
-----------------------------------------------------
  Wellpoint Inc.                                3.8%
   MANAGED HEALTH CARE, U.S.
-----------------------------------------------------
  Amgen Inc.                                    3.5%
   BIOTECHNOLOGY, U.S.
-----------------------------------------------------
  Pharmaceutical Product Development Inc.       3.2%
   SERVICES TO THE HEALTH INDUSTRY, U.S.
-----------------------------------------------------
  Novartis AG                                   3.0%
   MAJOR PHARMACEUTICALS, SWITZERLAND
-----------------------------------------------------
  Baxter International Inc.                     2.4%
   MEDICAL SPECIALTIES, U.S.
-----------------------------------------------------
  Merck KGaA                                    2.3%
   MAJOR PHARMACEUTICALS, GERMANY
-----------------------------------------------------


--------------------------------------------------------------------------------
MATTHEW WILLEY assumed portfolio management responsibility for Franklin Global Health Care Fund in April 2005. He is also an equity research analyst for Franklin Advisers, Inc. specializing in the health care services sector.

Before joining Franklin Templeton Investments in 2002, Mr. Willey worked as an equity research analyst at Credit Suisse First Boston. He earned a B.A. in economics from Princeton University and an M.B.A. from Columbia University. Mr. Willey is a Chartered Financial Analyst (CFA) Charterholder and a member of the Security Analysts of San Francisco.
--------------------------------------------------------------------------------



26 |  Annual Report

Performance Summary as of 4/30/05

FRANKLIN GLOBAL HEALTH CARE FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.



PRICE INFORMATION

--------------------------------------------------------------------------------------------------
  CLASS A (SYMBOL: FKGHX)                               CHANGE           4/30/05          4/30/04
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.50            $20.36           $19.86
--------------------------------------------------------------------------------------------------
  CLASS B (SYMBOL: FGHBX)                               CHANGE           4/30/05          4/30/04
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.34            $19.44           $19.10
--------------------------------------------------------------------------------------------------
  CLASS C (SYMBOL: FGIIX)                                CHANGE           4/30/05          4/30/04
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                +$0.32            $19.24           $18.92
--------------------------------------------------------------------------------------------------



PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

-------------------------------------------------------------------------------------------------------
  CLASS A                                                1-YEAR          5-YEAR           10-YEAR
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              +2.52%         +10.81%          +133.28%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                          -3.37%          +0.87%            +8.20%
-------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                          $9,663         $10,443           $21,984
-------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05) 4                     -3.11%          +0.49%            +7.65%
-------------------------------------------------------------------------------------------------------
  CLASS B                                               1-YEAR           5-YEAR    INCEPTION (1/1/99)
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              +1.78%          +6.75%           +26.38%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                          -2.22%          +0.95%            +3.77%
-------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                          $9,778         $10,482           $12,638
-------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05) 4                     -1.89%          +0.57%            +3.77%
-------------------------------------------------------------------------------------------------------
  CLASS C                                               1-YEAR           5-YEAR    INCEPTION (9/3/96)
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              +1.69%          +6.66%           +33.52%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                          +0.69%          +1.30%            +3.40%
-------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $10,069         $10,666           $13,352
-------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05) 4                     +1.02%          +0.92%            +3.39%
-------------------------------------------------------------------------------------------------------




PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



                                                              Annual Report | 27

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (5/1/95-4/30/05)

[LINE GRAPH OMITTED]

Date             Franklin Global Health Care Fund    S&P 500 5                 S&P 500 Health Care Index 5
5/1/95           $9,424                              $10,000                   $10,000
5/31/95          $9,704                              $10,399                   $10,259
6/30/95          $10,018                             $10,640                   $10,698
7/31/95          $10,946                             $10,993                   $11,214
8/31/95          $11,559                             $11,020                   $11,197
9/30/95          $12,239                             $11,485                   $12,179
10/31/95         $12,173                             $11,444                   $12,523
11/30/95         $12,778                             $11,946                   $13,142
12/31/95         $13,983                             $12,176                   $13,838
1/31/96          $15,016                             $12,590                   $14,615
2/29/96          $15,755                             $12,707                   $14,388
3/31/96          $16,334                             $12,829                   $14,388
4/30/96          $17,216                             $13,018                   $14,128
5/31/96          $17,492                             $13,354                   $14,711
6/30/96          $16,646                             $13,404                   $14,985
7/31/96          $14,363                             $12,813                   $14,274
8/31/96          $15,487                             $13,083                   $14,802
9/30/96          $16,726                             $13,819                   $16,014
10/31/96         $15,344                             $14,200                   $16,155
11/30/96         $15,701                             $15,272                   $17,508
12/31/96         $16,286                             $14,970                   $16,748
1/31/97          $16,815                             $15,905                   $18,568
2/28/97          $16,815                             $16,029                   $18,835
3/31/97          $15,365                             $15,372                   $17,558
4/30/97          $14,690                             $16,289                   $19,012
5/31/97          $16,432                             $17,280                   $20,169
6/30/97          $17,836                             $18,054                   $22,046
7/31/97          $18,347                             $19,489                   $22,491
8/31/97          $18,192                             $18,398                   $20,703
9/30/97          $20,180                             $19,405                   $21,893
10/31/97         $18,985                             $18,758                   $22,114
11/30/97         $18,274                             $19,626                   $23,082
12/31/97         $17,947                             $19,962                   $24,074
1/31/98          $17,928                             $20,183                   $25,741
2/28/98          $18,358                             $21,638                   $27,160
3/31/98          $18,963                             $22,745                   $28,145
4/30/98          $18,836                             $22,974                   $28,813
5/31/98          $17,693                             $22,579                   $28,244
6/30/98          $17,361                             $23,496                   $30,299
7/31/98          $16,286                             $23,246                   $30,428
8/31/98          $12,632                             $19,889                   $27,017
9/30/98          $14,284                             $21,163                   $30,202
10/31/98         $14,782                             $22,883                   $31,268
11/30/98         $15,700                             $24,269                   $33,189
12/31/98         $16,594                             $25,667                   $34,637
1/31/99          $16,721                             $26,740                   $34,516
2/28/99          $14,814                             $25,909                   $34,841
3/31/99          $14,550                             $26,945                   $35,672
4/30/99          $13,572                             $27,988                   $33,288
5/31/99          $13,572                             $27,329                   $32,341
6/30/99          $14,315                             $28,844                   $33,832
7/31/99          $14,491                             $27,945                   $31,958
8/31/99          $14,276                             $27,806                   $33,043
9/30/99          $13,699                             $27,045                   $30,374
10/31/99         $13,963                             $28,756                   $33,725
11/30/99         $15,010                             $29,340                   $33,963
12/31/99         $16,467                             $31,067                   $30,943
1/31/00          $17,747                             $29,506                   $32,783
2/29/00          $21,991                             $28,949                   $29,383
3/31/00          $20,133                             $31,779                   $30,992
4/30/00          $19,840                             $30,823                   $33,458
5/31/00          $20,818                             $30,192                   $35,324
6/30/00          $24,182                             $30,937                   $38,262
7/31/00          $23,331                             $30,453                   $36,116
8/31/00          $27,037                             $32,344                   $36,365
9/30/00          $28,484                             $30,637                   $38,170
10/31/00         $27,526                             $30,507                   $39,572
11/30/00         $26,030                             $28,103                   $41,256
12/31/00         $27,873                             $28,241                   $42,410
1/31/01          $26,085                             $29,243                   $38,948
2/28/01          $25,119                             $26,578                   $39,043
3/31/01          $22,261                             $24,895                   $36,142
4/30/01          $24,204                             $26,828                   $37,131
5/31/01          $24,931                             $27,008                   $37,587
6/30/01          $25,929                             $26,351                   $35,839
7/31/01          $24,734                             $26,092                   $37,766
8/31/01          $24,412                             $24,460                   $36,431
9/30/01          $22,832                             $22,485                   $36,960
10/31/01         $22,915                             $22,914                   $36,782
11/30/01         $23,632                             $24,671                   $38,568
12/31/01         $24,393                             $24,887                   $37,343
1/31/02          $23,238                             $24,524                   $36,992
2/28/02          $21,895                             $24,051                   $37,138
3/31/02          $22,769                             $24,956                   $37,214
4/30/02          $21,655                             $23,444                   $34,911
5/31/02          $20,604                             $23,271                   $34,246
6/30/02          $18,584                             $21,614                   $31,102
7/31/02          $17,189                             $19,930                   $30,463
8/31/02          $17,189                             $20,060                   $30,839
9/30/02          $16,366                             $17,882                   $28,858
10/31/02         $16,231                             $19,455                   $30,590
11/30/02         $16,856                             $20,599                   $31,416
12/31/02         $16,002                             $19,389                   $30,314
1/31/03          $15,711                             $18,882                   $30,199
2/28/03          $15,290                             $18,598                   $29,654
3/31/03          $15,862                             $18,777                   $30,675
4/30/03          $16,769                             $20,325                   $31,747
5/31/03          $17,978                             $21,394                   $32,345
6/30/03          $18,723                             $21,668                   $33,739
7/31/03          $18,939                             $22,050                   $33,255
8/31/03          $18,659                             $22,479                   $32,037
9/30/03          $18,875                             $22,241                   $32,162
10/31/03         $19,091                             $23,499                   $32,401
11/30/03         $19,598                             $23,705                   $32,941
12/31/03         $20,635                             $24,947                   $34,879
1/31/04          $21,207                             $25,405                   $35,838
2/29/04          $21,553                             $25,758                   $36,157
3/31/04          $21,304                             $25,370                   $34,686
4/30/04          $21,445                             $24,972                   $35,761
5/31/04          $21,617                             $25,314                   $35,711
6/30/04          $21,650                             $25,806                   $35,625
7/31/04          $20,192                             $24,952                   $33,707
8/31/04          $20,203                             $25,052                   $34,310
9/30/04          $20,462                             $25,323                   $33,706
10/31/04         $20,419                             $25,710                   $32,969
11/30/04         $21,250                             $26,750                   $33,548
12/31/04         $22,719                             $27,660                   $35,463
1/31/05          $21,866                             $26,986                   $34,342
2/28/05          $22,265                             $27,553                   $35,417
3/31/05          $21,898                             $27,066                   $35,250
4/30/05          $21,984                             $26,553                   $36,447



AVERAGE ANNUAL TOTAL RETURN
---------------------------------------
  CLASS A                     4/30/05
---------------------------------------
  1-Year                       -3.37%
---------------------------------------
  5-Year                       +0.87%
---------------------------------------
  10-Year                      +8.20%
---------------------------------------



CLASS B (1/1/99-4/30/05)

[LINE GRAPH OMITTED]

Date             Franklin Global Health Care Fund    S&P 500 5                 S&P 500 Healthcare Index 5
1/1/99           $10,000                             $10,000                   $10,000
1/31/99          $10,059                             $10,418                   $9,965
2/28/99          $8,910                              $10,094                   $10,059
3/31/99          $8,745                              $10,498                   $10,299
4/30/99          $8,156                              $10,905                   $9,611
5/31/99          $8,150                              $10,647                   $9,337
6/30/99          $8,592                              $11,238                   $9,768
7/31/99          $8,692                              $10,887                   $9,226
8/31/99          $8,556                              $10,834                   $9,540
9/30/99          $8,209                              $10,537                   $8,769
10/31/99         $8,362                              $11,203                   $9,736
11/30/99         $8,975                              $11,431                   $9,805
12/31/99         $9,847                              $12,104                   $8,934
1/31/00          $10,607                             $11,496                   $9,465
2/29/00          $13,129                             $11,279                   $8,483
3/31/00          $12,021                             $12,381                   $8,948
4/30/00          $11,839                             $12,009                   $9,660
5/31/00          $12,416                             $11,763                   $10,198
6/30/00          $14,414                             $12,053                   $11,046
7/31/00          $13,889                             $11,865                   $10,427
8/31/00          $16,081                             $12,601                   $10,499
9/30/00          $16,930                             $11,936                   $11,020
10/31/00         $16,352                             $11,886                   $11,425
11/30/00         $15,457                             $10,949                   $11,911
12/31/00         $16,544                             $11,003                   $12,244
1/31/01          $15,469                             $11,393                   $11,244
2/28/01          $14,888                             $10,355                   $11,272
3/31/01          $13,188                             $9,699                    $10,434
4/30/01          $14,332                             $10,453                   $10,720
5/31/01          $14,750                             $10,523                   $10,851
6/30/01          $15,332                             $10,267                   $10,347
7/31/01          $14,613                             $10,166                   $10,903
8/31/01          $14,419                             $9,530                    $10,518
9/30/01          $13,475                             $8,760                    $10,671
10/31/01         $13,513                             $8,927                    $10,619
11/30/01         $13,925                             $9,612                    $11,135
12/31/01         $14,371                             $9,696                    $10,781
1/31/02          $13,682                             $9,555                    $10,680
2/28/02          $12,880                             $9,371                    $10,722
3/31/02          $13,387                             $9,723                    $10,744
4/30/02          $12,724                             $9,134                    $10,079
5/31/02          $12,098                             $9,067                    $9,887
6/30/02          $10,908                             $8,421                    $8,979
7/31/02          $10,075                             $7,765                    $8,795
8/31/02          $10,075                             $7,816                    $8,903
9/30/02          $9,587                              $6,967                    $8,331
10/31/02         $9,505                              $7,580                    $8,831
11/30/02         $9,862                              $8,025                    $9,070
12/31/02         $9,355                              $7,554                    $8,752
1/31/03          $9,180                              $7,357                    $8,719
2/28/03          $8,926                              $7,246                    $8,561
3/31/03          $9,258                              $7,316                    $8,856
4/30/03          $9,784                              $7,919                    $9,165
5/31/03          $10,480                             $8,335                    $9,338
6/30/03          $10,909                             $8,442                    $9,741
7/31/03          $11,026                             $8,591                    $9,601
8/31/03          $10,857                             $8,758                    $9,249
9/30/03          $10,974                             $8,665                    $9,285
10/31/03         $11,097                             $9,155                    $9,354
11/30/03         $11,383                             $9,236                    $9,510
12/31/03         $11,975                             $9,720                    $10,070
1/31/04          $12,300                             $9,898                    $10,347
2/29/04          $12,495                             $10,036                   $10,439
3/31/04          $12,339                             $9,884                    $10,014
4/30/04          $12,417                             $9,729                    $10,324
5/31/04          $12,508                             $9,863                    $10,310
6/30/04          $12,521                             $10,054                   $10,285
7/31/04          $11,669                             $9,722                    $9,731
8/31/04          $11,669                             $9,761                    $9,905
9/30/04          $11,812                             $9,866                    $9,731
10/31/04         $11,773                             $10,017                   $9,518
11/30/04         $12,248                             $10,422                   $9,685
12/31/04         $13,087                             $10,777                   $10,238
1/31/05          $12,593                             $10,514                   $9,915
2/28/05          $12,814                             $10,735                   $10,225
3/31/05          $12,599                             $10,545                   $10,177
4/30/05          $12,638                             $10,345                   $10,522


AVERAGE ANNUAL TOTAL RETURN
---------------------------------------
  CLASS B                     4/30/05
---------------------------------------
  1-Year                       -2.22%
---------------------------------------
  5-Year                       +0.95%
---------------------------------------
  Since Inception (1/1/99)     +3.77%
---------------------------------------



28 |  Annual Report

CLASS C (9/3/96-4/30/05)

[LINE GRAPH OMITTED]

Date             Franklin Global Health Care Fund    S&P 500 5                 S&P 500 Health Care Index  5
9/3/96           $10,000                             $10,000                   $10,000
9/30/96          $10,831                             $10,562                   $10,819
10/31/96         $9,925                              $10,854                   $10,914
11/30/96         $10,144                             $11,673                   $11,828
12/31/96         $10,525                             $11,442                   $11,315
1/31/97          $10,855                             $12,156                   $12,544
2/28/97          $10,849                             $12,252                   $12,725
3/31/97          $9,912                              $11,749                   $11,862
4/30/97          $9,475                              $12,450                   $12,844
5/31/97          $10,584                             $13,208                   $13,626
6/30/97          $11,486                             $13,799                   $14,894
7/31/97          $11,804                             $14,896                   $15,195
8/31/97          $11,698                             $14,062                   $13,986
9/30/97          $12,972                             $14,832                   $14,791
10/31/97         $12,187                             $14,337                   $14,940
11/30/97         $11,722                             $15,001                   $15,594
12/31/97         $11,507                             $15,258                   $16,264
1/31/98          $11,489                             $15,427                   $17,390
2/28/98          $11,753                             $16,539                   $18,349
3/31/98          $12,136                             $17,385                   $19,014
4/30/98          $12,054                             $17,560                   $19,466
5/31/98          $11,312                             $17,258                   $19,081
6/30/98          $11,099                             $17,959                   $20,469
7/31/98          $10,407                             $17,768                   $20,557
8/31/98          $8,061                              $15,202                   $18,252
9/30/98          $9,112                              $16,176                   $20,404
10/31/98         $9,420                              $17,490                   $21,124
11/30/98         $9,998                              $18,550                   $22,422
12/31/98         $10,567                             $19,618                   $23,400
1/31/99          $10,643                             $20,438                   $23,319
2/28/99          $9,422                              $19,803                   $23,538
3/31/99          $9,252                              $20,595                   $24,099
4/30/99          $8,629                              $21,393                   $22,489
5/31/99          $8,622                              $20,888                   $21,849
6/30/99          $9,094                              $22,046                   $22,857
7/31/99          $9,201                              $21,359                   $21,590
8/31/99          $9,050                              $21,253                   $22,323
9/30/99          $8,685                              $20,671                   $20,520
10/31/99         $8,843                              $21,979                   $22,784
11/30/99         $9,497                              $22,426                   $22,945
12/31/99         $10,416                             $23,746                   $20,905
1/31/00          $11,222                             $22,553                   $22,148
2/29/00          $13,890                             $22,126                   $19,851
3/31/00          $12,713                             $24,290                   $20,938
4/30/00          $12,518                             $23,559                   $22,604
5/31/00          $13,129                             $23,077                   $23,864
6/30/00          $15,243                             $23,646                   $25,849
7/31/00          $14,689                             $23,277                   $24,399
8/31/00          $17,018                             $24,722                   $24,567
9/30/00          $17,912                             $23,417                   $25,787
10/31/00         $17,301                             $23,317                   $26,734
11/30/00         $16,351                             $21,480                   $27,872
12/31/00         $17,495                             $21,586                   $28,651
1/31/01          $16,361                             $22,351                   $26,313
2/28/01          $15,747                             $20,314                   $26,376
3/31/01          $13,946                             $19,028                   $24,417
4/30/01          $15,153                             $20,506                   $25,085
5/31/01          $15,600                             $20,643                   $25,393
6/30/01          $16,214                             $20,141                   $24,212
7/31/01          $15,454                             $19,943                   $25,514
8/31/01          $15,247                             $18,696                   $24,612
9/30/01          $14,253                             $17,186                   $24,970
10/31/01         $14,293                             $17,514                   $24,849
11/30/01         $14,733                             $18,857                   $26,056
12/31/01         $15,202                             $19,022                   $25,228
1/31/02          $14,473                             $18,745                   $24,991
2/28/02          $13,625                             $18,383                   $25,090
3/31/02          $14,159                             $19,075                   $25,141
4/30/02          $13,458                             $17,919                   $23,585
5/31/02          $12,796                             $17,787                   $23,136
6/30/02          $11,533                             $16,521                   $21,012
7/31/02          $10,658                             $15,233                   $20,580
8/31/02          $10,658                             $15,333                   $20,834
9/30/02          $10,137                             $13,668                   $19,496
10/31/02         $10,050                             $14,870                   $20,666
11/30/02         $10,431                             $15,744                   $21,224
12/31/02         $9,896                              $14,820                   $20,480
1/31/03          $9,709                              $14,432                   $20,402
2/28/03          $9,438                              $14,215                   $20,034
3/31/03          $9,785                              $14,352                   $20,723
4/30/03          $10,340                             $15,535                   $21,447
5/31/03          $11,076                             $16,352                   $21,852
6/30/03          $11,534                             $16,561                   $22,794
7/31/03          $11,659                             $16,854                   $22,466
8/31/03          $11,478                             $17,182                   $21,644
9/30/03          $11,603                             $17,000                   $21,728
10/31/03         $11,728                             $17,961                   $21,889
11/30/03         $12,041                             $18,119                   $22,255
12/31/03         $12,658                             $19,068                   $23,563
1/31/04          $13,005                             $19,418                   $24,211
2/29/04          $13,213                             $19,688                   $24,427
3/31/04          $13,047                             $19,391                   $23,433
4/30/04          $13,130                             $19,087                   $24,159
5/31/04          $13,227                             $19,348                   $24,126
6/30/04          $13,234                             $19,724                   $24,068
7/31/04          $12,339                             $19,072                   $22,772
8/31/04          $12,339                             $19,148                   $23,179
9/30/04          $12,485                             $19,356                   $22,771
10/31/04         $12,450                             $19,651                   $22,274
11/30/04         $12,950                             $20,446                   $22,664
12/31/04         $13,838                             $21,142                   $23,958
1/31/05          $13,311                             $20,626                   $23,201
2/28/05          $13,540                             $21,060                   $23,927
3/31/05          $13,311                             $20,688                   $23,814
4/30/05          $13,352                             $20,295                   $24,623


AVERAGE ANNUAL TOTAL RETURN
---------------------------------------
  CLASS C                     4/30/05
---------------------------------------
  1-Year                       +0.69%
---------------------------------------
  5-Year                       +1.30%
---------------------------------------
  Since Inception (9/3/96)     +3.40%
---------------------------------------



ENDNOTES


INVESTING IN A NONDIVERSIFIED, GLOBAL FUND CONCENTRATING IN THE HEALTH CARE SECTOR INVOLVES SPECIAL RISKS SUCH AS EXPOSURE TO CURRENCY FLUCTUATION, AND INCREASED SUSCEPTIBILITY TO ECONOMIC, POLITICAL AND REGULATORY DEVELOPMENTS. THE FUND INVESTS IN BIOTECHNOLOGY COMPANIES, WHICH ARE OFTEN SMALL OR RELATIVELY NEW, AND IN THE TECHNOLOGY SECTOR, WHICH HAS BEEN ONE OF THE MARKET'S MOST VOLATILE SECTORS. SMALLER-COMPANY STOCKS CAN ALSO INVOLVE SPECIAL RISKS ASSOCIATED WITH SMALLER REVENUES AND MARKET SHARE, AND MORE LIMITED PRODUCT LINES, AND CAN BE VOLATILE, ESPECIALLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The S&P 500 Health Care Index is a subsector of the Industrial Sector of the S&P 500. It includes all the companies in the health care industry that are in the S&P 500.



                                                              Annual Report | 29

Your Fund's Expenses

FRANKLIN GLOBAL HEALTH CARE FUND


As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.


ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.
   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.


HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.










30 |  Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                        BEGINNING ACCOUNT    ENDING ACCOUNT    EXPENSES PAID DURING
  CLASS A                                 VALUE 10/31/04      VALUE 4/30/05  PERIOD* 10/31/04-4/30/05
-------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $1,076.70               $ 6.49
-------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,018.55               $ 6.31
-------------------------------------------------------------------------------------------------------
  CLASS B
-------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $1,073.40               $10.33
-------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,014.83               $10.04
-------------------------------------------------------------------------------------------------------
  CLASS C
-------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $1,072.50               $10.38
-------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,014.78               $10.09
-------------------------------------------------------------------------------------------------------


*Expenses are equal to the annualized expense ratio for each class (A: 1.26%; B:
2.01%; and C: 2.02%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.




                                                              Annual Report | 31

Franklin Natural Resources Fund


YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Natural Resources Fund seeks capital appreciation by investing at least 80% of its net assets in equity and debt securities of companies that own, produce, refine, process, transport or market natural resources, as well as those that provide related services for natural resources companies.


--------------------------------------------------------------------------------
PORTFOLIO BREAKDOWN
Franklin Natural Resources Fund
Based on Total Net Assets as of 4/30/05

[PIE CHART OMITTED]

Energy Minerals ......................................    45.6%
Industrial Services ..................................    24.9%
Process Industries ...................................    13.9%
Non-Energy Minerals ..................................     8.3%
Transportation .......................................     1.4%
Producer Manufacturing ...............................     1.1%
Short-Term Investments & Other Net Assets ............     4.8%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------



We are pleased to bring you Franklin Natural Resources Fund's annual report covering the fiscal year ended April 30, 2005.


PERFORMANCE OVERVIEW

Franklin Natural Resources Fund - Class A delivered a +29.36% cumulative total return for the 12 months under review. The Fund outperformed its benchmarks, the Goldman Sachs Natural Resource Index and Standard & Poor's 500 Composite Index (S&P 500), which returned 27.61% and 6.33% for the same period.1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 36.



1. Sources: Goldman Sachs; Standard & Poor's Micropal. The Goldman Sachs Natural Resource Index is a capitalization-weighted index that includes companies involved in extractive industries (mining), energy, forestry services, producers of pulp and paper, and owners and operators of timber tracts or plantations. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 69.



32 |  Annual Report

GEOGRAPHIC DISTRIBUTION
Franklin Nautral Resources Fund
Based on Total Net Assets as of 4/30/05

[BAR CHART OMITTED]

North America                                 81.4%
Europe                                         9.9%
Latin America                                  1.8%
Cayman Islands                                 1.5%
Australia                                      0.6%
Short-Term Investments & Other Net Assets      4.8%


INVESTMENT STRATEGY

We use a fundamental, research-driven approach to identify industries in the natural resources sector that we believe offer the strongest underlying attributes including, but not limited to, favorable supply and demand characteristics, barriers to entry, and pricing power. Within those industries, we seek to identify individual companies that appear to offer the best total return potential. The Fund's holdings are typically concentrated in the energy sector, but also include investments in the metals and mining, chemicals, paper and forest products, and other related sectors.


MANAGER'S DISCUSSION

Most natural resource equities posted positive results for the past fiscal year, benefiting the Fund's performance. In most cases, the sector's strength resulted from healthy demand, limited supply growth, rising commodity prices and increased earnings estimates for natural resource companies.

Oil and gas production, in the energy minerals sector, was the Fund's largest industry weighting and biggest contributor to our overall performance. Companies involved in the exploration and production of oil and natural gas benefited primarily from sharply rising oil and natural gas prices. The price of crude oil reached an all-time high on April 1, 2005, largely due to a continuation of rising demand trends and constrained supply. At the same time, a decline in U.S. production, disruptions in the Gulf of Mexico related to Hurricane Ivan and high oil and coal prices led to a rise in the price of natural gas. Additionally, several companies also experienced robust production growth, which helped boost their share prices. For the year ended April 30, 2005, the biggest single contributor to Fund performance in the industry was Occidental Petroleum. The company's stock price rose 49.2% over the Fund's fiscal year as it benefited from higher oil and natural gas prices as well as strategic investments in the petrochemical and refining industries.

The Fund also benefited from the strong performance of Devon Energy (+48.5% for the year) and Talisman Energy (+60.5%), two international exploration and production companies with a North American focus. We initiated several positions in the group, including Kerr-McGee and small capitalization companies Parallel Petroleum and Warren Resources. Consistent with our strategy, we invested in these companies because we believed Kerr-McGee offered upside potential from stronger commodity prices and corporate restructuring at an attractive valuation, while the two smaller companies held significant exploration and development growth potential.



                                                              Annual Report | 33

The Fund's investments in the oilfield services and equipment and integrated oil industries also performed well during the year as related companies benefited from rising prices, revenues and earnings.2 We initiated four positions in the oilfield services and equipment industry during the year, as we believed they could benefit from potential increases in drilling and development spending by oil and natural gas production companies. In line with our investment strategy, we also increased our holdings in the integrated oil industry with the purchase of shares in Brazil's Petroleo Brasileiro (Petrobras) and French company Total, as we believed both held the potential to post above-average production growth and traded at what we found to be a discount to comparable companies on consensus earnings estimates.

Non-energy minerals stocks and several holdings in the process industries sector also contributed to the Fund's positive performance. For example, Australian zinc producer Zinifex appreciated 99.5% over the past year as rising demand and declining inventories led to significant commodity price increases. Similarly, diversified mining company Xstrata rose 55.2% on increased global demand for their base metal and coal products. Most of our precious metals and steel stocks also posted double-digit returns. Gold stocks appreciated due to a weakening U.S. dollar and continued geopolitical uncertainty. During the period, we initiated positions in gold companies Centerra Gold, Gammon Lake Resources and Placer Dome, while selling the Fund's position in African producer AngloGold Ashanti. Steel stocks, on the other hand, benefited from strong global demand -- especially from China -- and limited supply growth. We reduced the Fund's steel holdings partially as a result of the acquisition of International Steel Group by Mittal Steel (announced in October 2004 and closed in April 2005). Several of the Fund's holdings in the agricultural commodities and chemicals industries also performed well, with some posting returns in excess of 50%. For example, agriculture concern Bunge, one of the Fund's largest holdings, appreciated 55.1% as the company continued to experience healthy earnings growth.

Despite the Fund's strong results this year, some of our holdings performed poorly or simply lagged the overall natural resources sector, and detracted from Fund performance. For example, exploration and production company Meridian Resource declined substantially after the company experienced operational delays on some of its wells. Allied Waste performed poorly following a series of missed earnings estimates due to sluggish business conditions and rising cost pressures. We sold this position in early 2005. GrafTech International, a supplier of electrodes to the steel industry, disappointed investors when



TOP 10 EQUITY HOLDINGS
Franklin Natural Resources Fund
4/30/05

-----------------------------------------
  COMPANY                     % OF TOTAL
  SECTOR/INDUSTRY, COUNTRY    NET ASSETS
-----------------------------------------
  ExxonMobil Corp.                  4.9%
   ENERGY MINERALS, U.S.
-----------------------------------------
  BP PLC, ADR                       4.0%
   ENERGY MINERALS, U.K.
-----------------------------------------
  Occidental Petroleum Corp.        3.5%
   ENERGY MINERALS, U.S.
-----------------------------------------
  ChevronTexaco Corp.               3.4%
   ENERGY MINERALS, U.S.
-----------------------------------------
  Total SA, B, ADR                  2.9%
   ENERGY MINERALS, FRANCE
-----------------------------------------
  ConocoPhillips                    2.7%
   ENERGY MINERALS, U.S.
-----------------------------------------
  Bunge Ltd.                        2.4%
   PROCESS INDUSTRIES, U.S.
-----------------------------------------
  Peabody Energy Corp.              2.3%
   ENERGY MINERALS, U.S.
-----------------------------------------
  Dow Chemical Co.                  2.2%
   PROCESS INDUSTRIES, U.S.
-----------------------------------------
  Newfield Exploration Co.          2.2%
   ENERGY MINERALS, U.S.
-----------------------------------------




2. In the SOI, oilfield services and equipment companies are in the industrial services sector, while integrated oil companies are in the energy minerals sector.



34 |  Annual Report
demand and price increases were below expectations. Finally, paper company Bowater suffered from sluggish newsprint demand. We reduced our positions in GrafTech and Bowater during the year.

We appreciate your participation in Franklin Natural Resources Fund and look forward to serving your future investment needs.


[PHOTO OF FREDERICK G. FROMM OMITTED]

/S/Frederick G. Fromm

Frederick G. Fromm, CFA
Portfolio Manager
Franklin Natural Resources Fund




THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.



                                                              Annual Report | 35

Performance Summary as of 4/30/05

FRANKLIN NATURAL RESOURCES FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.



PRICE INFORMATION

--------------------------------------------------------------------------------------------------
  CLASS A (SYMBOL: FRNRX)                               CHANGE           4/30/05          4/30/04
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$5.52            $24.32           $18.80
--------------------------------------------------------------------------------------------------
  ADVISOR CLASS (SYMBOL: FNRAX)                         CHANGE           4/30/05          4/30/04
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$5.82            $25.35           $19.53
--------------------------------------------------------------------------------------------------



PERFORMANCE 1

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

-------------------------------------------------------------------------------------------------------
  CLASS A                                                1-YEAR          5-YEAR    INCEPTION (6/5/95)
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                             +29.36%         +59.77%          +185.61%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                         +21.90%          +8.53%           +10.52%
-------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4                         $12,190         $15,058           $26,919
-------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05) 5                    +29.99%          +9.88%           +11.38%
-------------------------------------------------------------------------------------------------------
  ADVISOR CLASS6                                         1-YEAR          5-YEAR    INCEPTION (6/5/95)
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                             +29.80%         +62.87%          +206.45%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                         +29.80%         +10.25%           +11.97%
-------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4                         $12,980         $16,287           $30,645
-------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05) 5                    +38.33%         +11.61%           +12.86%
-------------------------------------------------------------------------------------------------------




PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



36 |  Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (6/5/95-4/30/05)

[LINE GRAPH OMITTED]

                                                                               Goldman Sachs Natural
Date             Franklin Natural Resources Fund     S&P 500 7                 Resource Index 8
6/5/95           $9,425                              $10,000
6/30/95          $9,538                              $10,193
7/31/95          $9,727                              $10,531
8/31/95          $9,764                              $10,558
9/30/95          $9,698                              $11,003
10/31/95         $9,321                              $10,964
11/30/95         $9,783                              $11,444
12/31/95         $10,436                             $11,665
1/31/96          $10,943                             $12,061
2/29/96          $11,048                             $12,173
3/31/96          $11,737                             $12,291
4/30/96          $12,569                             $12,472
5/31/96          $12,798                             $12,793
6/30/96          $12,796                             $12,842
7/31/96          $11,952                             $12,275
8/31/96          $12,719                             $12,534                   $12,719
9/30/96          $13,170                             $13,239                   $13,055
10/31/96         $13,678                             $13,604                   $13,831
11/30/96         $14,493                             $14,631                   $14,506
12/31/96         $14,574                             $14,341                   $14,403
1/31/97          $14,968                             $15,237                   $15,002
2/28/97          $14,416                             $15,356                   $14,287
3/31/97          $13,796                             $14,727                   $14,642
4/30/97          $13,855                             $15,605                   $14,586
5/31/97          $15,076                             $16,554                   $15,656
6/30/97          $15,231                             $17,295                   $15,902
7/31/97          $15,716                             $18,671                   $17,224
8/31/97          $16,290                             $17,626                   $17,057
9/30/97          $17,497                             $18,590                   $18,157
10/31/97         $16,904                             $17,970                   $17,665
11/30/97         $15,182                             $18,801                   $16,701
12/31/97         $15,108                             $19,124                   $16,525
1/31/98          $14,192                             $19,335                   $15,529
2/28/98          $14,950                             $20,729                   $16,325
3/31/98          $15,688                             $21,790                   $16,918
4/30/98          $16,289                             $22,009                   $17,402
5/31/98          $14,993                             $21,631                   $16,429
6/30/98          $14,073                             $22,509                   $15,864
7/31/98          $12,484                             $22,270                   $14,524
8/31/98          $9,527                              $19,054                   $12,277
9/30/98          $11,318                             $20,274                   $14,372
10/31/98         $12,102                             $21,922                   $14,758
11/30/98         $11,201                             $23,250                   $14,189
12/31/98         $11,176                             $24,589                   $13,915
1/31/99          $10,633                             $25,617                   $12,963
2/28/99          $10,313                             $24,821                   $12,674
3/31/99          $11,878                             $25,814                   $15,035
4/30/99          $14,103                             $26,813                   $17,447
5/31/99          $13,432                             $26,181                   $16,640
6/30/99          $14,387                             $27,633                   $17,402
7/31/99          $14,761                             $26,771                   $17,522
8/31/99          $14,986                             $26,639                   $18,011
9/30/99          $14,633                             $25,909                   $17,318
10/31/99         $13,969                             $27,548                   $16,932
11/30/99         $14,055                             $28,108                   $17,010
12/31/99         $14,922                             $29,763                   $17,409
1/31/00          $14,536                             $28,267                   $16,697
2/29/00          $14,408                             $27,733                   $15,910
3/31/00          $16,966                             $30,444                   $18,152
4/30/00          $16,849                             $29,529                   $17,813
5/31/00          $18,251                             $28,924                   $19,067
6/30/00          $17,887                             $29,637                   $18,098
7/31/00          $16,645                             $29,175                   $17,484
8/31/00          $18,989                             $30,986                   $19,318
9/30/00          $18,968                             $29,350                   $19,144
10/31/00         $17,683                             $29,226                   $18,561
11/30/00         $16,549                             $26,923                   $17,475
12/31/00         $20,117                             $27,055                   $19,875
1/31/01          $19,397                             $28,015                   $19,365
2/28/01          $19,515                             $25,462                   $19,169
3/31/01          $19,483                             $23,850                   $18,580
4/30/01          $20,817                             $25,702                   $20,604
5/31/01          $21,279                             $25,874                   $20,206
6/30/01          $18,805                             $25,245                   $18,254
7/31/01          $18,106                             $24,996                   $18,151
8/31/01          $16,901                             $23,433                   $17,461
9/30/01          $14,910                             $21,541                   $15,720
10/31/01         $15,846                             $21,952                   $16,342
11/30/01         $15,631                             $23,635                   $15,797
12/31/01         $16,758                             $23,842                   $16,514
1/31/02          $16,273                             $23,494                   $16,156
2/28/02          $17,188                             $23,041                   $16,814
3/31/02          $18,633                             $23,908                   $18,037
4/30/02          $18,710                             $22,459                   $17,482
5/31/02          $18,666                             $22,294                   $17,327
6/30/02          $17,784                             $20,707                   $16,654
7/31/02          $14,972                             $19,093                   $14,480
8/31/02          $15,391                             $19,218                   $14,665
9/30/02          $14,476                             $17,131                   $13,238
10/31/02         $14,829                             $18,638                   $13,479
11/30/02         $15,656                             $19,734                   $14,089
12/31/02         $15,880                             $18,575                   $14,148
1/31/03          $15,194                             $18,089                   $13,803
2/28/03          $15,260                             $17,817                   $13,965
3/31/03          $14,895                             $17,989                   $13,834
4/30/03          $15,039                             $19,471                   $13,958
5/31/03          $16,941                             $20,496                   $15,446
6/30/03          $16,819                             $20,758                   $15,458
7/31/03          $16,001                             $21,124                   $15,107
8/31/03          $17,195                             $21,535                   $15,980
9/30/03          $16,808                             $21,307                   $15,705
10/31/03         $17,184                             $22,512                   $16,215
11/30/03         $17,638                             $22,710                   $16,542
12/31/03         $19,846                             $23,900                   $18,604
1/31/04          $19,768                             $24,338                   $18,234
2/29/04          $20,720                             $24,677                   $19,189
3/31/04          $20,909                             $24,304                   $19,175
4/30/04          $20,809                             $23,923                   $18,785
5/31/04          $20,809                             $24,251                   $18,893
6/30/04          $22,259                             $24,722                   $19,956
7/31/04          $22,746                             $23,904                   $20,329
8/31/04          $22,370                             $24,000                   $19,755
9/30/04          $24,395                             $24,260                   $21,845
10/31/04         $24,395                             $24,631                   $21,930
11/30/04         $26,531                             $25,627                   $23,412
12/31/04         $26,044                             $26,499                   $22,812
1/31/05          $26,332                             $25,853                   $23,068
2/28/05          $29,874                             $26,396                   $26,103
3/31/05          $28,834                             $25,929                   $25,511
4/30/05          $26,919                             $25,438                   $23,973 (8)



AVERAGE ANNUAL TOTAL RETURN
---------------------------------------
  CLASS A                     4/30/05
---------------------------------------
  1-Year                      +21.90%
---------------------------------------
  5-Year                       +8.53%
---------------------------------------
  Since Inception (6/5/95)    +10.52%
---------------------------------------


ADVISOR CLASS (6/5/95-4/30/05)6

[LINE GRAPH OMITTED]

                                                                               Goldman Sachs Natural
Date             Franklin Natural Resources Fund     S&P 500 7                 Resource Index 8
6/5/95           $10,000                             $10,000
6/30/95          $10,120                             $10,193
7/31/95          $10,320                             $10,531
8/31/95          $10,360                             $10,558
9/30/95          $10,290                             $11,003
10/31/95         $9,890                              $10,964
11/30/95         $10,380                             $11,444
12/31/95         $11,072                             $11,665
1/31/96          $11,610                             $12,061
2/29/96          $11,722                             $12,173
3/31/96          $12,453                             $12,291
4/30/96          $13,336                             $12,472
5/31/96          $13,579                             $12,793
6/30/96          $13,576                             $12,842
7/31/96          $12,681                             $12,275
8/31/96          $13,495                             $12,534                   $13,495
9/30/96          $13,973                             $13,239                   $13,851
10/31/96         $14,513                             $13,604                   $14,675
11/30/96         $15,378                             $14,631                   $15,391
12/31/96         $15,463                             $14,341                   $15,282
1/31/97          $16,023                             $15,237                   $15,917
2/28/97          $15,432                             $15,356                   $15,159
3/31/97          $14,778                             $14,727                   $15,535
4/30/97          $14,841                             $15,605                   $15,476
5/31/97          $16,160                             $16,554                   $16,612
6/30/97          $16,319                             $17,295                   $16,872
7/31/97          $16,850                             $18,671                   $18,275
8/31/97          $17,487                             $17,626                   $18,098
9/30/97          $18,771                             $18,590                   $19,265
10/31/97         $18,145                             $17,970                   $18,742
11/30/97         $16,308                             $18,801                   $17,719
12/31/97         $16,216                             $19,124                   $17,533
1/31/98          $15,241                             $19,335                   $16,477
2/28/98          $16,068                             $20,729                   $17,321
3/31/98          $16,883                             $21,790                   $17,950
4/30/98          $17,529                             $22,009                   $18,464
5/31/98          $16,136                             $21,631                   $17,431
6/30/98          $15,159                             $22,509                   $16,831
7/31/98          $13,455                             $22,270                   $15,410
8/31/98          $10,277                             $19,054                   $13,026
9/30/98          $12,197                             $20,274                   $15,249
10/31/98         $13,055                             $21,922                   $15,659
11/30/98         $12,095                             $23,250                   $15,055
12/31/98         $12,066                             $24,589                   $14,763
1/31/99          $11,478                             $25,617                   $13,753
2/28/99          $11,145                             $24,821                   $13,447
3/31/99          $12,848                             $25,814                   $15,952
4/30/99          $15,693                             $26,813                   $18,512
5/31/99          $14,956                             $26,181                   $17,655
6/30/99          $16,025                             $27,633                   $18,464
7/31/99          $16,442                             $26,771                   $18,591
8/31/99          $16,708                             $26,639                   $19,110
9/30/99          $16,315                             $25,909                   $18,375
10/31/99         $15,585                             $27,548                   $17,965
11/30/99         $15,677                             $28,108                   $18,048
12/31/99         $16,651                             $29,763                   $18,471
1/31/00          $16,234                             $28,267                   $17,716
2/29/00          $16,083                             $27,733                   $16,881
3/31/00          $18,945                             $30,444                   $19,259
4/30/00          $18,817                             $29,529                   $18,899
5/31/00          $20,393                             $28,924                   $20,230
6/30/00          $19,988                             $29,637                   $19,202
7/31/00          $18,597                             $29,175                   $18,550
8/31/00          $21,239                             $30,986                   $20,496
9/30/00          $21,216                             $29,350                   $20,312
10/31/00         $19,780                             $29,226                   $19,693
11/30/00         $18,528                             $26,923                   $18,541
12/31/00         $22,528                             $27,055                   $21,087
1/31/01          $21,722                             $28,015                   $20,546
2/28/01          $21,862                             $25,462                   $20,338
3/31/01          $21,839                             $23,850                   $19,714
4/30/01          $23,346                             $25,702                   $21,861
5/31/01          $23,859                             $25,874                   $21,439
6/30/01          $21,092                             $25,245                   $19,368
7/31/01          $20,321                             $24,996                   $19,258
8/31/01          $18,978                             $23,433                   $18,526
9/30/01          $16,736                             $21,541                   $16,679
10/31/01         $17,799                             $21,952                   $17,339
11/30/01         $17,553                             $23,635                   $16,761
12/31/01         $18,826                             $23,842                   $17,522
1/31/02          $18,287                             $23,494                   $17,142
2/28/02          $19,329                             $23,041                   $17,839
3/31/02          $20,946                             $23,908                   $19,137
4/30/02          $21,042                             $22,459                   $18,548
5/31/02          $21,006                             $22,294                   $18,384
6/30/02          $20,012                             $20,707                   $17,670
7/31/02          $16,850                             $19,093                   $15,364
8/31/02          $17,341                             $19,218                   $15,559
9/30/02          $16,299                             $17,131                   $14,045
10/31/02         $16,706                             $18,638                   $14,302
11/30/02         $17,640                             $19,734                   $14,948
12/31/02         $17,899                             $18,575                   $15,011
1/31/03          $17,127                             $18,089                   $14,645
2/28/03          $17,212                             $17,817                   $14,817
3/31/03          $16,826                             $17,989                   $14,679
4/30/03          $17,007                             $19,471                   $14,810
5/31/03          $19,153                             $20,496                   $16,388
6/30/03          $19,019                             $20,758                   $16,401
7/31/03          $18,104                             $21,124                   $16,028
8/31/03          $19,466                             $21,535                   $16,955
9/30/03          $19,031                             $21,307                   $16,663
10/31/03         $19,466                             $22,512                   $17,204
11/30/03         $19,971                             $22,710                   $17,551
12/31/03         $22,474                             $23,900                   $19,739
1/31/04          $22,403                             $24,338                   $19,346
2/29/04          $23,490                             $24,677                   $20,360
3/31/04          $23,720                             $24,304                   $20,345
4/30/04          $23,611                             $23,923                   $19,931
5/31/04          $23,611                             $24,251                   $20,046
6/30/04          $25,268                             $24,722                   $21,174
7/31/04          $25,823                             $23,904                   $21,569
8/31/04          $25,400                             $24,000                   $20,960
9/30/04          $27,721                             $24,260                   $23,177
10/31/04         $27,721                             $24,631                   $23,268
11/30/04         $30,164                             $25,627                   $24,841
12/31/04         $29,607                             $26,499                   $24,204
1/31/05          $29,947                             $25,853                   $24,475
2/28/05          $33,984                             $26,396                   $27,695
3/31/05          $32,812                             $25,929                   $27,068
4/30/05          $30,645                             $25,438                   $25,435 (8)




AVERAGE ANNUAL TOTAL RETURN
---------------------------------------
  ADVISOR CLASS 6             4/30/05
---------------------------------------
  1-Year                      +29.80%
---------------------------------------
  5-Year                      +10.25%
---------------------------------------
  Since Inception (6/5/95)    +11.97%
---------------------------------------



                                                              Annual Report | 37

ENDNOTES


INVESTING IN A NONDIVERSIFIED FUND CONCENTRATING IN THE NATURAL RESOURCES SECTOR INVOLVES SPECIAL RISKS, INCLUDING THOSE RELATED TO INCREASED SUSCEPTIBILITY TO ADVERSE ECONOMIC AND REGULATORY DEVELOPMENTS AFFECTING THE SECTOR IN WHICH IT INVESTS. THE FUND MAY ALSO INVEST IN FOREIGN COMPANIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. SMALLER-COMPANY STOCKS CAN ALSO INVOLVE SPECIAL RISKS ASSOCIATED WITH SMALLER REVENUES AND MARKET SHARE, AND MORE LIMITED PRODUCT LINES, AND CAN BE VOLATILE, ESPECIALLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.


1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +98.19% and +8.56%.
7. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.
8. Source:Goldman Sachs. The Goldman Sachs Natural Resource Index is a capitalization-weighted index that includes companies involved in extractive industries (mining), energy, forestry services, producers of pulp and paper, and owners and operators of timber tracts or plantations. Due to data availability, performance for the Goldman Sachs Natural Resource Index is shown starting 8/31/96 using the Fund's value on that date.



38 |  Annual Report

Your Fund's Expenses

FRANKLIN NATURAL RESOURCES FUND


As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.


ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.
   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.


HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.










                                                              Annual Report | 39

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------
                                        BEGINNING ACCOUNT    ENDING ACCOUNT    EXPENSES PAID DURING
  CLASS A                                 VALUE 10/31/04      VALUE 4/30/05  PERIOD* 10/31/04-4/30/05
------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $1,103.40                $5.53
------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,019.54                $5.31
------------------------------------------------------------------------------------------------------
  ADVISOR CLASS
------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $1,105.50                $3.76
------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,021.22                $3.61
------------------------------------------------------------------------------------------------------


*Expenses are equal to the annualized expense ratio for each class (A: 1.06% and
Advisor: 0.72%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.




40 |  Annual Report

Franklin Technology Fund


YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Technology Fund seeks capital appreciation by investing at least 80% of its net assets in equity securities of companies expected to benefit from the development, advancement and use of technology.




We are pleased to bring you Franklin Technology Fund's annual report covering the fiscal year ended April 30, 2005.


PERFORMANCE OVERVIEW

Franklin Technology Fund - Class A delivered a +2.12% cumulative total return for the 12 months under review. The Fund outperformed its benchmarks, the Merrill Lynch (ML) 100 Technology Index and the NASDAQ Composite Index, which returned -0.46% and +0.66% for the same period.1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 44.


INVESTMENT STRATEGY

We use a fundamental, research-driven approach, focusing primarily on individual securities to choose companies we believe are positioned for rapid revenue, earnings or asset growth. We look for companies with distinct and sustainable competitive advantages such as a particular marketing niche, proven technology, strong management and industry leadership.


MANAGER'S DISCUSSION

Although technology stocks, as measured by the ML 100 Technology Index, declined 0.46% for the year under review, they experienced considerable volatility as well. The index began the period at 287.27 on April 30, 2004, and in the ensuing 12 months fell as low as 248.55 (-13.48% below its starting point) and rose as high as 331.66 (+15.45%).1




--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------


1. Source: Standard & Poor's Micropal. The ML 100 Technology Index is an equal-dollar weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and American Depositary Receipts. The index was developed with a base value of 200 as of 1/30/98. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes over 3,000 companies. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 77.



                                                              Annual Report | 41

Several Fund holdings allowed us to outperform both of the Fund's benchmark indexes. One of our top performers this year was Cognizant Technology Solutions, an Internet technology (IT) service and software-programming provider that effectively takes advantage of an on-site/offshore (India) business model. Cognizant's execution resulted in revenues that more than doubled from 2002 ($229 million) to 2004 ($587 million), and its share price appreciated 94.2% during the year under review.

Macromedia, from the packaged software industry, was another significant contributor to the Fund's outperformance during this reporting period. Macromedia's software product families (such as Dreamweaver MX and Flash) enable users to create and present rich media content, including streaming video for websites and mobile devices. Attractive market opportunities and solid execution enabled Macromedia to more than double earnings-per-share in fiscal year 2005 from fiscal year 2003. Recently, Adobe Systems announced its intention to acquire Macromedia, and over the course of the Fund's fiscal year Macromedia's stock price rose 90.7%.

Our shares of Volterra Semiconductor, held for only part of the fiscal year, rose an impressive 215.9% while we owned it. Volterra designs mixed-signal voltage regulators for computing, storage, networking and consumer electronic applications. Market acceptance of Volterra's solutions enabled the company to increase its revenues by 75% in 2004 from the previous year. We sold Volterra by period-end.

Despite our outperformance during a difficult year for many technology-related stocks, several of the Fund's holdings were disappointing. We owned a position in Apple Computer during this period. However, we did not own the stock for the entire period, and the Fund's position for much of that time was significantly underweighted compared to the benchmark ML 100 Technology Index. Thus the Fund did not fully benefit from Apple's one-year gain of nearly 180%.

Semiconductor manufacturer ZiLOG was a significant detractor from the Fund's performance, falling 63.7% in value over the reporting period. ZiLOG focuses on the 8-bit microcontroller segment within the semiconductor industry. The company has undergone a corporate and business model restructuring effort over the past several years, but economic conditions made it more challenging for ZiLOG to execute its turnaround strategy thus far.

RSA Security, which we purchased during the year, also detracted from the Fund's results. The stock fell substantially since we bought it, with most of the drop occurring in April 2005. On April 4, the company reduced its March


PORTFOLIO BREAKDOWN
Franklin Technology Fund
Based on Total Net Assets as of 4/30/05

[BAR GRAPH OMITTED]

Semiconductors                              16.4%
Packaged Software                           16.2%
Internet Software & Services                 9.2%
Information Techology Services               7.2%
Data Processing Services                     6.9%
Computer Communications                      6.0%
Electronic Equipment & Instruments           5.0%
Telecommunications Equipment                 4.7%
Computer Peripherals                         4.7%
Computer Processing Hardware                 4.4%
Electronic Production Equipment              3.9%
Recreational Products                        1.7%
Specialty Telecommunications                 1.0%
Medial Specialties                           1.0%
Other                                        1.9%
Short-Term Investments & Other Net Assets    9.8%



42 |  Annual Report
quarter revenue guidance from a range of $81-$84 million to $74-$76 million, leading to a dramatic share price decline.

We appreciate your participation in Franklin Technology Fund and look forward to serving your future investment needs.


[PHOTO OF J.P. SCANDALIOS OMITTED]

/S/J.P. Scandalios
J.P. Scandalios


[PHOTO OF ROBERT R. DEAN OMITTED]

/S/Robert R. Dean
Robert R. Dean, CFA

Portfolio Management Team
Franklin Technology Fund




THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


TOP 10 EQUITY HOLDINGS
Franklin Technology Fund
4/30/05

-------------------------------------------------
  COMPANY                             % OF TOTAL
  SECTOR/INDUSTRY                     NET ASSETS
-------------------------------------------------
  Dell Inc.                                 3.0%
   COMPUTER PROCESSING HARDWARE
-------------------------------------------------
  Microsoft Corp.                           2.9%
   PACKAGED SOFTWARE
-------------------------------------------------
  Yahoo! Inc.                               2.8%
   INTERNET SOFTWARE & SERVICES
-------------------------------------------------
  Intersil Corp., A                         2.7%
   SEMICONDUCTORS
-------------------------------------------------
  Analog Devices Inc.                       2.5%
   SEMICONDUCTORS
-------------------------------------------------
  Linear Technology Corp.                   2.4%
   SEMICONDUCTORS
-------------------------------------------------
  EMC Corp.                                 2.3%
   COMPUTER PERIPHERALS
-------------------------------------------------
  Cognizant Technology Solutions Corp., A   2.3%
   INFORMATION TECHNOLOGY SERVICES
-------------------------------------------------
  Cisco Systems Inc.                        2.3%
   COMPUTER COMMUNICATIONS
-------------------------------------------------
  VeriSign Inc.                             2.1%
   INTERNET SOFTWARE & SERVICES
-------------------------------------------------



                                                              Annual Report | 43

Performance Summary as of 4/30/05

FRANKLIN TECHNOLOGY FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.



PRICE INFORMATION

---------------------------------------------------------------------------------------------------
  CLASS A (SYMBOL: FTCAX)                               CHANGE           4/30/05          4/30/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.09             $4.34            $4.25
---------------------------------------------------------------------------------------------------
  CLASS B (SYMBOL: N/A)                                 CHANGE           4/30/05          4/30/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.06             $4.21            $4.15
---------------------------------------------------------------------------------------------------
  CLASS C (SYMBOL: FFTCX)                               CHANGE           4/30/05          4/30/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.06             $4.20            $4.14
---------------------------------------------------------------------------------------------------
  CLASS R (SYMBOL: FTERX)                               CHANGE           4/30/05          4/30/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.08             $4.32            $4.24
---------------------------------------------------------------------------------------------------
  ADVISOR CLASS (SYMBOL: FRTCX)                         CHANGE           4/30/05          4/30/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.10             $4.41            $4.31
---------------------------------------------------------------------------------------------------




44 |  Annual Report

PERFORMANCE 1

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

--------------------------------------------------------------------------------------------------------
  CLASS A                                                1-YEAR          3-YEAR    INCEPTION (5/1/00)
--------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                              +2.12%          -0.69%           -56.60%
--------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                          -3.77%          -2.20%           -16.38%
--------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4                          $9,623          $9,353            $4,090
--------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05) 5                     -6.54%          -4.70%           -15.75%
--------------------------------------------------------------------------------------------------------
  CLASS B                                                1-YEAR          3-YEAR    INCEPTION (5/1/00)
--------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                              +1.45%          -2.55%           -57.90%
--------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                          -2.55%          -1.86%           -16.24%
--------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4                          $9,745          $9,453            $4,126
--------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05) 5                     -5.49%          -4.41%           -15.61%
--------------------------------------------------------------------------------------------------------
  CLASS C                                                1-YEAR          3-YEAR    INCEPTION (5/1/00)
--------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                              +1.45%          -2.33%           -58.00%
--------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                          +0.45%          -0.78%           -15.94%
--------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4                         $10,045          $9,767            $4,200
--------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05) 5                     -2.54%          -3.44%           -15.30%
--------------------------------------------------------------------------------------------------------
  CLASS R                                                1-YEAR          3-YEAR    INCEPTION (1/1/02)
--------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                              +1.89%          -0.92%           -18.95%
--------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                          +0.89%          -0.31%            -6.13%
--------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4                         $10,089          $9,908            $8,105
--------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05) 5                     -1.86%          -2.90%            -4.76%
--------------------------------------------------------------------------------------------------------
  ADVISOR CLASS                                          1-YEAR          3-YEAR    INCEPTION (5/1/00)
--------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                              +2.32%          +0.46%           -55.90%
--------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                          +2.32%          +0.15%           -15.11%
--------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4                         $10,232         $10,046            $4,410
--------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05) 5                     -0.43%          -2.45%           -14.43%
--------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



                                                              Annual Report | 45

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (5/1/00-4/30/05)

[LINE GRAPH OMITTED]

Date             Franklin Technology Fund        NASDAQ Composite Index 6  Merrill Lynch 100 Technology Index 6
5/1/00           $9,425                          $10,000                   $10,000
5/31/00          $8,878                          $8,825                    $8,739
6/30/00          $10,688                         $10,315                   $9,943
7/31/00          $10,424                         $9,796                    $9,255
8/31/00          $12,290                         $10,940                   $10,893
9/30/00          $11,414                         $9,555                    $9,568
10/31/00         $10,132                         $8,769                    $8,563
11/30/00         $7,125                          $6,765                    $6,150
12/31/00         $7,097                          $6,439                    $5,811
1/31/01          $8,115                          $7,228                    $6,811
2/28/01          $5,881                          $5,612                    $4,841
3/31/01          $4,882                          $4,803                    $4,068
4/30/01          $6,032                          $5,527                    $4,970
5/31/01          $5,806                          $5,513                    $4,678
6/30/01          $5,778                          $5,646                    $4,697
7/31/01          $5,297                          $5,299                    $4,270
8/31/01          $4,515                          $4,725                    $3,747
9/30/01          $3,374                          $3,948                    $2,776
10/31/01         $4,109                          $4,453                    $3,301
11/30/01         $4,816                          $5,089                    $3,926
12/31/01         $4,958                          $5,143                    $3,919
1/31/02          $4,835                          $5,102                    $3,941
2/28/02          $4,241                          $4,571                    $3,406
3/31/02          $4,694                          $4,874                    $3,802
4/30/02          $4,119                          $4,460                    $3,339
5/31/02          $3,789                          $4,270                    $3,152
6/30/02          $3,261                          $3,869                    $2,637
7/31/02          $2,893                          $3,514                    $2,285
8/31/02          $2,809                          $3,480                    $2,205
9/30/02          $2,319                          $3,104                    $1,808
10/31/02         $2,714                          $3,522                    $2,203
11/30/02         $3,129                          $3,919                    $2,689
12/31/02         $2,733                          $3,542                    $2,291
1/31/03          $2,780                          $3,506                    $2,284
2/28/03          $2,818                          $3,553                    $2,304
3/31/03          $2,743                          $3,564                    $2,287
4/30/03          $3,007                          $3,893                    $2,556
5/31/03          $3,308                          $4,244                    $2,990
6/30/03          $3,318                          $4,318                    $2,975
7/31/03          $3,506                          $4,617                    $3,110
8/31/03          $3,864                          $4,819                    $3,458
9/30/03          $3,751                          $4,759                    $3,340
10/31/03         $4,185                          $5,150                    $3,742
11/30/03         $4,260                          $5,228                    $3,861
12/31/03         $4,251                          $5,346                    $3,868
1/31/04          $4,458                          $5,514                    $4,116
2/29/04          $4,392                          $5,420                    $4,039
3/31/04          $4,345                          $5,327                    $3,925
4/30/04          $4,006                          $5,130                    $3,610
5/31/04          $4,298                          $5,311                    $3,821
6/30/04          $4,486                          $5,476                    $3,935
7/31/04          $4,025                          $5,048                    $3,486
8/31/04          $3,921                          $4,920                    $3,331
9/30/04          $4,128                          $5,080                    $3,497
10/31/04         $4,383                          $5,290                    $3,751
11/30/04         $4,609                          $5,621                    $4,016
12/31/04         $4,750                          $5,835                    $4,145
1/31/05          $4,458                          $5,533                    $3,850
2/28/05          $4,467                          $5,509                    $3,917
3/31/05          $4,307                          $5,371                    $3,806
4/30/05          $4,090                          $5,164                    $3,585





AVERAGE ANNUAL TOTAL RETURN
---------------------------------------
  CLASS A                     4/30/05
---------------------------------------
  1-Year                       -3.77%
---------------------------------------
  3-Year                       -2.20%
---------------------------------------
  Since Inception (5/1/00)    -16.38%
---------------------------------------



CLASS B (5/1/00-4/30/05)

[LINE GRAPH OMITTED]

Date             Franklin Technology Fund       NASDAQ Composite Index 6  Merrill Lynch 100 Technology Index 6
5/1/00           $10,000                        $10,000                   $10,000
5/31/00          $9,410                         $8,825                    $8,739
6/30/00          $11,340                        $10,315                   $9,943
7/31/00          $11,040                        $9,796                    $9,255
8/31/00          $13,020                        $10,940                   $10,893
9/30/00          $12,080                        $9,555                    $9,568
10/31/00         $10,720                        $8,769                    $8,563
11/30/00         $7,540                         $6,765                    $6,150
12/31/00         $7,500                         $6,439                    $5,811
1/31/01          $8,580                         $7,228                    $6,811
2/28/01          $6,210                         $5,612                    $4,841
3/31/01          $5,150                         $4,803                    $4,068
4/30/01          $6,370                         $5,527                    $4,970
5/31/01          $6,130                         $5,513                    $4,678
6/30/01          $6,090                         $5,646                    $4,697
7/31/01          $5,580                         $5,299                    $4,270
8/31/01          $4,750                         $4,725                    $3,747
9/30/01          $3,550                         $3,948                    $2,776
10/31/01         $4,320                         $4,453                    $3,301
11/30/01         $5,060                         $5,089                    $3,926
12/31/01         $5,210                         $5,143                    $3,919
1/31/02          $5,080                         $5,102                    $3,941
2/28/02          $4,460                         $4,571                    $3,406
3/31/02          $4,920                         $4,874                    $3,802
4/30/02          $4,320                         $4,460                    $3,339
5/31/02          $3,970                         $4,270                    $3,152
6/30/02          $3,420                         $3,869                    $2,637
7/31/02          $3,030                         $3,514                    $2,285
8/31/02          $2,940                         $3,480                    $2,205
9/30/02          $2,420                         $3,104                    $1,808
10/31/02         $2,840                         $3,522                    $2,203
11/30/02         $3,270                         $3,919                    $2,689
12/31/02         $2,860                         $3,542                    $2,291
1/31/03          $2,900                         $3,506                    $2,284
2/28/03          $2,940                         $3,553                    $2,304
3/31/03          $2,860                         $3,564                    $2,287
4/30/03          $3,140                         $3,893                    $2,556
5/31/03          $3,450                         $4,244                    $2,990
6/30/03          $3,460                         $4,318                    $2,975
7/31/03          $3,650                         $4,617                    $3,110
8/31/03          $4,020                         $4,819                    $3,458
9/30/03          $3,890                         $4,759                    $3,340
10/31/03         $4,350                         $5,150                    $3,742
11/30/03         $4,420                         $5,228                    $3,861
12/31/03         $4,410                         $5,346                    $3,868
1/31/04          $4,630                         $5,514                    $4,116
2/29/04          $4,560                         $5,420                    $4,039
3/31/04          $4,500                         $5,327                    $3,925
4/30/04          $4,150                         $5,130                    $3,610
5/31/04          $4,450                         $5,311                    $3,821
6/30/04          $4,640                         $5,476                    $3,935
7/31/04          $4,160                         $5,048                    $3,486
8/31/04          $4,050                         $4,920                    $3,331
9/30/04          $4,260                         $5,080                    $3,497
10/31/04         $4,530                         $5,290                    $3,751
11/30/04         $4,760                         $5,621                    $4,016
12/31/04         $4,900                         $5,835                    $4,145
1/31/05          $4,590                         $5,533                    $3,850
2/28/05          $4,600                         $5,509                    $3,917
3/31/05          $4,430                         $5,371                    $3,806
4/30/05          $4,126                         $5,164                    $3,585




AVERAGE ANNUAL TOTAL RETURN
---------------------------------------
  CLASS B                     4/30/05
---------------------------------------
  1-Year                       -2.55%
---------------------------------------
  3-Year                       -1.86%
---------------------------------------
  Since Inception (5/1/00)    -16.24%
---------------------------------------



46 |  Annual Report

CLASS C (5/1/00-4/30/05)

[LINE GRAPH OMITTED]

Date             Franklin Technology Fund       NASDAQ Composite Index 6  Merrill Lynch 100 Technology Index 6
5/1/00           $10,000                        $10,000                   $10,000
5/31/00          $9,400                         $8,825                    $8,739
6/30/00          $11,320                        $10,315                   $9,943
7/31/00          $11,010                        $9,796                    $9,255
8/31/00          $12,990                        $10,940                   $10,893
9/30/00          $12,050                        $9,555                    $9,568
10/31/00         $10,690                        $8,769                    $8,563
11/30/00         $7,520                         $6,765                    $6,150
12/31/00         $7,490                         $6,439                    $5,811
1/31/01          $8,550                         $7,228                    $6,811
2/28/01          $6,190                         $5,612                    $4,841
3/31/01          $5,140                         $4,803                    $4,068
4/30/01          $6,360                         $5,527                    $4,970
5/31/01          $6,110                         $5,513                    $4,678
6/30/01          $6,080                         $5,646                    $4,697
7/31/01          $5,570                         $5,299                    $4,270
8/31/01          $4,740                         $4,725                    $3,747
9/30/01          $3,540                         $3,948                    $2,776
10/31/01         $4,310                         $4,453                    $3,301
11/30/01         $5,050                         $5,089                    $3,926
12/31/01         $5,200                         $5,143                    $3,919
1/31/02          $5,070                         $5,102                    $3,941
2/28/02          $4,450                         $4,571                    $3,406
3/31/02          $4,910                         $4,874                    $3,802
4/30/02          $4,300                         $4,460                    $3,339
5/31/02          $3,960                         $4,270                    $3,152
6/30/02          $3,410                         $3,869                    $2,637
7/31/02          $3,020                         $3,514                    $2,285
8/31/02          $2,940                         $3,480                    $2,205
9/30/02          $2,420                         $3,104                    $1,808
10/31/02         $2,830                         $3,522                    $2,203
11/30/02         $3,260                         $3,919                    $2,689
12/31/02         $2,850                         $3,542                    $2,291
1/31/03          $2,900                         $3,506                    $2,284
2/28/03          $2,930                         $3,553                    $2,304
3/31/03          $2,850                         $3,564                    $2,287
4/30/03          $3,130                         $3,893                    $2,556
5/31/03          $3,440                         $4,244                    $2,990
6/30/03          $3,450                         $4,318                    $2,975
7/31/03          $3,640                         $4,617                    $3,110
8/31/03          $4,000                         $4,819                    $3,458
9/30/03          $3,880                         $4,759                    $3,340
10/31/03         $4,330                         $5,150                    $3,742
11/30/03         $4,410                         $5,228                    $3,861
12/31/03         $4,390                         $5,346                    $3,868
1/31/04          $4,610                         $5,514                    $4,116
2/29/04          $4,540                         $5,420                    $4,039
3/31/04          $4,490                         $5,327                    $3,925
4/30/04          $4,140                         $5,130                    $3,610
5/31/04          $4,440                         $5,311                    $3,821
6/30/04          $4,620                         $5,476                    $3,935
7/31/04          $4,150                         $5,048                    $3,486
8/31/04          $4,040                         $4,920                    $3,331
9/30/04          $4,250                         $5,080                    $3,497
10/31/04         $4,510                         $5,290                    $3,751
11/30/04         $4,740                         $5,621                    $4,016
12/31/04         $4,880                         $5,835                    $4,145
1/31/05          $4,580                         $5,533                    $3,850
2/28/05          $4,590                         $5,509                    $3,917
3/31/05          $4,420                         $5,371                    $3,806
4/30/05          $4,200                         $5,164                    $3,585


AVERAGE ANNUAL TOTAL RETURN
---------------------------------------
  CLASS C                     4/30/05
---------------------------------------
  1-Year                       +0.45%
---------------------------------------
  3-Year                       -0.78%
---------------------------------------
  Since Inception (5/1/00)    -15.94%
---------------------------------------

CLASS R (1/1/02-4/30/05)

[LINE GRAPH OMITTED]

Date             Franklin Technology Fund      NASDAQ Composite Index 6  Merrill Lynch 100 Technology Index 6
1/2/02           $10,000                       $10,000                   $10,000
1/31/02          $9,606                        $9,921                    $10,055
2/28/02          $8,443                        $8,887                    $8,691
3/31/02          $9,325                        $9,476                    $9,701
4/30/02          $8,180                        $8,672                    $8,518
5/31/02          $7,524                        $8,302                    $8,042
6/30/02          $6,473                        $7,522                    $6,730
7/31/02          $5,741                        $6,832                    $5,830
8/31/02          $5,591                        $6,767                    $5,626
9/30/02          $4,597                        $6,035                    $4,614
10/31/02         $5,384                        $6,848                    $5,620
11/30/02         $6,210                        $7,621                    $6,860
12/31/02         $5,441                        $6,887                    $5,846
1/31/03          $5,534                        $6,816                    $5,827
2/28/03          $5,591                        $6,908                    $5,878
3/31/03          $5,441                        $6,931                    $5,835
4/30/03          $5,966                        $7,569                    $6,520
5/31/03          $6,585                        $8,252                    $7,629
6/30/03          $6,604                        $8,395                    $7,591
7/31/03          $6,960                        $8,978                    $7,935
8/31/03          $7,674                        $9,371                    $8,823
9/30/03          $7,429                        $9,253                    $8,521
10/31/03         $8,293                        $10,013                   $9,548
11/30/03         $8,443                        $10,166                   $9,853
12/31/03         $8,424                        $10,394                   $9,870
1/31/04          $8,836                        $10,722                   $10,502
2/29/04          $8,724                        $10,538                   $10,305
3/31/04          $8,611                        $10,357                   $10,013
4/30/04          $7,955                        $9,975                    $9,211
5/31/04          $8,536                        $10,326                   $9,749
6/30/04          $8,893                        $10,647                   $10,041
7/31/04          $7,974                        $9,816                    $8,893
8/31/04          $7,767                        $9,567                    $8,498
9/30/04          $8,180                        $9,877                    $8,923
10/31/04         $8,686                        $10,286                   $9,570
11/30/04         $9,136                        $10,929                   $10,247
12/31/04         $9,418                        $11,346                   $10,575
1/31/05          $8,836                        $10,758                   $9,824
2/28/05          $8,855                        $10,712                   $9,995
3/31/05          $8,536                        $10,444                   $9,710
4/30/05          $8,105                        $10,041                   $9,146



AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  CLASS R                     4/30/05
--------------------------------------
  1-Year                       +0.89%
--------------------------------------
  3-Year                       -0.31%
--------------------------------------
  Since Inception (1/1/02)     -6.13%
--------------------------------------



                                                              Annual Report | 47

ADVISOR CLASS (5/1/00-4/30/05)

Date             Franklin Technology Fund      NASDAQ Composite Index 6  Merrill Lynch 100 Technology Index 6
5/1/00           $10,000                             $10,000                   $10,000
5/31/00          $9,410                              $8,825                    $8,739
6/30/00          $11,340                             $10,315                   $9,943
7/31/00          $11,060                             $9,796                    $9,255
8/31/00          $13,050                             $10,940                   $10,893
9/30/00          $12,110                             $9,555                    $9,568
10/31/00         $10,760                             $8,769                    $8,563
11/30/00         $7,570                              $6,765                    $6,150
12/31/00         $7,540                              $6,439                    $5,811
1/31/01          $8,620                              $7,228                    $6,811
2/28/01          $6,250                              $5,612                    $4,841
3/31/01          $5,190                              $4,803                    $4,068
4/30/01          $6,420                              $5,527                    $4,970
5/31/01          $6,180                              $5,513                    $4,678
6/30/01          $6,150                              $5,646                    $4,697
7/31/01          $5,640                              $5,299                    $4,270
8/31/01          $4,810                              $4,725                    $3,747
9/30/01          $3,600                              $3,948                    $2,776
10/31/01         $4,380                              $4,453                    $3,301
11/30/01         $5,130                              $5,089                    $3,926
12/31/01         $5,290                              $5,143                    $3,919
1/31/02          $5,160                              $5,102                    $3,941
2/28/02          $4,530                              $4,571                    $3,406
3/31/02          $5,010                              $4,874                    $3,802
4/30/02          $4,390                              $4,460                    $3,339
5/31/02          $4,050                              $4,270                    $3,152
6/30/02          $3,490                              $3,869                    $2,637
7/31/02          $3,090                              $3,514                    $2,285
8/31/02          $3,010                              $3,480                    $2,205
9/30/02          $2,480                              $3,104                    $1,808
10/31/02         $2,900                              $3,522                    $2,203
11/30/02         $3,340                              $3,919                    $2,689
12/31/02         $2,930                              $3,542                    $2,291
1/31/03          $2,980                              $3,506                    $2,284
2/28/03          $3,020                              $3,553                    $2,304
3/31/03          $2,940                              $3,564                    $2,287
4/30/03          $3,220                              $3,893                    $2,556
5/31/03          $3,550                              $4,244                    $2,990
6/30/03          $3,560                              $4,318                    $2,975
7/31/03          $3,760                              $4,617                    $3,110
8/31/03          $4,140                              $4,819                    $3,458
9/30/03          $4,020                              $4,759                    $3,340
10/31/03         $4,490                              $5,150                    $3,742
11/30/03         $4,570                              $5,228                    $3,861
12/31/03         $4,560                              $5,346                    $3,868
1/31/04          $4,790                              $5,514                    $4,116
2/29/04          $4,720                              $5,420                    $4,039
3/31/04          $4,670                              $5,327                    $3,925
4/30/04          $4,310                              $5,130                    $3,610
5/31/04          $4,630                              $5,311                    $3,821
6/30/04          $4,820                              $5,476                    $3,935
7/31/04          $4,330                              $5,048                    $3,486
8/31/04          $4,220                              $4,920                    $3,331
9/30/04          $4,440                              $5,080                    $3,497
10/31/04         $4,730                              $5,290                    $3,751
11/30/04         $4,970                              $5,621                    $4,016
12/31/04         $5,120                              $5,835                    $4,145
1/31/05          $4,810                              $5,533                    $3,850
2/28/05          $4,820                              $5,509                    $3,917
3/31/05          $4,650                              $5,371                    $3,806
4/30/05          $4,410                              $5,164                    $3,585


AVERAGE ANNUAL TOTAL RETURN
---------------------------------------
  ADVISOR CLASS               4/30/05
---------------------------------------
  1-Year                       +2.32%
---------------------------------------
  3-Year                       +0.15%
---------------------------------------
  Since Inception (5/1/00)    -15.11%
---------------------------------------


ENDNOTES


INVESTING IN A NONDIVERSIFIED FUND CONCENTRATING IN THE TECHNOLOGY SECTOR INVOLVES SPECIAL RISKS, INCLUDING THOSE RELATED TO INCREASED SUSCEPTIBILITY TO ADVERSE ECONOMIC AND REGULATORY DEVELOPMENTS AFFECTING THE SECTOR. TECHNOLOGY STOCKS HAVE HISTORICALLY BEEN VOLATILE IN PRICE, ESPECIALLY OVER THE SHORT TERM, DUE TO THE RAPID PACE OF PRODUCT CHANGE AND DEVELOPMENT. THE FUND'S INVESTMENTS IN SMALLER-COMPANY STOCKS ALSO INVOLVE SPECIAL RISKS, SUCH AS RELATIVELY SMALL REVENUES, LIMITED PRODUCT LINES AND SMALL MARKET SHARE. THE FUND MAY ALSO INVEST IN FOREIGN COMPANIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.


1. Past expense reductions by the Fund's manager and administrator increased the Fund's total returns. If the manager and administrator had not taken this action, the Fund's total returns would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Source: Standard & Poor's Micropal. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes over 3,000 companies. The ML 100 Technology Index is an equal-dollar weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and American Depositary Receipts. The index was developed with a base value of 200 as of 1/30/98.



48 |  Annual Report

Your Fund's Expenses

FRANKLIN TECHNOLOGY FUND


As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.


ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.
   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.


HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.







                                                              Annual Report | 49

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------
                                        BEGINNING ACCOUNT    ENDING ACCOUNT    EXPENSES PAID DURING
  CLASS A                                 VALUE 10/31/04      VALUE 4/30/05  PERIOD* 10/31/04-4/30/05
------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $  933.30               $ 7.91
------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,016.61               $ 8.25
------------------------------------------------------------------------------------------------------
  CLASS B
------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $  929.40               $11.19
------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,013.19               $11.68
------------------------------------------------------------------------------------------------------
  CLASS C
------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $  931.30               $11.30
------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,013.09               $11.78
------------------------------------------------------------------------------------------------------
  CLASS R
------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $  933.00               $ 8.91
------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,015.57               $ 9.30
------------------------------------------------------------------------------------------------------
  ADVISOR CLASS
------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $  932.30               $ 6.52
------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,018.05               $ 6.80
------------------------------------------------------------------------------------------------------


*Expenses are equal to the annualized expense ratio for each class (A: 1.65%; B:
2.34%; C: 2.36%; R: 1.86%; and Advisor: 1.36%),multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.



50 |  Annual Report

Franklin Strategic Series

FINANCIAL HIGHLIGHTS


FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

                                                                      ----------------------------------------------------------
                                                                                         YEAR ENDED APRIL 30,
CLASS A                                                                  2005         2004       2003        2002        2001
                                                                      ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................         $53.26       $37.26     $42.72      $57.78      $60.44
                                                                      ----------------------------------------------------------

Income from investment operations:

 Net investment income (loss) a ..............................          (0.58)       (0.55)     (0.44)      (0.53)      (0.39)

 Net realized and unrealized gains (losses) ..................          (6.63)       16.55      (5.02)     (14.53)      (2.08)
                                                                      ----------------------------------------------------------
Total from investment operations .............................          (7.21)       16.00      (5.46)     (15.06)      (2.47)
                                                                      ----------------------------------------------------------
Less distributions from net realized gains (losses) ..........             --           --         --          --       (0.19)
                                                                      ----------------------------------------------------------
Redemption fees ..............................................             --c          --         --          --          --
                                                                      ----------------------------------------------------------
Net asset value, end of year .................................         $46.05       $53.26     $37.26      $42.72      $57.78
                                                                      ----------------------------------------------------------

Total return b ...............................................       (13.54)%      42.98%    (12.80)%    (26.06)%     (4.14)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................       $485,909     $683,439   $510,107    $702,189  $1,010,844

Ratios to average net assets:

 Expenses ....................................................          1.29%        1.28%      1.57%       1.29%       1.09%

 Net investment income (loss) ................................        (1.17)%      (1.17)%    (1.28)%     (0.99)%     (0.54)%

Portfolio turnover rate ......................................         34.34%       59.39%     47.36%      53.85%      46.82%





a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge.
c Amount is less than $0.01 per share.


                         Annual Report | See notes to financial statements. | 51

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2005



----------------------------------------------------------------------------------------------------------------------------
    FRANKLIN BIOTECHNOLOGY DISCOVERY FUND                                                     SHARES/WARRANTS     VALUE
----------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS 95.5%
    BIOTECHNOLOGY 83.0%
  a Adolor Corp. .........................................................................        607,400     $  5,399,786
a,b Affymetrix Inc. ......................................................................        101,900        4,698,609
a,b Alexion Pharmaceuticals Inc. .........................................................         83,000        1,721,420
  a Alkermes Inc. ........................................................................        866,300        9,745,875
  a Amgen Inc. ...........................................................................        669,000       38,942,490
a,b Amylin Pharmaceuticals Inc. ..........................................................        244,000        4,148,000
  a Anadys Pharmaceuticals Inc. ..........................................................        212,700        1,382,550
a,b Arena Pharmaceuticals Inc. ...........................................................        233,800        1,257,844
  a Biogen Idec Inc. .....................................................................        756,322       27,409,109
  a Celgene Corp. ........................................................................        508,400       19,273,444
  a Charles River Laboratories International Inc. ........................................         52,900        2,505,873
a,b Corixa Corp. .........................................................................        882,300        2,726,307
  a Cotherix Inc. ........................................................................        241,300        1,184,783
a,b CV Therapeutics Inc. .................................................................        123,100        2,439,842
a,b Cytokinetics Inc. ....................................................................         95,500          468,905
a,b Dov Pharmaceutical Inc. ..............................................................        322,100        5,018,318
  a Exelixis Inc. ........................................................................        690,725        4,731,466
a,b Eyetech Pharmaceuticals Inc. .........................................................        172,000        3,954,280
  a Genentech Inc. .......................................................................        462,000       32,774,280
  a Genzyme Corp. ........................................................................        476,300       27,915,943
  a Gilead Sciences Inc. .................................................................        745,200       27,646,920
a,b Human Genome Sciences Inc. ...........................................................        746,200        7,715,708
a,b Idenix Pharmaceuticals Inc. ..........................................................         84,800        1,603,568
a,b ImClone Systems Inc. .................................................................        111,800        3,560,830
a,b Incyte Corp. .........................................................................        285,800        1,869,132
a,b Inhibitex Inc. .......................................................................        441,550        3,285,574
  a Inhibitex Inc., wts., 11/10/09 .......................................................         85,395               --
a,b InterMune Inc. .......................................................................        243,600        2,630,880
  a Invitrogen Corp. .....................................................................        109,400        8,015,738
  a Ista Pharmaceuticals Inc. ............................................................        170,800        1,299,788
  a Keryx Biopharmaceuticals Inc. ........................................................        424,500        6,151,005
  a Kosan Biosciences Inc. ...............................................................      1,052,991        5,654,562
a,b Medarex Inc. .........................................................................        390,100        2,761,908
  a Medicines Co. ........................................................................        634,300       13,542,305
  a MedImmune Inc. .......................................................................        486,517       12,342,936
  a MGI Pharma Inc. ......................................................................        457,900       10,096,695
  a Millennium Pharmaceuticals Inc. ......................................................        599,729        5,253,626
a,b NABI Biopharmaceuticals ..............................................................        316,900        3,454,210
  a Neurocrine Biosciences Inc. ..........................................................        128,400        4,488,864
a,b NPS Pharmaceuticals Inc. .............................................................        355,200        4,315,680
  a Nuvelo Inc. ..........................................................................        696,016        4,057,773
a,b Onyx Pharmaceuticals Inc. ............................................................         53,100        1,640,259
a,b OSI Pharmaceuticals Inc. .............................................................         99,400        4,705,099
  a Protein Design Labs Inc. .............................................................        878,000       15,698,640
a,b Rigel Pharmaceuticals Inc. ...........................................................        300,100        5,146,715
  b Serologicals Corp. ...................................................................        131,700        2,835,501
a,b Serono SA, B (Switzerland) ...........................................................         10,386        6,610,891



52 |  Annual Report

Franklin Strategic Series

----------------------------------------------------------------------------------------------------------------------------
    FRANKLIN BIOTECHNOLOGY DISCOVERY FUND                                                     SHARES/WARRANTS     VALUE
----------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS (CONT.)
    BIOTECHNOLOGY (CONT.)
a,b SuperGen Inc. ........................................................................        931,400     $  3,921,194
  a Tanox Inc. ...........................................................................        216,800        2,085,616
  a Telik Inc. ...........................................................................        739,900       11,986,380
a,b Tercica Inc. .........................................................................        167,600        1,213,424
  a Theravance Inc. ......................................................................        134,900        2,387,730
a,b Titan Pharmaceuticals Inc. ...........................................................        419,600          906,336
a,b Trimeris Inc. ........................................................................        242,000        2,407,900
a,b Vertex Pharmaceuticals Inc. ..........................................................        515,400        4,916,916
  a Vicuron Pharmaceuticals Inc. .........................................................        560,100        9,157,635
a,b Xcyte Therapies Inc. .................................................................        279,550          262,777
                                                                                                              -------------
                                                                                                               403,329,839
                                                                                                              -------------

    MEDICAL SPECIALTIES 2.1%
  a Cypress Bioscience Inc. ..............................................................        246,200        2,535,860
  a Nektar Therapeutics ..................................................................        531,900        7,584,894
                                                                                                              -------------
                                                                                                                10,120,754
                                                                                                              -------------

    OTHER PHARMACEUTICALS 10.4%
a,b Atherogenics Inc. ....................................................................        330,800        3,552,792
a,b Avanir Pharmaceuticals, A ............................................................      1,686,700        5,127,568
  a Cubist Pharmaceuticals Inc. ..........................................................        635,300        5,749,465
a,b Favrille Inc. ........................................................................        173,100          666,435
  a Inspire Pharmaceuticals Inc. .........................................................        569,323        4,019,420
  a Pharmion Corp. .......................................................................        336,300        7,768,530
  a Pozen Inc. ...........................................................................        332,600        2,331,526
  a Salix Pharmaceuticals Ltd. (Canada) ..................................................        575,300        8,226,790
a,b Sepracor Inc. ........................................................................        219,000       13,122,480
                                                                                                              -------------
                                                                                                                50,565,006
                                                                                                              -------------
    TOTAL COMMON STOCKS AND WARRANTS (COST $377,858,504)..................................                     464,015,599
                                                                                                              -------------

    CONVERTIBLE PREFERRED STOCKS 2.2%
    BIOTECHNOLOGY 2.2%
a,c Fibrogen Inc., cvt. pfd., E ..........................................................      2,227,172       10,133,633
    Xcyte Therapies Inc., cvt. pfd. ......................................................         75,000          502,500
                                                                                                              -------------
    TOTAL CONVERTIBLE PREFERRED STOCKS (COST $10,750,002).................................                      10,636,133
                                                                                                              -------------
    TOTAL LONG TERM INVESTMENTS (COST $388,608,506).......................................                     474,651,732
                                                                                                              -------------

    SHORT TERM INVESTMENTS 12.4%
    MONEY FUND (COST $11,479,307) 2.4%
  d Franklin Institutional Fiduciary Trust Money Market Portfolio ........................     11,479,307       11,479,307
                                                                                                              -------------




                                                              Annual Report | 53

Franklin Strategic Series

----------------------------------------------------------------------------------------------------------------------------
    FRANKLIN BIOTECHNOLOGY DISCOVERY FUND                                                  PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS (CONT.)
    REPURCHASE AGREEMENTS 10.0%
e,f Barclays Capital  Inc., 2.97%, 5/02/05 (Maturity Value $6,158,032) Collateralized by
     U.S. Government Agency Securities, 4.088% - 5.50%, 5/01/19 - 5/01/38 ................    $ 6,156,508     $  6,156,508
e,f Bear Stearns & Co., Inc., 2.95%, 5/02/05 (Maturity Value $6,737,208) Collateralized by
     gU.S. Government Agency Securities, 0.00% - 8.25%, 5/13/05 - 7/15/32 ................      6,735,552        6,735,552
e,f Citigroup Global Markets Inc., 2.97%, 5/02/05 (Maturity Value $4,619,524) Collateralized by
     gU.S. Government Agency Securities, 5/27/05 - 8/01/05 ...............................      4,618,381        4,618,381
e,f Deutsche Bank Securities Inc., 2.95%, 5/02/05 (Maturity Value $11,003,605) Collateralized by
     gU.S. Treasury Notes and U.S. Government Agency Securities, 0.00% - 8.00%,
     6/08/05 - 2/15/27 ...................................................................     11,000,901       11,000,901
e,f JP Morgan Securities, 2.95%, 5/02/05 (Maturity Value $8,359,740) Collateralized by
     gU.S. Government Agency Securities, 0.00% - 7.125%, 8/15/05 - 1/15/30 ...............      8,357,685        8,357,685
e,f Morgan Stanley & Co. Inc., 2.97%, 5/02/05 (Maturity Value $12,020,965) Collateralized by
     U.S. Government Agency Securities, 4.00% - 6.50%, 5/01/14 - 5/01/35 .................     12,017,991       12,017,991
                                                                                                              -------------

    TOTAL REPURCHASE AGREEMENTS (COST $48,887,018) .......................................                      48,887,018
                                                                                                              -------------

    TOTAL INVESTMENTS (COST $448,974,831) 110.1% .........................................                     535,018,057
    OTHER ASSETS, LESS LIABILITIES (10.1)% ...............................................                     (49,109,542)
                                                                                                              -------------

    NET ASSETS 100.0% ....................................................................                    $485,908,515
                                                                                                              =============





a Non-income producing.
b A portion or all of the security is on loan as of April 30, 2005. See Note
1(f).
c See Note 8 regarding restricted securities.
d See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.
e See Note 1(c) regarding repurchase agreements.
f Investments from cash collateral received for loaned securities. See Note
1(f).
g A portion or all of the security is traded on a discount basis with no stated coupon rate.



54 |  See notes to financial statements.  |  Annual Report

Franklin Strategic Series

FINANCIAL HIGHLIGHTS


FRANKLIN GLOBAL COMMUNICATIONS FUND

                                                                    -----------------------------------------------------------
                                                                                          YEAR ENDED APRIL 30,
CLASS A                                                                  2005         2004       2003        2002        2001
                                                                    -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................          $7.63        $5.92      $6.85      $10.70      $19.98
                                                                    -----------------------------------------------------------

Income from investment operations:

 Net investment income (loss) a ..............................             --c          --e        --f      (0.01)         --

 Net realized and unrealized gains (losses) ..................           0.33         1.71      (0.93)      (3.84)      (7.56)
                                                                    -----------------------------------------------------------
Total from investment operations .............................           0.33         1.71      (0.93)      (3.85)      (7.56)
                                                                    -----------------------------------------------------------
Less distributions from:

 Net investment income .......................................          (0.02)          --         --          --       (0.04)

 Net realized gains (losses) .................................             --           --         --          --       (1.68)
                                                                    -----------------------------------------------------------
Total distributions ..........................................          (0.02)          --         --          --       (1.72)
                                                                    -----------------------------------------------------------
Redemption fees ..............................................             --d          --         --          --          --
                                                                    -----------------------------------------------------------
Net asset value, end of year .................................          $7.94        $7.63      $5.92       $6.85      $10.70
                                                                    -----------------------------------------------------------

Total return b ...............................................          4.32%       28.89%   (13.58)%    (35.98)%    (39.49)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................        $49,926      $59,702    $53,722     $80,581    $159,050

Ratios to average net assets:

 Expenses ....................................................          1.47%        1.47%      1.67%       1.27%       1.01%

 Net investment income (loss) ................................          0.04%      (0.03)%    (0.05)%     (0.13)%       0.02%

Portfolio turnover rate ......................................        171.40%      137.83%     94.95%      81.70%     124.61%



a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge.
c Actual net investment income per share is $0.003.
d Amount is less than $0.01 per share.
e Actual net investment loss per share is $(0.002).
f Actual net investment loss per share is $(0.003).



                         Annual Report | See notes to financial statements. | 55

Franklin Strategic Series

FRANKLIN GLOBAL COMMUNICATIONS FUND (CONTINUED)

                                                                    -----------------------------------------------------------
                                                                                          YEAR ENDED APRIL 30,
CLASS B                                                                  2005         2004       2003        2002        2001
                                                                    -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................          $7.33        $5.73      $6.67      $10.50      $19.80
                                                                    -----------------------------------------------------------

Income from investment operations:

 Net investment income (loss) a ..............................          (0.05)       (0.05)     (0.04)      (0.07)      (0.11)

 Net realized and unrealized gains (losses) ..................           0.31         1.65      (0.90)      (3.76)      (7.47)
                                                                    -----------------------------------------------------------
Total from investment operations .............................           0.26         1.60      (0.94)      (3.83)      (7.58)
                                                                    -----------------------------------------------------------
Less distributions from:

 Net investment income .......................................             --           --         --          --       (0.04)

 Net realized gains (losses) .................................             --           --         --          --       (1.68)
                                                                    -----------------------------------------------------------
Total distributions ..........................................             --           --         --          --       (1.72)
                                                                    -----------------------------------------------------------
Redemption fees ..............................................             --c          --         --          --          --
                                                                    -----------------------------------------------------------
Net asset value, end of year .................................          $7.59        $7.33      $5.73       $6.67      $10.50
                                                                    -----------------------------------------------------------

Total return b ...............................................          3.69%       27.75%   (14.09)%    (36.48)%    (39.94)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................         $2,663       $3,170     $2,690      $3,675      $6,106

Ratios to average net assets:

 Expenses ....................................................          2.21%        2.22%      2.36%       2.01%       1.77%

 Net investment income (loss) ................................        (0.70)%      (0.78)%    (0.74)%     (0.87)%     (0.73)%

Portfolio turnover rate ......................................        171.40%      137.83%     94.95%      81.70%     124.61%




a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge. c Amount is less than $0.01 per share.




56 | See notes to financial statements. | Annual Report

Franklin Strategic Series

FRANKLIN GLOBAL COMMUNICATIONS FUND (CONTINUED)

                                                                    -----------------------------------------------------------
                                                                                          YEAR ENDED APRIL 30,
CLASS C                                                                  2005         2004       2003        2002        2001
                                                                    -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................          $7.34        $5.74      $6.69      $10.53      $19.79
                                                                    -----------------------------------------------------------
Income from investment operations:

 Net investment income (loss)a ...............................          (0.05)       (0.05)     (0.05)      (0.07)      (0.11)

 Net realized and unrealized gains (losses) ..................           0.31         1.65      (0.90)      (3.77)      (7.47)
                                                                    -----------------------------------------------------------
Total from investment operations .............................           0.26         1.60      (0.95)      (3.84)      (7.58)
                                                                    -----------------------------------------------------------
Less distributions from net realized gains (losses) ..........             --           --         --          --       (1.68)
                                                                    -----------------------------------------------------------
Redemption fees ..............................................             --c          --         --          --          --
                                                                    -----------------------------------------------------------
Net asset value, end of year .................................          $7.60        $7.34      $5.74       $6.69      $10.53
                                                                    -----------------------------------------------------------

Total return b ...............................................          3.54%       27.87%   (14.20)%    (36.47)%    (39.93)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................         $7,054       $8,633     $7,377     $10,563     $20,939

Ratios to average net assets:

 Expenses ....................................................          2.22%        2.22%      2.47%       2.01%       1.76%

 Net investment income (loss) ................................        (0.71)%      (0.78)%    (0.85)%     (0.87)%     (0.73)%

Portfolio turnover rate ......................................        171.40%      137.83%     94.95%      81.70%     124.61%




a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge. c Amount is less than $0.01 per share.




                         Annual Report | See notes to financial statements. | 57

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2005



---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN GLOBAL COMMUNICATIONS FUND                                            COUNTRY          SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 97.7%
  AEROSPACE & DEFENSE 0.7%
a Essex Corp. .............................................................    United States        29,100     $   446,976
                                                                                                               ------------

  BROADCASTING 13.4%
a Central European Media Enterprises Ltd., A ..............................    United States        13,300         611,800
a Cumulus Media Inc., A ...................................................    United States        42,400         550,352
a Emmis Communications Corp., A ...........................................    United States        34,100         526,163
a Entravision Communications Corp. ........................................    United States        47,300         372,251
  Grupo Televisa SA, ADR ..................................................       Mexico            39,600       2,224,728
a Radio One Inc., D .......................................................    United States        99,800       1,304,386
a Univision Communications Inc., A ........................................    United States        57,100       1,501,159
a Westwood One Inc. .......................................................    United States         7,900         144,570
a XM Satellite Radio Holdings Inc., A .....................................    United States        26,800         743,432
                                                                                                               ------------
                                                                                                                 7,978,841
                                                                                                               ------------

  CABLE/SATELLITE TV 2.5%
a Comcast Corp., A ........................................................    United States        47,000       1,491,310
                                                                                                               ------------

  COMPUTER COMMUNICATIONS 1.1%
a Avaya Inc. ..............................................................    United States        76,300         662,284
                                                                                                               ------------

  COMPUTER PERIPHERALS 1.2%
a ATI Technologies Inc. ...................................................       Canada            49,100         726,680
                                                                                                               ------------

  COMPUTER PROCESSING HARDWARE 0.3%
a Verifone Holdings Inc. ..................................................    United States        16,200         174,150
                                                                                                               ------------

  ELECTRONIC EQUIPMENT/INSTRUMENTS 0.2%
a Dolby Laboratories Inc., A ..............................................    United States         4,400          89,980
                                                                                                               ------------

  ELECTRONICS DISTRIBUTORS 0.9%
a Brightpoint Inc. ........................................................    United States        25,500         538,560
                                                                                                               ------------

  INTERNET SOFTWARE/SERVICES 7.4%
a Google Inc., A ..........................................................    United States         2,500         550,000
a JAMDAT Mobile Inc. ......................................................    United States        20,500         349,730
a OpenTV Corp., A .........................................................    United States       114,900         250,482
a RealNetworks Inc. .......................................................    United States       200,800       1,236,928
a VeriSign Inc. ...........................................................    United States        21,900         579,474
a Websense Inc. ...........................................................    United States         8,500         450,925
a Yahoo! Inc. .............................................................    United States        29,200       1,007,692
                                                                                                               ------------
                                                                                                                 4,425,231
                                                                                                               ------------

  MAJOR TELECOMMUNICATIONS 21.3%
  Alltel Corp. ............................................................    United States        33,800       1,925,248
  BellSouth Corp. .........................................................    United States        60,700       1,607,943
  PT Telekomunikasi Indonesia, B ..........................................      Indonesia       1,719,000         767,892
  SBC Communications Inc. .................................................    United States        52,500       1,249,500
  Sprint Corp. ............................................................    United States       123,700       2,753,562
  Telecom Corp. of New Zealand Ltd. .......................................     New Zealand        310,036       1,372,853
  Telefonica SA, ADR ......................................................        Spain            23,642       1,205,742



58 |  Annual Report

Franklin Strategic Series

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN GLOBAL COMMUNICATIONS FUND                                            COUNTRY          SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  MAJOR TELECOMMUNICATIONS (CONT.)
  Telus Corp. .............................................................       Canada             5,200     $   159,997
  Telus Corp. (Non Voting) ................................................       Canada            55,700       1,661,531
                                                                                                               ------------
                                                                                                                12,704,268
                                                                                                               ------------

  MEDIA CONGLOMERATES 7.5%
  News Corp. Ltd., A ......................................................    United States        61,100         933,608
a Time Warner Inc. ........................................................    United States        53,000         890,930
  Viacom Inc., B ..........................................................    United States        45,600       1,578,672
  The Walt Disney Co. .....................................................    United States        40,900       1,079,760
                                                                                                               ------------
                                                                                                                 4,482,970
                                                                                                               ------------

  MISCELLANEOUS COMMERCIAL SERVICES 2.2%
a Afk Sistema, GDR ........................................................       Russia            83,500       1,299,895
                                                                                                               ------------

  SEMICONDUCTORS 1.0%
a Marvell Technology Group Ltd. ...........................................       Bermuda           18,100         605,988
                                                                                                               ------------

  SPECIALTY TELECOMMUNICATIONS 7.7%
a American Tower Corp., A .................................................    United States        80,200       1,381,846
  Citizens Communications Co. .............................................    United States        50,600         645,150
a Crown Castle International Corp. ........................................    United States        49,038         790,983
a Orascom Telecom, GDR ....................................................        Egypt            12,800         523,750
a SpectraSite Inc. ........................................................    United States        21,800       1,223,634
                                                                                                               ------------
                                                                                                                 4,565,363
                                                                                                               ------------

  TELECOMMUNICATIONS EQUIPMENT 10.4%
a Comverse Technology Inc. ................................................    United States        27,900         635,841
a Lucent Technologies Inc. ................................................    United States       234,800         570,564
  Nokia Corp., ADR ........................................................       Finland          161,900       2,587,162
  QUALCOMM Inc. ...........................................................    United States        37,200       1,297,908
a Research in Motion Ltd. .................................................       Canada             4,700         302,727
a Trimble Navigation Ltd. .................................................    United States        22,900         788,218
                                                                                                               ------------
                                                                                                                 6,182,420
                                                                                                               ------------

  WIRELESS COMMUNICATIONS 19.9%
  America Movil SA de CV, L, ADR ..........................................       Mexico            67,200       3,336,480
a Europolitan Holdings AB .................................................       Sweden           134,100         928,878
a InPhonic Inc. ...........................................................    United States        28,900         445,638
a Nextel Communications Inc., A ...........................................    United States        34,800         974,052
a Nextel Partners Inc., A .................................................    United States        52,800       1,241,856
a NII Holdings Inc., B ....................................................    United States         8,700         435,609
  Rogers Communications Inc., B ...........................................       Canada            52,200       1,502,985
  Turkcell Iletisim Hizmetleri AS, ADR ....................................       Turkey            37,321         580,715
a UbiquiTel Inc. ..........................................................    United States       121,000         874,830
a U.S. Unwired Inc., A ....................................................    United States       146,700         705,627
  Vodafone Group PLC, ADR .................................................   United Kingdom        32,900         860,006
                                                                                                               ------------
                                                                                                                11,886,676
                                                                                                               ------------
  TOTAL COMMON STOCKS (COST $51,736,967) ..................................                                     58,261,592
                                                                                                               ------------



                                                              Annual Report | 59

Franklin Strategic Series

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN GLOBAL COMMUNICATIONS FUND                                            COUNTRY          SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
  CONVERTIBLE PREFERRED STOCK (COST $1,249,994) 0.0%
  TELECOMMUNICATIONS EQUIPMENT 0.0%
a,b Kestrel Solutions, cvt. pfd., D .......................................    United States        95,932     $        --
                                                                                                               ------------

  PREFERRED STOCK (COST $366,075) 0.7%
  TELECOMMUNICATIONS EQUIPMENT 0.7%
  Tele Norte Leste Participacoes SA, ADR, pfd. ............................       Brazil            26,400         390,720
                                                                                                               ------------
  TOTAL LONG TERM INVESTMENTS (COST $53,353,036) ..........................                                     58,652,312
                                                                                                               ------------

  SHORT TERM INVESTMENT (COST $1,383,971) 2.3%
  MONEY FUND
c Franklin Institutional Fiduciary Trust Money Market Portfolio ...........    United States     1,383,971       1,383,971
                                                                                                               ------------
  TOTAL INVESTMENTS (COST $54,737,007) 100.7% .............................                                     60,036,283
  OTHER ASSETS, LESS LIABILITIES (0.7)% ...................................                                       (393,334)
                                                                                                               ------------
  NET ASSETS 100.0% .......................................................                                    $59,642,949
                                                                                                               ============




See Selected Portfolio Abbreviations on page 80.

a  Non-income producing.
b See Note 8 regarding restricted securities.
c See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.




60 | See notes to financial statements. | Annual Report

Franklin Strategic Series

FINANCIAL HIGHLIGHTS


FRANKLIN GLOBAL HEALTH CARE FUND

                                                                     ------------------------------------------------------------
                                                                                          YEAR ENDED APRIL 30,
CLASS A                                                                  2005         2004       2003        2002        2001
                                                                     ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................         $19.86       $15.53     $20.80      $23.29      $20.29
                                                                     ------------------------------------------------------------

Income from investment operations:

 Net investment income (loss)a ...............................          (0.08)       (0.10)     (0.09)      (0.15)      (0.10)

 Net realized and unrealized gains (losses) ..................           0.58         4.43      (4.62)      (2.30)       4.71
                                                                     ------------------------------------------------------------
Total from investment operations .............................           0.50         4.33      (4.71)      (2.45)       4.61
                                                                     ------------------------------------------------------------
Less distributions from:

 Net investment income .......................................             --           --         --          --       (0.11)

 Net realized gains (losses) .................................             --           --      (0.56)      (0.04)      (1.50)
                                                                     ------------------------------------------------------------
Total distributions ..........................................             --           --      (0.56)      (0.04)      (1.61)
                                                                     ------------------------------------------------------------
Redemption fees ..............................................             --c          --         --          --          --
                                                                     ------------------------------------------------------------
Net asset value, end of year .................................         $20.36       $19.86     $15.53      $20.80      $23.29
                                                                     ------------------------------------------------------------

Total return b ...............................................          2.52%       27.88%    (22.56)%    (10.53)%     22.00%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................        $86,934      $91,314    $73,991    $110,062    $131,063

Ratios to average net assets:

 Expenses ....................................................          1.32%        1.36%      1.44%       1.22%       1.17%

 Net investment income (loss) ................................        (0.42)%      (0.52)%    (0.54)%     (0.65)%     (0.40)%

Portfolio turnover rate ......................................         77.50%       82.63%    137.37%     120.47%     131.79%




a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge.
c Amount is less than $0.01 per share.



                         Annual Report | See notes to financial statements. | 61

Franklin Strategic Series

FRANKLIN GLOBAL HEALTH CARE FUND (CONTINUED)

                                                                     ------------------------------------------------------------
                                                                                          YEAR ENDED APRIL 30,
CLASS B                                                                  2005         2004       2003        2002        2001
                                                                     ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................         $19.10       $15.04     $20.33      $22.93      $20.09
                                                                     ------------------------------------------------------------

Income from investment operations:

 Net investment income (loss) a ..............................          (0.22)       (0.23)     (0.20)      (0.31)      (0.29)

 Net realized and unrealized gains (losses) ..................           0.56         4.29      (4.53)      (2.25)       4.67
                                                                     ------------------------------------------------------------
Total from investment operations .............................           0.34         4.06      (4.73)      (2.56)       4.38
                                                                     ------------------------------------------------------------
Less distributions from:

 Net investment income .......................................             --           --         --          --       (0.04)

 Net realized gains (losses) .................................             --           --      (0.56)      (0.04)      (1.50)
                                                                     ------------------------------------------------------------
Total distributions ..........................................             --           --      (0.56)      (0.04)      (1.54)
                                                                     ------------------------------------------------------------
Redemption fees ..............................................             --c          --         --          --          --
                                                                     ------------------------------------------------------------
Net asset value, end of year .................................         $19.44       $19.10     $15.04      $20.33      $22.93
                                                                     ------------------------------------------------------------

Total return b ...............................................          1.78%       26.91%   (23.10)%    (11.22)%      21.06%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................        $12,060      $13,054     $8,892     $13,021     $12,873

Ratios to average net assets:

 Expenses ....................................................          2.06%        2.11%      2.18%       1.97%       1.92%

 Net investment income (loss) ................................        (1.16)%      (1.27)%    (1.28)%     (1.40)%     (1.17)%

Portfolio turnover rate ......................................         77.50%       82.63%    137.37%     120.47%     131.79%



a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge. c Amount is less than $0.01 per share.


62 | See notes to financial statements. | Annual Report

Franklin Strategic Series

FRANKLIN GLOBAL HEALTH CARE FUND (CONTINUED)

                                                                     ------------------------------------------------------------
                                                                                         YEAR ENDED APRIL 30,
CLASS C                                                                  2005         2004       2003        2002        2001
                                                                     ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................         $18.92       $14.90     $20.15      $22.72      $19.89
                                                                     ------------------------------------------------------------

Income from investment operations:

 Net investment income (loss) a ..............................          (0.22)       (0.22)     (0.20)      (0.30)      (0.28)

 Net realized and unrealized gains (losses) ..................           0.54         4.24      (4.49)      (2.23)       4.61
                                                                     ------------------------------------------------------------
Total from investment operations .............................           0.32         4.02      (4.69)      (2.53)       4.33
                                                                     ------------------------------------------------------------
Less distributions from net realized gains (losses) ..........             --           --      (0.56)      (0.04)      (1.50)
                                                                     ------------------------------------------------------------
Redemption fees ..............................................             --c          --         --          --          --
                                                                     ------------------------------------------------------------
Net asset value, end of year .................................         $19.24       $18.92     $14.90      $20.15      $22.72
                                                                     ------------------------------------------------------------

Total return b ...............................................          1.69%       26.98%    (23.16)%    (11.19)%     21.05%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................        $22,021      $23,850    $18,700     $28,538     $32,212

Ratios to average net assets:

 Expenses ....................................................          2.07%        2.11%      2.19%       1.96%       1.92%

 Net investment income (loss) ................................        (1.17)%      (1.27)%    (1.29)%     (1.39)%     (1.15)%

Portfolio turnover rate ......................................         77.50%       82.63%    137.37%     120.47%     131.79%




a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge. c Amount is less than $0.01 per share.



                         Annual Report | See notes to financial statements. | 63

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2005


---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN GLOBAL HEALTH CARE FUND                                               COUNTRY         SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 94.5%
  BIOTECHNOLOGY 11.8%
a Amgen Inc. .............................................................     United States        71,800    $  4,179,478
a Angiotech Pharmaceuticals Inc. .........................................        Canada            31,100         422,649
a Biogen Idec Inc. .......................................................     United States        34,600       1,253,904
a Celgene Corp. ..........................................................     United States        24,600         932,586
a Charles River Laboratories International Inc. ..........................     United States         3,900         184,743
a Corixa Corp. ...........................................................     United States       147,700         456,393
a Eyetech Pharmaceuticals Inc. ...........................................     United States        22,800         524,172
a Invitrogen Corp. .......................................................     United States        22,300       1,633,921
a Ista Pharmaceuticals Inc. ..............................................     United States        55,100         419,311
a Keryx Biopharmaceuticals Inc. ..........................................     United States        41,400         599,886
a MGI Pharma Inc. ........................................................     United States        30,400         670,320
a Neurocrine Biosciences Inc. ............................................     United States        13,800         482,448
a Protein Design Labs Inc. ...............................................     United States        42,900         767,052
a Regeneration Technologies Inc. .........................................     United States        61,600         566,104
a SuperGen Inc. ..........................................................     United States        48,700         205,027
a Telik Inc. .............................................................     United States        45,100         730,620
a Xenogen Corp. ..........................................................     United States        56,900         253,774
                                                                                                              -------------
                                                                                                                14,282,388
                                                                                                              -------------

  ELECTRICAL PRODUCTS 0.5%
a Wilson Greatbatch Technologies Inc. ....................................     United States        32,100         615,678
                                                                                                              -------------

  ELECTRONIC EQUIPMENT/INSTRUMENTS 0.9%
a Thermo Electron Corp. ..................................................     United States        45,800       1,144,084
                                                                                                              -------------

  GENERIC PHARMACEUTICALS 2.5%
a Impax Laboratories Inc. ................................................     United States        53,200         865,564
a Taro Pharmaceutical Industries Ltd. ....................................     United States        44,000       1,278,640
a Watson Pharmaceuticals Inc. ............................................     United States        28,600         858,000
                                                                                                              -------------
                                                                                                                 3,002,204
                                                                                                              -------------

  HOSPITAL/NURSING MANAGEMENT 4.7%
a Community Health Systems Inc. ..........................................     United States        64,100       2,336,445
a Genesis HealthCare Corp. ...............................................     United States        14,150         564,585
a LifePoint Hospitals Inc. ...............................................     United States        30,900       1,373,505
a Triad Hospitals Inc. ...................................................     United States        26,500       1,358,125
                                                                                                              -------------
                                                                                                                 5,632,660
                                                                                                              -------------

  INDUSTRIAL SPECIALTIES 0.8%
  Mine Safety Appliances Co. .............................................     United States        28,100       1,003,170
                                                                                                              -------------

  MAJOR PHARMACEUTICALS 29.0%
  Abbott Laboratories ....................................................     United States        32,900       1,617,364
  Eli Lilly & Co. ........................................................     United States        22,900       1,338,963
  Johnson & Johnson ......................................................     United States        92,400       6,341,412
  Merck KGaA .............................................................        Germany           36,000       2,732,641
  Novartis AG ............................................................      Switzerland         76,200       3,687,867
  Pfizer Inc. ............................................................     United States       227,860       6,190,956
  Roche Holding AG .......................................................      Switzerland         39,900       4,789,268




64 |  Annual Report

Franklin Strategic Series

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN GLOBAL HEALTH CARE FUND                                               COUNTRY          SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  MAJOR PHARMACEUTICALS (CONT.)
  Sanofi-Aventis .........................................................        France            14,300    $  1,258,405
  Wyeth ..................................................................     United States       159,900       7,185,906
                                                                                                              -------------
                                                                                                                35,142,782
                                                                                                              -------------

  MANAGED HEALTH CARE 12.3%
  Aetna Inc. .............................................................     United States        33,000       2,421,210
a Caremark Rx Inc. .......................................................     United States        59,500       2,382,975
a Health Net Inc., A .....................................................     United States        47,800       1,626,634
a Molina Healthcare Inc. .................................................     United States         8,400         367,500
a PacifiCare Health Systems Inc. .........................................     United States        33,700       2,013,912
a Sierra Health Services Inc. ............................................     United States        21,600       1,397,304
a Wellpoint Inc. .........................................................     United States        36,300       4,637,325
                                                                                                              -------------
                                                                                                                14,846,860
                                                                                                              -------------

  MEDICAL DISTRIBUTORS 1.3%
a Andrx Group ............................................................     United States        17,500         348,425
  Cardinal Health Inc. ...................................................     United States        21,900       1,216,983
                                                                                                              -------------
                                                                                                                 1,565,408
                                                                                                              -------------

  MEDICAL SPECIALTIES 15.5%
a Advanced Neuromodulation Systems Inc. ..................................     United States        15,400         463,694
  Baxter International Inc. ..............................................     United States        78,400       2,908,640
  Beckman Coulter Inc. ...................................................     United States        19,800       1,320,858
a Bio-Rad Laboratories Inc., A ...........................................     United States        16,600         802,444
a Boston Scientific Corp. ................................................     United States        30,200         893,316
a Cytyc Corp. ............................................................     United States        24,200         515,702
  DENTSPLY International Inc. ............................................     United States        38,400       2,098,944
a Digene Corp. ...........................................................     United States        29,500         561,975
a Fisher Scientific International Inc. ...................................     United States        28,784       1,709,194
  Hillenbrand Industries Inc. ............................................     United States        18,900       1,043,658
a INAMED Corp. ...........................................................     United States        17,500       1,064,700
a Molecular Devices Corp. ................................................     United States        45,600         861,840
a Nektar Therapeutics ....................................................     United States        45,900         654,534
  Smith & Nephew PLC .....................................................    United Kingdom       148,500       1,521,690
a STAAR Surgical Co. .....................................................     United States        79,100         299,789
a STERIS Corp. ...........................................................     United States        44,000       1,041,920
a Symmetry Medical Inc. ..................................................     United States        17,700         304,440
a Thermogenesis Corp. ....................................................     United States        82,800         284,004
a Zoll Medical Corp. .....................................................     United States        18,100         411,594
                                                                                                              -------------
                                                                                                                18,762,936
                                                                                                              -------------

  MEDICAL/NURSING SERVICES 2.8%
a DaVita Inc. ............................................................     United States        31,600       1,273,480
a Diagnosticos Da America SA, ADR, 144A ..................................        Brazil            21,400         711,287
a Hanger Orthopedic Group Inc. ...........................................     United States        45,200         263,968
a Kindred Healthcare Inc. ................................................     United States        34,500       1,135,050
                                                                                                              -------------
                                                                                                                 3,383,785
                                                                                                              -------------



                                                              Annual Report | 65

Franklin Strategic Series

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN GLOBAL HEALTH CARE FUND                                               COUNTRY         SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  OTHER PHARMACEUTICALS 5.2%
a AtheroGenics Inc. ......................................................     United States        33,000    $    354,420
a Auxilium Pharmaceuticals Inc. ..........................................     United States        55,200         265,512
a Connetics Corp. ........................................................     United States        44,600         969,158
a Forest Laboratories Inc. ...............................................     United States        37,500       1,338,000
  Medicis Pharmaceutical Corp., A ........................................     United States        14,800         415,880
a Pharmion Corp. .........................................................     United States        19,400         448,140
a Salix Pharmaceuticals Ltd. .............................................        Canada            26,800         383,240
a Sepracor Inc. ..........................................................     United States        10,800         647,136
  Shire Pharmaceuticals Group PLC, ADR ...................................    United Kingdom        48,600       1,510,488
                                                                                                              -------------
                                                                                                                 6,331,974
                                                                                                              -------------

  PACKAGED SOFTWARE 0.4%
a Intralase Corp. ........................................................     United States        27,400         458,128
                                                                                                              -------------

  SERVICES TO THE HEALTH INDUSTRY 6.8%
a Accredo Health Inc. ....................................................     United States        33,300       1,508,490
a Emageon Inc. ...........................................................     United States        21,200         334,324
a HealthSouth Corp. ......................................................     United States       209,100       1,076,865
  Omnicare Inc. ..........................................................     United States        40,000       1,386,800
a Pharmaceutical Product Development Inc. ................................     United States        85,700       3,889,066
                                                                                                              -------------
                                                                                                                 8,195,545
                                                                                                              -------------
  TOTAL COMMON STOCKS (COST $98,260,109) .................................                                     114,367,602
                                                                                                              -------------
  CONVERTIBLE PREFERRED STOCK (COST $1,500,004) 0.6%
  HEALTH TECHNOLOGY 0.6%
a,b Masimo Corp., cvt. pfd., F ...........................................     United States       136,364         750,002
                                                                                                              -------------
  TOTAL LONG TERM INVESTMENTS (COST $99,760,113) .........................                                     115,117,604
                                                                                                              -------------
  SHORT TERM INVESTMENT (COST $6,123,078) 5.1%
  MONEY FUND
c Franklin Institutional Fiduciary Trust Money Market Portfolio ..........     United States     6,123,078       6,123,078
                                                                                                              -------------
  TOTAL INVESTMENTS (COST $105,883,191) 100.2% ...........................                                     121,240,682
  OTHER ASSETS, LESS LIABILITIES (0.2)% ..................................                                        (226,226)
                                                                                                              -------------
  NET ASSETS 100.0% ......................................................                                    $121,014,456
                                                                                                              =============




See Selected Portfolio Abbreviations on page 80.

a Non-income producing.
b See Note 8 regarding restricted securities.
c See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.







66 | See notes to financial statements. | Annual Report

Franklin Strategic Series

FINANCIAL HIGHLIGHTS


FRANKLIN NATURAL RESOURCES FUND

                                                                    -----------------------------------------------------------
                                                                                          YEAR ENDED APRIL 30,
CLASS A                                                                  2005         2004       2003        2002        2001
                                                                    -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................         $18.80       $13.60     $16.96      $19.36      $15.74
                                                                    -----------------------------------------------------------

Income from investment operations:

 Net investment income (loss) a ..............................           0.04        (0.04)      0.01        0.04        0.12

 Net realized and unrealized gains (losses) ..................           5.48         5.26      (3.33)      (2.08)       3.58
                                                                    -----------------------------------------------------------
Total from investment operations .............................           5.52         5.22      (3.32)      (2.04)       3.70
                                                                    -----------------------------------------------------------
Less distributions from:

 Net investment income .......................................             --        (0.02)     (0.04)      (0.08)      (0.08)

 Net realized gains (losses) .................................             --           --         --       (0.28)         --
                                                                    -----------------------------------------------------------
Total distributions ..........................................             --        (0.02)     (0.04)      (0.36)      (0.08)
                                                                    -----------------------------------------------------------
Redemption fees ..............................................             --c          --         --          --          --
                                                                    -----------------------------------------------------------
Net asset value, end of year .................................         $24.32       $18.80     $13.60      $16.96      $19.36
                                                                    -----------------------------------------------------------

Total return b ...............................................         29.36%       38.36%   (19.62)%    (10.12)%      23.55%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................       $211,327     $102,725    $39,515     $58,085     $58,721

Ratios to average net assets:

 Expenses ....................................................          1.08%        1.27%      1.34%       1.31%       1.26%

 Expenses net of waiver and payments by affiliate ............          1.08%        1.27%      1.34%       1.21%       1.01%

 Net investment income (loss) ................................          0.17%      (0.24)%      0.04%       0.30%       0.69%

Portfolio turnover rate ......................................         29.89%       59.53%     44.97%     100.37%      54.42%




a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge.
c Amount is less than $0.01 per share.


                         Annual Report | See notes to financial statements. | 67

Franklin Strategic Series

FRANKLIN NATURAL RESOURCES FUND (CONTINUED)

                                                                    -----------------------------------------------------------
                                                                                         YEAR ENDED APRIL 30,
ADVISOR CLASS                                                            2005         2004       2003        2002        2001
                                                                    -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................       $19.53       $14.11     $17.57      $19.99      $16.24
                                                                    -----------------------------------------------------------

Income from investment operations:

 Net investment incomea ........................................         0.13         0.02       0.05        0.10        0.19

 Net realized and unrealized gains (losses) ....................         5.69         5.45      (3.41)      (2.14)       3.70
                                                                    -----------------------------------------------------------
Total from investment operations ...............................         5.82         5.47      (3.36)      (2.04)       3.89
                                                                    -----------------------------------------------------------
Less distributions from:

 Net investment income .........................................           --        (0.05)     (0.10)      (0.10)      (0.14)

 Net realized gains (losses) ...................................           --           --         --       (0.28)         --
                                                                    -----------------------------------------------------------
Total distributions ............................................           --        (0.05)     (0.10)      (0.38)      (0.14)
                                                                    -----------------------------------------------------------
Redemption fees ................................................           --b          --         --          --          --
                                                                    -----------------------------------------------------------
Net asset value, end of year ...................................       $25.35       $19.53     $14.11      $17.57      $19.99
                                                                    -----------------------------------------------------------

Total return ...................................................       29.80%       38.83%   (19.18)%     (9.87)%      24.06%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................................      $33,048      $11,185       $460     $13,683     $13,992

Ratios to average net assets:

 Expenses ......................................................        0.73%        0.92%      1.03%       0.96%       0.91%

 Expenses net of waiver and payments by affiliate ..............        0.73%        0.92%      1.03%       0.86%       0.66%

 Net investment income .........................................        0.52%        0.11%      0.35%       0.63%       1.03%

Portfolio turnover rate ........................................       29.89%       59.53%     44.97%     100.37%      54.42%




a Based on average daily shares outstanding.
b Amount is less than $0.01 per share.



68 | See notes to financial statements. | Annual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2005


---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NATURAL RESOURCES FUND                                                COUNTRY          SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 94.5%
  ENERGY MINERALS 45.6%
a Alpha Natural Resources Inc. ............................................    United States        65,000    $  1,504,750
  Apache Corp. ............................................................    United States        54,000       3,039,660
a Bill Barrett Corp. ......................................................    United States        33,000         879,120
  BP PLC, ADR .............................................................   United Kingdom       160,000       9,744,000
  Burlington Resources Inc. ...............................................    United States        51,000       2,479,110
  Chesapeake Energy Corp. .................................................    United States       180,000       3,463,200
  ChevronTexaco Corp. .....................................................    United States       159,000       8,268,000
  ConocoPhillips ..........................................................    United States        63,000       6,605,550
  Devon Energy Corp. ......................................................    United States       110,000       4,968,700
  ExxonMobil Corp. ........................................................    United States       210,000      11,976,300
  Foundation Coal Holdings Inc. ...........................................    United States        82,000       1,914,700
a KCS Energy Inc. .........................................................    United States       120,000       1,684,800
  Kerr-McGee Corp. ........................................................    United States        45,000       3,492,000
a Meridian Resource Corp. .................................................    United States       250,000       1,010,000
a Newfield Exploration Co. ................................................    United States        74,000       5,256,220
  Noble Energy Inc. .......................................................    United States        75,000       4,809,000
  Occidental Petroleum Corp. ..............................................    United States       124,000       8,556,000
a Parallel Petroleum Corp. ................................................    United States       155,000       1,205,900
  Peabody Energy Corp. ....................................................    United States       130,000       5,690,100
  Petroleo Brasileiro SA, ADR .............................................       Brazil            43,000       1,802,990
  Pioneer Natural Resources Co. ...........................................    United States        43,000       1,748,380
  Royal Dutch Petroleum Co., N.Y. shs. ....................................     Netherlands         41,100       2,418,526
a Spinnaker Exploration Co. ...............................................    United States        75,000       2,400,750
  Talisman Energy Inc. ....................................................       Canada           118,000       3,557,700
  Total SA, B, ADR ........................................................       France            63,000       6,987,330
a Vaalco Energy Inc. ......................................................    United States       340,000       1,190,000
a Venture Production ......................................................   United Kingdom       100,000         561,444
a Warren Resources Inc. ...................................................    United States       150,000       1,284,000
  Western Gas Resources Inc. ..............................................    United States        52,000       1,737,320
  XTO Energy Inc. .........................................................    United States        40,000       1,206,800
                                                                                                              -------------
                                                                                                               111,442,350
                                                                                                              -------------

  INDUSTRIAL SERVICES 24.9%
  Baker Hughes Inc. .......................................................    United States        73,000       3,220,760
  BJ Services Co. .........................................................    United States        28,000       1,365,000
a Cal Dive International Inc. .............................................    United States        66,000       2,935,680
  ENSCO International Inc. ................................................    United States       110,000       3,586,000
a Global Industries Ltd. ..................................................    United States       180,000       1,735,200
  GlobalSantaFe Corp. .....................................................   Cayman Islands       110,000       3,696,000
a Grant Prideco Inc. ......................................................    United States       128,000       2,835,200
a Grey Wolf Inc. ..........................................................    United States       320,000       1,920,000
a Gulfmark Offshore Inc. ..................................................    United States        56,000       1,253,280
  Halliburton Co. .........................................................    United States       115,000       4,782,850
a Hornbeck Offshore Services Inc. .........................................    United States        60,000       1,380,000
a Nabors Industries Ltd. ..................................................       Bermuda           91,000       4,902,170
a National-Oilwell Varco Inc. .............................................    United States        91,000       3,616,340
  Noble Corp. .............................................................    United States        67,000       3,410,300
a Oil States International Inc. ...........................................    United States        60,000       1,218,600


                                                              Annual Report | 69

Franklin Strategic Series

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NATURAL RESOURCES FUND                                                COUNTRY          SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  INDUSTRIAL SERVICES (CONT.)
  Patterson UTI Energy Inc. ...............................................    United States       100,000    $  2,397,000
a Pioneer Drilling Co. ....................................................    United States        80,000       1,055,200
a Precision Drilling Corp. ................................................       Canada            23,000       1,659,910
  Rowan Cos. Inc. .........................................................    United States       156,000       4,138,680
  Smith International Inc. ................................................    United States        63,000       3,665,340
a Superior Energy Services Inc. ...........................................    United States        77,000       1,145,760
  Tidewater Inc. ..........................................................    United States        40,000       1,378,800
a Weatherford International Ltd. ..........................................       Bermuda           67,000       3,494,050
                                                                                                              -------------
                                                                                                                60,792,120
                                                                                                              -------------

  NON-ENERGY MINERALS 7.6%
  Alcoa Inc. ..............................................................    United States        85,000       2,466,700
  Barrick Gold Corp. ......................................................       Canada            85,000       1,897,200
a Centerra Gold Inc. ......................................................       Canada            22,600         341,132
a Centerra Gold Inc., 144A ................................................       Canada            44,400         670,189
  Cia Vale do Rio Doce, ADR ...............................................       Brazil            35,000         943,250
  Freeport McMoRan Copper & Gold Inc., B ..................................    United States        86,000       2,980,760
a Gammon Lake Resources Inc. ..............................................       Canada           211,500       1,278,661
a Meridian Gold Inc. ......................................................    United States        68,000       1,036,320
  Placer Dome Inc. ........................................................       Canada           105,000       1,402,800
  United States Steel Corp. ...............................................    United States        20,000         855,200
a Wheeling-Pittsburgh Corp. ...............................................    United States        46,000       1,103,540
  Xstrata AG ..............................................................     Switzerland        120,000       2,063,522
a Zinifex Ltd. ............................................................      Australia         675,000       1,569,878
                                                                                                              -------------
                                                                                                                18,609,152
                                                                                                              -------------

  PROCESS INDUSTRIES 13.9%
  Bowater Inc. ............................................................    United States        38,000       1,234,620
  Bunge Ltd. ..............................................................    United States       105,000       5,964,000
  Cabot Corp. .............................................................    United States       113,000       3,452,150
  Dow Chemical Co. ........................................................    United States       115,000       5,281,950
  E.I. du Pont de Nemours & Co. ...........................................    United States        49,000       2,308,390
a Graftech International Ltd. .............................................    United States       110,000         419,100
a Headwaters Inc. .........................................................    United States       113,000       3,612,610
  Lyondell Chemical Co. ...................................................    United States       127,000       3,186,430
  Minerals Technologies Inc. ..............................................    United States        60,000       3,919,200
  Nova Chemicals Corp. ....................................................       Canada            47,000       1,526,090
a Smurfit-Stone Container Corp. ...........................................    United States        90,000       1,179,900
a,b Solutia Inc. ..........................................................    United States       137,000         160,290
  Valspar Corp. ...........................................................    United States        30,000       1,239,900
  Westlake Chemical Corp. .................................................    United States        21,000         551,250
                                                                                                              -------------
                                                                                                                34,035,880
                                                                                                              -------------

  PRODUCER MANUFACTURING 1.1%
  Gibraltar Industries Inc. ...............................................    United States        61,000       1,281,610
a Terex Corp. .............................................................    United States        35,000       1,308,300
                                                                                                              -------------
                                                                                                                 2,589,910
                                                                                                              -------------




70 |  Annual Report

Franklin Strategic Series

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NATURAL RESOURCES FUND                                                COUNTRY          SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  TRANSPORTATION 1.4%
  Arlington Tankers Ltd. ..................................................       Bermuda           51,000    $  1,113,840
  Nordic American Tanker Shipping Ltd. ....................................       Norway            27,000       1,258,200
  Top Tankers Inc. ........................................................       Greece            76,000       1,187,880
                                                                                                              -------------
                                                                                                                 3,559,920
                                                                                                              -------------
  TOTAL COMMON STOCKS (COST $185,776,346) .................................                                    231,029,332
                                                                                                              -------------

  PREFERRED STOCK (COST $1,711,995) 0.7%
  NON-ENERGY MINERALS 0.7%
  Cia Vale do Rio Doce, ADR, pfd., A ......................................       Brazil            68,000       1,577,600
                                                                                                              -------------
  TOTAL LONG TERM INVESTMENTS (COST $187,488,341) .........................                                    232,606,932
                                                                                                              -------------

  SHORT TERM INVESTMENT (COST $12,007,634) 4.9%
  MONEY FUND
c Franklin Institutional Fiduciary Trust Money Market Portfolio ...........    United States    12,007,634      12,007,634
                                                                                                              -------------

  TOTAL INVESTMENTS (COST $199,495,975) 100.1% ............................                                    244,614,566
  OTHER ASSETS, LESS LIABILITIES (0.1)% ...................................                                       (239,412)
                                                                                                              -------------
  NET ASSETS 100.0% .......................................................                                   $244,375,154
                                                                                                              =============





See Selected Portfolio Abbreviations on page 80.

a Non-income producing.
b See Note 9 regarding other considerations.
c See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.



                         Annual Report | See notes to financial statements. | 71

Franklin Strategic Series

FINANCIAL HIGHLIGHTS


FRANKLIN TECHNOLOGY FUND

                                                                      ----------------------------------------------------------
                                                                                          YEAR ENDED APRIL 30,
CLASS A                                                                  2005         2004       2003        2002        2001 D
                                                                      ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................          $4.25        $3.19      $4.37       $6.41      $10.00
                                                                      ----------------------------------------------------------

Income from investment operations:

 Net investment income (loss) a ..............................          (0.05)       (0.05)     (0.05)      (0.05)      (0.08)

 Net realized and unrealized gains (losses) ..................           0.14         1.11      (1.13)      (1.99)      (3.51)
                                                                      ----------------------------------------------------------
Total from investment operations .............................           0.09         1.06      (1.18)      (2.04)      (3.59)
                                                                      ----------------------------------------------------------
Redemption fees ..............................................             --c          --         --          --          --
                                                                      ----------------------------------------------------------
Net asset value, end of year .................................          $4.34        $4.25      $3.19       $4.37      $ 6.41
                                                                      ----------------------------------------------------------

Total return b ...............................................          2.12%       33.23%   (27.00)%    (31.72)%    (36.00)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................        $27,626      $28,636    $20,018     $26,246     $33,598

Ratios to average net assets:

 Expenses ....................................................          1.73%        1.72%      2.01%       1.69%       1.68%

 Expenses net of waiver and payments by affiliate ............          1.73%        1.72%      2.01%       1.66%       1.40%

 Net investment income (loss) ................................        (1.02)%      (1.48)%    (1.81)%     (1.01)%     (0.88)%

Portfolio turnover rate ......................................         68.39%      141.34%    182.71%     141.03%     198.78%



a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge.
c Amount is less than $0.01 per share.
d For the year May 1, 2000 (commencement of operations) to April 30, 2001.




72 | See notes to financial statements. | Annual Report

Franklin Strategic Series

FRANKLIN TECHNOLOGY FUND  (CONTINUED)

                                                                     -----------------------------------------------------------
                                                                                          YEAR ENDED APRIL 30,
CLASS B                                                                  2005         2004       2003        2002        2001 D
                                                                     -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................          $4.15        $3.14      $4.32       $6.37      $10.00
                                                                     -----------------------------------------------------------

Income from investment operations:

 Net investment income (loss) a ..............................          (0.08)       (0.17)     (0.15)      (0.08)      (0.13)

 Net realized and unrealized gain (losses) ...................           0.14         1.18      (1.03)      (1.97)      (3.50)
                                                                     -----------------------------------------------------------
Total from investment operations .............................           0.06         1.01      (1.18)      (2.05)      (3.63)
                                                                     -----------------------------------------------------------
Redemption fees ..............................................             --c          --         --          --          --
                                                                     -----------------------------------------------------------
Net asset value, end of year .................................          $4.21        $4.15      $3.14       $4.32      $ 6.37
                                                                     -----------------------------------------------------------

Total return b ...............................................           1.45%      32.17%   (27.31)%    (32.18)%    (36.30)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................         $4,221       $4,788     $2,922      $4,189      $5,877

Ratios to average net assets:

 Expenses ....................................................          2.40%        2.35%      2.66%       2.33%       2.31%

 Expenses net of waiver and payments by affiliate ............          2.40%        2.35%      2.66%       2.30%       2.03%

 Net investment income (loss) ................................        (1.69)%      (2.11)%    (2.46)%     (1.62)%     (1.51)%

Portfolio turnover rate ......................................         68.39%      141.34%    182.71%     141.03%     198.78%




a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge.
c Amount is less than $0.01 per share.
d For the year May 1, 2000 (commencement of operations) to April 30, 2001.




                         Annual Report | See notes to financial statements. | 73

Franklin Strategic Series

FRANKLIN TECHNOLOGY FUND  (CONTINUED)

                                                                     -----------------------------------------------------------
                                                                                           YEAR ENDED APRIL 30,
CLASS C                                                                  2005         2004       2003        2002        2001D
                                                                     -----------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................          $4.14        $3.13      $4.30       $6.36      $10.00
                                                                     -----------------------------------------------------------

Income from investment operations:

 Net investment income (loss) a ..............................          (0.08)       (0.14)     (0.12)      (0.08)      (0.13)

 Net realized and unrealized gains (losses) ..................           0.14         1.15      (1.05)      (1.98)      (3.51)
                                                                     -----------------------------------------------------------
Total from investment operations .............................           0.06         1.01      (1.17)      (2.06)      (3.64)
                                                                     -----------------------------------------------------------
Redemption fees ..............................................             --c          --         --          --          --
                                                                     -----------------------------------------------------------
Net asset value, end of year .................................          $4.20        $4.14      $3.13       $4.30      $ 6.36
                                                                     -----------------------------------------------------------

Total return b................................................           1.45%      32.27%   (27.21)%    (32.39)%    (36.40)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................         $8,502      $10,949     $8,545     $10,169     $13,471

Ratios to average net assets:

 Expenses ....................................................          2.42%        2.37%      2.66%       2.32%       2.32%

 Expenses net of waiver and payments by affiliate ............          2.42%        2.37%      2.66%       2.29%       2.04%

 Net investment income (loss) ................................        (1.71)%      (2.13)%    (2.46)%     (1.64)%     (1.53)%

Portfolio turnover rate ......................................         68.39%      141.34%    182.71%     141.03%     198.78%




a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge.
c Amount is less than $0.01 per share.
d For the year May 1, 2000 (commencement of operations) to April 30, 2001.




74 | See notes to financial statements. | Annual Report

Franklin Strategic Series

FRANKLIN TECHNOLOGY FUND  (CONTINUED)

                                                                                  ----------------------------------------------
                                                                                              YEAR ENDED APRIL 30,
CLASS R                                                                               2005       2004        2003        2002 D
                                                                                  ----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .........................................         $4.24      $3.19       $4.36       $5.33
                                                                                  ----------------------------------------------

Income from investment operations:

 Net investment income (loss) a ............................................         (0.05)     (0.06)      (0.06)      (0.03)

 Net realized and unrealized gains (losses) ................................          0.13       1.11       (1.11)      (0.94)
                                                                                  ----------------------------------------------
Total from investment operations ...........................................          0.08       1.05       (1.17)      (0.97)
                                                                                  ----------------------------------------------
Redemption fees ............................................................            --c        --          --          --
                                                                                  ----------------------------------------------
Net asset value, end of year ...............................................         $4.32      $4.24       $3.19       $4.36
                                                                                  ----------------------------------------------

Total return b .............................................................         1.89%     33.33%    (27.06)%    (18.20)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ............................................        $2,701     $1,582        $380         $18

Ratios to average net assets:

 Expenses ..................................................................         1.92%      1.87%       2.17%       1.73%e

 Expenses net of waiver and payments by affiliate ..........................         1.92%      1.87%       2.17%       1.70%e

 Net investment income (loss) ..............................................       (1.21)%    (1.63)%     (1.97)%     (1.83)%e

Portfolio turnover rate ....................................................        68.39%    141.34%     182.71%     141.03%




a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Amount is less than $0.01 per share.
d For the period January 2, 2002 (commencement of operations) to April 30, 2002. e Annualized.



                         Annual Report | See notes to financial statements. | 75

Franklin Strategic Series

FRANKLIN TECHNOLOGY FUND  (CONTINUED)

                                                                     ------------------------------------------------------------
                                                                                          YEAR ENDED APRIL 30,
ADVISOR CLASS                                                            2005         2004       2003        2002        2001 C
                                                                     ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................          $4.31        $3.22      $4.39       $6.43      $10.00
                                                                     ------------------------------------------------------------

Income from investment operations:

 Net investment income (loss) a ..............................          (0.03)       (0.05)     (0.01)      (0.04)      (0.05)

 Net realized and unrealized gains (losses) ..................           0.13         1.14      (1.16)      (2.00)      (3.52)
                                                                     ------------------------------------------------------------
Total from investment operations .............................           0.10         1.09      (1.17)      (2.04)      (3.57)
                                                                     ------------------------------------------------------------
Redemption fees ..............................................             --b          --         --          --          --
                                                                     ------------------------------------------------------------
Net asset value, end of year .................................          $4.41        $4.31      $3.22       $4.39      $ 6.43
                                                                     ------------------------------------------------------------

Total return .................................................          2.32%       33.85%   (26.65)%    (31.62)%    (35.80)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................         $2,374       $2,444    $10,438     $10,668     $11,911

Ratios to average net assets:

 Expenses ....................................................          1.42%        1.37%      1.67%       1.34%       1.33%

 Expenses net of waiver and payments by affiliate ............          1.42%        1.37%      1.67%       1.31%       1.05%

 Net investment income (loss) ................................        (0.71)%      (1.13)%    (1.47)%     (0.67)%     (0.55)%

Portfolio turnover rate ......................................         68.39%      141.34%    182.71%     141.03%     198.78%



a Based on average daily shares outstanding.
b Amount is less than $0.01 per share.
c For the year May 1, 2000 (effective date) to April 30, 2001.




76 | See notes to financial statements. | Annual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2005


---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TECHNOLOGY FUND                                                       COUNTRY          SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 90.2%
  AUTO PARTS: O.E.M. 0.8%
  Gentex Corp. .............................................................   United States        11,100     $   360,306
                                                                                                               ------------

  BROADCASTING 0.4%
a XM Satellite Radio Holdings Inc., A ......................................   United States         6,500         180,310
                                                                                                               ------------

  COMPUTER COMMUNICATIONS 6.0%
a Avaya Inc. ...............................................................   United States        49,200         427,056
a Avocent Corp. ............................................................   United States        35,600         894,984
a Cisco Systems Inc. .......................................................   United States        59,200       1,022,976
a Juniper Networks Inc. ....................................................   United States        17,900         404,361
                                                                                                               ------------
                                                                                                                 2,749,377
                                                                                                               ------------

  COMPUTER PERIPHERALS 4.7%
a ATI Technologies Inc. ....................................................      Canada            29,900         442,520
a EMC Corp. ................................................................   United States        80,100       1,050,912
a Network Appliance Inc. ...................................................   United States        24,000         639,120
                                                                                                               ------------
                                                                                                                 2,132,552
                                                                                                               ------------

  COMPUTER PROCESSING HARDWARE 4.4%
a Apple Computer Inc. ......................................................   United States        16,700         602,202
a Dell Inc. ................................................................   United States        39,600       1,379,268
                                                                                                               ------------
                                                                                                                 1,981,470
                                                                                                               ------------

  DATA PROCESSING SERVICES 6.9%
a Alliance Data Systems Corp. ..............................................   United States        19,500         787,800
  First Data Corp. .........................................................   United States        22,400         851,872
  Global Payments Inc. .....................................................   United States        10,700         692,932
  Paychex Inc. .............................................................   United States        26,000         795,600
                                                                                                               ------------
                                                                                                                 3,128,204
                                                                                                               ------------

  ELECTRONIC EQUIPMENT/INSTRUMENTS 5.0%
a Dolby Laboratories Inc., A ...............................................   United States         9,400         192,230
  National Instruments Corp. ...............................................   United States        32,000         689,280
  Tektronix Inc. ...........................................................   United States        35,900         777,594
a Thermo Electron Corp. ....................................................   United States        23,700         592,026
                                                                                                               ------------
                                                                                                                 2,251,130
                                                                                                               ------------

  ELECTRONIC PRODUCTION EQUIPMENT 3.9%
a Applied Materials Inc. ...................................................   United States        36,600         544,242
a FormFactor Inc. ..........................................................   United States        36,000         822,240
  KLA-Tencor Corp. .........................................................   United States        10,800         421,416
                                                                                                               ------------
                                                                                                                 1,787,898
                                                                                                               ------------

  INDUSTRIAL SPECIALTIES 0.7%
a Headwaters Inc. ..........................................................   United States         9,500         303,715
                                                                                                               ------------




                                                              Annual Report | 77

Franklin Strategic Series

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TECHNOLOGY FUND                                                       COUNTRY          SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  INFORMATION TECHNOLOGY SERVICES 7.2%
a Amdocs Ltd. ..............................................................   United States        27,300     $   729,183
a Cognizant Technology Solutions Corp., A ..................................   United States        24,900       1,046,049
  Infosys Technologies Ltd., ADR ...........................................       India             5,100         301,920
  International Business Machines Corp. ....................................   United States         5,800         443,004
a Kanbay International Inc. ................................................   United States        26,700         480,066
a RSA Security Inc. ........................................................   United States        15,100         162,174
a Verifone Holdings Inc. ...................................................   United States        12,200         131,150
                                                                                                               ------------
                                                                                                                 3,293,546
                                                                                                               ------------

  INTERNET SOFTWARE/SERVICES 9.2%
a Akamai Technologies Inc. .................................................   United States        34,400         406,264
a Check Point Software Technologies Ltd. ...................................      Israel            12,200         255,590
a Google Inc., A ...........................................................   United States         4,200         924,000
a VeriSign Inc. ............................................................   United States        35,900         949,914
a Websense Inc. ............................................................   United States         7,200         381,960
a Yahoo! Inc. ..............................................................   United States        36,980       1,276,180
                                                                                                               ------------
                                                                                                                 4,193,908
                                                                                                               ------------

  MEDICAL SPECIALTIES 1.0%
a Waters Corp. .............................................................   United States        11,500         455,745
                                                                                                               ------------

  PACKAGED SOFTWARE 16.2%
  Adobe Systems Inc. .......................................................   United States        11,700         695,799
a Altiris Inc. .............................................................   United States        21,700         353,493
a ANSYS Inc. ...............................................................   United States         8,700         264,828
a Cognos Inc. ..............................................................      Canada            18,200         688,688
a FileNET Corp. ............................................................   United States        25,300         670,450
a Macromedia Inc. ..........................................................   United States        11,800         467,398
a Macrovision Corp. ........................................................   United States        11,400         233,130
a McAfee Inc. ..............................................................   United States        22,000         460,020
a Mercury Interactive Corp. ................................................   United States        15,600         644,748
  Micromuse Inc. ...........................................................   United States        20,000         103,400
  Microsoft Corp. ..........................................................   United States        51,500       1,302,950
a NAVTEQ Corp. .............................................................   United States         8,000         291,360
  SAP AG, ADR ..............................................................      Germany           18,700         737,341
a Symantec Corp. ...........................................................   United States        23,100         433,818
                                                                                                               ------------
                                                                                                                 7,347,423
                                                                                                               ------------

  RECREATIONAL PRODUCTS 1.7%
a Electronic Arts Inc. .....................................................   United States        14,200         758,138
                                                                                                               ------------



78 |  Annual Report

Franklin Strategic Series

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TECHNOLOGY FUND                                                       COUNTRY          SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  SEMICONDUCTORS 16.4%
a Actel Corp. ..............................................................   United States        34,000     $   477,020
a Altera Corp. .............................................................   United States        34,500         715,185
  Analog Devices Inc. ......................................................   United States        33,000       1,125,630
a Exar Corp. ...............................................................   United States        63,100         800,739
  Intersil Corp., A ........................................................   United States        69,600       1,215,216
  Linear Technology Corp. ..................................................   United States        30,000       1,072,200
a Marvell Technology Group Ltd. ............................................      Bermuda           10,300         344,844
  Microchip Technology Inc. ................................................   United States        26,400         751,872
a Power Integrations Inc. ..................................................   United States         6,400         139,200
a Silicon Laboratories Inc. ................................................   United States        17,700         449,580
a ZiLOG Inc. ...............................................................   United States        83,900         369,999
                                                                                                               ------------
                                                                                                                 7,461,485
                                                                                                               ------------

  SPECIALTY TELECOMMUNICATIONS 1.0%
a American Tower Corp., A ..................................................   United States        26,600         458,318
                                                                                                               ------------

  TELECOMMUNICATIONS EQUIPMENT 4.7%
a Microtune Inc. ...........................................................   United States        50,300         173,032
  Nokia Corp., ADR .........................................................      Finland           28,600         457,028
  QUALCOMM Inc. ............................................................   United States        22,900         798,981
a Research in Motion Ltd. ..................................................      Canada             3,300         212,553
a ViaSat Inc. ..............................................................   United States        27,700         493,337
                                                                                                               ------------
                                                                                                                 2,134,931
                                                                                                               ------------
  TOTAL COMMON STOCKS (COST $36,987,164) ...................................                                    40,978,456
                                                                                                               ------------

  SHORT TERM INVESTMENT (COST $4,784,327) 10.5%
  MONEY FUND
b Franklin Institutional Fiduciary Trust Money Market Portfolio ............   United States     4,784,327       4,784,327
                                                                                                               ------------
  TOTAL INVESTMENTS (COST $41,771,491) 100.7% ..............................                                    45,762,783
  OTHER ASSETS, LESS LIABILITIES (0.7)% ....................................                                      (338,708)
                                                                                                               ------------
  NET ASSETS 100.0% ........................................................                                   $45,424,075
                                                                                                               ------------




See Selected Portfolio Abbreviations on page 80.

a Non-income producing.
b See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.




                         Annual Report | See notes to financial statements. | 79

Franklin Strategic Series

SELECTED PORTFOLIO ABBREVIATIONS

ADR - American Depository Receipt
GDR - Global Depository Receipt
O.E.M.- Original Equipment Manufacturer
PLC - Public Limited Co.










80 |  Annual Report

Franklin Strategic Series

FINANCIAL STATEMENTS


STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2005

                                                                          -------------------------------------------------
                                                                             FRANKLIN      FRANKLIN GLOBAL      FRANKLIN
                                                                           BIOTECHNOLOGY   COMMUNICATIONS    GLOBAL HEALTH
                                                                          DISCOVERY FUND        FUND            CARE FUND
                                                                          -------------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ........................................    $ 388,608,506     $  53,353,036     $ 99,760,113
  Cost - Sweep Money Fund (Note 7) ...................................       11,479,307         1,383,971        6,123,078
  Cost - Repurchase agreements .......................................       48,887,018                --               --
                                                                          -------------------------------------------------
  Total cost of investments...........................................    $ 448,974,831     $  54,737,007     $105,883,191
                                                                          -------------------------------------------------
  Value - Unaffiliated issuers (including $62,696,804 of securities
  loaned for Franklin Biotechnology Discovery Fund)...................    $ 474,651,732     $  58,652,312     $115,117,604
  Value - Sweep Money Fund (Note 7) ..................................       11,479,307         1,383,971        6,123,078
  Value - Repurchase agreements ......................................       48,887,018                --               --
                                                                          -------------------------------------------------
  Total value of investments..........................................      535,018,057        60,036,283      121,240,682
 Receivables:
  Investment securities sold .........................................        1,197,975         1,228,967           59,014
  Capital shares sold ................................................          181,753            41,875          178,908
  Dividends and interest .............................................           89,802            37,524           63,337
 Cash on deposit with broker for securities sold short ...............          394,338                --               --
                                                                          -------------------------------------------------
      Total assets ...................................................      536,881,925        61,344,649      121,541,941
                                                                          -------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ....................................               --         1,388,665               --
  Capital shares redeemed ............................................        1,352,583           201,318          340,793
  Affiliates .........................................................          643,467            91,541          157,979
 Payable upon return of securities loaned ............................       48,887,018                --               --
 Other liabilities ...................................................           90,342            20,176           28,713
                                                                          -------------------------------------------------
      Total liabilities ..............................................       50,973,410         1,701,700          527,485
                                                                          -------------------------------------------------
        Net assets, at value .........................................    $ 485,908,515     $  59,642,949     $121,014,456
                                                                          -------------------------------------------------
Net assets consist of:
 Undistributed net investment income .................................    $          --     $     513,977     $         --
 Net unrealized appreciation (depreciation) ..........................       86,043,059         5,299,276       15,358,490
 Accumulated net realized gain (loss) ................................     (439,846,006)     (124,983,023)     (22,423,861)
 Paid-in capital .....................................................      839,711,462       178,812,719      128,079,827
                                                                          -------------------------------------------------
        Net assets, at value .........................................    $ 485,908,515     $  59,642,949     $121,014,456
                                                                          -------------------------------------------------




                         Annual Report | See notes to financial statements. | 81

Franklin Strategic Series

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2005

                                                                         --------------------------------------------------
                                                                             FRANKLIN      FRANKLIN GLOBAL      FRANKLIN
                                                                           BIOTECHNOLOGY   COMMUNICATIONS    GLOBAL HEALTH
                                                                          DISCOVERY FUND        FUND            CARE FUND
                                                                         --------------------------------------------------
CLASS A:
 Net assets, at value ................................................    $ 485,908,515      $ 49,925,703     $ 86,933,756
                                                                         --------------------------------------------------
 Shares outstanding ..................................................       10,552,360         6,284,907        4,270,308
                                                                         --------------------------------------------------
 Net asset value per share a .........................................           $46.05             $7.94           $20.36
                                                                         --------------------------------------------------
 Maximum offering price per share (net asset value per share / 94.25%)           $48.86             $8.42           $21.60
                                                                         --------------------------------------------------
CLASS B:
 Net assets, at value ................................................               --      $  2,663,016     $ 12,059,793
                                                                         --------------------------------------------------
 Shares outstanding ..................................................               --           350,883          620,484
                                                                         --------------------------------------------------
 Net asset value and maximum offering price per share a ..............               --             $7.59           $19.44
                                                                         --------------------------------------------------
CLASS C:
 Net assets, at value ................................................               --      $  7,054,230     $ 22,020,907
                                                                         --------------------------------------------------
 Shares outstanding ..................................................               --           927,893        1,144,271
                                                                         --------------------------------------------------
 Net asset value and maximum offering price per share a ..............               --             $7.60           $19.24
                                                                         --------------------------------------------------



a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.



82 | See notes to financial statements. | Annual Report

Franklin Strategic Series

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2005

                                                                                           -------------------------------
                                                                                              FRANKLIN          FRANKLIN
                                                                                               NATURAL         TECHNOLOGY
                                                                                           RESOURCES FUND         FUND
                                                                                           -------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ........................................................       $187,488,341     $ 36,987,164
  Cost - Sweep Money Fund (Note 7) ...................................................         12,007,634        4,784,327
                                                                                           -------------------------------
  Total cost of investments...........................................................       $199,495,975     $ 41,771,491
                                                                                           -------------------------------
  Value - Unaffiliated issuers .......................................................       $232,606,932     $ 40,978,456
  Value - Sweep Money Fund (Note 7) ..................................................         12,007,634        4,784,327
                                                                                           -------------------------------
  Total value of investments..........................................................        244,614,566       45,762,783
Receivables:
  Investment securities sold .........................................................          1,593,077          389,932
  Capital shares sold ................................................................          1,117,862           35,337
  Dividends ..........................................................................            133,600            7,831
                                                                                           -------------------------------
        Total assets .................................................................        247,459,105       46,195,883
                                                                                           -------------------------------
Liabilities:
 Payables:
  Investment securities purchased ....................................................          2,283,418          539,333
  Capital shares redeemed ............................................................            599,679          151,343
  Affiliates .........................................................................            192,783           80,169
 Other liabilities ...................................................................              8,071              963
                                                                                           -------------------------------
        Total liabilities ............................................................          3,083,951          771,808
                                                                                           -------------------------------
           Net assets, at value ......................................................       $244,375,154     $ 45,424,075
                                                                                           -------------------------------
Net assets consist of:
 Undistributed net investment income..................................................       $    413,416     $         --
 Net unrealized appreciation (depreciation) ..........................................         45,118,887        3,991,292
 Accumulated net realized gain (loss) ................................................          2,217,888      (56,219,060)
 Paid-in capital .....................................................................        196,624,963       97,651,843
                                                                                           -------------------------------
        Net assets, at value .........................................................       $244,375,154     $ 45,424,075
                                                                                           -------------------------------




                         Annual Report | See notes to financial statements. | 83

Franklin Strategic Series

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2005

                                                                                           ---------------------------------
                                                                                              FRANKLIN          FRANKLIN
                                                                                               NATURAL         TECHNOLOGY
                                                                                           RESOURCES FUND         FUND
                                                                                           ---------------------------------
CLASS A:
 Net assets, at value ................................................................       $211,326,852      $27,625,594
                                                                                           ---------------------------------
 Shares outstanding ..................................................................          8,687,869        6,359,379
                                                                                           ---------------------------------
 Net asset value per share a..........................................................             $24.32            $4.34
                                                                                           ---------------------------------
 Maximum offering price per share (net asset value per share / 94.25%) ...............             $25.80            $4.60
                                                                                           ---------------------------------
CLASS B:
 Net assets, at value ................................................................                 --      $ 4,221,364
                                                                                           ---------------------------------
 Shares outstanding ..................................................................                 --        1,002,194
                                                                                           ---------------------------------
 Net asset value and maximum offering price per share a ..............................                 --            $4.21
                                                                                           ---------------------------------
CLASS C:
 Net assets, at value ................................................................                 --      $ 8,501,810
                                                                                           ---------------------------------
 Shares outstanding ..................................................................                 --        2,024,805
                                                                                           ---------------------------------
 Net asset value and maximum offering price per share a...............................                 --            $4.20
                                                                                           ---------------------------------
CLASS R:
 Net assets, at value ................................................................                 --      $ 2,701,451
                                                                                           ---------------------------------
 Shares outstanding ..................................................................                 --          624,666
                                                                                           ---------------------------------
 Net asset value and maximum offering price per share a ..............................                 --            $4.32
                                                                                           ---------------------------------
ADVISOR CLASS:
 Net assets, at value ................................................................       $ 33,048,302      $ 2,373,856
                                                                                           ---------------------------------
 Shares outstanding ..................................................................          1,303,855          537,827
                                                                                           ---------------------------------
 Net asset value and maximum offering price per share a ..............................             $25.35            $4.41
                                                                                           ---------------------------------





a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.





84 | See notes to financial statements. | Annual Report

Franklin Strategic Series

STATEMENTS OF OPERATIONS
for the year ended April 30, 2005

                                                                          --------------------------------------------------
                                                                             FRANKLIN      FRANKLIN GLOBAL      FRANKLIN
                                                                           BIOTECHNOLOGY   COMMUNICATIONS    GLOBAL HEALTH
                                                                          DISCOVERY FUND        FUND            CARE FUND
                                                                          --------------------------------------------------
Investment income:
 Dividends (net of foreign taxes)a
  Unaffiliated issuers ...............................................    $     178,510        $  969,823      $   990,619
  Sweep Money Fund (Note 7) ..........................................          270,883             7,665           58,391
 Interest.............................................................            5,368                --               --
 Income from securities loaned - net .................................          270,305                --               --
 Other income (Note 10)...............................................           26,985            42,034           43,844
                                                                          --------------------------------------------------
      Total investment income ........................................          752,051         1,019,522        1,092,854
                                                                          --------------------------------------------------
Expenses:
 Management fees (Note 3) ............................................        2,865,306           421,204          723,824
 Administrative fees (Note 3) ........................................          832,806                --               --
 Distribution fees (Note 3)
  Class A ............................................................        1,641,215           140,821          217,205
  Class B ............................................................               --            29,962          122,479
  Class C ............................................................               --            80,638          225,888
 Transfer agent fees (Note 3) ........................................        2,111,381           315,918          468,781
 Custodian fees (Note 4) .............................................           11,887             4,300            6,951
 Reports to shareholders .............................................          124,425            22,372           37,298
 Registration and filing fees ........................................           28,210            37,743           39,284
 Professional fees ...................................................           19,721            16,837           24,194
 Trustees' fees and expenses .........................................            6,825               719            1,466
 Other ...............................................................           24,462             3,467            4,869
                                                                          --------------------------------------------------
      Total expenses .................................................        7,666,238         1,073,981        1,872,239
      Expense reductions (Note 4) ....................................              (80)              (28)             (40)
                                                                          --------------------------------------------------
        Net expenses .................................................        7,666,158         1,073,953        1,872,199
                                                                          --------------------------------------------------
          Net investment income (loss) ...............................       (6,914,107)          (54,431)        (779,345)
                                                                          --------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ........................................................       40,162,031         2,815,908        7,249,490
  Foreign currency transactions ......................................           97,197            (7,789)             141
                                                                          --------------------------------------------------
      Net realized gain (loss) .......................................       40,259,228         2,808,119        7,249,631
                                                                          --------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:
  Investments ........................................................     (118,757,240)          267,336       (4,229,368)
  Translation of assets and liabilities denominated in foreign currencies          (598)          (3,055)              728
                                                                          --------------------------------------------------
      Net change in unrealized appreciation (depreciation) ...........     (118,757,838)          264,281       (4,228,640)
                                                                          --------------------------------------------------
Net realized and unrealized gain (loss) ..............................      (78,498,610)        3,072,400        3,020,991
                                                                          --------------------------------------------------
Net increase (decrease) in net assets resulting from operations ......    $ (85,412,717)       $3,017,969      $ 2,241,646
                                                                          --------------------------------------------------

a Foreign taxes withheld on dividends ................................          $27,575           $48,648          $26,533



                         Annual Report | See notes to financial statements. | 85

Franklin Strategic Series

STATEMENTS OF OPERATIONS (CONTINUED)
for the year ended April 30, 2005

                                                                                          ---------------------------------
                                                                                                                FRANKLIN
                                                                                          FRANKLIN NATURAL     TECHNOLOGY
                                                                                           RESOURCES FUND         FUND
                                                                                          ---------------------------------
Investment income:
 Dividends (net of foreign taxes) a
  Unaffiliated issuers................................................................        $ 2,086,083      $   283,290
  Sweep Money Fund (Note 7)...........................................................            145,958           52,528
 Other income (Note 10)...............................................................             13,066           17,403
                                                                                          ---------------------------------
      Total investment income ........................................................          2,245,107          353,221
                                                                                          ---------------------------------
Expenses:
 Management fees (Note 3) ............................................................            986,321          262,638
 Administrative fees (Note 3) ........................................................                 --           99,687
 Distribution fees (Note 3)
  Class A ............................................................................            543,358           92,629
  Class B ............................................................................                 --           46,787
  Class C ............................................................................                 --          101,860
  Class R ............................................................................                 --           10,535
 Transfer agent fees (Note 3) ........................................................            231,316          263,001
 Custodian fees (Note 4) .............................................................              4,139            1,020
 Reports to shareholders .............................................................             16,817           17,996
 Registration and filing fees ........................................................             47,061           39,520
 Professional fees ...................................................................             16,081           18,001
 Trustees' fees and expenses .........................................................              1,817              705
 Other ...............................................................................              6,213            2,687
                                                                                          ---------------------------------
      Total expenses .................................................................          1,853,123          957,066
      Expense reductions (Note 4) ....................................................                 (3)             (52)
                                                                                          ---------------------------------
        Net expenses .................................................................          1,853,120          957,014
                                                                                          ---------------------------------
          Net investment income (loss) ...............................................            391,987         (603,793)
                                                                                          ---------------------------------
Realized and unrealized gains (losses): Net realized gain (loss) from:
  Investments ........................................................................          6,517,252        4,578,271
  Foreign currency transactions ......................................................             24,012            2,023
                                                                                          ---------------------------------
      Net realized gain (loss) .......................................................          6,541,264        4,580,294
                                                                                          ---------------------------------
 Net change in unrealized appreciation (depreciation) on:
  Investments ........................................................................         31,973,686       (2,970,973)
  Translation of assets and liabilities denominated in foreign currencies ............               (118)              --
                                                                                          ---------------------------------
       Net change in unrealized appreciation (depreciation) ..........................         31,973,568       (2,970,973)
                                                                                          ---------------------------------
Net realized and unrealized gain (loss) ..............................................         38,514,832        1,609,321
                                                                                          ---------------------------------
Net increase (decrease) in net assets resulting from operations                               $38,906,819      $ 1,005,528
                                                                                          ---------------------------------

a Foreign taxes withheld on dividends.................................................            $37,253           $2,244


86 | See notes to financial statements. | Annual Report

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended April 30, 2005 and 2004

                                                   -------------------------------------------------------------------------
                                                       FRANKLIN BIOTECHNOLOGY                     FRANKLIN GLOBAL
                                                            DISCOVERY FUND                      COMMUNICATIONS FUND
                                                   -------------------------------------------------------------------------
                                                       2005                2004                 2005               2004
                                                   -------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
Net investment income (loss) .................     $  (6,914,107)      $ (7,266,403)        $    (54,431)     $   (113,918)
Net realized gain (loss) from investments and
 foreign currency transactions ...............        40,259,228         23,503,281            2,808,119         7,171,567
Net change in unrealized appreciation
 (depreciation) on investments and translation
 of assets and liabilities denominated in
 foreign currencies ..........................      (118,757,838)       196,451,505              264,281        10,949,390
                                                   -------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations ................       (85,412,717)       212,688,383            3,017,969        18,007,039
                                                   -------------------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class A ...................................                --                 --             (148,066)               --
                                                   -------------------------------------------------------------------------
 Total distributions to shareholders..........                --                 --             (148,066)               --
                                                   -------------------------------------------------------------------------
 Capital share transactions: (Note 2)
   Class A ...................................      (112,120,808)       (39,356,517)         (12,208,050)       (9,197,955)
   Class B ...................................                --                 --             (625,354)         (284,887)
   Class C ...................................                --                 --           (1,901,429)         (808,975)
                                                   -------------------------------------------------------------------------
 Total capital share transactions ............      (112,120,808)       (39,356,517)         (14,734,833)      (10,291,817)
                                                   -------------------------------------------------------------------------

 Redemption fees .............................             3,285                 --                3,190                --
                                                   -------------------------------------------------------------------------
   Net increase (decrease) in net assets .....      (197,530,240)       173,331,866          (11,861,740)        7,715,222
Net assets:
 Beginning of year ...........................       683,438,755        510,106,889           71,504,689        63,789,467
                                                   -------------------------------------------------------------------------
 End of year .................................     $ 485,908,515       $683,438,755         $ 59,642,949      $ 71,504,689
                                                   -------------------------------------------------------------------------
Undistributed net investment income
 included in net assets:
 End of year .................................     $          --       $         --         $    513,977      $     11,449
                                                   -------------------------------------------------------------------------




                         Annual Report | See notes to financial statements. | 87

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the years ended April 30, 2005 and 2004

                                                    ------------------------------------------------------------------------
                                                           FRANKLIN GLOBAL                        FRANKLIN NATURAL
                                                           HEALTH CARE FUND                        RESOURCES FUND
                                                    ------------------------------------------------------------------------
                                                       2005               2004                 2005              2004
                                                    ------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ...............      $   (779,345)      $   (871,080)        $    391,987      $   (141,474)
  Net realized gain (loss) from investments and
   foreign currency transactions .............         7,249,631         11,943,429            6,541,264         2,341,124
  Net change in unrealized appreciation
   (depreciation) on investments and translation
   of assets and liabilities denominated in
   foreign currencies ........................        (4,228,640)        17,033,389           31,973,568        15,838,272
                                                    ------------------------------------------------------------------------
     Net increase (decrease) in net assets
      resulting from operations ..............         2,241,646         28,105,738           38,906,819        18,037,922
                                                    ------------------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class A ...................................                                   --                   --           (58,433)
   Advisor Class .............................                --                 --                   --            (1,656)
                                                    ------------------------------------------------------------------------
 Total distributions to shareholders .........                --                 --                   --           (60,089)
                                                    ------------------------------------------------------------------------
 Capital share transactions: (Note 2)
   Class A ...................................        (6,127,324)        (3,364,087)          75,035,763        45,381,021
   Class B ...................................        (1,175,029)         1,741,515                   --
   Class C ...................................        (2,143,550)           152,598                   --                --
   Advisor Class .............................                --                 --           16,518,180        10,576,109
                                                    ------------------------------------------------------------------------
 Total capital share transactions ............        (9,445,903)        (1,469,974)          91,553,943        55,957,130
                                                    ------------------------------------------------------------------------

 Redemption fees .............................               142                 --                4,241                --
                                                    ------------------------------------------------------------------------
     Net increase (decrease) in net assets ...        (7,204,115)        26,635,764          130,465,003        73,934,963
Net assets:
 Beginning of year ...........................       128,218,571        101,582,807          113,910,151        39,975,188
                                                    ------------------------------------------------------------------------
 End of year .................................      $121,014,456       $128,218,571         $244,375,154      $113,910,151
                                                    ------------------------------------------------------------------------
Undistributed net investment income
 included in net assets:
 End of year .................................      $         --       $        --          $    413,416      $         --
                                                    ------------------------------------------------------------------------




88 | See notes to financial statements. | Annual Report

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the years ended April 30, 2005 and 2004

                                                                                            -------------------------------
                                                                                                FRANKLIN TECHNOLOGY FUND
                                                                                            -------------------------------
                                                                                                 2005              2004
                                                                                            -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) .....................................................        $  (603,793)      $   (892,963)
  Net realized gain (loss) from investments and foreign currency transactions ......          4,580,294         11,849,597
  Net change in unrealized appreciation (depreciation) on investments...............         (2,970,973)         3,794,899
                                                                                            -------------------------------
     Net increase (decrease) in net assets resulting from operations ..................       1,005,528         14,751,533
                                                                                            -------------------------------
 Capital share transactions: (Note 2)
  Class A ..........................................................................         (1,666,662)         1,848,557
  Class B ..........................................................................           (657,057)           860,674
  Class C ..........................................................................         (2,694,512)          (103,947)
  Class R ..........................................................................          1,172,031          1,100,876
  Advisor Class ....................................................................           (135,295)       (12,360,332)
                                                                                            -------------------------------
 Total capital share transactions ................................................           (3,981,495)        (8,654,172)
                                                                                            -------------------------------

 Redemption fees..................................................................                  874                 --
                                                                                            -------------------------------
     Net increase (decrease) in net assets ............................................      (2,975,093)         6,097,361
Net assets:
 Beginning of year ...............................................................           48,399,168         42,301,807
                                                                                            -------------------------------
 End of year .....................................................................          $45,424,075       $ 48,399,168
                                                                                            -------------------------------
Distributions in excess of net investment income included in net assets:
 End of year .....................................................................          $        --       $    (52,762)
                                                                                            -------------------------------



                         Annual Report | See notes to financial statements. | 89

Franklin Strategic Series

NOTES TO FINANCIAL STATEMENTS



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twelve separate series. All funds included in this report (the Funds) are non-diversified. The financial statements of the remaining funds in the series are presented separately.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value. Short-term investments are valued at cost.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.






90 |  Annual Report

Franklin Strategic Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. REPURCHASE AGREEMENTS

Certain Funds may enter into repurchase agreements, which are accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At April 30, 2005, all repurchase agreements held by the fund had been entered into on April 29, 2005.

D. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.





                                                              Annual Report | 91

Franklin Strategic Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITIES SOLD SHORT

The Franklin Biotechnology Discovery Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

F. SECURITIES LENDING

The Franklin Biotechnology Discovery Fund loans securities to certain brokers through a securities lending agent for which they receive cash and securities collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The cash collateral is invested in short-term instruments as noted in the Statement of Investments. The securities received as collateral are held in a segregated account with the fund's custodian on the Fund's behalf. The Fund receives interest income from the investment of cash collateral and from the securities held as collateral, adjusted by lender fees and broker rebates. At April 30, 2005, the market value of securities on loan was $62,696,804, for which the Fund's custodian held cash collateral valued at $48,887,018, and securities collateral valued at $16,505,788. The Fund bears the risk of loss with respect to the investment of the cash collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

G. INCOME TAXES

No provision has been made for U.S. income taxes because each fund's policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.





92 |  Annual Report

Franklin Strategic Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of Funds' shares held five trading days or less may be subject to the Funds' redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as additional paid-in capital.

K. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.







                                                              Annual Report | 93

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

-------------------------------------------------------------------------------------------------------------
                                                                                 CLASS A, CLASS B, CLASS C,
  CLASS A                 CLASS A & ADVISOR CLASS   CLASS A, CLASS B & CLASS C     CLASS R & ADVISOR CLASS
-------------------------------------------------------------------------------------------------------------
  Franklin Biotechnology  Franklin Natural          Franklin Global              Franklin Technology Fund
   Discovery Fund          Resources Fund            Communications Fund
                                                    Franklin Global Health Care Fund


At April 30, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                        --------------------------------------------------------------
                                          FRANKLIN BIOTECHNOLOGY               FRANKLIN GLOBAL
                                              DISCOVERY FUND                  COMMUNICATIONS FUND
                                        --------------------------------------------------------------
                                          SHARES         AMOUNT             SHARES         AMOUNT
                                        --------------------------------------------------------------
CLASS A SHARES:
Year ended April 30, 2005
 Shares sold ........................     1,153,641   $  58,011,226           497,779    $  4,042,716
 Shares issued in reinvestment
  of distributions ..................            --              --            15,319         133,888
 Shares redeemed ....................    (3,433,002)   (170,132,034)       (2,050,478)    (16,384,654)
                                        --------------------------------------------------------------
 Net increase (decrease) ............    (2,279,361)  $(112,120,808)       (1,537,380)   $(12,208,050)
                                        --------------------------------------------------------------
Year ended April 30, 2004
 Shares sold ........................     2,281,977   $ 105,303,202           977,348    $  7,049,808
 Shares redeemed.....................    (3,140,526)   (144,659,719)       (2,222,676)    (16,247,763)
                                        --------------------------------------------------------------
 Net increase (decrease).............      (858,549)  $ (39,356,517)       (1,245,328)   $ (9,197,955)
                                        --------------------------------------------------------------
CLASS B SHARES:
Year ended April 30, 2005
 Shares sold ..........................................................        37,081    $    288,026
 Shares redeemed ......................................................      (118,762)       (913,380)
                                                                           ---------------------------
 Net increase (decrease) ..............................................       (81,681)   $   (625,354)
                                                                           ---------------------------
Year ended April 30, 2004
 Shares sold ..........................................................        82,556    $    570,727
 Shares redeemed.......................................................      (119,341)       (855,614)
                                                                           ---------------------------
 Net increase (decrease)...............................................       (36,785)   $   (284,887)
                                                                           ---------------------------
CLASS C SHARES:
Year ended April 30, 2005
 Shares sold ..........................................................       113,267    $    884,766
 Shares redeemed ......................................................      (361,379)     (2,786,195)
                                                                           ---------------------------
 Net increase (decrease) ..............................................      (248,112)   $ (1,901,429)
                                                                           ---------------------------
Year ended April 30, 2004
 Shares sold ..........................................................       194,593    $  1,334,644
 Shares redeemed.......................................................      (303,465)     (2,143,619)
                                                                           ---------------------------
 Net increase (decrease)...............................................      (108,872)   $  (808,975)
                                                                           ---------------------------




94 |  Annual Report

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                        --------------------------------------------------------------
                                              FRANKLIN GLOBAL                  FRANKLIN NATURAL
                                             HEALTH CARE FUND                   RESOURCES FUND
                                        --------------------------------------------------------------
                                          SHARES         AMOUNT             SHARES         AMOUNT
                                        --------------------------------------------------------------
CLASS A SHARES:
Year ended April 30, 2005
 Shares sold ........................       883,349    $ 17,635,790         5,510,177    $125,718,131
 Shares redeemed ....................    (1,210,752)    (23,763,114)       (2,284,982)    (50,682,368)
                                        --------------------------------------------------------------
 Net increase (decrease) ............      (327,403)   $ (6,127,324)        3,225,195    $ 75,035,763
                                        --------------------------------------------------------------
Year ended April 30, 2004
 Shares sold ........................     1,445,111    $ 26,373,774         3,600,375    $ 62,180,273
 Shares issued in reinvestment of
 distributions ......................            --              --             3,075          52,730
 Shares redeemed.....................    (1,612,924)    (29,737,861)       (1,045,383)    (16,851,982)
                                        --------------------------------------------------------------
 Net increase (decrease).............      (167,813)   $ (3,364,087)        2,558,067    $ 45,381,021
                                        --------------------------------------------------------------
CLASS B SHARES:
Year ended April 30, 2005
 Shares sold ........................       131,458    $  2,491,368
 Shares redeemed ....................      (194,486)     (3,666,397)
                                        ----------------------------
 Net increase (decrease) ............       (63,028)   $ (1,175,029)
                                        ----------------------------
Year ended April 30, 2004
 Shares sold ........................       187,167    $  3,429,720
 Shares redeemed.....................       (94,850)     (1,688,205)
                                        ----------------------------
 Net increase (decrease).............        92,317    $  1,741,515
                                        ----------------------------
CLASS C SHARES:
Year ended April 30, 2005
 Shares sold ........................       243,449    $  4,581,653
 Shares redeemed ....................      (359,987)     (6,725,203)
                                        ----------------------------
 Net increase (decrease) ............      (116,538)   $ (2,143,550)
                                        ----------------------------
Year ended April 30, 2004
 Shares sold ........................       305,078    $  5,374,692
 Shares redeemed.....................      (299,346)     (5,222,094)
                                        ----------------------------
 Net increase (decrease).............         5,732    $    152,598
                                        ----------------------------
ADVISOR CLASS SHARES:
Year ended April 30, 2005
 Shares sold ........................                                         803,805   $  18,310,689
 Shares redeemed ....................                                         (72,677)     (1,792,509)
                                                                            --------------------------
 Net increase (decrease) ............                                         731,128   $  16,518,180
                                                                            --------------------------
Year ended April 30, 2004
 Shares sold ........................                                         555,472   $  10,840,263
 Shares issued in reinvestment of
 distributions.......................                                              63           1,132
 Shares redeemed.....................                                         (15,407)       (265,286)
                                                                            --------------------------
 Net increase (decrease).............                                         540,128   $  10,576,109
                                                                            --------------------------







                                                              Annual Report | 95

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                          ----------------------------
                                                                                   FRANKLIN
                                                                                TECHNOLOGY FUND
                                                                          ----------------------------
                                                                            SHARES         AMOUNT
                                                                          ----------------------------
CLASS A SHARES:
Year ended April 30, 2005
 Shares sold ..........................................................     1,922,287    $  8,791,126
 Shares redeemed ......................................................    (2,298,247)    (10,457,788)
                                                                          ----------------------------
 Net increase (decrease) ..............................................      (375,960)   $ (1,666,662)
                                                                          ----------------------------
Year ended April 30, 2004
 Shares sold ..........................................................     3,831,094    $ 15,926,291
 Shares redeemed.......................................................    (3,366,038)    (14,077,734)
                                                                          ----------------------------
 Net increase (decrease)...............................................       465,056    $  1,848,557
                                                                          ----------------------------
CLASS B SHARES:
Year ended April 30, 2005
 Shares sold ..........................................................       137,586    $    611,532
 Shares redeemed ......................................................      (288,949)     (1,268,589)
                                                                          ----------------------------
 Net increase (decrease) ..............................................      (151,363)   $   (657,057)
                                                                          ----------------------------
Year ended April 30, 2004
 Shares sold ..........................................................       519,174    $  2,119,456
 Shares redeemed.......................................................      (297,243)     (1,258,782)
                                                                          ----------------------------
 Net increase (decrease)...............................................       221,931    $    860,674
                                                                          ----------------------------
CLASS C SHARES:
Year ended April 30, 2005
 Shares sold ..........................................................       384,862    $  1,740,352
 Shares redeemed ......................................................    (1,005,688)     (4,434,864)
                                                                          ----------------------------
 Net increase (decrease) ..............................................      (620,826)   $ (2,694,512)
                                                                          ----------------------------
Year ended April 30, 2004
 Shares sold ..........................................................     1,109,578    $  4,634,869
 Shares redeemed.......................................................    (1,195,934)     (4,738,816)
                                                                          ----------------------------
 Net increase (decrease)...............................................       (86,356)   $   (103,947)
                                                                          ----------------------------
CLASS R SHARES:
Year ended April 30, 2005
 Shares sold ..........................................................       401,559    $  1,850,641
 Shares redeemed ......................................................      (150,407)       (678,610)
                                                                          ----------------------------
 Net increase (decrease) ..............................................       251,152    $  1,172,031
                                                                          ----------------------------
Year ended April 30, 2004
 Shares sold ..........................................................       368,440    $  1,591,728
 Shares redeemed.......................................................      (114,071)       (490,852)
                                                                          ----------------------------
 Net increase (decrease)...............................................       254,369    $  1,100,876
                                                                          ----------------------------




96 |  Annual Report

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                           ---------------------------
                                                                                     FRANKLIN
                                                                                  TECHNOLOGY FUND
                                                                           ---------------------------
                                                                              SHARES         AMOUNT
                                                                           ---------------------------
ADVISOR CLASS SHARES:
Year ended April 30, 2005
 Shares sold ..........................................................        84,885    $    384,145
 Shares redeemed ......................................................      (114,073)       (519,440)
                                                                           ---------------------------
 Net increase (decrease) ..............................................       (29,188)   $   (135,295)
                                                                           ---------------------------
Year ended April 30, 2004
 Shares sold ..........................................................       307,928    $  1,337,536
 Shares redeemed.......................................................    (2,978,823)    (13,697,868)
                                                                           ---------------------------
 Net increase (decrease)                                                   (2,670,895)   $(12,360,332)
                                                                           ---------------------------


3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Funds are also officers and/or directors of the following subsidiaries:

---------------------------------------------------------------------------------------
  SUBSIDIARY                                                    AFFILIATION
---------------------------------------------------------------------------------------
  Franklin Advisers Inc. (Advisers)                             Investment manager
  Franklin Templeton Services LLC (FT Services)                 Administrative manager
  Franklin Templeton Distributors Inc. (Distributors)           Principal underwriter
  Franklin Templeton Investor Services LLC (Investor Services)  Transfer agent

A. MANAGEMENT FEES

All Funds, except the Franklin Technology Fund, pay an investment management fee to Advisers based on the average daily net assets of each fund as follows:

----------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
----------------------------------------------------------------------------
        0.625%          Up to and including $100 million
        0.500%          Over $100 million, up to and including $250 million
        0.450%          Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

The Franklin Technology Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

----------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
----------------------------------------------------------------------------
        0.550%          Up to and including $500 million
        0.450%          Over $500 million, up to and including $1 billion
        0.400%          Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.





                                                              Annual Report | 97

Franklin Strategic Series

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Franklin Biotechnology Discovery Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

----------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
----------------------------------------------------------------------------
        0.150%          Up to and including $200 million
        0.135%          Over $200 million, up to and including $700 million
        0.100%          Over $700 million, up to and including $1.2 billion
        0.075%          Over $1.2 billion

The Franklin Technology Fund pays an administrative fee to FT Services of 0.20% per year of the Fund's average daily net assets.

Under an agreement with Advisers, FT Services provides administrative services to the Franklin Global Communications Fund, the Franklin Global Health Care Fund, and the Franklin Natural Resources Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the funds.

C. DISTRIBUTION FEES

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares under a Rule 12b-1 plan up to a certain percentage per year of their average daily net assets of each class as follows:

-------------------------------------------------------------------------------------------
                FRANKLIN       FRANKLIN GLOBAL    FRANKLIN        FRANKLIN       FRANKLIN
              BIOTECHNOLOGY    COMMUNICATIONS   GLOBAL HEALTH     NATURAL       TECHNOLOGY
             DISCOVERY FUND         FUND          CARE FUND    RESOURCES FUND      FUND
-------------------------------------------------------------------------------------------
Class A ....      0.35%             0.25%          0.25%            0.35%           0.35%
Class B ....        --              1.00%          1.00%              --            1.00%
Class C ....        --              1.00%          1.00%              --            1.00%
Class R ....        --                --             --               --            0.50%

The Franklin Biotechnology Discovery Fund reimburses Distributors up to 0.25% when the Fund is closed and up to 0.35% when it is open to new investors. Under the Class A distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.





98 |  Annual Report

Franklin Strategic Series

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                        ------------------------------------------------------------------------------
                           FRANKLIN       FRANKLIN GLOBAL    FRANKLIN        FRANKLIN       FRANKLIN
                        BIOTECHNOLOGY    COMMUNICATIONS   GLOBAL HEALTH     NATURAL       TECHNOLOGY
                        DISCOVERY FUND         FUND          CARE FUND    RESOURCES FUND      FUND
                        ------------------------------------------------------------------------------
Net sales charges
 received ............       $146,393        $8,796          $36,808         $312,174        $13,953
Contingent deferred sales
 charges retained ....         $1,639        $9,357          $43,488         $    582        $15,895

E. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statement of Operations of which the following amounts were retained by Investor Services:

                         -------------------------------------------------------------------------------
                             FRANKLIN       FRANKLIN GLOBAL    FRANKLIN        FRANKLIN       FRANKLIN
                           BIOTECHNOLOGY    COMMUNICATIONS   GLOBAL HEALTH     NATURAL       TECHNOLOGY
                          DISCOVERY FUND         FUND          CARE FUND    RESOURCES FUND      FUND
                         -------------------------------------------------------------------------------
Transfer agent fees ....    $1,366,226          $240,395       $364,465         $174,254     $213,693


4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended April 30, 2005, the custodian fees were reduced as noted in the Statements of Operations.


5. INCOME TAXES

At April 30, 2005, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                       -------------------------------------------------------------------------------
                           FRANKLIN       FRANKLIN GLOBAL    FRANKLIN    FRANKLIN NATURAL   FRANKLIN
                         BIOTECHNOLOGY    COMMUNICATIONS   GLOBAL HEALTH     RESOURCES     TECHNOLOGY
                        DISCOVERY FUND         FUND          CARE FUND         FUND           FUND
                       -------------------------------------------------------------------------------
Capital loss carryovers expiring in:
2010 .................    $118,188,055      $ 72,457,462    $        --        $ --       $27,180,872
2011 .................     238,490,545        52,123,016      6,216,240          --        28,445,452
2012 .................      72,400,540                --     15,108,743          --                --
                          ---------------------------------------------------------------------------
                          $429,079,140      $124,580,478    $21,324,983        $ --       $55,626,324
                          ---------------------------------------------------------------------------





                                                              Annual Report | 99

Franklin Strategic Series

5. INCOME TAXES (CONTINUED)

At April 30, 2005, the Funds had the following deferred currency losses occurring subsequent to October 31, 2004. For tax purposes, such losses will be reflected in the year ending April 30, 2006.

                 ------------------------------------------------------------------------------
                    FRANKLIN       FRANKLIN GLOBAL    FRANKLIN    FRANKLIN NATURAL   FRANKLIN
                  BIOTECHNOLOGY    COMMUNICATIONS   GLOBAL HEALTH     RESOURCES     TECHNOLOGY
                 DISCOVERY FUND         FUND          CARE FUND         FUND          FUND
                 ------------------------------------------------------------------------------
                        $--           $15,302            $--             $--            $--

The tax character of distributions paid during the years ended April 30, 2005 and 2004, was as follows:

                                             ----------------------------------------------------------
                                                  FRANKLIN GLOBAL                   FRANKLIN NATURAL
                                                COMMUNICATIONS FUND                 RESOURCES FUND
                                             ----------------------------------------------------------
                                                2005           2004               2005           2004
                                             ----------------------------------------------------------
Distributions paid from - ordinary income     $148,066          $--               $--          $60,089

At April 30, 2005, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

                        -------------------------------------------------------------------------------
                           FRANKLIN       FRANKLIN GLOBAL    FRANKLIN        FRANKLIN       FRANKLIN
                         BIOTECHNOLOGY    COMMUNICATIONS   GLOBAL HEALTH     NATURAL       TECHNOLOGY
                        DISCOVERY FUND         FUND          CARE FUND    RESOURCES FUND      FUND
                        -------------------------------------------------------------------------------
Cost of investments ...   $459,741,697       $55,243,089   $106,982,069   $200,036,987    $42,364,227
                        -------------------------------------------------------------------------------
Unrealized
 appreciation .........   $123,473,722       $ 7,918,298   $ 20,472,255   $ 48,888,589    $ 6,158,512
Unrealized
 depreciation .........    (48,197,362)       (3,125,104)    (6,213,642)    (4,311,010)    (2,759,956)
                        -------------------------------------------------------------------------------
Net unrealized
 appreciation
 (depreciation) .......   $ 75,276,360       $ 4,793,194   $ 14,258,613   $ 44,577,579    $ 3,398,556
                        -------------------------------------------------------------------------------
Undistributed
 ordinary income ......   $         --       $   632,816   $         --    $ 1,141,650    $        --
Undistributed long term
 capital gains ........             --                --             --      2,030,666             --
                        -------------------------------------------------------------------------------
Distributable
 earnings .............   $         --        $  632,816   $         --    $ 3,172,316     $       --
                        -------------------------------------------------------------------------------

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares and net operating losses.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and passive foreign investment company shares.





100 |  Annual Report

Franklin Strategic Series

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended April 30, 2005, were as follows:

                        --------------------------------------------------------------------------------
                           FRANKLIN       FRANKLIN GLOBAL    FRANKLIN       FRANKLIN        FRANKLIN
                         BIOTECHNOLOGY    COMMUNICATIONS   GLOBAL HEALTH    NATURAL        TECHNOLOGY
                        DISCOVERY FUND         FUND          CARE FUND   RESOURCES FUND       FUND
                        --------------------------------------------------------------------------------
Purchases ............    $194,049,346      $115,706,040   $ 92,308,573    $139,065,420    $32,055,136
Sales ................    $296,146,557      $129,720,252   $107,243,394    $ 51,223,291    $39,439,021


7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.


8. RESTRICTED SECURITIES

At April 30, 2005, investments in securities included issues that are restricted and illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At April 30, 2005, the funds held investments in restricted and illiquid securities as follows:

----------------------------------------------------------------------------------------------------
                                                         ACQUISITION
  SHARES       ISSUER                                       DATE           COST             VALUE
----------------------------------------------------------------------------------------------------
FRANKLIN BIOTECHNOLOGY DISCOVERY FUND
  2,227,172    Fibrogen Inc., cvt. pfd., E
               (2.1% of Net Assets) .................      5/19/00      $10,000,002     $10,133,633
                                                                        ----------------------------
FRANKLIN GLOBAL COMMUNICATIONS FUND
     95,932    Kestrel Solutions, cvt. pfd., D
               (0.0% of Net Assets) .................      1/21/00      $ 1,249,994     $        --
                                                                        ----------------------------
FRANKLIN GLOBAL HEALTH CARE FUND
    136,364    Masimo Corp., cvt. pfd., F
               (0.6% of Net Assets) .................      5/15/00      $ 1,500,004     $   750,002
                                                                        ----------------------------


9. OTHER CONSIDERATIONS

Directors or employees of Advisers, as Franklin Natural Resources Fund's Investment Manager, may serve as members of various bondholders' steering committees, on credit committees, or may represent the Fund in certain corporate restructuring negotiations. At April 30, 2005, such individuals serve in one or more of these capacities for Solutia Inc. As a result of this involvement, Advisers may be in possession of certain material non-public information. If the Fund's Investment Manager, while in possession of such information, seeks to sell any of its holdings in these securities it will comply with all applicable federal securities laws.





                                                             Annual Report | 101

Franklin Strategic Series

10. REGULATORY MATTERS

INVESTIGATIONS AND SETTLEMENTS
As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, provided documents and information in response to subpoenas and/or requests for documents, information and/or testimony. Beginning in August 2004, the Company entered into settlements with certain of the regulators and a governmental entity investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

Two of the settlement agreements, those with the SEC and the CAGO concerning marketing support payments, provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the participating funds and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the SEC settlement. When approved, disbursements of settlement monies under the SEC's settlement will be made promptly in accordance with the terms and conditions of that order.

OTHER LEGAL PROCEEDINGS
On April 12, 2005, the Attorney General of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia against a number of companies engaged in the mutual fund industry, including Franklin Resources, Inc. and its subsidiary, Franklin Advisers, Inc., and certain other parties alleging violations of the West Virginia Consumer Credit and Protection Act and seeking, among other things, civil penalties and attorneys' fees and costs. To the extent applicable to the Company, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts Administrative Complaint concerning one instance of market timing (the "Administrative Complaint") and the SEC's findings regarding market timing in its August 2, 2004 Order (the "SEC Order"), both of which matters were previously reported.







102 |  Annual Report

Franklin Strategic Series

10. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)
The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Administrative Complaint and the SEC's findings regarding market timing in the SEC Order. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of the named funds.

The Company and fund management strongly believe that the claims made in each of the lawsuits described above are without merit and intends to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.



                                                             Annual Report | 103

Franklin Strategic Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FRANKLIN STRATEGIC SERIES

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Biotechnology Discovery Fund, Franklin Global Communications Fund, Franklin Global Health Care Fund, Franklin Natural Resources Fund, and Franklin Technology Fund (separate portfolios of Franklin Strategic Series, hereinafter referred to as the "Funds") at April 30, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 10, 2005



104 |  Annual Report

Franklin Strategic Series

TAX DESIGNATION (UNAUDITED)


Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Funds designate the following amounts as capital gain dividends for the fiscal year ended April 30, 2005:

                        ------------------------------------------------------------------------------
                           FRANKLIN       FRANKLIN GLOBAL    FRANKLIN        FRANKLIN       FRANKLIN
                         BIOTECHNOLOGY    COMMUNICATIONS   GLOBAL HEALTH     NATURAL       TECHNOLOGY
                        DISCOVERY FUND         FUND          CARE FUND    RESOURCES FUND      FUND
                        ------------------------------------------------------------------------------
                            $  --              $  --           $  --        $2,030,666        $  --

Under Section 854(b)(2) of the Code, the Funds designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2005:

                        ------------------------------------------------------------------------------
                           FRANKLIN       FRANKLIN GLOBAL    FRANKLIN        FRANKLIN       FRANKLIN
                         BIOTECHNOLOGY    COMMUNICATIONS   GLOBAL HEALTH     NATURAL       TECHNOLOGY
                        DISCOVERY FUND         FUND          CARE FUND    RESOURCES FUND      FUND
                        ------------------------------------------------------------------------------
                           $ 206,084        $ 948,869       $ 1,017,309      $ 2,080,338    $ 285,153

In January 2006, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2005. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Funds designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended April 30, 2005:

                        ------------------------------------------------------------------------------
                           FRANKLIN       FRANKLIN GLOBAL    FRANKLIN        FRANKLIN       FRANKLIN
                         BIOTECHNOLOGY    COMMUNICATIONS   GLOBAL HEALTH     NATURAL       TECHNOLOGY
                        DISCOVERY FUND         FUND          CARE FUND    RESOURCES FUND      FUND
                        ------------------------------------------------------------------------------
                               --               100%             --              --             --




                                                             Annual Report | 105

Franklin Strategic Series

BOARD MEMBERS AND OFFICERS


The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 FRANK H. ABBOTT, III (84)     Trustee        Since 1991       115                        None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President and Director, Abbott Corporation (an investment company).
------------------------------------------------------------------------------------------------------------------------------------
 HARRIS J. ASHTON (73)         Trustee        Since 1991       143                        Director, Bar-S Foods (meat packing
 One Franklin Parkway                                                                     company).
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
 Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
 S. JOSEPH FORTUNATO (72)      Trustee        Since 1991       144                        None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch
 (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
 EDITH E. HOLIDAY (53)         Trustee        Since 1998       97                         Director, Amerada Hess Corporation
 One Franklin Parkway                                                                     (exploration and refining of oil
 San Mateo, CA 94403-1906                                                                 and gas), H.J. Heinz Company
                                                                                          (processed foods and allied
                                                                                          products), RTI International
                                                                                          Metals, Inc. (manufacture and
                                                                                          distribution of titanium), Canadian
                                                                                          National Railway (railroad), and
                                                                                          White Mountains Insurance Group,
                                                                                          Ltd. (holding company).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
 of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
 and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
 FRANK W.T. LAHAYE (76)        Trustee        Since 1991       117                        Director, The California Center for
 One Franklin Parkway                                                                     Land Recycling (redevelopment).
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------



106 |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 GORDON S. MACKLIN (77)        Trustee        Since 1992       143                        Director, Martek Biosciences
 One Franklin Parkway                                                                     Corporation, MedImmune, Inc.
 San Mateo, CA 94403-1906                                                                 (biotechnology), and Overstock.com
                                                                                          (Internet services); and FORMERLY,
                                                                                          Director, MCI Communication
                                                                                          Corporation (subsequently known as
                                                                                          MCI WorldCom, Inc. and WorldCom,
                                                                                          Inc.) (communications services)
                                                                                          (1988-2002), White Mountains
                                                                                          Insurance Group, Ltd. (holding
                                                                                          company) (1987-2004) and Spacehab,
                                                                                          Inc. (aerospace services)
                                                                                          (1994-2003).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company)
 (2001-2004); Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking)
 (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **HARMON E. BURNS (60)        Trustee and    Trustee since    36                         None
 One Franklin Parkway          Vice President 1993 and Vice
 San Mateo, CA 94403-1906                     President since
                                              1991

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin
 Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 **CHARLES B. JOHNSON (72)     Trustee and    Trustee since    143                        None
 One Franklin Parkway          Chairman of    1991 and
 San Mateo, CA 94403-1906      the Board      Chairman of the
                                              Board since 1993

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
 Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------



                                                             Annual Report | 107

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
                                                LENGTH OF           FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED         BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **RUPERT H. JOHNSON, JR. (64)   Trustee,       Trustee since       127                        None
 One Franklin Parkway            President and  1991, President
 San Mateo, CA 94403-1906        Chief          since 1993 and
                                 Executive      Chief Executive
                                 Officer -      Officer -
                                 Investment     Investment
                                 Management     Management
                                                since 2002


 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and
 officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JAMES M. DAVIS (53)             Chief          Since July 2004     Not Applicable             Not Applicable
 One Franklin Parkway            Compliance
 San Mateo, CA 94403-1906        Officer

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources,
 Inc.; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
 LAURA FERGERSON (43)            Treasurer      Since July 2004     Not Applicable             Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 34 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and
 Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin
 Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
 MARTIN L. FLANAGAN (45)         Vice President Since 1995          Not Applicable             Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin
 Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
 President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.;
 Executive Vice President, Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC;
 Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JIMMY D. GAMBILL (57)           Senior Vice    Since 2002          Not Applicable             Not Applicable
 500 East Broward Blvd.          President and
 Suite 2100                      Chief
 Fort Lauderdale,                Executive
 FL 33394-3091                   Officer -
                                 Finance and
                                 Administration

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

108 |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 DAVID P. GOSS (58)            Vice President Since 2000       Not Applicable             Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin
 Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief
 Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
 BARBARA J. GREEN (57)         Vice President Since 2000       Not Applicable             Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
 Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
 Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC,
 Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and
 Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management,
 Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S.
 Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court
 (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
 EDWARD B. JAMIESON (56)       Vice President Since 2000       Not Applicable             Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; officer of other subsidiaries of Franklin Resources,
 Inc.; and officer and trustee of five of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 MICHAEL O. MAGDOL (68)        Vice           Since 2002       Not Applicable             Not Applicable
 600 Fifth Avenue              President -
 Rockefeller Center            AML
 New York, NY 10020-2302       Compliance

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, FTI Banque, Arch Chemicals,
 Inc. and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin
 Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 CHRISTOPHER J. MOLUMPHY (43)  Vice President Since 2000       Not Applicable             Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President, Franklin Advisers, Inc.; and officer of six of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------



                                                             Annual Report | 109

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS       POSITION         TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 MURRAY L. SIMPSON (68)       Vice President  Since 2000       Not Applicable             Not Applicable
 One Franklin Parkway         and Secretary
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and
 FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and
 Director, Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------
 GALEN VETTER (53)           Chief Financial  Since 2004       Not Applicable             Not Applicable
 500 East Broward Blvd.      Officer and
 Suite 2100                  Chief
 Fort Lauderdale, FL         Accounting
 33394-3091                  Officer

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services,
 LLC; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
------------------------------------------------------------------------------------------------------------------------------------


*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources Inc. (Resources), which is the parent company of the Trust's adviser and distributor. Harmon E. Burns is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director of Resources. Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.



110 |  Annual Report

Franklin Strategic Series

SHAREHOLDER INFORMATION



BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT

At meetings held February 28, 2005, and April 19, 2005, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment advisory contract for each of the twelve separate funds within the Trust ("Fund(s)"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper Financial Services ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager including management's explanation of differences where relevant, and a three year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report were a memorandum prepared by management describing enhancements to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment advisory contracts for all the Funds were considered at the same Board meeting, the Trustees dealt with each Fund separately. In approving continuance of the investment advisory contract for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment advisory contract was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout





                                                             Annual Report | 111

Franklin Strategic Series

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

the Franklin Templeton fund complex, the adherence to fair value pricing procedures, established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable third party report on portfolio execution, as well as the compliance procedures and qualifications of the Chief Compliance Officer established in accordance with recently adopted SEC requirements. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of the amount of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties such as Dalbar, and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the contract renewals. The Lipper report prepared for each individual Fund showed their investment performance or that of their Class A shares for those having multiple share classes, in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one year period ending February 28, 2005, and previous periods ending that date of up to ten years depending on when a particular Fund commenced operations. The following summarizes the performance results for each of the Funds and the Board's view of such performance.

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional health/biotechnology funds as selected by Lipper. The Lipper report comparison showed the Fund's total return to be in the fifth or lowest quintile of





112 |  Annual Report

Franklin Strategic Series

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

this performance universe for the one year period, as well as the previous five and three year periods on an annualized basis. Management's explanation of such poor relative performance was that this performance universe includes general health care funds, which invest in both health care and biotechnology sectors, whereas the Fund invests solely in the biotechnology subsector. Management further pointed out that during each of the one, three and five year periods, the Fund's investment performance had been better than its investment benchmark NASDAQ Biotechnology Index, as well as the average performance of other biotechnology subsector funds. Management also discussed actions being taken to improve the Fund's performance. The Board found the Fund's investment performance to be acceptable noting management's explanation and discussions.

FRANKLIN GLOBAL COMMUNICATIONS FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional telecommunications funds as selected by Lipper. The Lipper report showed the Fund's total return to be in the fourth lowest quintile of such performance universe for the one year period, but on an annualized basis was in the upper half of such performance universe for the previous three year period, and in the top or highest quintile of such performance universe for the previous five year period. While the Fund's total return for the previous ten-year period was in the fifth quintile it was noted the Fund had changed its name and investment objectives in November 1999. In discussing this performance, management pointed out that the Fund generally invests in higher quality securities which were outperformed by more speculative securities during the last year and that the Fund does not use leverage to enhance its performance. Management also discussed actions being taken to improve performance. The Board believed such performance to be acceptable, noting management's explanation and discussions.

FRANKLIN GLOBAL HEALTH CARE FUND - The performance universe for the Fund consisted of the Fund and all retail and institutional health/biotechnology funds as selected by Lipper. The Lipper report comparison for the Fund showed its total return for the one year period was in the first or highest quintile of such performance universe, but for the previous three, five and ten year periods was in either the fourth lowest or lowest quintile of such performance universe on an annualized basis. The Board noted that there had been a change in the lead portfolio manager for this Fund at the beginning of 2003 and expressed satisfaction with the Fund's performance since then.

FRANKLIN NATURAL RESOURCES FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional natural resources funds as selected by Lipper. The Lipper report comparison for the Fund showed its total return for the one year period placed it in the second highest quintile of such performance universe and that its total return on an annualized basis placed it in the upper half of such performance universe for the previous three and five year periods. The Fund has not been in operation for a full ten-year period. The Board was satisfied with this performance, noting the Fund's total return for the previous three- and five-year periods exceeded 20% and 15%, respectively.





                                                             Annual Report | 113

Franklin Strategic Series

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

FRANKLIN TECHNOLOGY FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional science and technology funds as selected by Lipper. The Lipper report comparison for the Fund showed its total return placed it in the first or highest quintile of such performance universe during the one year period. The Fund's operations cover a four year period and the report showed its total return on an annualized basis was in the second highest quintile for each of the previous two and four year periods and in the upper half of such performance universe for the three year period. The Board was satisfied with this performance.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratio of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under each Lipper report for each Fund. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment advisory contract was similar to those provided by fund managers to other mutual fund groups which would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to the Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for those Funds with multiple share classes. The results of such expense comparisons showed the effective management fee rates and actual total expenses (both including and excluding any 12b-1 fees) for each of the Franklin Biotechnology Discovery Fund, Franklin Global Health Care Fund and Franklin Natural Resources Fund were in the lowest quintile of their respective Lipper expense groups. The effective management fee rates for each of the Franklin Global Communications Fund and Franklin Technology Fund also were in the lowest quintile of their respective Lipper expense groups with actual total expenses (both including and excluding 12b-1 fees) being in the second lowest quintile of its expense group for the Franklin Global Communications Fund, and the middle quintile of its expense group for the Franklin Technology Fund. The Board noted that the Franklin Technology Fund was relatively small with approximately $55 million of net assets at year-end. While realizing that other factors, such as the Manager's profitability and economies of scale bear on the reasonableness of fees, the Board was satisfied with the management fees and total expenses of each Fund in comparison to its expense group as shown in the Lipper reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and





114 |  Annual Report

Franklin Strategic Series

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity which finances up-front commissions paid to brokers/dealers who sold Fund Class B shares, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that it had engaged on a biennial basis the Fund's independent accountants to perform certain procedures specified by the Board solely for its purpose and use. It was also noted that legal costs and payments incurred by Franklin Templeton in resolving various legal proceedings arising from its U.S. fund operations had not been allocated to the Funds for purposes of determining profitability. Included in the analysis for each Fund were the revenue and related costs broken down separately from the management, underwriting and shareholder services functions provided by the Manager and its affiliates to each Fund, as well as the relative contribution of each Fund to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its corporate affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon their consideration of all these factors, the Board determined that the level of profits realized by the Manager under its investment advisory contract with each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board noted that in the case of the Funds, economies of scale were shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment advisory contracts for the Funds contained breakpoints that continued to asset levels which far exceeded their asset size at December 31, 2004. In view of





                                                             Annual Report | 115

Franklin Strategic Series

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

such structure and the favorable fee and expense comparisons of these Funds within their respective expense groups, the Board believed that to the extent economies of scale may be realized by the Manager of these Funds and its affiliates, that there was a sharing of benefits with each of these Funds and their shareholders.


PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.





116 |  Annual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4,5
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund

TAX-FREE INCOME 6
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia


INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 9


1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.
2. The fund is only open to existing shareholders and select retirement plans.
3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
5. Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.
6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.
7. Portfolio of insured municipal securities.
8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).
9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.




01/05                                              Not part of the annual report

  [LOGO OMITTED]
FRANKLIN TEMPLETON       One Franklin Parkway
    INVESTMENTS          San Mateo, CA 94403-1906



WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.



ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN STRATEGIC SERIES


INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.



FSS2 A2005 06/05







                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                       APRIL 30, 2005
--------------------------------------------------------------------------------
                                           A series of Franklin Strategic Series
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         ANNUAL REPORT AND SHAREHOLDER LETTER          |         BLEND
--------------------------------------------------------------------------------
                                                       WANT TO RECEIVE THIS
                                                       DOCUMENT
                                                       FASTER VIA EMAIL?
                      FRANKLIN
                   BLUE CHIP FUND                      Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                               FRANKLIN TEMPLETON INVESTMENTS

                               GAIN FROM OUR PERSPECTIVE

                               Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE          Each of our portfolio management groups operates
                               autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                               FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                               TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, it offers investors the broadest global reach in the industry with offices in over 25 countries.

                               MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION           Because our management groups work independently
                               and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST      At Franklin Templeton Investments, we seek to
                               consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the annual report

                                    CONTENTS

SHAREHOLDER LETTER ........................................................    1

ANNUAL REPORT

Franklin Blue Chip Fund ...................................................    4

Performance Summary .......................................................    8

Your Fund's Expenses ......................................................   13

Financial Highlights and Statement of Investments .........................   15

Financial Statements ......................................................   22

Notes to Financial Statements .............................................   26

Report of Independent Registered Public Accounting Firm ...................   35

Tax Designation ...........................................................   36

Board Members and Officers.................................................   37

Shareholder Information....................................................   42



ANNUAL REPORT

FRANKLIN BLUE CHIP FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Blue Chip Fund seeks long-term capital appreciation by investing a substantial portion of its assets in blue chip companies, which are well-established companies with strong financial records relative to other companies in their respective industries.

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin Blue Chip Fund covers the fiscal year ended April 30, 2005.

PERFORMANCE OVERVIEW

Franklin Blue Chip Fund - Class A posted a +2.41% cumulative total return for the 12 months under review. The Fund underperformed its benchmark, the Standard & Poor's Composite Index (S&P 500), which posted a 6.33% total return for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended April 30, 2005, domestic economic expansion showed staying power across most industries, sectors and regions. Gross domestic product (GDP) rose at an annualized 3.8% rate in fourth quarter 2004 and an annualized 3.5% in first quarter 2005, benefiting from greater business investment, sizable inventory buildup and consumer spending. Although booming demand for imported goods and materials fueled the trade gap, U.S. dollar depreciation supported manufacturing activity and made U.S. exports more competitive in the global market.

The labor market firmed as employment increased and the unemployment rate dropped from 5.5% to 5.2% during the reporting period.(2) Hiring rebounded in many industries, bolstered by healthy business spending and solid business confidence. High energy prices cooled consumer sentiment. Although core retail sales generally held strong, they weakened toward period-end. Oil prices hit a new high of $57.27 on April 1 before declining to $49.72 on April 30.(3)

(1) Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for their market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2)   Source: Bureau of Labor Statistics.

(3)   Source: Bloomberg Energy/Commodity Service.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 19.


4 |  Annual Report

The Federal Reserve Board raised the federal funds target rate from 1.00% to 2.75% and said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability. Inflation remained relatively contained for the 12 months ended April 30, 2005, as measured by the 2.2% rise for the core Consumer Price Index, which excludes volatile food and energy costs. Pricing pressures were somewhat eased by continued competition, globalization and offshoring, as many companies held back in passing along higher commodity and energy costs to consumers.

Despite a generally strong economy and improving corporate fundamentals, investors faced a stock market influenced partly by rising inflation, the fluctuating dollar and interest rate hikes during the period. Corporate profits rebounded and dividend payments surged to a record level, with U.S. companies paying out $181 billion in 2004.(4) The pace of initial public offerings (IPOs) remained strong through much of the reporting period, supporting investor confidence. The blue chip stocks of the Dow Jones Industrial Average gained 1.84% for the period under review, while the broader S&P 500 rose 6.33%, and the technology-heavy NASDAQ Composite Index increased 0.66%.(5)

INVESTMENT STRATEGY

Our investment process begins with company-specific research to identify the best investment opportunities for long-term growth. We examine high-quality companies and focus on those we believe have a sustainable competitive advantage, a strong financial record and a market capitalization of more than $1 billion. Our team of equity analysts look for businesses with strong brands, experienced management teams, substantial research and development budgets, large and growing market shares, solid balance sheets, consistent earnings growth and sustainable competitive advantages. Finally, we assess industries and sectors that we believe offer attractive secular trends or favorable risk-reward profiles before determining final investment weightings or decisions.

(4) Source: Standard & Poor's, "2005 Buybacks Soar to Record Levels, Says S&P," standardandpoors.com, 4/7/05.

(5) Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 4/30/05

Finance                                                  19.2%
Electronic Technology*                                   12.1%
Health Technology*                                       10.4%
Producer Manufacturing                                    8.6%
Energy Minerals                                           8.0%
Retail Trade                                              7.6%
Consumer Non-Durables                                     5.7%
Technology Services*                                      5.1%
Consumer Services                                         3.7%
Process Industries                                        3.5%
Communications                                            2.8%
Distribution Services                                     2.3%
Utilities                                                 2.0%
Transportation                                            2.0%
Other                                                     6.3%
Short-Term Investments & Other Net Assets                 0.7%

* Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.


                                                               Annual Report | 5

TOP 10 HOLDINGS
4/30/05

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
ExxonMobil Corp.                                                            3.7%
 ENERGY MINERALS
--------------------------------------------------------------------------------
General Electric Co.                                                        3.1%
 PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
Citigroup Inc.                                                              3.1%
 FINANCE
--------------------------------------------------------------------------------
Freddie Mac                                                                 3.0%
 FINANCE
--------------------------------------------------------------------------------
BP PLC, ADR (U.K.)                                                          2.6%
 ENERGY MINERALS
--------------------------------------------------------------------------------
Pfizer Inc.                                                                 2.5%
 HEALTH TECHNOLOGY
--------------------------------------------------------------------------------
Johnson & Johnson                                                           2.5%
 HEALTH TECHNOLOGY
--------------------------------------------------------------------------------
Wal-Mart Stores Inc.                                                        2.4%
 RETAIL TRADE
--------------------------------------------------------------------------------
Bunge Ltd.                                                                  2.1%
 PROCESS INDUSTRIES
--------------------------------------------------------------------------------
Intel Corp.                                                                 2.1%
 ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------

MANAGER'S DISCUSSION

Individual stock selection and overweighted exposure in energy minerals and process industries relative to the Fund's benchmark, the S&P 500, positively contributed to Fund performance during the 12 months under review. On an absolute basis, specific holdings that bolstered Fund performance included integrated oil company ExxonMobil, leading coal producer Peabody Energy (sold during the period), and global agribusiness and fertilizer company Bunge. ExxonMobil and Peabody Energy, in particular, benefited from high energy prices, while large soybean harvests and continued demand for soybeans and other products such as vegetable oil and biodiesel fuel lifted Bunge's share price.

However, during the reporting period, a number of companies experienced unforeseen adverse events, causing some of the Fund's investments in the health services, technology services and finance sectors to hinder the Fund's relative performance. For instance, concerns and new warning requirements related to cardiovascular risks associated with pharmaceutical company Pfizer's Celebrex and investigations into questionable business practices at insurance brokerage leader, Marsh & McLennan, negatively affected their share prices and dragged on the Fund's performance. In addition, some Fund holdings in the health services sector and, recreational products and regional banks industries also had a negative effect on the Fund's performance.(6) By period-end, we sold our positions in Marsh & McLennan, health benefit company WellPoint Health Network, diagnostic testing service provider Quest Diagnostics and leading educational-game maker, LeapFrog Enterprises.

We continued to maintain our investment discipline and limit the number of portfolio positions to concentrate more heavily on holdings that we believed best fit our investment strategy.

(6) In the SOI, recreational products are part of the consumer durables sector and regional banks are part of the finance sector.


6 |  Annual Report

Thank you for your continued participation in Franklin Blue Chip Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]                     /s/ Alyssa C. Rieder

                                    Alyssa C. Rieder, CFA
                                    Portfolio Manager
                                    Franklin Blue Chip Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 7

PERFORMANCE SUMMARY AS OF 4/30/05

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL:FKBCX)                         CHANGE     4/30/05    4/30/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.32     $13.95     $13.63
--------------------------------------------------------------------------------
DISTRIBUTIONS (5/1/04-4/30/05)
--------------------------------------------------------------------------------
Dividend Income                     $0.0094
--------------------------------------------------------------------------------
CLASS B (SYMBOL:FKBBX)                         CHANGE     4/30/05    4/30/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.23     $13.49     $13.26
--------------------------------------------------------------------------------
CLASS C (SYMBOL:FBCCX)                         CHANGE     4/30/05    4/30/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.23     $13.53     $13.30
--------------------------------------------------------------------------------
CLASS R (SYMBOL:FBCRX)                         CHANGE     4/30/05    4/30/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.30     $13.88     $13.58
--------------------------------------------------------------------------------


8 |  Annual Report

PERFORMANCE(1)

CLASS A: 5.75% maximum initial sales charge; CLASS B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; CLASS C: 1% CDSC in first year only; CLASS R: 1% CDSC for first 18 months only. Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges.

--------------------------------------------------------------------------------
CLASS A                                  1-YEAR      5-YEAR    INCEPTION(6/3/96)
--------------------------------------------------------------------------------
Cumulative Total Return(2)                +2.41%     -19.10%          +52.80%
--------------------------------------------------------------------------------
Average Annual Total Return(3)            -3.46%      -5.28%           +4.18%
--------------------------------------------------------------------------------
Value of $10,000 Investment(4)         $  9,654    $  7,626      $    14,402
--------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(5)       -3.06%      -5.32%           +4.47%
--------------------------------------------------------------------------------
CLASS B                                  1-YEAR      5-YEAR    INCEPTION(2/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return(2)                +1.73%     -21.80%          -15.05%
--------------------------------------------------------------------------------
Average Annual Total Return(3)            -2.27%      -5.17%           -3.24%
--------------------------------------------------------------------------------
Value of $10,000 Investment(4)         $  9,773    $  7,669      $     8,413
--------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(5)       -1.78%      -5.19%           -2.88%
--------------------------------------------------------------------------------
CLASS C                                  1-YEAR      5-YEAR    INCEPTION(2/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return(2)                +1.73%     -21.74%          -14.80%
--------------------------------------------------------------------------------
Average Annual Total Return(3)            +0.73%      -4.78%           -3.01%
--------------------------------------------------------------------------------
Value of $10,000 Investment(4)         $ 10,073    $  7,826      $     8,520
--------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(5)       +1.14%      -4.78%           -2.64%
--------------------------------------------------------------------------------
CLASS R                                  1-YEAR      3-YEAR    INCEPTION(1/1/02)
--------------------------------------------------------------------------------
Cumulative Total Return(2)                +2.21%      +6.44%           +0.95%
--------------------------------------------------------------------------------
Average Annual Total Return(3)            +1.21%      +2.10%           +0.28%
--------------------------------------------------------------------------------
Value of $10,000 Investment(4)         $ 10,121    $ 10,644      $    10,095
--------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(5)       +1.68%      +0.79%           +0.95%
--------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                               Annual Report | 9

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------------
CLASS A                                   4/30/05
-------------------------------------------------
1-Year                                     -3.46%
-------------------------------------------------
5-Year                                     -5.28%
-------------------------------------------------
Since Inception (6/3/96)                   +4.18%
-------------------------------------------------

CLASS A (6/3/96-4/30/05)

  [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                  FRANKLIN BLUE
      DATE         CHIP FUND          S&P 500(6)

   6/3/1996        $ 9,425             $10,000
  6/30/1996        $ 9,548             $10,038
  7/31/1996        $ 9,274             $ 9,595
  8/31/1996        $ 9,359             $ 9,798
  9/30/1996        $ 9,651             $10,349
 10/31/1996        $ 9,651             $10,634
 11/30/1996        $10,028             $11,437
 12/31/1996        $ 9,955             $11,210
  1/31/1997        $10,126             $11,910
  2/28/1997        $10,182             $12,004
  3/31/1997        $10,021             $11,512
  4/30/1997        $10,287             $12,198
  5/31/1997        $10,969             $12,940
  6/30/1997        $11,358             $13,520
  7/31/1997        $11,823             $14,595
  8/31/1997        $10,884             $13,778
  9/30/1997        $11,358             $14,532
 10/31/1997        $10,438             $14,047
 11/30/1997        $10,543             $14,697
 12/31/1997        $10,696             $14,949
  1/31/1998        $10,802             $15,114
  2/28/1998        $11,446             $16,204
  3/31/1998        $11,763             $17,033
  4/30/1998        $11,974             $17,204
  5/31/1998        $11,696             $16,909
  6/30/1998        $11,955             $17,595
  7/31/1998        $11,946             $17,408
  8/31/1998        $10,235             $14,894
  9/30/1998        $10,658             $15,848
 10/31/1998        $11,648             $17,136
 11/30/1998        $12,272             $18,174
 12/31/1998        $12,647             $19,221
  1/31/1999        $13,053             $20,024
  2/28/1999        $12,917             $19,402
  3/31/1999        $13,487             $20,178
  4/30/1999        $13,912             $20,960
  5/31/1999        $13,506             $20,465
  6/30/1999        $14,298             $21,600
  7/31/1999        $14,163             $20,927
  8/31/1999        $14,327             $20,823
  9/30/1999        $14,114             $20,253
 10/31/1999        $14,954             $21,534
 11/30/1999        $15,582             $21,972
 12/31/1999        $17,026             $23,265
  1/31/2000        $16,359             $22,096
  2/29/2000        $16,707             $21,678
  3/31/2000        $18,219             $23,798
  4/30/2000        $17,801             $23,082
  5/31/2000        $17,413             $22,610
  6/30/2000        $17,752             $23,167
  7/31/2000        $17,493             $22,805
  8/31/2000        $18,667             $24,221
  9/30/2000        $18,139             $22,943
 10/31/2000        $17,762             $22,845
 11/30/2000        $16,061             $21,046
 12/31/2000        $16,280             $21,149
  1/31/2001        $16,807             $21,899
  2/28/2001        $15,311             $19,903
  3/31/2001        $14,145             $18,643
  4/30/2001        $15,269             $20,091
  5/31/2001        $15,476             $20,225
  6/30/2001        $15,022             $19,733
  7/31/2001        $14,836             $19,539
  8/31/2001        $13,846             $18,317
  9/30/2001        $12,618             $16,838
 10/31/2001        $12,814             $17,159
 11/30/2001        $13,918             $18,475
 12/31/2001        $14,155             $18,637
  1/31/2002        $13,856             $18,365
  2/28/2002        $13,629             $18,011
  3/31/2002        $14,299             $18,689
  4/30/2002        $13,464             $17,556
  5/31/2002        $13,340             $17,427
  6/30/2002        $12,308             $16,186
  7/31/2002        $11,225             $14,925
  8/31/2002        $11,390             $15,023
  9/30/2002        $10,307             $13,391
 10/31/2002        $10,998             $14,569
 11/30/2002        $11,689             $15,426
 12/31/2002        $10,967             $14,520
  1/31/2003        $10,709             $14,140
  2/28/2003        $10,616             $13,928
  3/31/2003        $10,678             $14,062
  4/30/2003        $11,524             $15,220
  5/31/2003        $12,174             $16,021
  6/30/2003        $12,267             $16,226
  7/31/2003        $12,401             $16,512
  8/31/2003        $12,711             $16,834
  9/30/2003        $12,638             $16,656
 10/31/2003        $13,247             $17,597
 11/30/2003        $13,381             $17,752
 12/31/2003        $13,938             $18,682
  1/31/2004        $14,227             $19,025
  2/29/2004        $14,475             $19,289
  3/31/2004        $14,299             $18,998
  4/30/2004        $14,062             $18,701
  5/31/2004        $14,165             $18,957
  6/30/2004        $14,330             $19,325
  7/31/2004        $13,846             $18,686
  8/31/2004        $13,887             $18,761
  9/30/2004        $14,021             $18,964
 10/31/2004        $14,031             $19,254
 11/30/2004        $14,630             $20,032
 12/31/2004        $15,114             $20,714
  1/31/2005        $14,763             $20,209
  2/28/2005        $14,990             $20,634
  3/31/2005        $14,711             $20,269
  4/30/2005        $14,402             $19,884

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------------
CLASS B                                   4/30/05
-------------------------------------------------
1-Year                                     -2.27%
-------------------------------------------------
5-Year                                     -5.17%
-------------------------------------------------
Since Inception (2/1/00)                   -3.24%
-------------------------------------------------

CLASS B (2/1/00-4/30/05)

  [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                  FRANKLIN BLUE
      DATE          CHIP FUND         S&P 500(6)

   2/1/2000          $10,000           $10,000
  2/29/2000          $10,207           $ 9,811
  3/31/2000          $11,119           $10,770
  4/30/2000          $10,863           $10,446
  5/31/2000          $10,614           $10,232
  6/30/2000          $10,815           $10,485
  7/31/2000          $10,650           $10,321
  8/31/2000          $11,356           $10,962
  9/30/2000          $11,033           $10,383
 10/31/2000          $10,796           $10,339
 11/30/2000          $ 9,757           $ 9,524
 12/31/2000          $ 9,887           $ 9,571
  1/31/2001          $10,195           $ 9,911
  2/28/2001          $ 9,282           $ 9,008
  3/31/2001          $ 8,571           $ 8,437
  4/30/2001          $ 9,251           $ 9,092
  5/31/2001          $ 9,370           $ 9,153
  6/30/2001          $ 9,087           $ 8,931
  7/31/2001          $ 8,974           $ 8,843
  8/31/2001          $ 8,369           $ 8,290
  9/30/2001          $ 7,620           $ 7,620
 10/31/2001          $ 7,733           $ 7,766
 11/30/2001          $ 8,401           $ 8,361
 12/31/2001          $ 8,539           $ 8,435
  1/31/2002          $ 8,350           $ 8,312
  2/28/2002          $ 8,205           $ 8,151
  3/31/2002          $ 8,608           $ 8,458
  4/30/2002          $ 8,105           $ 7,945
  5/31/2002          $ 8,023           $ 7,887
  6/30/2002          $ 7,399           $ 7,325
  7/31/2002          $ 6,744           $ 6,754
  8/31/2002          $ 6,839           $ 6,799
  9/30/2002          $ 6,184           $ 6,060
 10/31/2002          $ 6,600           $ 6,593
 11/30/2002          $ 7,009           $ 6,981
 12/31/2002          $ 6,568           $ 6,571
  1/31/2003          $ 6,417           $ 6,399
  2/28/2003          $ 6,354           $ 6,303
  3/31/2003          $ 6,385           $ 6,364
  4/30/2003          $ 6,889           $ 6,888
  5/31/2003          $ 7,273           $ 7,251
  6/30/2003          $ 7,324           $ 7,343
  7/31/2003          $ 7,399           $ 7,473
  8/31/2003          $ 7,582           $ 7,618
  9/30/2003          $ 7,538           $ 7,538
 10/31/2003          $ 7,897           $ 7,964
 11/30/2003          $ 7,972           $ 8,034
 12/31/2003          $ 8,294           $ 8,455
  1/31/2004          $ 8,457           $ 8,610
  2/29/2004          $ 8,602           $ 8,730
  3/31/2004          $ 8,495           $ 8,598
  4/30/2004          $ 8,350           $ 8,463
  5/31/2004          $ 8,407           $ 8,579
  6/30/2004          $ 8,501           $ 8,746
  7/31/2004          $ 8,205           $ 8,456
  8/31/2004          $ 8,231           $ 8,490
  9/30/2004          $ 8,306           $ 8,582
 10/31/2004          $ 8,300           $ 8,713
 11/30/2004          $ 8,653           $ 9,066
 12/31/2004          $ 8,936           $ 9,374
  1/31/2005          $ 8,722           $ 9,146
  2/28/2005          $ 8,848           $ 9,338
  3/31/2005          $ 8,684           $ 9,173
  4/30/2005          $ 8,413           $ 8,999


10 |  Annual Report

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------------
CLASS C                                   4/30/05
-------------------------------------------------
1-Year                                     +0.73%
-------------------------------------------------
5-Year                                     -4.78%
-------------------------------------------------
Since Inception (2/1/00)                   -3.01%
-------------------------------------------------

CLASS C (2/1/00-4/30/05)

  [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                  FRANKLIN BLUE
      DATE         CHIP FUND          S&P 500(6)

   2/1/2000          $10,000           $10,000
  2/29/2000          $10,207           $ 9,811
  3/31/2000          $11,125           $10,770
  4/30/2000          $10,888           $10,446
  5/31/2000          $10,644           $10,232
  6/30/2000          $10,845           $10,485
  7/31/2000          $10,681           $10,321
  8/31/2000          $11,392           $10,962
  9/30/2000          $11,070           $10,383
 10/31/2000          $10,833           $10,339
 11/30/2000          $ 9,781           $ 9,524
 12/31/2000          $ 9,918           $ 9,571
  1/31/2001          $10,227           $ 9,911
  2/28/2001          $ 9,314           $ 9,008
  3/31/2001          $ 8,596           $ 8,437
  4/30/2001          $ 9,282           $ 9,092
  5/31/2001          $ 9,402           $ 9,153
  6/30/2001          $ 9,119           $ 8,931
  7/31/2001          $ 8,999           $ 8,843
  8/31/2001          $ 8,401           $ 8,290
  9/30/2001          $ 7,645           $ 7,620
 10/31/2001          $ 7,758           $ 7,766
 11/30/2001          $ 8,426           $ 8,361
 12/31/2001          $ 8,565           $ 8,435
  1/31/2002          $ 8,376           $ 8,312
  2/28/2002          $ 8,237           $ 8,151
  3/31/2002          $ 8,634           $ 8,458
  4/30/2002          $ 8,130           $ 7,945
  5/31/2002          $ 8,048           $ 7,887
  6/30/2002          $ 7,425           $ 7,325
  7/31/2002          $ 6,763           $ 6,754
  8/31/2002          $ 6,858           $ 6,799
  9/30/2002          $ 6,203           $ 6,060            -
 10/31/2002          $ 6,619           $ 6,593
 11/30/2002          $ 7,028           $ 6,981
 12/31/2002          $ 6,587           $ 6,571
  1/31/2003          $ 6,436           $ 6,399
  2/28/2003          $ 6,373           $ 6,303
  3/31/2003          $ 6,411           $ 6,364
  4/30/2003          $ 6,915           $ 6,888
  5/31/2003          $ 7,299           $ 7,251
  6/30/2003          $ 7,349           $ 7,343
  7/31/2003          $ 7,425           $ 7,473
  8/31/2003          $ 7,607           $ 7,618
  9/30/2003          $ 7,563           $ 7,538
 10/31/2003          $ 7,922           $ 7,964
 11/30/2003          $ 7,998           $ 8,034
 12/31/2003          $ 8,319           $ 8,455
  1/31/2004          $ 8,489           $ 8,610
  2/29/2004          $ 8,627           $ 8,730
  3/31/2004          $ 8,527           $ 8,598
  4/30/2004          $ 8,376           $ 8,463
  5/31/2004          $ 8,432           $ 8,579
  6/30/2004          $ 8,527           $ 8,746
  7/31/2004          $ 8,231           $ 8,456
  8/31/2004          $ 8,256           $ 8,490
  9/30/2004          $ 8,332           $ 8,582
 10/31/2004          $ 8,325           $ 8,713
 11/30/2004          $ 8,678           $ 9,066
 12/31/2004          $ 8,961           $ 9,374
  1/31/2005          $ 8,753           $ 9,146
  2/28/2005          $ 8,873           $ 9,338
  3/31/2005          $ 8,709           $ 9,173
  4/30/2005          $ 8,520           $ 8,999

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------------
CLASS R                                   4/30/05
-------------------------------------------------
1-Year                                     +1.21%
-------------------------------------------------
3-Year                                     +2.10%
-------------------------------------------------
Since Inception (1/2/02)                   +0.28%
-------------------------------------------------

CLASS R (1/1/02-4/30/05)

  [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                  FRANKLIN BLUE
      DATE         CHIP FUND          S&P 500(6)

   1/2/2002          $10,000           $10,000
  1/31/2002          $ 9,767           $ 9,854
  2/28/2002          $ 9,606           $ 9,664
  3/31/2002          $10,072           $10,028
  4/30/2002          $ 9,483           $ 9,420
  5/31/2002          $ 9,396           $ 9,351
  6/30/2002          $ 8,668           $ 8,685
  7/31/2002          $ 7,905           $ 8,008
  8/31/2002          $ 8,021           $ 8,061
  9/30/2002          $ 7,258           $ 7,185
 10/31/2002          $ 7,745           $ 7,817
 11/30/2002          $ 8,232           $ 8,277
 12/31/2002          $ 7,716           $ 7,791
  1/31/2003          $ 7,541           $ 7,587
  2/28/2003          $ 7,476           $ 7,473
  3/31/2003          $ 7,512           $ 7,545
  4/30/2003          $ 8,109           $ 8,167
  5/31/2003          $ 8,567           $ 8,596
  6/30/2003          $ 8,625           $ 8,706
  7/31/2003          $ 8,719           $ 8,860
  8/31/2003          $ 8,938           $ 9,032
  9/30/2003          $ 8,887           $ 8,937
 10/31/2003          $ 9,316           $ 9,442
 11/30/2003          $ 9,410           $ 9,525
 12/31/2003          $ 9,796           $10,024
  1/31/2004          $ 9,991           $10,208
  2/29/2004          $10,166           $10,350
  3/31/2004          $10,043           $10,194
  4/30/2004          $ 9,876           $10,034
  5/31/2004          $ 9,941           $10,171
  6/30/2004          $10,057           $10,369
  7/31/2004          $ 9,716           $10,026
  8/31/2004          $ 9,745           $10,066
  9/30/2004          $ 9,839           $10,175
 10/31/2004          $ 9,839           $10,331
 11/30/2004          $10,261           $10,749
 12/31/2004          $10,603           $11,114
  1/31/2005          $10,356           $10,843
  2/28/2005          $10,508           $11,071
  3/31/2005          $10,312           $10,875
  4/30/2005          $10,095           $10,669


                                                              Annual Report | 11

ENDNOTES

WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE DRAMATICALLY OVER THE SHORT TERM AS A RESULT OF FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. THE FUND'S PORTFOLIO INCLUDES INVESTMENTS IN TECHNOLOGY, WHICH HAS BEEN ONE OF THE MARKET'S MOST VOLATILE SECTORS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

(1) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(3) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(4) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(5) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(6) Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.


12 |  Annual Report

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------------
                                               BEGINNING ACCOUNT      ENDING ACCOUNT       EXPENSES PAID DURING
CLASS A                                         VALUE 10/31/04        VALUE 4/30/05      PERIOD* 10/31/04-4/30/05
-----------------------------------------------------------------------------------------------------------------
Actual                                              $1,000              $1,026.40                  $ 5.28
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000              $1,019.59                  $ 5.26
-----------------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------------
Actual                                              $1,000              $1,023.50                  $ 8.73
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000              $1,016.17                  $ 8.70
-----------------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------------
Actual                                              $1,000              $1,023.40                  $ 8.73
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000              $1,016.17                  $ 8.70
-----------------------------------------------------------------------------------------------------------------
CLASS R
-----------------------------------------------------------------------------------------------------------------
Actual                                              $1,000              $1,025.90                  $ 6.28
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000              $1,018.60                  $ 6.26
-----------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, for each class (A: 1.05%; B: 1.74%; C: 1.74%; and R: 1.25%;), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


14 |  Annual Report

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

FRANKLIN BLUE CHIP FUND

                                                             ----------------------------------------------------------
                                                                                YEAR ENDED APRIL 30,
CLASS A                                                           2005        2004       2003         2002         2001
                                                             ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .......................   $   13.63   $   11.17   $  13.05   $    14.80    $   17.90
                                                             ----------------------------------------------------------
Income from investment operations:

 Net investment income (loss)(a) .........................        0.07       (0.02)     (0.02)          --         0.02

 Net realized and unrealized gains (losses) ..............        0.26        2.48      (1.86)       (1.75)       (2.53)
                                                             ----------------------------------------------------------
Total from investment operations .........................        0.33        2.46      (1.88)       (1.75)       (2.51)
                                                             ----------------------------------------------------------

Less distributions from:

 Net investment income ...................................       (0.01)         --         --           --        (0.03)

 Net realized gains ......................................          --          --         --           --        (0.56)
                                                             ----------------------------------------------------------

Total distributions ......................................       (0.01)         --         --           --        (0.59)
                                                             ----------------------------------------------------------

Redemption fees ..........................................          --(c)       --         --           --           --
                                                             ----------------------------------------------------------
Net asset value, end of year .............................   $   13.95   $   13.63   $  11.17   $    13.05    $   14.80
                                                             ==========================================================

Total return(b) ..........................................        2.41%      22.02%    (14.41)%     (11.82)%     (14.22)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..........................   $ 156,246   $ 181,987   $137,174   $  146,365    $ 151,431

Ratios to average net assets:

 Expenses ................................................        1.38%       1.41%      1.51%        1.44%        1.36%

 Expenses net of waiver and payments by affiliate .......         1.22%       1.41%      1.51%        1.38%        1.24%

 Net investment income (loss) ............................        0.48%      (0.12)%    (0.20)%       0.02%        0.11%

Portfolio turnover rate ..................................       28.42%      55.81%     48.47%       54.85%       73.75%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.


                         Annual Report | See notes to financial statements. | 15

FRANKLIN STRATEGIC SERIES

FRANKLIN BLUE CHIP FUND (CONTINUED)

                                                             ----------------------------------------------------------
                                                                                YEAR ENDED APRIL 30,
CLASS B                                                           2005        2004       2003         2002         2001
                                                             ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .......................   $   13.26   $   10.94   $  12.87   $    14.69    $   17.87
                                                             ----------------------------------------------------------

Income from investment operations:

 Net investment income (loss)(a) .........................       (0.03)      (0.10)     (0.09)       (0.09)       (0.09)

 Net realized and unrealized gains (losses) ..............        0.26        2.42      (1.84)       (1.73)       (2.53)
                                                             ----------------------------------------------------------
Total from investment operations .........................        0.23        2.32      (1.93)       (1.82)       (2.62)
                                                             ----------------------------------------------------------
Less distributions from net realized gains ...............          --          --         --           --        (0.56)
                                                             ----------------------------------------------------------
Redemption fees ..........................................          --(c)       --         --           --           --
                                                             ----------------------------------------------------------
Net asset value, end of year .............................   $   13.49   $   13.26   $  10.94   $    12.87    $   14.69
                                                             ==========================================================

Total return(b) ..........................................        1.73%      21.21%    (15.00)%     (12.39)%     (14.84)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..........................   $  23,116   $  24,211   $ 15,182   $   13,979    $  10,491

Ratios to average net assets:
 Expenses ................................................        2.07%       2.10%      2.15%        2.09%        2.02%

 Expenses net of waiver and payments by affiliate .......         1.91%       2.10%      2.15%        2.03%        1.90%

 Net investment income (loss) ............................       (0.21)%     (0.81)%    (0.84)%      (0.67)%      (0.59)%

Portfolio turnover rate ..................................       28.42%      55.81%     48.47%       54.85%       73.75%

(a)   Based on average daily shares outstanding.

(b)   Total return does not reflect the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.


16 |  See notes to financial statements. | Annual Report

FRANKLIN STRATEGIC SERIES

FRANKLIN BLUE CHIP FUND (CONTINUED)

                                                             ----------------------------------------------------------
                                                                                YEAR ENDED APRIL 30,
CLASS C                                                           2005        2004       2003         2002         2001
                                                             ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .......................   $   13.30   $   10.98   $  12.91   $    14.74    $   17.91
                                                             ----------------------------------------------------------

Income from investment operations:

 Net investment income (loss)(a) .........................       (0.03)      (0.10)     (0.09)       (0.09)       (0.09)

 Net realized and unrealized gains (losses) ..............        0.26        2.42      (1.84)       (1.74)       (2.52)
                                                             ----------------------------------------------------------
Total from investment operations .........................        0.23        2.32      (1.93)       (1.83)       (2.61)
                                                             ----------------------------------------------------------
Less distributions from net realized gains ...............          --          --         --           --        (0.56)
                                                             ----------------------------------------------------------
Redemption fees ..........................................          --(c)       --         --           --           --
                                                             ----------------------------------------------------------
Net asset value, end of year .............................   $   13.53   $   13.30   $  10.98   $    12.91    $   14.74
                                                             ==========================================================

Total return(b) ..........................................        1.73%      21.13%    (14.95)%     (12.42)%     (14.74)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..........................   $  34,799   $  39,348   $ 27,270   $   27,685    $  19,862

Ratios to average net assets:
 Expenses ................................................        2.08%       2.10%      2.16%        2.09%        2.02%

 Expenses net of waiver and payments by affiliate ........        1.92%       2.10%      2.16%        2.03%        1.90%

 Net investment income (loss) ............................       (0.22)%     (0.81)%    (0.85)%      (0.68)%      (0.59)%

Portfolio turnover rate ..................................       28.42%      55.81%     48.47%       54.85%       73.75%

(a)   Based on average daily shares outstanding.

(b)   Total return does not reflect the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.


                         Annual Report | See notes to financial statements. | 17

FRANKLIN STRATEGIC SERIES

FRANKLIN BLUE CHIP FUND (CONTINUED)

                                                             ---------------------------------------------
                                                                          YEAR ENDED APRIL 30,
CLASS R                                                           2005        2004       2003      2002(d)
                                                             ---------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year........................   $   13.58   $   11.15   $  13.04   $    13.75
                                                             ---------------------------------------------
Income from investment operations:

 Net investment income (loss)(a)..........................        0.04       (0.04)     (0.04)       (0.04)

 Net realized and unrealized gains (losses)...............        0.26        2.47      (1.85)       (0.67)
                                                             ---------------------------------------------
Total from investment operations..........................        0.30        2.43      (1.89)       (0.71)
                                                             ---------------------------------------------
Redemption fees...........................................          --(c)       --         --           --
                                                             ---------------------------------------------

Net asset value, end of year..............................   $   13.88   $   13.58   $  11.15   $    13.04
                                                             =============================================

Total return(b)...........................................        2.21%      21.79%    (14.49)%      (5.16)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's)...........................   $   5,990   $   6,130   $  2,749   $      209

Ratios to average net assets:

 Expenses.................................................        1.58%       1.60%      1.66%        1.56%(e)

 Expenses net of waiver and payments by affiliate.........        1.42%       1.60%      1.66%        1.56%(e)

 Net investment income (loss).............................        0.28%      (0.31)%    (0.35)%      (0.84)%(e)

Portfolio turnover rate...................................       28.42%      55.81%     48.47%       54.85%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   For the period January 1, 2002 (effective date) to April 30, 2002.

(e)   Annualized.


18 |  See notes to financial statements. | Annual Report

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS, APRIL 30, 2005

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN BLUE CHIP FUND                                                           COUNTRY             SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 99.3%
   COMMERCIAL SERVICES 1.0%
   Moody's Corp. ......................................................           United States           27,000        $ 2,217,780
                                                                                                                       ------------

   COMMUNICATIONS 2.8%
   SBC Communications Inc. ............................................           United States           75,000          1,785,000
   Verizon Communications Inc. ........................................           United States           40,000          1,432,000
   Vodafone Group PLC, ADR ............................................           United Kingdom         115,000          3,006,100
                                                                                                                       ------------
                                                                                                                          6,223,100
                                                                                                                       ------------

   CONSUMER DURABLES 1.5%
   D.R. Horton Inc. ...................................................           United States          106,666          3,253,313
                                                                                                                       ------------
   CONSUMER NON-DURABLES 5.7%
   Altria Group Inc. ..................................................           United States           70,000          4,549,300
   Anheuser-Busch Cos. Inc. ...........................................           United States           40,000          1,874,800
   Coca-Cola Co. ......................................................           United States           80,000          3,475,200
   Procter & Gamble Co. ...............................................           United States           50,000          2,707,500
                                                                                                                       ------------
                                                                                                                         12,606,800
                                                                                                                       ------------

   CONSUMER SERVICES 3.7%
(a)Univision Communications Inc., A ...................................           United States           65,000          1,708,850
   Viacom Inc., B .....................................................           United States           90,000          3,115,800
   The Walt Disney Co. ................................................           United States          130,000          3,432,000
                                                                                                                       ------------
                                                                                                                          8,256,650
                                                                                                                       ------------

   DISTRIBUTION SERVICES 2.3%
   Cardinal Health Inc. ...............................................           United States           45,000          2,500,650
   SYSCO Corp. ........................................................           United States           73,000          2,525,800
                                                                                                                       ------------
                                                                                                                          5,026,450
                                                                                                                       ------------

   ELECTRONIC TECHNOLOGY 12.1%
(a)Applied Materials Inc. .............................................           United States           85,000          1,263,950
   Boeing Co. .........................................................           United States           50,000          2,976,000
(a)Cisco Systems Inc. .................................................           United States          200,000          3,456,000
(a)Dell Inc. ..........................................................           United States          110,000          3,831,300
(a)EMC Corp. ..........................................................           United States          150,000          1,968,000
   Intel Corp. ........................................................           United States          195,000          4,586,400
   KLA-Tencor Corp. ...................................................           United States           40,000          1,560,800
   Linear Technology Corp. ............................................           United States           40,000          1,429,600
(a)Logitech International SA, ADR .....................................            Switzerland            40,000          2,318,000
   Nokia Corp., ADR ...................................................              Finland             130,000          2,077,400
   Xilinx Inc. ........................................................           United States           45,000          1,212,300
                                                                                                                       ------------
                                                                                                                         26,679,750
                                                                                                                       ------------

   ENERGY MINERALS 8.0%
   BP PLC, ADR ........................................................           United Kingdom          95,000          5,785,500
   Devon Energy Corp. .................................................           United States           85,000          3,839,450
   ExxonMobil Corp. ...................................................           United States          142,000          8,098,260
                                                                                                                       ------------
                                                                                                                         17,723,210
                                                                                                                       ------------


                                                              Annual Report | 19

FRANKLIN STRATEGIC SERIES

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN BLUE CHIP FUND                                                           COUNTRY             SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   FINANCE 19.2%
   AFLAC Inc. .........................................................           United States           60,000       $  2,439,000
   American International Group Inc. ..................................           United States           35,000          1,779,750
   Bank of America Corp. ..............................................           United States          100,000          4,504,000
(a)Berkshire Hathaway Inc., A .........................................           United States               40          3,374,000
   Capital One Financial Corp. ........................................           United States           35,000          2,481,150
   Citigroup Inc. .....................................................           United States          145,000          6,809,200
   Countrywide Financial Corp. ........................................           United States           60,000          2,171,400
   Federated Investors Inc., B ........................................           United States           90,000          2,560,500
   Fifth Third Bancorp ................................................           United States           95,000          4,132,500
   Freddie Mac ........................................................           United States          109,000          6,705,680
   Goldman Sachs Group Inc. ...........................................           United States           10,000          1,067,900
   Wells Fargo & Co. ..................................................           United States           70,000          4,195,800
                                                                                                                       ------------
                                                                                                                         42,220,880
                                                                                                                       ------------

   HEALTH SERVICES 1.2%
(a)Caremark Rx Inc. ...................................................           United States           65,000          2,603,250
                                                                                                                       ------------

   HEALTH TECHNOLOGY 10.4%
(a)Amgen Inc. .........................................................           United States           55,000          3,201,550
(a)Biogen Idec Inc. ...................................................           United States           40,000          1,449,600
   Johnson & Johnson ..................................................           United States           80,000          5,490,400
   Medtronic Inc. .....................................................           United States           65,000          3,425,500
   Merck & Co. Inc. ...................................................           United States           30,000          1,017,000
   Pall Corp. .........................................................           United States          100,000          2,683,000
   Pfizer Inc. ........................................................           United States          205,000          5,569,850
                                                                                                                       ------------
                                                                                                                         22,836,900
                                                                                                                       ------------

   INDUSTRIAL SERVICES 0.9%
   GlobalSantaFe Corp. ................................................           Cayman Islands          57,000          1,915,200
                                                                                                                       ------------

   NON-ENERGY MINERALS 1.7%
   Alcoa Inc. .........................................................           United States           63,000          1,828,260
   Freeport McMoRan Copper & Gold Inc., B .............................           United States           55,000          1,906,300
                                                                                                                       ------------
                                                                                                                          3,734,560
                                                                                                                       ------------

   PROCESS INDUSTRIES 3.5%
   Bunge Ltd. .........................................................           United States           82,000          4,657,600
   Cabot Corp. ........................................................           United States          100,000          3,055,000
                                                                                                                       ------------
                                                                                                                          7,712,600
                                                                                                                       ------------

   PRODUCER MANUFACTURING 8.6%
   3M Co. .............................................................           United States           35,000          2,676,450
   General Electric Co. ...............................................           United States          190,000          6,878,000
(a)Mettler-Toledo International Inc. ..................................            Switzerland            85,000          3,897,250
   PACCAR Inc. ........................................................           United States           35,000          2,376,500
   United Technologies Corp. ..........................................           United States           30,000          3,051,600
                                                                                                                       ------------
                                                                                                                         18,879,800
                                                                                                                       ------------


20 |  Annual Report

FRANKLIN STRATEGIC SERIES

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN BLUE CHIP FUND                                                           COUNTRY             SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   RETAIL TRADE 7.6%
   Best Buy Co. Inc. ..................................................           United States           56,000       $  2,819,040
(a)Kohl's Corp. .......................................................           United States           60,000          2,856,000
   Lowe's Cos. Inc. ...................................................           United States           52,000          2,709,720
   Tiffany & Co. ......................................................           United States          105,000          3,165,750
   Wal-Mart Stores Inc. ...............................................           United States          110,000          5,185,400
                                                                                                                       ------------
                                                                                                                         16,735,910
                                                                                                                       ------------

   TECHNOLOGY SERVICES 5.1%
   First Data Corp. ...................................................           United States           55,000          2,091,650
   International Business Machines Corp. ..............................           United States           30,000          2,291,400
   Microsoft Corp. ....................................................           United States          105,000          2,656,500
   Paychex Inc. .......................................................           United States           80,000          2,448,000
(a)Yahoo! Inc. ........................................................           United States           50,000          1,725,500
                                                                                                                       ------------
                                                                                                                         11,213,050
                                                                                                                       ------------

   TRANSPORTATION 2.0%
   Expeditors International of Washington Inc. ........................           United States           36,050          1,770,416
   Fedex Corp. ........................................................           United States           30,000          2,548,500
                                                                                                                       ------------
                                                                                                                          4,318,916
                                                                                                                       ------------

   UTILITIES 2.0%
   Entergy Corp. ......................................................           United States           60,000          4,398,000
                                                                                                                       ------------
   TOTAL COMMON STOCKS (COST $200,147,790).............................                                                 218,556,119
                                                                                                                       ------------

   SHORT TERM INVESTMENT (COST $2,815,748) 1.3%
   MONEY FUND 1.3%
(b)Franklin Institutional Fiduciary Trust Money Market Portfolio ......           United States        2,815,748          2,815,748
                                                                                                                       ------------
   TOTAL INVESTMENTS (COST $202,963,538) 100.6%........................                                                 221,371,867
   OTHER ASSETS, LESS LIABILITIES (0.6)%...............................                                                  (1,220,594)
                                                                                                                       ------------
   NET ASSETS 100.0%...................................................                                                $220,151,273
                                                                                                                       ============

SELECTED PORTFOLIO ABBREVIATIONS:

ADR  -American Depository Receipt

(a)   Non-income producing.

(b) See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.


                         Annual Report | See notes to financial statements. | 21

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2005

                                                                                  --------------
                                                                                     FRANKLIN
                                                                                    BLUE CHIP
                                                                                       FUND
                                                                                  --------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers...................................................  $  200,147,790
  Cost - Sweep Money Fund (Note 7)..............................................       2,815,748
                                                                                  --------------
  Total cost of investments.....................................................  $  202,963,538
                                                                                  ==============
  Value - Unaffiliated issuers..................................................  $  218,556,119
  Value - Sweep Money Fund (Note 7).............................................       2,815,748
                                                                                  --------------
  Total value of investments....................................................     221,371,867
 Receivables:
  Investment securities sold....................................................       1,774,164
  Capital shares sold...........................................................         152,553
  Dividends.....................................................................         176,658
                                                                                  --------------
      Total assets..............................................................     223,475,242
                                                                                  --------------
Liabilities:
 Payables:
  Investment securities purchased...............................................       2,538,072
  Capital shares redeemed.......................................................         517,741
  Affiliates....................................................................         211,415
 Other liabilities..............................................................          56,741
                                                                                  --------------
      Total liabilities.........................................................       3,323,969
                                                                                  --------------
       Net assets, at value.....................................................  $  220,151,273
                                                                                  ==============
Net assets consist of:
 Undistributed net investment income............................................  $      627,776
 Net unrealized appreciation (depreciation).....................................      18,408,329
 Accumulated net realized gain (loss)...........................................    (24,502,829)
 Paid-in capital................................................................     225,617,997
                                                                                  --------------
       Net assets, at value.....................................................  $  220,151,273
                                                                                  ==============


22 |  See notes to financial statements. | Annual Report

FRANKLIN STRATEGIC SERIES

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2005

                                                                                  --------------
                                                                                     FRANKLIN
                                                                                    BLUE CHIP
                                                                                       FUND
                                                                                  --------------
CLASS A:
 Net assets, at value...........................................................  $  156,246,081
                                                                                  ==============
 Shares outstanding.............................................................      11,201,270
                                                                                  ==============
 Net asset value per share(a)...................................................  $        13.95
                                                                                  ==============
 Maximum offering price per share (net asset value per share / 94.25%)..........  $        14.80
                                                                                  ==============
CLASS B:
 Net assets, at value...........................................................  $   23,116,339
                                                                                  ==============
 Shares outstanding.............................................................       1,714,185
                                                                                  ==============
 Net asset value and maximum offering price per share(a)........................  $        13.49
                                                                                  ==============
CLASS C:
 Net assets, at value...........................................................  $   34,798,769
                                                                                  ==============
 Shares outstanding.............................................................       2,572,577
                                                                                  ==============
 Net asset value and maximum offering price per share(a)........................  $        13.53
                                                                                  ==============
CLASS R:
 Net assets, at value...........................................................  $    5,990,084
                                                                                  ==============
 Shares outstanding.............................................................         431,589
                                                                                  ==============
 Net asset value and maximum offering price per share(a)........................  $        13.88
                                                                                  ==============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                         Annual Report | See notes to financial statements. | 23

FRANKLIN STRATEGIC SERIES

STATEMENT OF OPERATIONS
for the year ended April 30, 2005

                                                                                  --------------
                                                                                     FRANKLIN
                                                                                    BLUE CHIP
                                                                                       FUND
                                                                                  --------------
Investment income:
 Dividends (net of foreign taxes of $25,963)
  Unaffiliated issuers..........................................................  $    4,054,516
  Sweep Money Fund (Note 7).....................................................          76,177
 Income from securities loaned - net............................................          37,844
 Other income (Note 8)..........................................................          61,199
                                                                                  --------------
      Total investment income...................................................       4,229,736
                                                                                  --------------
Expenses:
 Management fees (Note 3).......................................................       1,838,673
 Distribution fees: (Note 3)
  Class A.......................................................................         541,091
  Class B.......................................................................         244,001
  Class C.......................................................................         375,672
  Class R.......................................................................          31,478
 Transfer agent fees (Note 3)...................................................         696,787
 Custodian fees (Note 4)........................................................           5,011
 Reports to shareholders........................................................          62,249
 Registration and filing fees...................................................          53,052
 Professional fees..............................................................          15,313
 Trustees' fees and expenses....................................................           2,330
 Other..........................................................................          10,341
                                                                                  --------------
      Total expenses............................................................       3,875,998
      Expense reductions (Note 4)...............................................              (2)
      Expenses waived/paid by affiliate (Note 3)................................        (395,697)
                                                                                  --------------
       Net expenses.............................................................       3,480,299
                                                                                  --------------
        Net investment income...................................................         749,437
                                                                                  --------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...................................................................       8,837,026
  Foreign currency transactions.................................................            (322)
                                                                                  --------------
        Net realized gain (loss)................................................       8,836,704
                                                                                  --------------
 Net change in unrealized appreciation (depreciation) on investments............      (3,233,966)
                                                                                  --------------
Net realized and unrealized gain (loss).........................................       5,602,738
                                                                                  --------------
Net increase (decrease) in net assets resulting from operations.................  $    6,352,175
                                                                                  ==============


24 |  See notes to financial statements. | Annual Report

FRANKLIN STRATEGIC SERIES

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended April 30, 2005 and 2004

                                                                                  ------------------------------
                                                                                     FRANKLIN BLUE CHIP FUND
                                                                                  ------------------------------
                                                                                       2005            2004
                                                                                  ------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss)..................................................  $      749,437  $     (714,853)
  Net realized gain (loss) from investments.....................................       8,836,704       8,615,041
  Net change in unrealized appreciation (depreciation) on investments  .........      (3,233,966)     35,111,527
                                                                                  ------------------------------
      Net increase (decrease) in net assets resulting from operations...........       6,352,175      43,011,715
                                                                                  ------------------------------
 Distributions to shareholders from net investment income to Class A............        (122,189)             --
 Capital share transactions: (Note 2)
   Class A......................................................................     (30,691,861)     13,751,957
   Class B......................................................................      (1,556,749)      5,351,631
   Class C......................................................................      (5,210,612)      4,572,463
   Class R......................................................................        (296,479)      2,613,899
                                                                                  ------------------------------
 Total capital share transactions...............................................     (37,755,701)     26,289,950
                                                                                  ------------------------------
 Redemption fees................................................................             951              --
                                                                                  ------------------------------
      Net increase (decrease) in net assets.....................................     (31,524,764)     69,301,665
Net assets:
 Beginning of year..............................................................     251,676,037     182,374,372
                                                                                  ------------------------------
 End of year....................................................................  $  220,151,273  $  251,676,037
                                                                                  ==============================
Undistributed net investment income included in net assets:
 End of year....................................................................  $      627,776  $           --
                                                                                  ==============================


                         Annual Report | See notes to financial statements. | 25

FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

FRANKLIN BLUE CHIP FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Blue Chip Fund (the Fund) is a separate, diversified series of Franklin Strategic Series (the Trust), consisting of twelve separate series. The Trust is an open-end investment company registered under the Investment Company Act of 1940. The financial statements of the remaining funds in the Trust are presented separately.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign


26 |  Annual Report

FRANKLIN STRATEGIC SERIES

FRANKLIN BLUE CHIP FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES LENDING

The Fund loans securities to certain brokers through a securities lending agent for which it received cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The collateral is invested in short-term instruments. The Fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. At April 30, 2005, the Fund had no securities on loan.

D. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.


                                                              Annual Report | 27

FRANKLIN STRATEGIC SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of Fund shares held five trading days or less may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers four classes of shares: Class A, Class B, Class C, and Class R. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.


28 |  Annual Report

FRANKLIN STRATEGIC SERIES

FRANKLIN BLUE CHIP FUND

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

At April 30, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                    ----------------------------------------------------------
                                                       YEAR ENDED APRIL 30,
                                               2005                            2004
                                    ----------------------------------------------------------
                                      SHARES         AMOUNT           SHARES         AMOUNT
                                    ----------------------------------------------------------
CLASS A SHARES:
 Shares sold ....................    2,358,696    $ 32,768,179       4,274,744    $ 55,093,472
 Shares issued in reinvestment
  of distributions...............        7,193         104,440              --             --
 Shares redeemed ................   (4,518,199)    (63,564,480)     (3,198,089)    (41,341,515)
                                     ---------------------------------------------------------
 Net increase (decrease).........   (2,152,310)   $(30,691,861)      1,076,655    $ 13,751,957
                                    ==========================================================
CLASS B SHARES:
 Shares sold ....................      371,027    $  4,990,221         777,634    $  9,715,147
 Shares redeemed ................     (482,978)     (6,546,970)       (338,742)     (4,363,516)
                                    ----------------------------------------------------------
 Net increase (decrease).........     (111,951)   $ (1,556,749)        438,892    $  5,351,631
                                    ==========================================================
CLASS C SHARES:
 Shares sold .....................     503,044    $  6,774,823       1,864,498    $ 22,885,105
 Shares redeemed ................     (889,193)    (11,985,435)     (1,389,772)    (18,312,642)
                                    ----------------------------------------------------------
 Net increase (decrease).........     (386,149)   $ (5,210,612)        474,726    $  4,572,463
                                    ==========================================================
CLASS R SHARES:
 Shares sold ....................      137,019    $  1,892,609         308,406    $  3,949,469
 Shares redeemed ................     (156,884)     (2,189,088)       (103,387)     (1,335,570)
                                    ----------------------------------------------------------
 Net increase (decrease).........      (19,865)   $   (296,479)        205,019    $  2,613,899
                                    ==========================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

----------------------------------------------------------------------------------------
SUBSIDIARY                                                       AFFILIATION
----------------------------------------------------------------------------------------
Franklin Advisers Inc. (Advisers)                                Investment manager
Franklin Templeton Services LLC (FT Services)                    Administrative manager
Franklin Templeton Distributors Inc. (Distributors)              Principal underwriter
Franklin Templeton Investor Services LLC (Investor Services)     Transfer agent


                                                              Annual Report | 29

FRANKLIN STRATEGIC SERIES

FRANKLIN BLUE CHIP FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEE

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
------------------------------------------------------------------------
      0.750%          First $500 million
      0.625%          Over $500 million, up to and including $1 billion
      0.500%          Over $1 billion

B. ADMINISTRATIVE FEE

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. WAIVER/EXPENSE REIMBURSEMENT

Advisers agreed in advance to voluntarily waive a portion of management fees, as noted in the Statement of Operations. Total expenses waived by Advisers are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end.

D. DISTRIBUTION FEES

The Fund reimburses Distributors up to 0.35%, 1.00%, 1.00%, and 0.50% per year of its average daily net asset of Class A, Class B, Class C, and Class R, respectively, for costs incurred in marketing the Fund's shares under a Rule 12b-1 plan. Under the Class A distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

E. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Net sales charges received................................   $78,017
Contingent deferred sales charges retained................   $73,608

F. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $696,787, of which $521,980 was retained by Investor Services.


30 |  Annual Report

FRANKLIN STRATEGIC SERIES

FRANKLIN BLUE CHIP FUND

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended April 30, 2005, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At April 30, 2005, the Fund had tax basis capital losses of $21,837,510 which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
 2010.....................................................   $ 5,361,375
 2011.....................................................    16,476,135
                                                             -----------
                                                             $21,837,510
                                                             ===========

At April 30, 2005, the Fund had deferred currency losses occurring subsequent to October 31, 2004 of $850. For tax purposes, such losses will be reflected in the year ending April 30, 2006.

The tax character of distributions paid during the year ended April 30, 2005 was as follows:

                                                           --------
                                                             2005
                                                           --------
Distributions paid from - ordinary income...............   $122,189

At April 30, 2005, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments.....................................   $ 205,628,006
                                                           =============

Unrealized appreciation.................................   $  32,422,515
Unrealized depreciation.................................     (16,678,654)
                                                           -------------
Net unrealized appreciation (depreciation)..............   $  15,743,861
                                                           =============
Distributable earnings - undistributed ordinary income..   $     627,776
                                                           =============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales and foreign currency transactions.


                                                              Annual Report | 31

FRANKLIN STRATEGIC SERIES

FRANKLIN BLUE CHIP FUND

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended April 30, 2005, aggregated $68,632,220 and $99,611,536, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

8. REGULATORY MATTERS

INVESTIGATIONS AND SETTLEMENTS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, provided documents and information in response to subpoenas and/or requests for documents, information and/or testimony. Beginning in August 2004, the Company entered into settlements with certain of the regulators and a governmental entity investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

Two of the settlement agreements, those with the SEC and the CAGO concerning marketing support payments, provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the participating funds and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the SEC settlement. When approved, disbursements of settlement monies under the SEC's settlement will be made promptly in accordance with the terms and conditions of that order.


32 |  Annual Report

FRANKLIN STRATEGIC SERIES

FRANKLIN BLUE CHIP FUND

8. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS

On April 12, 2005, the Attorney General of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia against a number of companies engaged in the mutual fund industry, including Franklin Resources, Inc. and its subsidiary, Franklin Advisers, Inc., and certain other parties alleging violations of the West Virginia Consumer Credit and Protection Act and seeking, among other things, civil penalties and attorneys' fees and costs. To the extent applicable to the Company, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts Administrative Complaint concerning one instance of market timing (the "Administrative Complaint") and the SEC's findings regarding market timing in its August 2, 2004 Order (the "SEC Order"), both of which matters were previously reported.

The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Administrative Complaint and the SEC's findings regarding market timing in the SEC Order. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of the named funds.

The Company and fund management strongly believe that the claims made in each of the lawsuits described above are without merit and intends to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a


                                                              Annual Report | 33

FRANKLIN STRATEGIC SERIES

FRANKLIN BLUE CHIP FUND

8. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)

material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.


34 |  Annual Report

FRANKLIN STRATEGIC SERIES

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN STRATEGIC SERIES

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Blue Chip Fund (a separate portfolio of Franklin Strategic Series, hereafter referred to as the "Fund") at April 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 10, 2005


                                                              Annual Report | 35

FRANKLIN STRATEGIC SERIES

TAX DESIGNATION (UNAUDITED)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund hereby designates up to a maximum of $4,069,725 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2005. In January 2006, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2005. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Fund hereby designates 100.00% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended April 30, 2005.


36 |  Annual Report

FRANKLIN STRATEGIC SERIES

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS
                                                                 IN FUND COMPLEX
                                                LENGTH OF        OVERSEEN BY BOARD
NAME, AGE AND ADDRESS          POSITION         TIME SERVED      MEMBER*                  OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK H. ABBOTT, III (84)      Trustee          Since 1991       115                      None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment company).
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (73)          Trustee          Since 1991       143                      Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                      company).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMELY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (72)       Trustee          Since 1991       144                      None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (53)          Trustee          Since 1998       97                       Director, Amerada Hess Corporation
One Franklin Parkway                                                                      (exploration and refining of oil and
San Mateo, CA 94403-1906                                                                  gas), H.J. Heinz Company (processed
                                                                                          foods and allied products), RTI
                                                                                          International Metals, Inc. (manufacture
                                                                                          and distribution of titanium), Canadian
                                                                                          National Railway (railroad), and White
                                                                                          Mountains Insurance Group, Ltd.
                                                                                          (holding company).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and Assistant to the President of the FORMERLY, United States and Secretary
of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (76)         Trustee          Since 1991       117                      Director, The California Center for
One Franklin Parkway                                                                      Land Recycling (redevelopment).
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 37

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS          POSITION         TIME SERVED      BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (77)         Trustee          Since 1992       143                      Director, Martek Biosciences
One Franklin Parkway                                                                      Corporation, MedImmune, Inc.
San Mateo, CA 94403-1906                                                                  (biotechnology), and Overstock.com
                                                                                          (Internet services); and FORMERLY,
                                                                                          Director, MCI Communication
                                                                                          Corporation (subsequently known as
                                                                                          MCI WorldCom, Inc. and WorldCom,
                                                                                          Inc.) (communications services)
                                                                                          (1988-2002), White Mountains
                                                                                          Insurance Group, Ltd. (holding
                                                                                          company) (1987-2004) and Spacehab,
                                                                                          Inc. (aerospace services) (1994-2003).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004);
Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and
President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS          POSITION         TIME SERVED      BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**HARMON E. BURNS (60)         Trustee and      Trustee since    36                       None
One Franklin Parkway           Vice President   1993 and Vice
San Mateo, CA 94403-1906                        President since
                                                1991
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (72)      Trustee and      Trustee since    143                      None
One Franklin Parkway           Chairman of      1991 and
San Mateo, CA 94403-1906       the Board        Chairman of the
                                                Board since 1993
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------


38 |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS          POSITION         TIME SERVED      BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (64)  Trustee,         Trustee since    127                      None
One Franklin Parkway           President and    1991, President
San Mateo, CA 94403-1906       Chief            since 1993 and
                               Executive        Chief Executive
                               Officer -        Officer -
                               Investment       Investment
                               Management       Management
                                                since 2002
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (53)            Chief            Since July 2004  Not Applicable           Not Applicable
One Franklin Parkway           Compliance
San Mateo, CA 94403-1906       Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources, Inc.;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (43)           Treasurer        Since July 2004  Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 34 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and
Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton
Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (45)        Vice President   Since 1995       Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin
Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive
Vice President, Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman,
Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (57)          Senior Vice      Since 2002       Not Applicable           Not Applicable
500 East Broward Blvd.         President and
Suite 2100                     Chief
Fort Lauderdale, FL 33394-3091 Executive
                               Officer -
                               Finance and
                               Administration
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 39

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS          POSITION         TIME SERVED      BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (58)             Vice President   Since 2000       Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources,
Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer
and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (57)          Vice President   Since 2000       Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until
1979).
------------------------------------------------------------------------------------------------------------------------------------
EDWARD B. JAMIESON (56)        Vice President   Since 2000       Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; officer of other subsidiaries of Franklin Resources, Inc.;
and officer and trustee of five of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (68)         Vice President   Since 2002       Not Applicable           Not Applicable
600 Fifth Avenue               - AML
Rockefeller Center             Compliance
New York, NY 10020-2302
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, FTI Banque, Arch Chemicals, Inc.
and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources,
Inc. and of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER J. MOLUMPHY (43)   Vice President   Since 2000       Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Advisers, Inc.; and officer of six of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


40 |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS          POSITION         TIME SERVED      BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (68)         Vice President   Since 2000       Not Applicable           Not Applicable
One Franklin Parkway           and Secretary
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the sub- sidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY,
Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------
GALEN VETTER (53)              Chief            Since 2004       Not Applicable           Not Applicable
500 East Broward Blvd.         Financial
Suite 2100                     Officer and
Fort Lauderdale, FL 33394-3091 Chief
                               Accounting
                               Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services,
LLC; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources Inc. (Resources), which is the parent company of the Trust's adviser and distributor. Harmon E. Burns is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director of Resources.

 Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                              Annual Report | 41

FRANKLIN STRATEGIC SERIES

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT

At a meeting held April 19, 2005, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment advisory contract for each of the twelve separate funds within the Trust ("Fund"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper Financial Services ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing the portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager including management's explanation of differences where relevant, and a three year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such reports were a memorandum prepared by management describing enhancements to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment advisory contracts for all the Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment advisory contract for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment advisory contract was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management


42 |  Annual Report

FRANKLIN STRATEGIC SERIES

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures, established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable third party report on portfolio execution, as well as the compliance procedures and qualifications of the Chief Compliance Officer established in accordance with recently adopted SEC requirements. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of the amount of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties such as Dalbar, and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the contract renewals. The Lipper report prepared for each individual Fund showed its investment performance or that of its Class A shares for those having multiple share classes, in comparison to a performance universe selected by Lipper. Comparative performance for the Fund was shown for the one-year period ending February 28, 2005, and previous periods ending that date of up to ten years depending on when the particular Fund commenced operations. The following summarizes the performance results for Franklin Blue Chip Fund and the Board's view of such performance.

FRANKLIN BLUE CHIP FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional large cap core funds as selected by Lipper. The Lipper report comparison showed the Fund's total return to be in the fourth lowest quintile of such performance universe for


                                                              Annual Report | 43

FRANKLIN STRATEGIC SERIES

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

the one year period, and the second highest quintile and middle or third quintile for the previous three and five year periods on an annualized basis. The Fund has not been in operation for a full ten year period. Management discussed the Fund's performance, pointing out the general market underperformance of equity securities of higher quality blue chip companies over the last several years. Management also discussed actions being taken to improve the Fund's performance, including the addition of an experienced portfolio co-manager, and a partial waiver of expenses that took effect in November 2004. The Board found the Fund's investment performance to be acceptable, noting management's explanation and discussions.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report for each Fund. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment advisory contract was similar to those provided by fund managers to other mutual fund groups which would be used as a basis of comparison in the Lipper report. In reviewing comparative costs, emphasis was given to the Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for those Funds with multiple share classes. The results of such expense comparisons showed the effective management fee rates and actual total expenses (both including and excluding any 12b-1 fees) for each of the Franklin Strategic Series Funds. The effective management fee rates for Franklin Blue Chip Fund were in the highest quintile in its expense group The Board noted that the expenses for the Franklin Blue Chip Fund had been partially waived effective in November 2004. While realizing that other factors, such as the Manager's profitability and economies of scale bear on the reasonableness of fees, the Board was satisfied with the management fees and total expenses of the Fund in comparison to its expense group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis report that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity which finances up-front commissions paid to brokers/dealers who sold Fund Class B shares, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in


44 |  Annual Report

FRANKLIN STRATEGIC SERIES

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that it had engaged on a biennial basis the Fund's independent accountants to perform certain procedures specified by the Board solely for its purpose and use. It was also noted that legal costs and payments incurred by Franklin Templeton in resolving various legal proceedings arising from its U.S. fund operations had not been allocated to the Funds for purposes of determining profitability. Included in the analysis for each Fund were the revenue and related costs broken down separately from the management, underwriting and shareholder services functions provided by the Manager and its affiliates to each Fund, as well as the relative contribution of each Fund to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its corporate affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon their consideration of all these factors, the Board determined that the level of profits realized by the Manager under its investment advisory contract with each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board noted that in some cases, economies of scale were shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment advisory contract for Franklin Blue Chip Fund contained breakpoints which continued to asset levels that far exceeded its asset size at December 31, 2004. In view of such structure and the favorable fee and expense comparisons of this Fund within its expense group, the Board believed that to the extent economies of scale may be realized by the Manager of this Fund and its affiliates, that there was a sharing of benefits with this Fund and its shareholders.


                                                              Annual Report | 45

FRANKLIN STRATEGIC SERIES

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


46 |  Annual Report

                       This page intentionally left blank.

                       This page intentionally left blank.

LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet
  Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund(4)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund(4),(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(8)
Colorado
Connecticut
Florida(8)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(5) Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.

(6) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7)   Portfolio of insured municipal securities.

(8) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(9) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

01/05                                              Not part of the annual report

    [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906

|_|   WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN BLUE CHIP FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

483 A2005 06/05












                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                     APRIL 30, 2005
--------------------------------------------------------------------------------
                                           A series of Franklin Strategic Series
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     ANNUAL REPORT AND SHAREHOLDER LETTER              |         INCOME
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                                                       FASTER VIA EMAIL?
                       FRANKLIN
                 STRATEGIC INCOME FUND                 Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
--------------------------------------------------------------------------------

                                     [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

FRANKLIN TEMPLETON INVESTMENTS
GAIN FROM OUR PERSPECTIVE

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, it offers investors the broadest global reach in the industry with offices in over 25 countries.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the annual report

                                    CONTENTS

SHAREHOLDER LETTER ........................................................    1

ANNUAL REPORT

Franklin Strategic Income Fund ............................................    4

Performance Summary .......................................................   10

Your Fund's Expenses ......................................................   16

Financial Highlights and Statement of Investments .........................   18

Financial Statements ......................................................   34

Notes to Financial Statements .............................................   38

Report of Independent Registered Public Accounting Firm ...................   48

Board Members and Officers ................................................   49

Shareholder Information ...................................................   54

--------------------------------------------------------------------------------

ANNUAL REPORT

FRANKLIN STRATEGIC INCOME FUND

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Strategic Income Fund seeks a high level of current income, with capital appreciation over the long term as a secondary objective. The Fund uses an active asset allocation process and invests in securities of U.S. and foreign governments, U.S. and foreign high yield and investment-grade fixed income securities, mortgage- and other asset-backed securities, corporate bank loans, preferred stock, and income-producing securities convertible into common stock.

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Strategic Income Fund's annual report for the fiscal year ended April 30, 2005.

PERFORMANCE OVERVIEW

Franklin Strategic Income Fund - Class A posted a +8.10% cumulative total return for the 12 months under review. The Fund - Class A outperformed its benchmark, the Lehman Brothers U.S. Aggregate Index, which had a 5.26% total return for the same period.(1) The Fund - Class A also outperformed its peers as measured by the Lipper Multi-Sector Income Funds Objective Average's 7.87% 12-month total return.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 10.

(1) Source: Lehman Brothers Inc. The Lehman Brothers U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2) Source: Lipper Inc. The Lipper Multi-Sector Income Funds Objective Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the 12-month period ended 4/30/05, there were 110 funds in this category. Lipper calculations do not include sales charges, but include reinvestment of any income or distributions. Fund performance relative to the average may have differed if these or other factors had been considered. One cannot invest directly in a Lipper average, nor is the average representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 23.


4 | Aannual Report

ECONOMIC AND MARKET OVERVIEW

Overall domestic economic growth remained healthy, with first quarter 2005 gross domestic product (GDP) growth of 3.7% compared with a year earlier. In terms of drivers supporting this economic expansion, approximately two-thirds of GDP is generated by consumer spending, and almost one-fifth by business spending. Since consumer spending relies on consumers' ability to remain gainfully employed, many analysts study the employment picture for indications of consumer spending. Over the past 12 months, nonfarm payroll data, as well as other indexes, showed growing employment. This, along with 7.0% growth in personal income over the past year, helped consumer spending increase by 6.9% (not adjusted for inflation) for the 12 months ended April 30, 2005, which supported U.S. economic growth.(3)

Business spending also rose during the reporting period, contributing to economic growth. For example, annualized nonresidential investment spending recorded double-digit gains for most of the period before experiencing a slowdown in its pace of growth during first quarter 2005. Historically low interest rates and ample cash and liquidity allowed many corporations to increase their capital investment plans to meet expected demand increases.

Domestic inflationary pressures increased over the past 12 months, driven by economic strength as well as rising energy prices, as oil prices reached a record high of $57.27 a barrel on April 1.(4) Moreover, although corporate productivity continued to grow, the pace of productivity growth slowed from that of recent years. In this environment, the Federal Reserve Board (Fed) raised the federal funds target rate to 2.75% from 1.00% during the reporting period, with expectations for further measured increases continuing in 2005. Nonetheless, with some slack remaining in the labor force and businesses still unable in many industries to pass along significant price increases to the consumer, nominal inflation was relatively contained, as measured by the 2.2% rise in the core Consumer Price Index (CPI), which excludes volatile food and energy costs. Although higher than in the past two calendar years, this was in line with the core CPI's 10-year average of 2.3%.(5) With the rise in short-term interest rates, the yield curve flattened during the period as longer-term interest rates, as measured by the 10-year U.S. Treasury yield, declined, with the 10-year yield falling from 4.53% at the beginning of the period to 4.21% by period-end.

(3)   Source: Bureau of Economic Analysis.

(4)   Source: Bloomberg Energy/Commodity Service.

(5)   Source: Bureau of Labor Statistics.


                                                               Annual Report | 5

DIVIDEND DISTRIBUTIONS*
5/1/04-4/30/05

--------------------------------------------------------------------------------------------
                                                DIVIDEND PER SHARE
                ----------------------------------------------------------------------------
  MONTH           CLASS A         CLASS B         CLASS C         CLASS R      ADVISOR CLASS
--------------------------------------------------------------------------------------------
May              5.40 cents      5.05 cents      5.06 cents      5.20 cents      5.61 cents
--------------------------------------------------------------------------------------------
June             5.40 cents      5.07 cents      5.07 cents      5.20 cents      5.61 cents
--------------------------------------------------------------------------------------------
July             5.40 cents      5.07 cents      5.07 cents      5.20 cents      5.60 cents
--------------------------------------------------------------------------------------------
August           5.40 cents      5.07 cents      5.07 cents      5.20 cents      5.61 cents
--------------------------------------------------------------------------------------------
September        5.40 cents      5.06 cents      5.07 cents      5.21 cents      5.61 cents
--------------------------------------------------------------------------------------------
October          5.40 cents      5.06 cents      5.07 cents      5.21 cents      5.61 cents
--------------------------------------------------------------------------------------------
November         5.40 cents      5.06 cents      5.07 cents      5.21 cents      5.61 cents
--------------------------------------------------------------------------------------------
December         5.40 cents      5.06 cents      5.05 cents      5.18 cents      5.61 cents
--------------------------------------------------------------------------------------------
January          5.40 cents      5.06 cents      5.05 cents      5.18 cents      5.62 cents
--------------------------------------------------------------------------------------------
February         5.40 cents      5.06 cents      5.05 cents      5.18 cents      5.62 cents
--------------------------------------------------------------------------------------------
March            5.40 cents      5.04 cents      5.04 cents      5.18 cents      5.60 cents
--------------------------------------------------------------------------------------------
April            5.40 cents      5.04 cents      5.04 cents      5.18 cents      5.62 cents
--------------------------------------------------------------------------------------------
TOTAL           64.80 CENTS     60.70 CENTS     60.71 CENTS     62.33 CENTS     67.33 CENTS
--------------------------------------------------------------------------------------------

* Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

INVESTMENT STRATEGY

The Fund uses an active asset allocation strategy, investing across the fixed income market in sectors including high yield and investment grade corporate bonds, international developed and emerging market bonds, U.S. government and agency securities, mortgage- and other asset-backed securities, corporate bank loans, convertible securities and preferred stocks. In addition to our bottom-up fundamental analysis of market sectors, industries and issuers, we evaluate country risk, business cycles, yield curves, and values between and within markets as part of our portfolio construction process.

MANAGER'S DISCUSSION

During the past year, market uncertainty regarding the outlook for the domestic economy and inflationary pressures contributed to moderate interest rate volatility. By period-end, short-term interest rates had risen along with the Fed's rate increases, while longer-term interest rates declined, causing a significant flattening in the yield curve. In this environment, more interest rate-sensitive sectors generally delivered positive total returns, particularly longer-maturity bonds, which benefited from the decline in long-term interest rates. In terms of Fund weightings, we held less than a fifth of the portfolio in certain of the more interest rate-sensitive, domestic fixed income securities (U.S. government bonds, and mortgages


6 | Annual Report

PORTFOLIO BREAKDOWN
Based on Total Net Assets

--------------------------------------------------------------------------------
                                                              4/30/05    4/30/04
--------------------------------------------------------------------------------
High Yield Corporate Bonds                                     36.7%      39.7%
--------------------------------------------------------------------------------
Mortgages & Other Asset-Backed Bonds                           11.1%      12.0%
--------------------------------------------------------------------------------
Other International Bonds (non-$US)                            11.0%       6.1%
--------------------------------------------------------------------------------
International Developed Country Bonds (non-$US)                10.9%      13.1%
--------------------------------------------------------------------------------
Emerging Market Bonds ($US)                                     8.9%      10.7%
--------------------------------------------------------------------------------
Investment Grade Corporate Bonds                                5.5%       7.2%
--------------------------------------------------------------------------------
U.S. Government & Agency Bonds                                  5.5%       3.9%
--------------------------------------------------------------------------------
Floating Rate Bank Loans                                        4.7%       0.0%
--------------------------------------------------------------------------------
Convertible Securities                                          1.3%       1.8%
--------------------------------------------------------------------------------
Common Stocks & Warrants                                        0.0%*      0.1%
--------------------------------------------------------------------------------
Municipal Bonds                                                 0.0%       1.4%
--------------------------------------------------------------------------------
Short-Term Investments & Other Net Assets                       4.4%       4.0%
--------------------------------------------------------------------------------

*     Amount is less than 0.05% of total net assets.

and other asset-backed securities) as we found what we believed were more attractive investment opportunities in other sectors. Relative to U.S. government bonds, the Fund had a larger weighting in mortgages and other asset-backed securities, as we favored the additional yield offered from such assets in the market environment during the period. Within the more interest rate-sensitive sectors, the Fund held a lower-duration position, which constrained performance given the aforementioned decline in long-term interest rates. (Duration is a measure of a bond's price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.)

One of the top performing fixed income categories during the past 12 months was the non-dollar denominated foreign government bond market. U.S. dollar weakness during the period drove healthy returns for the Fund's holdings in government bonds from South Korea, New Zealand, Poland, Australia, Sweden and Norway, as well as euro-denominated government bonds. Although the U.S. dollar experienced a rebound year-to-date in 2005, given the market's expectation that the U.S. fiscal and trade deficits may continue to weigh on the U.S. dollar, non-dollar denominated bonds overall comprised our second-largest weighting at period-end.

Across more economically sensitive fixed income sectors, high yield corporate bonds and U.S. dollar-denominated emerging market sovereign debt securities generally provided solid performance for the fiscal year. High yield corporate bonds were supported by favorable economic conditions, relatively low default


                                                               Annual Report | 7
rates, ample liquidity, favorable earnings trends, and access to capital markets for issuers. However, toward period-end, high yield bonds experienced a pullback, largely as a result of downward pressure in the broad equity markets, concerns about potential ratings downgrades to high yield status for automotive manufacturers General Motors and Ford, and an apparent increase in risk aversion across capital markets. By period-end, yield spread levels over Treasuries, as measured by the CSFB High Yield Index, were only modestly lower than at the beginning of the reporting period, although they remained somewhat rich compared to longer-term averages.(5) Based on an outlook for supportive fundamental credit trends, the Fund maintained its largest weighting in the high yield sector; however, considering valuation levels during the period, we did reduce exposure from intra-period highs. The U.S. dollar-denominated, developing markets bond sector experienced less of a pullback, relative to high yield corporate bonds, toward period-end. The Fund's position in U.S. dollar-denominated emerging market government bonds was also buoyed by improving fiscal conditions, low global interest rates, and high commodity prices. As a result, yield spreads over Treasuries in the sector declined from 4.7 percentage points to 3.8 percentage points over the period.(6) Although the credit profiles for many emerging markets continued to strengthen during the period, we held an underweighted position in this sector relative to our historical norms considering the rich valuation levels.

We increased our holdings in floating rate debt securities during the past year, given that sector's lower interest-rate sensitivity and the potential benefits to income and return as short-term interest rates rise. In particular, we initiated positions in floating rate senior secured bank loans, which we believe should benefit from higher short-term yields and a supportive credit market environment for corporate issuers.

5. The CSFB High Yield Index is designed to mirror the investable universe of the U.S. dollar-denominated high yield debt market.

6.    Source: J.P. Morgan.


8 | Annual Report

Thank you for your continued participation in Franklin Strategic Income Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]                         /s/ Christopher J. Molumphy

                                        Christopher J. Molumphy, CFA


[PHOTO OMITTED]                         /s/ Eric G. Takaha

                                        Eric G. Takaha, CFA

                                        Portfolio Management Team
                                        Franklin Strategic Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 9

PERFORMANCE SUMMARY AS OF 4/30/05

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FRSTX)                        CHANGE       4/30/05      4/30/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.15        $10.24       $10.09
--------------------------------------------------------------------------------
DISTRIBUTIONS (5/1/04-4/30/05)
--------------------------------------------------------------------------------
Dividend Income                     $0.6480
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FKSBX)                        CHANGE       4/30/05      4/30/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.15        $10.27       $10.12
--------------------------------------------------------------------------------
DISTRIBUTIONS (5/1/04-4/30/05)
--------------------------------------------------------------------------------
Dividend Income                     $0.6070
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FSGCX)                        CHANGE       4/30/05      4/30/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.15        $10.24       $10.09
--------------------------------------------------------------------------------
DISTRIBUTIONS (5/1/04-4/30/05)
--------------------------------------------------------------------------------
Dividend Income                     $0.6071
--------------------------------------------------------------------------------
CLASS R (SYMBOL: FKSRX)                        CHANGE       4/30/05      4/30/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.15        $10.22       $10.07
--------------------------------------------------------------------------------
DISTRIBUTIONS (5/1/04-4/30/05)
--------------------------------------------------------------------------------
Dividend Income                     $0.6233
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FKSAX)                  CHANGE       4/30/05      4/30/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.15        $10.24       $10.09
--------------------------------------------------------------------------------
DISTRIBUTIONS (5/1/04-4/30/05)
--------------------------------------------------------------------------------
Dividend Income                     $0.6733
--------------------------------------------------------------------------------

10 | Annual Report

PERFORMANCE(1)

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

-------------------------------------------------------------------------------------------
CLASS A                                             1-YEAR      5-YEAR          10-YEAR
-------------------------------------------------------------------------------------------
Cumulative Total Return(2)                          +8.10%     +50.87%         +127.39%
-------------------------------------------------------------------------------------------
Average Annual Total Return(3)                      +3.49%      +7.63%           +8.09%
-------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(4)                 +1.21%      +7.53%           +8.38%
-------------------------------------------------------------------------------------------
    Distribution Rate(5)                  6.06%
-------------------------------------------------------------------------------------------
    30-Day Standardized Yield(6)          4.72%
-------------------------------------------------------------------------------------------
CLASS B                                             1-YEAR      5-YEAR   INCEPTION (1/1/99)
-------------------------------------------------------------------------------------------
Cumulative Total Return(2)                          +7.65%     +47.90%          +49.59%
-------------------------------------------------------------------------------------------
Average Annual Total Return(3)                      +3.65%      +7.85%           +6.57%
-------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(4)                 +1.29%      +7.74%           +6.69%
-------------------------------------------------------------------------------------------
    Distribution Rate(5)                  5.89%
-------------------------------------------------------------------------------------------
    30-Day Standardized Yield(6)          4.53%
-------------------------------------------------------------------------------------------
CLASS C                                             1-YEAR      5-YEAR   INCEPTION (5/1/98)
-------------------------------------------------------------------------------------------
Cumulative Total Return(2)                          +7.67%     +47.92%          +49.86%
-------------------------------------------------------------------------------------------
Average Annual Total Return(3)                      +6.67%      +8.15%           +5.95%
-------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(4)                 +4.28%      +8.03%           +6.05%
-------------------------------------------------------------------------------------------
    Distribution Rate(5)                  5.91%
-------------------------------------------------------------------------------------------
    30-Day Standardized Yield(6)          4.53%
-------------------------------------------------------------------------------------------
CLASS R                                             1-YEAR      3-YEAR   INCEPTION (1/1/02)
-------------------------------------------------------------------------------------------
Cumulative Total Return(2)                          +7.86%     +33.85%          +36.62%
-------------------------------------------------------------------------------------------
Average Annual Total Return(3)                      +6.86%     +10.21%           +9.84%
-------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(4)                 +4.46%     +10.74%          +10.17%
-------------------------------------------------------------------------------------------
    Distribution Rate(5)                  6.08%
-------------------------------------------------------------------------------------------
    30-Day Standardized Yield(6)          4.68%
-------------------------------------------------------------------------------------------
ADVISOR CLASS(7)                                    1-YEAR      5-YEAR          10-YEAR
-------------------------------------------------------------------------------------------
Cumulative Total Return(2)                          +8.37%     +52.75%         +130.60%
-------------------------------------------------------------------------------------------
Average Annual Total Return(3)                      +8.37%      +8.84%           +8.71%
-------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(4)                 +6.06%      +8.75%           +9.01%
-------------------------------------------------------------------------------------------
    Distribution Rate(5)                  6.59%
-------------------------------------------------------------------------------------------
    30-Day Standardized Yield(6)          5.19%
-------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 11

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS A                            4/30/05
------------------------------------------
1-Year                              +3.49%
------------------------------------------
5-Year                              +7.63%
------------------------------------------
10-Year                             +8.09%
------------------------------------------

CLASS A (5/1/95-4/30/05)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                           LIPPER MULTI-SECTOR
            FRANKLIN STRATEGIC    LEHMAN BROTHERS U.S.    INCOME FUNDS OBJECTIVE
               INCOME FUND         AGGREGATE INDEX(8)           AVERAGE(8)
            ------------------    ---------------------   ----------------------
  5/1/1995       $ 9,577                $10,000                   $10,000
 5/31/1995       $ 9,848                $10,387                   $10,340
 6/30/1995       $ 9,893                $10,463                   $10,394
 7/31/1995       $10,101                $10,440                   $10,479
 8/31/1995       $10,127                $10,566                   $10,527
 9/30/1995       $10,260                $10,669                   $10,690
10/31/1995       $10,345                $10,807                   $10,781
11/30/1995       $10,431                $10,969                   $10,921
12/31/1995       $10,614                $11,123                   $11,134
 1/31/1996       $10,802                $11,197                   $11,348
 2/29/1996       $10,809                $11,002                   $11,213
 3/31/1996       $10,888                $10,926                   $11,203
 4/30/1996       $11,070                $10,864                   $11,296
 5/31/1996       $11,222                $10,842                   $11,355
 6/30/1996       $11,270                $10,988                   $11,456
 7/31/1996       $11,278                $11,018                   $11,520
 8/31/1996       $11,495                $11,000                   $11,642
 9/30/1996       $11,874                $11,191                   $11,939
10/31/1996       $11,988                $11,439                   $12,113
11/30/1996       $12,315                $11,635                   $12,386
12/31/1996       $12,424                $11,527                   $12,392
 1/31/1997       $12,554                $11,562                   $12,466
 2/28/1997       $12,627                $11,591                   $12,580
 3/31/1997       $12,337                $11,463                   $12,370
 4/30/1997       $12,469                $11,634                   $12,498
 5/31/1997       $12,740                $11,744                   $12,722
 6/30/1997       $12,956                $11,884                   $12,909
 7/31/1997       $13,243                $12,204                   $13,219
 8/31/1997       $13,249                $12,100                   $13,145
 9/30/1997       $13,516                $12,278                   $13,413
10/31/1997       $13,307                $12,456                   $13,311
11/30/1997       $13,481                $12,514                   $13,398
12/31/1997       $13,670                $12,640                   $13,520
 1/31/1998       $13,823                $12,802                   $13,691
 2/28/1998       $13,928                $12,792                   $13,788
 3/31/1998       $14,047                $12,836                   $13,913
 4/30/1998       $14,103                $12,903                   $13,960
 5/31/1998       $14,021                $13,026                   $13,947
 6/30/1998       $13,976                $13,136                   $13,921
 7/31/1998       $14,076                $13,164                   $13,979
 8/31/1998       $12,760                $13,378                   $13,209
 9/30/1998       $13,392                $13,692                   $13,477
10/31/1998       $13,664                $13,619                   $13,414
11/30/1998       $14,213                $13,697                   $13,836
12/31/1998       $14,223                $13,738                   $13,829
 1/31/1999       $14,286                $13,836                   $13,908
 2/28/1999       $14,096                $13,594                   $13,748
 3/31/1999       $14,309                $13,670                   $13,953
 4/30/1999       $14,699                $13,713                   $14,239
 5/31/1999       $14,355                $13,593                   $13,964
 6/30/1999       $14,380                $13,550                   $13,966
 7/31/1999       $14,281                $13,492                   $13,918
 8/31/1999       $14,153                $13,485                   $13,821
 9/30/1999       $14,164                $13,642                   $13,902
10/31/1999       $14,232                $13,692                   $13,934
11/30/1999       $14,357                $13,691                   $14,063
12/31/1999       $14,554                $13,625                   $14,203
 1/31/2000       $14,316                $13,580                   $14,082
 2/29/2000       $14,495                $13,745                   $14,294
 3/31/2000       $14,530                $13,926                   $14,314
 4/30/2000       $14,434                $13,886                   $14,145
 5/31/2000       $14,248                $13,879                   $13,975
 6/30/2000       $14,669                $14,168                   $14,313
 7/31/2000       $14,764                $14,297                   $14,385
 8/31/2000       $14,996                $14,504                   $14,496
 9/30/2000       $14,899                $14,595                   $14,372
10/31/2000       $14,603                $14,692                   $14,117
11/30/2000       $14,305                $14,932                   $13,968
12/31/2000       $14,933                $15,209                   $14,351
 1/31/2001       $15,534                $15,458                   $14,838
 2/28/2001       $15,480                $15,592                   $14,866
 3/31/2001       $15,237                $15,671                   $14,629
 4/30/2001       $15,247                $15,606                   $14,509
 5/31/2001       $15,336                $15,700                   $14,605
 6/30/2001       $15,217                $15,759                   $14,510
 7/31/2001       $15,405                $16,111                   $14,636
 8/31/2001       $15,594                $16,296                   $14,838
 9/30/2001       $14,962                $16,486                   $14,435
10/31/2001       $15,420                $16,831                   $14,780
11/30/2001       $15,814                $16,599                   $14,928
12/31/2001       $15,740                $16,493                   $14,880
 1/31/2002       $15,766                $16,627                   $14,969
 2/28/2002       $15,800                $16,788                   $15,032
 3/31/2002       $15,954                $16,509                   $15,044
 4/30/2002       $16,161                $16,829                   $15,288
 5/31/2002       $16,092                $16,972                   $15,346
 6/30/2002       $15,410                $17,118                   $15,087
 7/31/2002       $15,075                $17,325                   $14,877
 8/31/2002       $15,465                $17,618                   $15,186
 9/30/2002       $15,429                $17,903                   $15,186
10/31/2002       $15,519                $17,821                   $15,247
11/30/2002       $16,171                $17,817                   $15,614
12/31/2002       $16,480                $18,185                   $15,936
 1/31/2003       $16,774                $18,200                   $16,151
 2/28/2003       $17,069                $18,452                   $16,413
 3/31/2003       $17,299                $18,438                   $16,574
 4/30/2003       $18,036                $18,590                   $17,116
 5/31/2003       $18,569                $18,936                   $17,521
 6/30/2003       $18,803                $18,899                   $17,654
 7/31/2003       $18,298                $18,264                   $17,234
 8/31/2003       $18,478                $18,385                   $17,403
 9/30/2003       $19,158                $18,871                   $17,911
10/31/2003       $19,282                $18,695                   $18,010
11/30/2003       $19,562                $18,740                   $18,199
12/31/2003       $20,119                $18,931                   $18,608
 1/31/2004       $20,382                $19,083                   $18,770
 2/29/2004       $20,489                $19,290                   $18,823
 3/31/2004       $20,636                $19,434                   $18,974
 4/30/2004       $20,144                $18,929                   $18,549
 5/31/2004       $19,972                $18,853                   $18,380
 6/30/2004       $20,142                $18,959                   $18,543
 7/31/2004       $20,373                $19,147                   $18,729
 8/31/2004       $20,830                $19,513                   $19,101
 9/30/2004       $21,084                $19,565                   $19,327
10/31/2004       $21,504                $19,730                   $19,648
11/30/2004       $21,782                $19,572                   $19,885
12/31/2004       $22,103                $19,752                   $20,170
 1/31/2005       $22,049                $19,876                   $20,170
 2/28/2005       $22,331                $19,759                   $20,289
 3/31/2005       $21,811                $19,657                   $19,948
 4/30/2005       $21,777                $19,924                   $20,008


AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------
CLASS B                             4/30/05
-------------------------------------------
1-Year                               +3.65%
-------------------------------------------
5-Year                               +7.85%
-------------------------------------------
Since Inception (1/1/99)             +6.57%
-------------------------------------------

CLASS B (1/1/99-4/30/05)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                            LIPPER MULTI-SECTOR
            FRANKLIN STRATEGIC   LEHMAN BROTHERS U.S.          INCOME FUNDS
  DATE         INCOME FUND        AGGREGATE INDEX(8)       OBJECTIVE AVERAGE(8)
----------  ------------------   ---------------------     --------------------
  1/1/1999       $10,000               $10,000                   $10,000
 1/31/1999       $10,054               $10,071                   $10,057
 2/28/1999       $ 9,914               $ 9,896                   $ 9,941
 3/31/1999       $10,069               $ 9,950                   $10,089
 4/30/1999       $10,340               $ 9,982                   $10,296
 5/31/1999       $10,104               $ 9,894                   $10,098
 6/30/1999       $10,119               $ 9,863                   $10,099
 7/31/1999       $10,036               $ 9,821                   $10,064
 8/31/1999       $ 9,943               $ 9,816                   $ 9,994
 9/30/1999       $ 9,958               $ 9,930                   $10,053
10/31/1999       $ 9,993               $ 9,967                   $10,076
11/30/1999       $10,077               $ 9,966                   $10,169
12/31/1999       $10,213               $ 9,918                   $10,270
 1/31/2000       $10,053               $ 9,885                   $10,183
 2/29/2000       $10,165               $10,005                   $10,336
 3/31/2000       $10,186               $10,137                   $10,350
 4/30/2000       $10,115               $10,108                   $10,228
 5/31/2000       $ 9,981               $10,103                   $10,105
 6/30/2000       $10,271               $10,313                   $10,350
 7/31/2000       $10,334               $10,407                   $10,402
 8/31/2000       $10,493               $10,558                   $10,482
 9/30/2000       $10,432               $10,624                   $10,393
10/31/2000       $10,222               $10,694                   $10,208
11/30/2000       $10,010               $10,869                   $10,100
12/31/2000       $10,445               $11,071                   $10,377
 1/31/2001       $10,850               $11,252                   $10,729
 2/28/2001       $10,820               $11,350                   $10,749
 3/31/2001       $10,647               $11,407                   $10,578
 4/30/2001       $10,639               $11,360                   $10,492
 5/31/2001       $10,708               $11,428                   $10,561
 6/30/2001       $10,611               $11,471                   $10,492
 7/31/2001       $10,738               $11,728                   $10,584
 8/31/2001       $10,866               $11,862                   $10,730
 9/30/2001       $10,424               $12,000                   $10,438
10/31/2001       $10,738               $12,251                   $10,687
11/30/2001       $11,008               $12,082                   $10,794
12/31/2001       $10,965               $12,006                   $10,760
 1/31/2002       $10,968               $12,103                   $10,824
 2/28/2002       $10,999               $12,220                   $10,870
 3/31/2002       $11,103               $12,017                   $10,878
 4/30/2002       $11,231               $12,250                   $11,055
 5/31/2002       $11,192               $12,354                   $11,097
 6/30/2002       $10,703               $12,461                   $10,909
 7/31/2002       $10,468               $12,611                   $10,757
 8/31/2002       $10,734               $12,824                   $10,981
 9/30/2002       $10,718               $13,032                   $10,981
10/31/2002       $10,764               $12,972                   $11,025
11/30/2002       $11,224               $12,969                   $11,291
12/31/2002       $11,423               $13,237                   $11,523
 1/31/2003       $11,622               $13,248                   $11,679
 2/28/2003       $11,823               $13,431                   $11,868
 3/31/2003       $11,990               $13,421                   $11,984
 4/30/2003       $12,482               $13,532                   $12,376
 5/31/2003       $12,859               $13,784                   $12,670
 6/30/2003       $13,017               $13,757                   $12,766
 7/31/2003       $12,651               $13,294                   $12,462
 8/31/2003       $12,784               $13,383                   $12,584
 9/30/2003       $13,249               $13,737                   $12,952
10/31/2003       $13,329               $13,609                   $13,023
11/30/2003       $13,504               $13,641                   $13,160
12/31/2003       $13,897               $13,780                   $13,456
 1/31/2004       $14,074               $13,891                   $13,573
 2/29/2004       $14,143               $14,041                   $13,611
 3/31/2004       $14,239               $14,147                   $13,720
 4/30/2004       $13,897               $13,778                   $13,412
 5/31/2004       $13,773               $13,723                   $13,290
 6/30/2004       $13,885               $13,801                   $13,409
 7/31/2004       $14,039               $13,938                   $13,543
 8/31/2004       $14,349               $14,203                   $13,812
 9/30/2004       $14,518               $14,242                   $13,975
10/31/2004       $14,802               $14,361                   $14,207
11/30/2004       $15,002               $14,247                   $14,379
12/31/2004       $15,217               $14,378                   $14,585
 1/31/2005       $15,176               $14,468                   $14,585
 2/28/2005       $15,350               $14,383                   $14,671
 3/31/2005       $14,988               $14,309                   $14,424
 4/30/2005       $14,959               $14,503                   $14,468


12 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------
CLASS C                             4/30/05
-------------------------------------------
1-Year                               +6.67%
-------------------------------------------
5-Year                               +8.15%
-------------------------------------------
Since Inception (5/1/98)             +5.95%
-------------------------------------------

CLASS C (5/1/95-4/30/05)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                          LIPPER MULTI-SECTOR
             FRANKLIN STRATEGIC   LEHMAN BROTHERS U.S.  INCOME FUNDS OBJECTIVE
 DATE           INCOME FUND        AGGREGATE INDEX(8)         AVERAGE(8)
----------   ------------------   ---------------------  ----------------------
  5/1/1998        $10,000                $10,000                $10,000
 5/31/1998        $ 9,920                $10,095                $ 9,991
 6/30/1998        $ 9,885                $10,180                $ 9,972
 7/31/1998        $ 9,952                $10,202                $10,014
 8/31/1998        $ 9,028                $10,368                $ 9,462
 9/30/1998        $ 9,461                $10,611                $ 9,654
10/31/1998        $ 9,650                $10,555                $ 9,609
11/30/1998        $10,034                $10,615                $ 9,912
12/31/1998        $10,038                $10,647                $ 9,907
 1/31/1999        $10,079                $10,723                $ 9,963
 2/28/1999        $ 9,941                $10,535                $ 9,848
 3/31/1999        $10,087                $10,594                $ 9,995
 4/30/1999        $10,359                $10,627                $10,200
 5/31/1999        $10,113                $10,534                $10,003
 6/30/1999        $10,127                $10,501                $10,004
 7/31/1999        $10,053                $10,456                $ 9,970
 8/31/1999        $ 9,950                $10,451                $ 9,900
 9/30/1999        $ 9,965                $10,572                $ 9,959
10/31/1999        $10,009                $10,611                $ 9,982
11/30/1999        $10,094                $10,610                $10,074
12/31/1999        $10,229                $10,559                $10,174
 1/31/2000        $10,058                $10,525                $10,088
 2/29/2000        $10,181                $10,652                $10,239
 3/31/2000        $10,202                $10,792                $10,253
 4/30/2000        $10,131                $10,761                $10,132
 5/31/2000        $ 9,997                $10,756                $10,011
 6/30/2000        $10,289                $10,980                $10,253
 7/31/2000        $10,352                $11,080                $10,304
 8/31/2000        $10,511                $11,240                $10,384
 9/30/2000        $10,439                $11,311                $10,296
10/31/2000        $10,229                $11,386                $10,112
11/30/2000        $10,027                $11,572                $10,006
12/31/2000        $10,452                $11,787                $10,280
 1/31/2001        $10,870                $11,979                $10,629
 2/28/2001        $10,840                $12,084                $10,649
 3/31/2001        $10,655                $12,145                $10,480
 4/30/2001        $10,658                $12,094                $10,394
 5/31/2001        $10,717                $12,167                $10,462
 6/30/2001        $10,631                $12,213                $10,394
 7/31/2001        $10,759                $12,486                $10,485
 8/31/2001        $10,888                $12,629                $10,629
 9/30/2001        $10,443                $12,776                $10,340
10/31/2001        $10,759                $13,044                $10,587
11/30/2001        $11,029                $12,864                $10,693
12/31/2001        $10,974                $12,782                $10,659
 1/31/2002        $10,989                $12,886                $10,723
 2/28/2002        $11,009                $13,010                $10,768
 3/31/2002        $11,113                $12,794                $10,777
 4/30/2002        $11,242                $13,042                $10,951
 5/31/2002        $11,202                $13,153                $10,993
 6/30/2002        $10,723                $13,267                $10,807
 7/31/2002        $10,487                $13,427                $10,657
 8/31/2002        $10,754                $13,653                $10,879
 9/30/2002        $10,726                $13,874                $10,879
10/31/2002        $10,785                $13,811                $10,922
11/30/2002        $11,235                $13,808                $11,185
12/31/2002        $11,446                $14,093                $11,416
 1/31/2003        $11,647                $14,105                $11,570
 2/28/2003        $11,848                $14,300                $11,757
 3/31/2003        $12,004                $14,289                $11,872
 4/30/2003        $12,498                $14,407                $12,261
 5/31/2003        $12,877                $14,676                $12,551
 6/30/2003        $13,035                $14,646                $12,647
 7/31/2003        $12,667                $14,154                $12,346
 8/31/2003        $12,800                $14,248                $12,467
 9/30/2003        $13,267                $14,625                $12,831
10/31/2003        $13,347                $14,489                $12,901
11/30/2003        $13,536                $14,523                $13,037
12/31/2003        $13,918                $14,671                $13,330
 1/31/2004        $14,095                $14,789                $13,446
 2/29/2004        $14,165                $14,949                $13,484
 3/31/2004        $14,262                $15,061                $13,592
 4/30/2004        $13,918                $14,669                $13,287
 5/31/2004        $13,794                $14,611                $13,166
 6/30/2004        $13,906                $14,693                $13,283
 7/31/2004        $14,061                $14,839                $13,416
 8/31/2004        $14,358                $15,122                $13,683
 9/30/2004        $14,543                $15,163                $13,845
10/31/2004        $14,828                $15,290                $14,074
11/30/2004        $15,015                $15,168                $14,245
12/31/2004        $15,231                $15,308                $14,448
 1/31/2005        $15,189                $15,404                $14,448
 2/28/2005        $15,378                $15,313                $14,534
 3/31/2005        $15,014                $15,234                $14,290
 4/30/2005        $14,986                $15,440                $14,332

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------
CLASS R                             4/30/05
-------------------------------------------
1-Year                               +6.86%
-------------------------------------------
3-Year                              +10.21%
-------------------------------------------
Since Inception (1/1/02)             +9.84%
-------------------------------------------

CLASS R (1/1/02-4/30/05)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                        LIPPER MULTI-SECTOR
            FRANKLIN STRATEGIC  LEHMAN BROTHERS U.S.  INCOME FUNDS OBJECTIVE
  DATE         INCOME FUND       AGGREGATE INDEX(8)         AVERAGE(8)
----------  ------------------  ---------------------  ----------------------
  1/1/2002       $10,000               $10,000                $10,000
 1/31/2002       $ 9,974               $10,081                $10,060
 2/28/2002       $ 9,982               $10,179                $10,102
 3/31/2002       $10,078               $10,009                $10,110
 4/30/2002       $10,207               $10,203                $10,274
 5/31/2002       $10,172               $10,290                $10,313
 6/30/2002       $ 9,739               $10,379                $10,139
 7/31/2002       $ 9,513               $10,504                $ 9,998
 8/31/2002       $ 9,758               $10,682                $10,206
 9/30/2002       $ 9,745               $10,855                $10,206
10/31/2002       $ 9,788               $10,805                $10,247
11/30/2002       $10,209               $10,802                $10,494
12/31/2002       $10,403               $11,025                $10,710
 1/31/2003       $10,575               $11,035                $10,854
 2/28/2003       $10,759               $11,188                $11,030
 3/31/2003       $10,915               $11,179                $11,138
 4/30/2003       $11,366               $11,271                $11,503
 5/31/2003       $11,711               $11,481                $11,775
 6/30/2003       $11,857               $11,459                $11,865
 7/31/2003       $11,524               $11,073                $11,582
 8/31/2003       $11,647               $11,147                $11,696
 9/30/2003       $12,061               $11,442                $12,037
10/31/2003       $12,149               $11,335                $12,104
11/30/2003       $12,312               $11,362                $12,231
12/31/2003       $12,660               $11,478                $12,506
 1/31/2004       $12,836               $11,570                $12,615
 2/29/2004       $12,901               $11,696                $12,650
 3/31/2004       $12,978               $11,783                $12,751
 4/30/2004       $12,666               $11,477                $12,466
 5/31/2004       $12,568               $11,431                $12,352
 6/30/2004       $12,659               $11,495                $12,462
 7/31/2004       $12,803               $11,609                $12,587
 8/31/2004       $13,088               $11,831                $12,837
 9/30/2004       $13,246               $11,863                $12,989
10/31/2004       $13,508               $11,962                $13,204
11/30/2004       $13,680               $11,867                $13,364
12/31/2004       $13,878               $11,976                $13,555
 1/31/2005       $13,842               $12,051                $13,555
 2/28/2005       $14,016               $11,980                $13,635
 3/31/2005       $13,686               $11,919                $13,406
 4/30/2005       $13,662               $12,080                $13,446


                                                              Annual Report | 13

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------
ADVISOR CLASS(7)                    4/30/05
-------------------------------------------
1-Year                               +8.37%
-------------------------------------------
5-Year                               +8.84%
-------------------------------------------
10-Year                              +8.71%
-------------------------------------------

 ADVISOR CLASS C (5/1/95-4/30/05)(7)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                         LIPPER MULTI-SECTOR
            FRANKLIN STRATEGIC  LEHMAN BROTHERS U.S.   INCOME FUNDS OBJECTIVE
   DATE        INCOME FUND       AGGREGATE INDEX(8)          AVERAGE(8)
----------  ------------------- --------------------  -----------------------
  5/1/1995       $10,000               $10,000                $10,000
 5/31/1995       $10,284               $10,387                $10,340
 6/30/1995       $10,330               $10,463                $10,394
 7/31/1995       $10,548               $10,440                $10,479
 8/31/1995       $10,575               $10,566                $10,527
 9/30/1995       $10,714               $10,669                $10,690
10/31/1995       $10,803               $10,807                $10,781
11/30/1995       $10,892               $10,969                $10,921
12/31/1995       $11,084               $11,123                $11,134
 1/31/1996       $11,281               $11,197                $11,348
 2/29/1996       $11,288               $11,002                $11,213
 3/31/1996       $11,370               $10,926                $11,203
 4/30/1996       $11,560               $10,864                $11,296
 5/31/1996       $11,718               $10,842                $11,355
 6/30/1996       $11,769               $10,988                $11,456
 7/31/1996       $11,777               $11,018                $11,520
 8/31/1996       $12,004               $11,000                $11,642
 9/30/1996       $12,399               $11,191                $11,939
10/31/1996       $12,518               $11,439                $12,113
11/30/1996       $12,860               $11,635                $12,386
12/31/1996       $12,974               $11,527                $12,392
 1/31/1997       $13,109               $11,562                $12,466
 2/28/1997       $13,185               $11,591                $12,580
 3/31/1997       $12,882               $11,463                $12,370
 4/30/1997       $13,021               $11,634                $12,498
 5/31/1997       $13,304               $11,744                $12,722
 6/30/1997       $13,528               $11,884                $12,909
 7/31/1997       $13,828               $12,204                $13,219
 8/31/1997       $13,834               $12,100                $13,145
 9/30/1997       $14,114               $12,278                $13,413
10/31/1997       $13,895               $12,456                $13,311
11/30/1997       $14,077               $12,514                $13,398
12/31/1997       $14,274               $12,640                $13,520
 1/31/1998       $14,434               $12,802                $13,691
 2/28/1998       $14,544               $12,792                $13,788
 3/31/1998       $14,668               $12,836                $13,913
 4/30/1998       $14,726               $12,903                $13,960
 5/31/1998       $14,640               $13,026                $13,947
 6/30/1998       $14,595               $13,136                $13,921
 7/31/1998       $14,699               $13,164                $13,979
 8/31/1998       $13,324               $13,378                $13,209
 9/30/1998       $13,984               $13,692                $13,477
10/31/1998       $14,268               $13,619                $13,414
11/30/1998       $14,841               $13,697                $13,836
12/31/1998       $14,852               $13,738                $13,829
 1/31/1999       $14,917               $13,836                $13,908
 2/28/1999       $14,719               $13,594                $13,748
 3/31/1999       $14,941               $13,670                $13,953
 4/30/1999       $15,349               $13,713                $14,239
 5/31/1999       $14,990               $13,593                $13,964
 6/30/1999       $15,015               $13,550                $13,966
 7/31/1999       $14,911               $13,492                $13,918
 8/31/1999       $14,779               $13,485                $13,821
 9/30/1999       $14,807               $13,642                $13,902
10/31/1999       $14,867               $13,692                $13,934
11/30/1999       $15,001               $13,691                $14,063
12/31/1999       $15,210               $13,625                $14,203
 1/31/2000       $14,980               $13,580                $14,082
 2/29/2000       $15,155               $13,745                $14,294
 3/31/2000       $15,195               $13,926                $14,314
 4/30/2000       $15,097               $13,886                $14,145
 5/31/2000       $14,906               $13,879                $13,975
 6/30/2000       $15,349               $14,168                $14,313
 7/31/2000       $15,452               $14,297                $14,385
 8/31/2000       $15,698               $14,504                $14,496
 9/30/2000       $15,615               $14,595                $14,372
10/31/2000       $15,308               $14,692                $14,117
11/30/2000       $15,000               $14,932                $13,968
12/31/2000       $15,661               $15,209                $14,351
 1/31/2001       $16,278               $15,458                $14,838
 2/28/2001       $16,241               $15,592                $14,866
 3/31/2001       $15,990               $15,671                $14,629
 4/30/2001       $15,987               $15,606                $14,509
 5/31/2001       $16,084               $15,700                $14,605
 6/30/2001       $15,962               $15,759                $14,510
 7/31/2001       $16,162               $16,111                $14,636
 8/31/2001       $16,365               $16,296                $14,838
 9/30/2001       $15,704               $16,486                $14,435
10/31/2001       $16,189               $16,831                $14,780
11/30/2001       $16,605               $16,599                $14,928
12/31/2001       $16,549               $16,493                $14,880
 1/31/2002       $16,563               $16,627                $14,969
 2/28/2002       $16,601               $16,788                $15,032
 3/31/2002       $16,786               $16,509                $15,044
 4/30/2002       $16,988               $16,829                $15,288
 5/31/2002       $16,919               $16,972                $15,346
 6/30/2002       $16,205               $17,118                $15,087
 7/31/2002       $15,857               $17,325                $14,877
 8/31/2002       $16,270               $17,618                $15,186
 9/30/2002       $16,254               $17,903                $15,186
10/31/2002       $16,333               $17,821                $15,247
11/30/2002       $17,023               $17,817                $15,614
12/31/2002       $17,352               $18,185                $15,936
 1/31/2003       $17,666               $18,200                $16,151
 2/28/2003       $17,980               $18,452                $16,413
 3/31/2003       $18,226               $18,438                $16,574
 4/30/2003       $19,005               $18,590                $17,116
 5/31/2003       $19,591               $18,936                $17,521
 6/30/2003       $19,822               $18,899                $17,654
 7/31/2003       $19,293               $18,264                $17,234
 8/31/2003       $19,487               $18,385                $17,403
 9/30/2003       $20,209               $18,871                $17,911
10/31/2003       $20,344               $18,695                $18,010
11/30/2003       $20,643               $18,740                $18,199
12/31/2003       $21,236               $18,931                $18,608
 1/31/2004       $21,518               $19,083                $18,770
 2/29/2004       $21,655               $19,290                $18,823
 3/31/2004       $21,794               $19,434                $18,974
 4/30/2004       $21,279               $18,929                $18,549
 5/31/2004       $21,123               $18,853                $18,380
 6/30/2004       $21,307               $18,959                $18,543
 7/31/2004       $21,534               $19,147                $18,729
 8/31/2004       $22,022               $19,513                $19,101
 9/30/2004       $22,317               $19,565                $19,327
10/31/2004       $22,744               $19,730                $19,648
11/30/2004       $23,064               $19,572                $19,885
12/31/2004       $23,409               $19,752                $20,170
 1/31/2005       $23,356               $19,876                $20,170
 2/28/2005       $23,637               $19,759                $20,289
 3/31/2005       $23,114               $19,657                $19,948
 4/30/2005       $23,060               $19,924                $20,008


14 | Annual Report

ENDNOTES

THE RISKS ASSOCIATED WITH HIGHER YIELDING, LOWER-RATED SECURITIES INCLUDE A HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. THE RISKS OF FOREIGN SECURITIES, ESPECIALLY IN EMERGING MARKETS, INCLUDE CURRENCY FLUCTUATIONS AND POLITICAL UNCERTAINTY. THE RISKS OF INVESTING IN A NONDIVERSIFIED FUND INCLUDE INCREASED SUSCEPTIBILITY TO ADVERSE ECONOMIC, POLITICAL OR REGULATORY DEVELOPMENTS. THE FUND'S SHARE PRICE AND YIELD WILL BE AFFECTED BY INTEREST RATE MOVEMENTS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. THUS, AS THE PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:  Shares are available to certain eligible investors as described in the prospectus.

(1) Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

(2) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(3) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(4) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5) Distribution rate is based on an annualization of the respective class's April dividend and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 4/30/05.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/05.

(7) Effective 9/1/99, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 8/12/99, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 8/11/99, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/1/99 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +56.96% and +8.20%.

(8) Source: Lehman Brothers Inc.; Lipper Inc. The Lehman Brothers U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must be publicly issued, fixed rate, and have at least par amount outstanding. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. The Lipper Multi-Sector Income Funds Objective Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. As of 4/30/05, there were 110 funds in this category. Lipper calculations do not include sales charges, but include reinvestment of any income or distributions. The Fund's performance relative to the average may have differed if these and other factors had been considered.


                                                              Annual Report | 15

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


16 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------------------
                                              BEGINNING ACCOUNT        ENDING ACCOUNT       EXPENSES PAID DURING
 CLASS A                                       VALUE 10/31/04          VALUE 4/30/05      PERIOD* 10/31/04-4/30/05
------------------------------------------------------------------------------------------------------------------
 Actual                                            $1,000                $1,012.70                 $4.44
------------------------------------------------------------------------------------------------------------------
 Hypothetical (5% return before expenses)          $1,000                $1,020.38                 $4.46
------------------------------------------------------------------------------------------------------------------
 CLASS B
------------------------------------------------------------------------------------------------------------------
 Actual                                            $1,000                $1,010.60                 $6.43
------------------------------------------------------------------------------------------------------------------
 Hypothetical (5% return before expenses)          $1,000                $1,018.40                 $6.46
------------------------------------------------------------------------------------------------------------------
 CLASS C
------------------------------------------------------------------------------------------------------------------
 Actual                                            $1,000                $1,010.60                 $6.43
------------------------------------------------------------------------------------------------------------------
 Hypothetical (5% return before expenses)          $1,000                $1,018.40                 $6.46
------------------------------------------------------------------------------------------------------------------
 CLASS R
------------------------------------------------------------------------------------------------------------------
 Actual                                            $1,000                $1,011.40                 $5.69
------------------------------------------------------------------------------------------------------------------
 Hypothetical (5% return before expenses)          $1,000                $1,019.40                 $5.71
------------------------------------------------------------------------------------------------------------------
 ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------
 Actual                                            $1,000                $1,013.90                 $3.20
------------------------------------------------------------------------------------------------------------------
 Hypothetical (5% return before expenses)          $1,000                $1,021.62                 $3.21
------------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.89%; B: 1.29%; C: 1.29%; R: 1.14%; and Advisor: 0.64%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 17

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

FRANKLIN STRATEGIC INCOME FUND

                                                      ------------------------------------------------------------------
                                                                             YEAR ENDED APRIL 30,
CLASS A                                                    2005          2004          2003          2002           2001
                                                      ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............    $   10.09     $    9.65     $    9.36     $    9.58      $    9.84
                                                      ------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ........................         0.53          0.56          0.65          0.75(e)        0.80

 Net realized and unrealized gains (losses) ......         0.27          0.54          0.35         (0.20)(e)      (0.28)
                                                      ------------------------------------------------------------------
Total from investment operations .................         0.80          1.10          1.00          0.55           0.52
                                                      ------------------------------------------------------------------
Less distributions from net investment income ....        (0.65)        (0.66)        (0.71)        (0.77)         (0.78)
                                                      ------------------------------------------------------------------
Redemption fees ..................................           --(d)         --            --            --             --
                                                      ------------------------------------------------------------------
Net asset value, end of year .....................    $   10.24     $   10.09     $    9.65     $    9.36      $    9.58
                                                      ==================================================================
Total return(b) ..................................         8.10%        11.69%        11.60%         6.00%          5.63%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................    $ 696,198     $ 446,282     $ 336,607     $ 261,446      $ 245,974

Ratios to average net assets:

 Expenses ........................................         0.92%         0.92%         0.96%         0.95%          0.99%

 Expenses net of waiver and payments by affiliate
  and expense reduction ..........................         0.91%         0.92%         0.88%         0.84%          0.75%

 Net investment income ...........................         5.18%         5.53%         7.30%         8.03%(e)       8.18%

Portfolio turnover rate ..........................        48.57%        66.57%        67.65%        50.64%         38.70%

Portfolio turnover rate excluding mortgage
  dollar rolls(c) ................................        39.91%        52.35%        53.25%        49.88%         36.37%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge.

(c)   See Note 1(e) regarding mortgage dollar rolls.

(d)   Amount is less than $0.01 per share.

(e) Effective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share ...................................     $(0.01)
Net realized and unrealized losses per share ......................      (0.01)
Ratio of net investment income to average net assets ..............      (0.13)%

Per share data and ratios for prior years have not been restated to reflect this change in accounting policy.


18 | See notes to financial statements. | Annual Report

FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND (CONTINUED)

                                                      ------------------------------------------------------------------
                                                                             YEAR ENDED APRIL 30,
CLASS B                                                    2005          2004          2003          2002           2001
                                                      ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............    $   10.12     $    9.67     $    9.38     $    9.61      $    9.86
                                                      ------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ........................         0.49          0.52          0.61          0.72(e)        0.76

 Net realized and unrealized gains (losses) ......         0.27          0.55          0.35         (0.21)(e)      (0.27)
                                                      ------------------------------------------------------------------
Total from investment operations .................         0.76          1.07          0.96          0.51           0.49
                                                      ------------------------------------------------------------------
Less distributions from net investment income ....        (0.61)        (0.62)        (0.67)        (0.74)         (0.74)
                                                      ------------------------------------------------------------------
Redemption fees ..................................           --(d)         --            --            --             --
                                                      ------------------------------------------------------------------
Net asset value, end of year .....................    $   10.27     $   10.12     $    9.67     $    9.38      $    9.61
                                                      ==================================================================
Total return(b) ..................................         7.65%        11.33%        11.14%         5.57%          5.18%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................    $ 110,502     $  91,974     $  61,254     $  40,821      $  24,631

Ratios to average net assets:

 Expenses ........................................         1.32%         1.32%         1.36%         1.35%          1.39%

 Expenses net of waiver and payments by affiliate
  and expense reduction ..........................         1.31%         1.32%         1.28%         1.24%          1.15%

 Net investment income ...........................         4.78%         5.13%         6.90%         7.65%(e)       7.80%

Portfolio turnover rate ..........................        48.57%        66.57%        67.65%        50.64%         38.70%

Portfolio turnover rate excluding mortgage dollar
 rolls(c) ........................................        39.91%        52.35%        53.25%        49.88%         36.37%

(a)   Based on average daily shares outstanding.

(b)   Total return does not reflect the contingent deferred sales charge.

(c)   See Note 1(e) regarding mortgage dollar rolls.

(d)   Amount is less than $0.01 per share.

(e) Effective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share ...................................     $(0.01)
Net realized and unrealized losses per share ......................      (0.01)
Ratio of net investment income to average net assets ..............      (0.12)%

Per share data and ratios for prior years have not been restated to reflect this change in accounting policy.


                         Annual Report | See notes to financial statements. | 19

FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND (CONTINUED)

                                                      ------------------------------------------------------------------
                                                                             YEAR ENDED APRIL 30,
CLASS C                                                    2005          2004          2003          2002           2001
                                                      ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............    $   10.09     $    9.64     $    9.36     $    9.58      $    9.84
                                                      ------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ........................         0.49          0.52          0.61          0.72(e)        0.76

 Net realized and unrealized gains (losses) ......         0.27          0.55          0.34         (0.20)(e)      (0.28)
                                                      ------------------------------------------------------------------
Total from investment operations .................         0.76          1.07          0.95          0.52           0.48
                                                      ------------------------------------------------------------------
Less distributions from net investment income ....        (0.61)        (0.62)        (0.67)        (0.74)         (0.74)
                                                      ------------------------------------------------------------------
Redemption fees ..................................           --(d)         --            --            --             --
                                                      ------------------------------------------------------------------
Net asset value, end of year .....................    $   10.24     $   10.09     $    9.64     $    9.36      $    9.58
                                                      ==================================================================
Total return(b) ..................................         7.67%        11.36%        11.18%         5.47%          5.21%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................    $ 213,741     $ 151,823     $  86,153     $  58,851      $  46,732

Ratios to average net assets:

 Expenses ........................................         1.32%         1.32%         1.36%         1.35%          1.39%

 Expenses net of waiver and payments by affiliate
  and expense reduction ..........................         1.31%         1.32%         1.28%         1.24%          1.15%

 Net investment income ...........................         4.78%         5.13%         6.90%         7.64%(e)       7.79%

Portfolio turnover rate ..........................        48.57%        66.57%        67.65%        50.64%         38.70%

Portfolio turnover rate excluding mortgage dollar
 rolls(c) ........................................        39.91%        52.35%        53.25%        49.88%         36.37%

(a)   Based on average daily shares outstanding.

(b)   Total return does not reflect the contingent deferred sales charge.

(c)   See Note 1(e) regarding mortgage dollar rolls.

(d)   Amount is less than $0.01 per share.

(e) Effective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share ...................................     $(0.01)
Net realized and unrealized losses per share ......................      (0.01)
Ratio of net investment income to average net assets ..............      (0.13)%

Per share data and ratios for prior years have not been restated to reflect this change in accounting policy.


20 | See notes to financial statements. | Annual Report

FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND (CONTINUED)

                                                            ----------------------------------------------------
                                                                            YEAR ENDED APRIL 30,
CLASS R                                                           2005          2004          2003       2002(e)
                                                            ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .......................  $    10.07    $     9.63    $     9.34    $     9.39
                                                            ----------------------------------------------------
Income from investment operations:

 Net investment income(a) ................................        0.51          0.53          0.63          0.28

 Net realized and unrealized gains (losses) ..............        0.26          0.55          0.35         (0.09)
                                                            ----------------------------------------------------
Total from investment operations .........................        0.77          1.08          0.98          0.19
                                                            ----------------------------------------------------
Less distributions from net investment income ............       (0.62)        (0.64)        (0.69)        (0.24)
                                                            ----------------------------------------------------
Redemption fees ..........................................          --(d)         --            --            --
                                                            ----------------------------------------------------
Net asset value, end of year .............................  $    10.22    $    10.07    $     9.63    $     9.34
                                                            ====================================================
Total return(b) ..........................................        7.86%        11.45%        11.35%         2.07%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..........................  $   17,859    $    7,324    $    1,558    $    1,239

Ratios to average net assets:

 Expenses ................................................        1.17%         1.17%         1.21%         1.20%(f)

 Expenses net of waiver and payments by affiliate
  and expense reduction ..................................        1.16%         1.17%         1.13%         1.09%(f)

 Net investment income ...................................        4.93%         5.28%         7.05%         9.18%(f)

Portfolio turnover rate ..................................       48.57%        66.57%        67.65%        50.64%

Portfolio turnover rate excluding mortgage dollar
 rolls(c) ................................................       39.91%        52.35%        53.25%        49.88%

(a)   Based on average daily shares outstanding.

(b)   Total return is not annualized for periods less than one year.

(c)   See Note 1(e) regarding mortgage dollar rolls.

(d)   Amount is less than $0.01 per share.

(e)   For the period January 1, 2002 (effective date) to April 30, 2002.

(f)   Annualized.


                         Annual Report | See notes to financial statements. | 21

FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND (CONTINUED)

                                                      ------------------------------------------------------------------
                                                                             YEAR ENDED APRIL 30,
ADVISOR CLASS                                              2005          2004          2003          2002           2001
                                                      ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............    $   10.09     $    9.65     $    9.36     $    9.59      $    9.84
                                                      ------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ........................         0.56          0.58          0.69          0.78(d)        0.82

 Net realized and unrealized gains (losses) ......         0.26          0.54          0.33         (0.21)(d)      (0.26)
                                                      ------------------------------------------------------------------
Total from investment operations .................         0.82          1.12          1.02          0.57           0.56
                                                      ------------------------------------------------------------------
Less distributions from net investment income ....        (0.67)        (0.68)        (0.73)        (0.80)         (0.81)
                                                      ------------------------------------------------------------------
Redemption fees ..................................           --(c)         --            --            --             --
                                                      ------------------------------------------------------------------
Net asset value, end of year .....................    $   10.24     $   10.09     $    9.65     $    9.36      $    9.59
                                                      ==================================================================
Total return .....................................         8.37%        11.97%        11.87%         6.27%          5.89%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................    $  60,489     $  39,784     $  34,224     $  31,493      $  25,390

Ratios to average net assets:

 Expenses ........................................         0.67%         0.67%         0.71%         0.70%          0.74%

 Expenses net of waiver and payments by affiliate
  and expense reduction ..........................         0.66%         0.67%         0.63%         0.59%          0.50%

 Net investment income ...........................         5.43%         5.78%         7.55%         8.29%(d)       8.45%

Portfolio turnover rate ..........................        48.57%        66.57%        67.65%        50.64%         38.70%

Portfolio turnover rate excluding mortgage dollar
 rolls(b) ........................................        39.91%        52.35%        53.25%        49.88%         36.37%

(a)   Based on average daily shares outstanding.

(b)   See Note 1(e) regarding mortgage dollar rolls.

(c)   Amount is less than $0.01 per share.

(d) Effective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share ...................................     $(0.01)
Net realized and unrealized losses per share ......................      (0.01)
Ratio of net investment income to average net assets ..............      (0.13)%

Per share data and ratios for prior years have not been restated to reflect this change in accounting policy.


22 | See notes to financial statements. | Annual Report

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS, APRIL 30, 2005

---------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN STRATEGIC INCOME FUND                                           COUNTRY          SHARES                VALUE
---------------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS 0.0%(a)
       COMMUNICATIONS 0.0%(a)
    (b)USA Mobility Inc. .................................................   United States             9,850      $       294,909
                                                                                                                  ---------------
       PRODUCER MANUFACTURING 0.0%(a)
    (b)Cambridge Industries Liquidating Trust Interest ...................   United States           516,372                2,582
    (b)VS Holdings .......................................................   United States            64,666                   --
                                                                                                                  ---------------
                                                                                                                            2,582
                                                                                                                  ---------------
       TOTAL COMMON STOCKS (COST $70,924).................................                                                297,491
                                                                                                                  ---------------
       CONVERTIBLE PREFERRED STOCKS 0.9%
       CONSUMER DURABLES 0.2%
       Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd. .................   United States            50,000            1,947,500
                                                                                                                  ---------------
       ELECTRONIC TECHNOLOGY 0.2%
       Northrop Grumman Corp., 7.00%, cvt. pfd., B .......................   United States            20,000            2,490,000
                                                                                                                  ---------------
       INDUSTRIAL SERVICES 0.2%
       Allied Waste Industries Inc., 6.25%, cvt. pfd. ....................   United States            47,000            2,183,620
                                                                                                                  ---------------
       PROCESS INDUSTRIES 0.3%
       Huntsman Corp., 5.00%, cvt. pfd. ..................................   United States            63,800            2,989,349
                                                                                                                  ---------------
       TOTAL CONVERTIBLE PREFERRED STOCKS (COST $10,424,486)..............                                              9,610,469
                                                                                                                  ---------------

                                                                                             -------------------
                                                                                             PRINCIPAL AMOUNT(f)
                                                                                             -------------------

(c),(d)SENIOR FLOATING RATE INTERESTS 4.7%
       Alaska Communications Systems Holdings Inc., Term Loan, 5.093%,
        2/01/12 ..........................................................   United States   $     3,100,000            3,131,000
       Constellation Brands Inc., Term Loan B, 4.563 - 5.188%,
        12/22/11 .........................................................   United States         4,237,250            4,279,292
       Fidelity National Information Services Inc., Term Loan B, 4.66%,
        3/08/13 ..........................................................   United States         4,717,500            4,705,706
       Jean Coutu Group (PJC) Inc., Term Loan B, 5.375 - 5.50%,
        7/31/11 ..........................................................      Canada             2,393,985            2,433,447
    (e)Macerich Co., Interim Facility, 6.60%, 3/31/06 ....................   United States         1,230,000            1,231,538
       Maguire Properties Inc., Term Loan B, 4.621%, 3/15/10 .............   United States         3,700,000            3,715,355
       Mission Broadcasting Inc., Term Loan B, 4.87%, 10/01/2012 .........   United States         2,009,158            2,023,389
       Nexstar Broadcasting Group Inc., Term Loan B, 4.87%,
        10/01/12 .........................................................   United States         2,120,842            2,135,864
       Novelis Corp. (U.S.), Term Loan, 4.50%, 1/09/12 ...................   United States         1,838,676            1,861,549
       Novelis Inc. (CAD), Term Loan, 4.50%, 1/09/12 .....................      Canada             1,058,632            1,071,801
       Pacificare Health Systems Inc., Term Loan B, 4.25 - 4.938%,
        12/13/10 .........................................................   United States         5,087,250            5,131,763
       R.H. Donnelley Inc., Term Loan D, 4.70 - 4.88%, 6/30/11............   United States         5,019,521            5,089,112
       Regal Cinemas Inc., Term Loan B, 4.843%, 11/10/10 .................   United States         5,079,635            5,160,366
    (e)Sealy Mattress Co., Term Loan D, 4.73 - 6.50%, 4/06/12 ............   United States         1,511,814            1,520,632


                                                              Annual Report | 23

FRANKLIN STRATEGIC SERIES

---------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN STRATEGIC INCOME FUND                                           COUNTRY      PRINCIPAL AMOUNT(f)       VALUE
---------------------------------------------------------------------------------------------------------------------------------
(c),(d)SENIOR FLOATING RATE INTERESTS (CONT.)
    (e)Stile Acquisition Corp., Term Loan, 5.14 - 5.21%, 4/05/13 .........      Canada       $     1,973,319      $     1,976,404
    (e)Stile U.S. Acquisition Corp., Term Loan, 5.14 - 5.21%, 4/05/13.....   United States         1,976,681            1,979,770
       UPC Financing Partnership, Term Loan H2, 5.752%, 9/30/12 ..........    Netherlands          3,700,000            3,705,813
                                                                                                                  ---------------
       TOTAL SENIOR FLOATING RATE INTERESTS (COST $51,158,137) ...........                                             51,152,801
                                                                                                                  ---------------
       BONDS 42.2%
       COMMERCIAL SERVICES 0.9%
       JohnsonDiversey Holdings Inc., senior disc. note, zero cpn. to
        5/17/07, 10.67% thereafter, 5/15/13 ..............................   United States         1,800,000            1,431,000
       JohnsonDiversey Inc., senior sub. note, B, 9.625%, 5/15/12 ........   United States         3,000,000            3,060,000
       Lamar Media Corp., senior sub. note, 7.25%, 1/01/13 ...............   United States         5,000,000            5,175,000
                                                                                                                  ---------------
                                                                                                                        9,666,000
                                                                                                                  ---------------
       COMMUNICATIONS 4.4%
       Dobson Cellular Systems Inc., secured note, 144A, 9.875%,
        11/01/12 .........................................................   United States         4,500,000            4,567,500
       Inmarsat Finance PLC, senior note, 7.625%, 6/30/12 ................  United Kingdom         4,000,000            4,120,000
       Intelsat Bermuda Ltd., senior note, 144A, 8.25%, 1/15/13 ..........      Bermuda            2,400,000            2,430,000
       Intelsat Ltd., senior note, 6.50%, 11/01/13 .......................      Bermuda            2,500,000            1,993,750
       MCI Inc., senior note, 6.908%, 5/01/07 ............................   United States         1,385,000            1,409,237
       MCI Inc., senior note, 7.688%, 5/01/09 ............................   United States         2,000,000            2,070,000
       MCI Inc., senior note, 8.735%, 5/01/14 ............................   United States         1,187,000            1,287,895
       Millicom International Cellular SA, senior note, 10.00%,
        12/01/13 .........................................................    Luxembourg           5,000,000            4,887,500
       Nextel Communications Inc., senior note, 7.375%, 8/01/15 ..........   United States         5,500,000            5,885,000
       Qwest Communications International Inc., senior note, 144A,
        8.00%, 2/15/14 ...................................................   United States         6,000,000            5,670,000
       Rogers Wireless Communications Inc., senior secured note, 7.25%,
        12/15/12 .........................................................      Canada             5,000,000            5,137,500
       Time Warner Telecom Holdings Inc., senior note, 9.25%, 2/15/14 ....   United States         2,800,000            2,562,000
       Time Warner Telecom Holdings Inc., senior note, 144A, 9.25%,
        2/15/14 ..........................................................   United States         1,200,000            1,098,000
       Verizon New York Inc., senior deb., A, 6.875%, 4/01/12 ............   United States         5,000,000            5,484,195
                                                                                                                  ---------------
                                                                                                                       48,602,577
                                                                                                                  ---------------
       CONSUMER DURABLES 1.2%
       D.R. Horton Inc., senior note, 8.50%, 4/15/12 .....................   United States         5,500,000            6,040,672
       Ford Motor Credit Co., 7.25%, 10/25/11 ............................   United States         3,000,000            2,776,365
       William Lyon Homes Inc., senior note, 7.625%, 12/15/12 ............   United States         4,500,000            4,140,000
                                                                                                                  ---------------
                                                                                                                       12,957,037
                                                                                                                  ---------------
       CONSUMER NON-DURABLES 1.5%
       Rayovac Corp., senior sub. note, 144A, 7.375%, 2/01/15 ............   United States         5,500,000            5,362,500
       Smithfield Foods Inc., senior note, 7.00%, 8/01/11 ................   United States         2,800,000            2,877,000
       Smithfield Foods Inc., senior note, 7.75%, 5/15/13 ................   United States         2,700,000            2,902,500
       Tyson Foods Inc., senior note, 8.25%, 10/01/11 ....................   United States         4,000,000            4,703,020
                                                                                                                  ---------------
                                                                                                                       15,845,020
                                                                                                                  ---------------


24 | Annual Report

FRANKLIN STRATEGIC SERIES

---------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN STRATEGIC INCOME FUND                                           COUNTRY      PRINCIPAL AMOUNT(f)       VALUE
---------------------------------------------------------------------------------------------------------------------------------
       BONDS (CONT.)
       CONSUMER SERVICES 10.1%
       Advanstar Communications Inc., senior secured note, 10.75%,
        8/15/10 ..........................................................   United States   $     3,500,000      $     3,850,000
       Boyd Gaming Corp., senior sub. note, 6.75%, 4/15/14 ...............   United States         5,000,000            4,950,000
       Cablevision Systems Corp., senior note, 144A, 8.00%, 4/15/12 ......   United States         2,500,000            2,506,250
       CanWest Media Inc., senior note, B, 7.625%, 4/15/13 ...............      Canada             2,000,000            2,105,120
       CanWest Media Inc., senior sub. note, 10.625%, 5/15/11 ............      Canada             2,000,000            2,180,000
       Cendant Corp., senior note, 7.375%, 4/15/13 .......................   United States         4,000,000            4,523,752
    (g)Century Communications Corp., senior disc. note, B, zero cpn.,
        1/15/08 ..........................................................   United States         3,000,000            1,740,000
       Charter Communications Holdings II, senior note, 10.25%,
        9/15/10 ..........................................................   United States         5,000,000            5,018,750
       Charter Communications Holdings LLC, senior disc. note, 9.92%,
        4/01/11 ..........................................................   United States         1,000,000              710,000
       Clear Channel Communications Inc., senior note, 5.75%,
        1/15/13 ..........................................................   United States         5,500,000            5,373,335
       Cox Communications Inc., 144A, 5.45%, 12/15/14 ....................   United States         5,000,000            4,990,430
       CSC Holdings Inc., senior deb., 7.625%, 7/15/18 ...................   United States         3,500,000            3,482,500
       Dex Media East LLC, senior sub. note, B, 12.125%, 11/15/12 ........   United States         1,321,000            1,560,431
       Dex Media West LLC, senior sub. note, 9.875%, 8/15/13 .............   United States         3,500,000            3,902,500
       DIRECTV Holdings LLC, senior note, 8.375%, 3/15/13 ................   United States         4,000,000            4,350,000
       EchoStar DBS Corp., senior note, 6.375%, 10/01/11 .................   United States         5,000,000            4,962,500
       Emmis Operating Co., senior sub. note, 6.875%, 5/15/12 ............   United States         4,500,000            4,466,250
       Harrah's Operating Co. Inc., senior note, 5.50%, 7/01/10 ..........   United States         4,500,000            4,606,290
       Interactive Corp., 7.00%, 1/15/13 .................................   United States         4,500,000            4,784,765
       Lighthouse International Co. SA, senior note, 144A, 8.00%,
        4/30/14 ..........................................................       Italy             4,000,000 EUR        5,114,053
       LIN Television Corp., senior sub. note, 6.50%, 5/15/13 ............   United States         2,500,000            2,406,250
       LIN Television Corp., senior sub. note, 144A, 6.50%, 5/15/13 ......   United States         2,500,000            2,406,250
       Marquee Inc., senior note, 144A, 8.625%, 8/15/12 ..................   United States         4,000,000            4,170,000
       News America Inc., 5.30%, 12/15/14 ................................   United States         5,000,000            5,017,725
       Park Place Entertainment Corp., senior sub. note, 9.375%,
        2/15/07 ..........................................................   United States         3,000,000            3,213,750
       Pinnacle Entertainment Inc., senior sub. note, 8.75%, 10/01/13.....   United States         4,500,000            4,545,000
       Quebecor Media Inc., senior disc. note, zero cpn. to 7/15/06,
        13.75% thereafter, 7/15/11 .......................................      Canada             3,000,000            2,962,500
       Royal Caribbean Cruises Ltd., senior deb., 7.25%, 3/15/18 .........   United States         5,500,000            5,802,500
       Station Casinos Inc., senior note, 6.00%, 4/01/12 .................   United States         1,200,000            1,197,000
       Station Casinos Inc., senior sub. note, 6.50%, 2/01/14 ............   United States         1,000,000            1,002,500
       Station Casinos Inc., senior sub. note, 6.875%, 3/01/16 ...........   United States         3,300,000            3,349,500
                                                                                                                  ---------------
                                                                                                                      111,249,901
                                                                                                                  ---------------
       ELECTRONIC TECHNOLOGY 1.6%
       Flextronics International Ltd., senior sub. note, 6.50%, 5/15/13 ..     Singapore             900,000              864,000
       Flextronics International Ltd., senior sub. note, 6.25%, 11/15/14..     Singapore           4,100,000            3,813,000
       L-3 Communications Corp., senior sub. note, 5.875%, 1/15/15 .......   United States         5,500,000            5,266,250
       Sanmina-SCI Corp., sub. note, 144A, 6.75%, 3/01/13 ................   United States         2,500,000            2,250,000
       Xerox Corp., senior note, 7.125%, 6/15/10 .........................   United States         5,500,000            5,788,750
                                                                                                                  ---------------
                                                                                                                       17,982,000
                                                                                                                  ---------------


                                                              Annual Report | 25

FRANKLIN STRATEGIC SERIES

---------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN STRATEGIC INCOME FUND                                           COUNTRY      PRINCIPAL AMOUNT(f)       VALUE
---------------------------------------------------------------------------------------------------------------------------------
       BONDS (CONT.)
       ENERGY MINERALS 2.3%
       Chesapeake Energy Corp., senior note, 144A, 6.375%, 6/15/15 .......   United States   $     6,000,000      $     5,910,000
       Kerr McGee Corp., 6.95%, 7/01/24 ..................................   United States         4,000,000            3,695,656
       Markwest Energy Partners LP, senior note, 144A, 6.875%,
        11/01/14 .........................................................   United States         4,500,000            4,432,500
       Peabody Energy Corp., senior note, B, 6.875%, 3/15/13 .............   United States         5,000,000            5,200,000
       Plains Exploration & Production Co., senior note, 7.125%,
        6/15/14 ..........................................................   United States         5,500,000            5,747,500
                                                                                                                  ---------------
                                                                                                                       24,985,656
                                                                                                                  ---------------
       FINANCE 0.5%
       JP Morgan Chase & Co., sub. note, 5.75%, 1/02/13 ..................   United States         5,000,000            5,293,210
                                                                                                                  ---------------
       HEALTH SERVICES 2.1%
       Davita Inc., senior sub. note, 144A, 7.25%, 3/15/15 ...............   United States         5,000,000            4,887,500
       Fresenius Medical Care Capital Trust II, 7.875%, 2/01/08 ..........      Germany            5,500,000            5,733,750
       Tenet Healthcare Corp., senior note, 6.375%, 12/01/11 .............   United States         5,500,000            5,142,500
       United Surgical Partners International Inc., senior sub.
        note, 10.00%, 12/15/11 ...........................................   United States         3,000,000            3,315,000
       Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%,
        10/01/14 .........................................................   United States         4,500,000            4,713,750
                                                                                                                  ---------------
                                                                                                                       23,792,500
                                                                                                                  ---------------
       INDUSTRIAL SERVICES 1.6%
       Allied Waste North America Inc., senior secured note, 6.50%,
        11/15/10 .........................................................   United States         4,000,000            3,780,000
       Grant Prideco Escrow, senior note, 9.00%, 12/15/09 ................   United States         4,500,000            4,927,500
       Hanover Equipment Trust 01, senior secured note, B, 8.75%,
        9/01/11 ..........................................................   United States         4,500,000            4,741,875
       URS Corp., senior note, 11.50%, 9/15/09 ...........................   United States         4,000,000            4,540,000
                                                                                                                  ---------------
                                                                                                                       17,989,375
                                                                                                                  ---------------
       NON-ENERGY MINERALS 0.8%
       Glencore Funding LLC, 144A, 6.00%, 4/15/14 ........................   United States         4,000,000            3,795,140
       Novelis Inc., senior note, 144A, 7.25%, 2/15/15 ...................      Canada             5,000,000            4,862,500
                                                                                                                  ---------------
                                                                                                                        8,657,640
                                                                                                                  ---------------
       PROCESS INDUSTRIES 4.6%
       Abitibi-Consolidated Inc., senior note, 8.375%, 4/01/15 ...........      Canada             5,500,000            5,046,250
       Crown European Holdings SA, senior secured note, 10.875%,
        3/01/13 ..........................................................   United States         5,000,000            5,737,500
       Crystal U.S. Holdings, senior sub. note, 9.625%, 6/15/14 ..........   United States         5,000,000            5,537,500
       Georgia-Pacific Corp., senior note, 9.375%, 2/01/13 ...............   United States         5,000,000            5,593,750
       JSG Funding PLC, senior sub. note, 144A, 7.75%, 4/01/15 ...........      Ireland            4,600,000            3,841,000
       Lyondell Chemical Co., senior secured note, B, 9.875%, 5/01/07.....   United States           999,000            1,028,970
       Nalco Co., senior sub. note, 8.875%, 11/15/13 .....................   United States         6,000,000            6,180,000
       Owens-Brockway Glass Container Inc., senior note, 144A, 6.75%,
        12/01/14 .........................................................   United States         4,500,000            4,410,000
       PQ Corp., senior sub. note, 144A, 7.50%, 2/15/13 ..................   United States         4,000,000            3,900,000


26 | Annual Report

FRANKLIN STRATEGIC SERIES

---------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN STRATEGIC INCOME FUND                                           COUNTRY      PRINCIPAL AMOUNT(f)       VALUE
---------------------------------------------------------------------------------------------------------------------------------
       BONDS (CONT.)
       PROCESS INDUSTRIES (CONT.)
       Rhodia SA, senior note, 10.25%, 6/01/10 ...........................      France       $     5,000,000      $     5,325,000
       Stone Container Corp., senior note, 8.375%, 7/01/12 ...............   United States         4,000,000            3,970,000
                                                                                                                  ---------------
                                                                                                                       50,569,970
                                                                                                                  ---------------
       PRODUCER MANUFACTURING 2.9%
       Case New Holland Inc., senior note, 144A, 9.25%, 8/01/11 ..........   United States         5,500,000            5,702,500
       Cummins Inc., senior note, 9.50%, 12/01/10 ........................   United States         3,000,000            3,240,000
       Invensys PLC, senior note, 144A, 9.875%, 3/15/11 ..................   United Kingdom        4,000,000            3,980,000
       Fimep SA, senior note, 10.50%, 2/15/13 ............................      France             4,000,000            4,520,000
       Milacron Escrow Corp., senior secured note, 11.50%, 5/15/11 .......   United States         3,500,000            3,762,500
       Nortek Inc., senior sub. note, 8.50%, 9/01/14 .....................   United States         4,500,000            4,005,000
       TRW Automotive Inc., senior note, 9.375%, 2/15/13 .................   United States         6,000,000            6,240,000
                                                                                                                  ---------------
                                                                                                                       31,450,000
                                                                                                                  ---------------
       REAL ESTATE DEVELOPMENT 0.8%
       EOP Operating LP, 4.75%, 3/15/14 ..................................   United States         5,000,000            4,809,250
       Forest City Enterprises Inc., senior note, 7.625%, 6/01/15 ........   United States         3,500,000            3,710,000
                                                                                                                  ---------------
                                                                                                                        8,519,250
                                                                                                                  ---------------
       REAL ESTATE INVESTMENT TRUSTS 0.5%
       Host Marriott LP, senior note, 9.25%, 10/01/07 ....................   United States         4,000,000            4,300,000
       Host Marriott LP, senior note, 7.00%, 8/15/12 .....................   United States         1,500,000            1,522,500
                                                                                                                  ---------------
                                                                                                                        5,822,500
                                                                                                                  ---------------
       RETAIL TRADE 0.6%
       Leslie's Poolmart, senior note, 144A, 7.75%, 2/01/13 ..............   United States         2,400,000            2,388,000
       Rite Aid Corp., senior note, 9.25%, 6/01/13 .......................   United States         4,000,000            3,740,000
                                                                                                                  ---------------
                                                                                                                        6,128,000
                                                                                                                  ---------------
       TECHNOLOGY SERVICES 0.4%
       UGS Corp., senior sub. note, 144A, 10.00%, 6/01/12 ................   United States         4,500,000            4,837,500
                                                                                                                  ---------------
       TRANSPORTATION 0.8%
       CP Ships Ltd., senior note, 10.375%, 7/15/12 ......................      Canada             3,500,000            3,946,250
       Laidlaw International Inc., senior note, 10.75%, 6/15/11 ..........   United States         4,000,000            4,580,000
                                                                                                                  ---------------
                                                                                                                        8,526,250
                                                                                                                  ---------------
       UTILITIES 4.6%
       Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/12 .............   United States         5,500,000            5,885,000
       Calpine Corp., senior secured note, 144A, 8.50%, 7/15/10 ..........   United States         6,500,000            4,550,000
       Centerpoint Energy Inc., senior note, 6.85%, 6/01/15 ..............   United States         3,000,000            3,339,888
       Centerpoint Energy Inc., senior note, B, 7.25%, 9/01/10 ...........   United States         2,000,000            2,205,556
       Dynegy Holdings Inc., senior secured note, 144A, 10.125%,
        7/15/13 ..........................................................   United States         5,500,000            5,692,500
       El Paso Corp., senior note, 7.875%, 6/15/12 .......................   United States         2,500,000            2,456,250
       El Paso Natural Gas Co., senior note, A, 7.625%, 8/01/10 ..........   United States         4,500,000            4,724,226
       Midwest Generation LLC, senior secured note, 8.75%, 5/01/34 .......   United States         3,500,000            3,832,500


                                                              Annual Report | 27

FRANKLIN STRATEGIC SERIES

---------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN STRATEGIC INCOME FUND                                           COUNTRY      PRINCIPAL AMOUNT(f)       VALUE
---------------------------------------------------------------------------------------------------------------------------------
       BONDS (CONT.)
       UTILITIES (CONT.)
       Pacific Gas & Electric Co., first mortgage, 4.20%, 3/01/11 ........   United States   $     4,500,000      $     4,403,516
       Texas Genco LLC, senior note, 144A, 6.875%, 12/15/14 ..............   United States         5,000,000            4,925,000
       TXU Corp., 144A, 5.55%, 11/15/14 ..................................   United States         5,000,000            4,828,515
       Utilicorp United Inc., senior note, 9.95%, 2/01/11 ................   United States         3,500,000            3,832,500
                                                                                                                  ---------------
                                                                                                                       50,675,451
                                                                                                                  ---------------
       TOTAL BONDS (COST $461,286,318)....................................                                            463,549,837
                                                                                                                  ---------------
       CONVERTIBLE BONDS 0.4%
       ELECTRONIC TECHNOLOGY 0.4%
       Fairchild Semiconductor Corp., cvt., 5.00%, 11/01/08 ..............   United States         2,000,000            1,977,500
       Liberty Media Corp. into Motorola, cvt., senior deb., 3.50%,
        1/15/31 ..........................................................   United States         3,000,000            2,351,250
                                                                                                                  ---------------
       TOTAL CONVERTIBLE BONDS (COST $4,508,719)..........................                                              4,328,750
                                                                                                                  ---------------
       ASSET-BACKED SECURITIES 1.6%
       Chase Funding Mortgage Loan Asset-Backed Certificates, 2003-6,
        1A4, 4.499%, 8/25/30 .............................................   United States         3,500,000            3,482,799
       Citifinancial Mortgage Securities Inc., 2003-1, AF3, 4.001%,
        1/25/33 ..........................................................   United States         1,000,000              999,435
       Countrywide Asset-Backed Certificates, 2004-7, AF4, 4.774%,
        8/25/32 ..........................................................   United States           725,000              721,159
       Keystone Owner Trust, 1997-P3, M2, 144A, 7.98%, 12/25/24 ..........   United States           317,202              316,551
       Morgan Stanley Auto Loan Trust, 2003-HB1, D, 144A, 5.50%,
        4/15/11 ..........................................................   United States           874,119              866,341
       Morgan Stanley Capital I, 2004-IQ7, A4, 5.434%, 6/15/38 ...........   United States         7,000,000            7,314,670
       Residential Asset Securities Corp., 1999-KS1, AI8, 6.32%,
        4/25/30 ..........................................................   United States           345,205              347,453
       Residential Asset Securities Corp., 2004-KS1, AI4, 4.213%,
        4/25/32 ..........................................................   United States           750,000              746,836
       Residential Funding Mortgage Securities II, 2005-HI1, A4, 4.70%,
        8/25/34 ..........................................................   United States         1,400,000            1,389,719
       Wells Fargo Home Equity Trust, 2004-2, A15, 4.89%, 11/25/28........   United States         1,730,000            1,737,327
                                                                                                                  ---------------
       TOTAL ASSET-BACKED SECURITIES (COST $17,840,435)...................                                             17,922,290
                                                                                                                  ---------------
       MORTGAGE-BACKED SECURITIES 9.5%
       FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 4.2%
       FHLMC Gold 15 Year, 4.50%, 10/01/18 - 9/01/19 .....................   United States        10,063,562            9,976,054
       FHLMC Gold 15 Year, 5.00%, 12/01/17 - 9/01/19 .....................   United States        10,908,109           11,003,233
       FHLMC Gold 15 Year, 5.50%, 7/01/17 - 2/01/19 ......................   United States         2,163,007            2,217,910
       FHLMC Gold 15 Year, 6.50%, 4/01/11 ................................   United States             2,185                2,277
       FHLMC Gold 15 Year, 7.00%, 1/01/09 - 9/01/11 ......................   United States             4,019                4,218
       FHLMC Gold 30 Year, 5.00%, 3/01/34 - 4/01/35 ......................   United States         9,717,960            9,631,552
    (e)FHLMC Gold 30 Year, 5.50%, 5/01/33 - 9/01/34 ......................   United States         5,526,864            5,592,638
       FHLMC Gold 30 Year, 6.00%, 8/01/34 ................................   United States         6,275,117            6,446,820
       FHLMC Gold 30 Year, 6.50%, 10/01/21 - 5/01/31 .....................   United States           807,264              841,905
       FHLMC Gold 30 Year, 7.00%, 9/01/21 - 8/01/32 ......................   United States           518,514              547,825
       FHLMC Gold 30 Year, 7.50%, 4/01/24 - 1/01/31 ......................   United States           101,972              109,504


28 | Annual Report

FRANKLIN STRATEGIC SERIES

---------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN STRATEGIC INCOME FUND                                           COUNTRY      PRINCIPAL AMOUNT(f)       VALUE
---------------------------------------------------------------------------------------------------------------------------------
       MORTGAGE-BACKED SECURITIES (CONT.)
       FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE (CONT.)
       FHLMC Gold 30 Year, 8.00%, 11/01/25 - 1/01/26 .....................   United States   $         2,344      $         2,558
       FHLMC Gold 30 Year, 9.00%, 12/01/24 ...............................   United States               866                  958
                                                                                                                  ---------------
                                                                                                                       46,377,452
                                                                                                                  ---------------
       FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 2.9%
       FNMA 15 Year, 4.50%, 3/01/20 ......................................   United States         2,189,982            2,168,978
       FNMA 15 Year, 5.00%, 1/01/18 - 6/01/18 ............................   United States         3,357,361            3,387,795
       FNMA 15 Year, 5.50%, 3/01/14 - 6/01/14 ............................   United States           652,643              669,436
       FNMA 15 Year, 6.00%, 4/01/13 - 10/01/16 ...........................   United States           527,202              546,889
       FNMA 15 Year, 6.50%, 2/01/09 - 6/01/13 ............................   United States            65,412               68,303
       FNMA 15 Year, 7.50%, 10/01/07 - 10/01/14 ..........................   United States            45,477               47,927
       FNMA 30 Year, 5.00%, 4/01/34 - 5/01/34 ............................   United States         2,355,099            2,336,139
       FNMA 30 Year, 5.50%, 9/01/33 - 12/01/34 ...........................   United States        11,906,063           12,034,919
       FNMA 30 Year, 6.00%, 6/01/34 - 12/01/34 ...........................   United States         6,654,270            6,839,160
       FNMA 30 Year, 6.50%, 1/01/24 - 8/01/32 ............................   United States         2,889,627            3,011,236
       FNMA 30 Year, 7.00%, 5/01/24 - 7/01/32 ............................   United States           690,421              730,967
       FNMA 30 Year, 7.50%, 10/01/26 - 10/01/29 ..........................   United States            86,344               92,624
       FNMA 30 Year, 8.00%, 1/01/25 - 1/01/27 ............................   United States            42,020               45,830
       FNMA 30 Year, 8.50%, 7/01/25 ......................................   United States             3,127                3,424
       FNMA 30 Year, 9.00%, 5/01/25 ......................................   United States             1,737                1,917
                                                                                                                  ---------------
                                                                                                                       31,985,544
                                                                                                                  ---------------
       FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 0.4%
    (d)FNMA 30 Year, 4.65%, 12/01/34 .....................................   United States         3,921,343            3,950,973
                                                                                                                  ---------------
       GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE 2.0%
       GNMA I SF, 5.00%, 6/15/34 - 7/15/34 ...............................   United States         2,372,422            2,371,791
       GNMA I SF, 5.50%, 2/15/33 - 9/15/34 ...............................   United States         7,197,120            7,331,848
       GNMA I SF, 6.00%, 1/15/33 .........................................   United States           759,323              784,153
       GNMA I SF, 6.50%, 3/15/24 - 3/15/32 ...............................   United States           754,631              790,905
       GNMA I SF, 7.00%, 7/15/08 - 7/15/31 ...............................   United States           226,865              237,676
       GNMA I SF, 7.50%, 9/15/23 - 5/15/27 ...............................   United States            57,791               62,201
       GNMA I SF, 8.00%, 2/15/25 - 9/15/27 ...............................   United States            44,712               48,531
       GNMA I SF, 8.50%, 8/15/24 - 7/15/26 ...............................   United States               805                  886
       GNMA I SF, 9.00%, 1/15/25 .........................................   United States             1,648                1,823
       GNMA I SF, 9.50%, 6/15/25 .........................................   United States             2,657                2,984
       GNMA II SF, 5.00%, 9/20/33 - 11/20/33 .............................   United States         3,292,870            3,287,731
       GNMA II SF, 5.50%, 6/20/34 ........................................   United States         1,830,646            1,862,453
       GNMA II SF, 6.00%, 11/20/34 .......................................   United States         1,875,958            1,934,071
       GNMA II SF, 6.50%, 7/20/28 - 12/20/31 .............................   United States         1,026,525            1,072,430
       GNMA II SF, 7.00%, 1/20/33 ........................................   United States         1,087,540            1,148,597
       GNMA II SF, 7.50%, 8/20/16 - 4/20/32 ..............................   United States           560,736              599,860
                                                                                                                  ---------------
                                                                                                                       21,537,940
                                                                                                                  ---------------
       TOTAL MORTGAGE-BACKED SECURITIES (COST $103,875,245) ..............                                            103,851,909
                                                                                                                  ---------------
       U.S. GOVERNMENT AND AGENCIES SECURITIES 5.5%
       FHLMC, 6.00%, 6/15/11 .............................................   United States         4,900,000            5,328,598
       FNMA, 3.00%, 8/15/07 ..............................................   United States         2,500,000            2,449,970


                                                              Annual Report | 29

FRANKLIN STRATEGIC SERIES

---------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN STRATEGIC INCOME FUND                                           COUNTRY      PRINCIPAL AMOUNT(f)       VALUE
---------------------------------------------------------------------------------------------------------------------------------
       U.S. GOVERNMENT AND AGENCY SECURITIES (CONT.)
       FNMA, 3.25%, 1/15/08 ..............................................   United States   $     2,100,000      $     2,060,747
       FNMA, 4.25%, 5/15/09 ..............................................   United States           400,000              401,758
       FNMA, 5.25%, 1/15/09 ..............................................   United States         7,100,000            7,376,864
       FNMA, 6.625%, 11/15/10 ............................................   United States         1,850,000            2,060,332
       U.S. Treasury Bond, 4.875%, 2/15/12 ...............................   United States         4,000,000            4,203,596
       U.S. Treasury Note, 2.375%, 8/15/06 ...............................   United States         2,000,000            1,972,422
       U.S. Treasury Note, 3.00%, 12/31/06 ...............................   United States         2,000,000            1,981,330
       U.S. Treasury Note, 3.00%, 11/15/07 ...............................   United States         5,500,000            5,410,196
       U.S. Treasury Note, 3.00%, 2/15/08 ................................   United States         3,500,000            3,434,102
       U.S. Treasury Note, 3.125%, 5/15/07 ...............................   United States         4,500,000            4,455,004
       U.S. Treasury Note, 3.375%, 10/15/09 ..............................   United States           500,000              490,118
       U.S. Treasury Note, 3.50%, 12/15/09 ...............................   United States         4,500,000            4,429,512
       U.S. Treasury Note, 4.00%, 11/15/12 ...............................   United States         1,850,000            1,848,990
       U.S. Treasury Note, 4.25%, 8/15/13 ................................   United States         4,500,000            4,537,620
       U.S. Treasury Note, 4.375%, 8/15/12 ...............................   United States         2,600,000            2,660,533
       U.S. Treasury Note, 5.00%, 8/15/11 ................................   United States         2,100,000            2,217,716
       U.S. Treasury Note, 5.625%, 5/15/08 ...............................   United States         3,000,000            3,161,487
                                                                                                                  ---------------
       TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
        (COST $60,520,241) ...............................................                                             60,480,895
                                                                                                                  ---------------

       FOREIGN GOVERNMENT AND AGENCY SECURITIES 30.8%
    (d)Republic of Argentina, FRN, 3.01%, 8/03/12 ........................     Argentina          19,078,000           15,982,900
       New South Wales Treasury Corp., 6.50%, 5/01/06 ....................     Australia           6,350,000 AUD        5,005,176
       New South Wales Treasury Corp., 8.00%, 3/01/08 ....................     Australia           4,910,000 AUD        4,075,567
       New South Wales Treasury Corp., 6.00%, 5/01/12 ....................     Australia             640,000 AUD          511,202
       Queensland Treasury Corp., 6.50%, 6/14/05 .........................     Australia           1,180,000 AUD          921,899
       Queensland Treasury Corp., 6.00%, 7/14/09 .........................     Australia           3,120,000 AUD        2,484,124
       Queensland Treasury Corp., 6.00%, 8/14/13 .........................     Australia           3,530,000 AUD        2,840,301
       Queensland Treasury Corp., 6.00%, 10/14/15 ........................     Australia           2,550,000 AUD        2,052,383
       Republic of Austria, 4.00%, 7/15/09 ...............................      Austria              520,000 EUR          703,607
       Republic of Austria, 5.00%, 7/15/12 ...............................      Austria              190,000 EUR          273,559
       Republic of Austria, 4.65%, 1/15/18 ...............................      Austria            1,500,000 EUR        2,130,534
       Kingdom of Belgium, 4.75%, 9/28/06 ................................      Belgium              260,000 EUR          346,313
       Kingdom of Belgium, 5.00%, 9/28/12 ................................      Belgium              970,000 EUR        1,396,714
    (d)Republic of Brazil, FRN, 3.125%, 4/15/12 ..........................      Brazil               494,124              463,241
    (d)Republic of Brazil, FRN, 3.125%, 4/15/12 ..........................      Brazil             5,081,242            4,782,155
       Government of Canada, 3.00%, 6/01/06 ..............................      Canada            11,580,000 CAD        9,219,198
       Government of Canada, 3.25%, 12/01/06 .............................      Canada            14,000,000 CAD       11,172,751
       Government of Canada, 6.00%, 6/01/11 ..............................      Canada               593,000 CAD          525,571
       Government of Canada, 5.25%, 6/01/12 ..............................      Canada               250,000 CAD          214,095
       Kingdom of Denmark, 5.00%, 8/15/05 ................................      Denmark            4,070,000 DKK          708,390
       Kingdom of Denmark, 3.00%, 11/15/06 ...............................      Denmark            4,400,000 DKK          769,628
       Kingdom of Denmark, 6.00%, 11/15/09 ...............................      Denmark            4,020,000 DKK          791,632
       Kingdom of Denmark, 5.00%, 11/15/13 ...............................      Denmark           10,970,000 DKK        2,136,467
       Government of Finland, 5.00%, 7/04/07 .............................      Finland              830,000 EUR        1,128,562
       Government of Finland, 5.75%, 2/23/11 .............................      Finland              150,000 EUR          221,864
       Government of France, 4.00%, 4/25/13 ..............................      France             2,000,000 EUR        2,709,758


30 | Annual Report

FRANKLIN STRATEGIC SERIES

---------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN STRATEGIC INCOME FUND                                           COUNTRY      PRINCIPAL AMOUNT(f)       VALUE
---------------------------------------------------------------------------------------------------------------------------------
       FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONT.)
       Federal Republic of Germany, 3.75%, 1/04/09 .......................      Germany            1,380,000 EUR  $     1,847,794
       Federal Republic of Germany, 4.50%, 7/04/09 .......................      Germany            1,674,000 EUR        2,306,927
       Hellenic Republic, 4.65%, 4/19/07 .................................      Greece                50,000 EUR           67,177
       Hellenic Republic, 6.50%, 10/22/19 ................................      Greece               420,000 EUR          693,786
       Government of Hungary, 8.50%, 10/12/05 ............................      Hungary          847,360,000 HUF        4,324,343
       Government of Indonesia, 11.00%, 10/15/14 .........................     Indonesia       4,500,000,000 IDR          464,137
       Government of Indonesia, 10.00%, 7/15/17 ..........................     Indonesia      10,200,000,000 IDR          976,194
       Indonesia Recapital Bond, 14.00%, 6/15/09 .........................     Indonesia      10,425,000,000 IDR        1,218,973
       Indonesia Recapital Bond, 13.15%, 3/15/10 .........................     Indonesia      33,725,000,000 IDR        3,824,739
       Indonesia Recapital Bond, 14.25%, 6/15/13 .........................     Indonesia      44,760,000,000 IDR        5,366,993
       Indonesia Recapital Bond, 14.275%, 12/15/13 .......................     Indonesia      28,415,000,000 IDR        3,416,034
       Government of Italy, 5.00%, 5/01/08 ...............................       Italy               337,000 EUR          464,569
       Government of Italy, 4.50%, 5/01/09 ...............................       Italy               230,000 EUR          316,207
       Government of Malaysia, 4.305%, 2/27/09 ...........................     Malaysia           34,660,000 MYR        9,399,245
       Government of Malaysia, 4.032%, 9/15/09 ...........................     Malaysia           14,100,000 MYR        3,796,176
       United Mexican States, 9.875%, 2/01/10 ............................      Mexico             1,800,000            2,150,640
       United Mexican States, 8.375%, 1/14/11 ............................      Mexico             6,820,000            7,807,195
    (d)United Mexican States, FRN, 3.33%, 1/13/09 ........................      Mexico             2,230,000            2,261,220
       Government of Netherlands, 8.50%, 6/01/06 .........................    Netherlands          1,619,707 EUR        2,222,416
       Government of Netherlands, 5.75%, 2/15/07 .........................    Netherlands            210,000 EUR          286,684
       Government of Netherlands, 3.75%, 7/15/09 .........................    Netherlands            170,000 EUR          227,977
       Government of Netherlands, 5.00%, 7/15/12 .........................    Netherlands            220,000 EUR          316,611
       Government of Netherlands, 4.25%, 7/15/13 .........................    Netherlands            150,000 EUR          206,511
       Government of New Zealand, 6.50%, 2/15/06 .........................    New Zealand          1,060,000 NZD          774,638
       Government of New Zealand, 7.00%, 7/15/09 .........................    New Zealand         13,410,000 NZD       10,191,620
       Government of New Zealand, 6.00%, 11/15/11 ........................    New Zealand          2,691,000 NZD        1,981,241
       Government of New Zealand, 6.50%, 4/15/13 .........................    New Zealand          7,590,000 NZD        5,765,438
       Kingdom of Norway, 6.75%, 1/15/07 .................................      Norway            82,500,000 NOK       13,970,361
       Republic of Panama, 8.875%, 9/30/27 ...............................      Panama                20,000               22,637
       Republic of Panama, 9.375%, 4/01/29 ...............................      Panama               313,000              371,844
       Republic of Peru, 9.125%, 1/15/08 .................................       Peru                 10,000               10,995
       Republic of Peru, 9.875%, 2/06/15 .................................       Peru                480,000              565,711
    (d)Republic of Peru, FRN, 5.00%, 3/07/17 .............................       Peru              5,515,530            5,140,684
       Republic of Philippines, 9.875%, 3/16/10 ..........................    Philippines          1,500,000            1,661,550
       Republic of Philippines, 9.00%, 2/15/13 ...........................    Philippines         10,430,000           10,827,904
       Republic of Poland, 8.50%, 11/12/06 ...............................      Poland            18,100,000 PLN        5,674,655
       Republic of Poland, 8.50%, 5/12/07 ................................      Poland             7,900,000 PLN        2,510,895
       Republic of Poland, 6.00%, 5/24/09 ................................      Poland            44,600,000 PLN       13,582,557
       Republic of Poland, 6.25%, 10/24/15 ...............................      Poland             7,700,000 PLN        2,434,997


                                                              Annual Report | 31

FRANKLIN STRATEGIC SERIES

---------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN STRATEGIC INCOME FUND                                           COUNTRY      PRINCIPAL AMOUNT(f)       VALUE
---------------------------------------------------------------------------------------------------------------------------------
       FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONT.)
       Russian Federation, Reg S, 5.00% to 3/31/07, 7.50% thereafter,
        3/31/30 ..........................................................      Russia       $    10,388,000      $    11,054,910
    (h)Republic of Slovakia, Strip, 1/14/07 ..............................  Slovak Republic      301,600,000 SKK        9,436,274
       Republic of Slovakia, 4.80%, 4/14/09 ..............................  Slovak Republic       50,000,000 SKK        1,742,092
       Republic of Slovakia, 7.50%, 3/13/12 ..............................  Slovak Republic       96,000,000 SKK        3,891,110
       Korea Treasury Bond, 4.50%, 3/05/06 ...............................    South Korea      5,700,000,000 KRW        5,757,411
       Korea Treasury Bond, 4.50%, 9/03/06 ...............................    South Korea      2,000,000,000 KRW        2,027,444
       Korea Treasury Bond, 6.90%, 1/16/07 ...............................    South Korea      1,000,000,000 KRW        1,055,203
       Korea Treasury Bond, 3.75%, 9/10/07 ...............................    South Korea      1,100,000,000 KRW        1,103,185
       Korea Treasury Bond, 4.75%, 3/12/08 ...............................    South Korea     15,130,000,000 KRW       15,577,815
       Korea Treasury Bond, 4.50%, 9/09/08 ...............................    South Korea      1,250,000,000 KRW        1,280,768
       Government of Spain, 5.15%, 7/30/09 ...............................       Spain               590,000 EUR          834,023
       Government of Spain, 5.00%, 7/30/12 ...............................       Spain             1,670,000 EUR        2,403,578
       Government of Sweden, 3.50%, 4/20/06 ..............................      Sweden            35,000,000 SEK        4,969,195
       Government of Sweden, 8.00%, 8/15/07 ..............................      Sweden            15,300,000 SEK        2,412,136
       Government of Sweden, 5.00%, 1/28/09 ..............................      Sweden            45,000,000 SEK        6,823,304
       Government of Sweden, 5.50%, 10/08/12 .............................      Sweden            24,960,000 SEK        4,032,450
    (i)Government of Sweden, Index Linked, 3.50%, 12/01/15 ...............      Sweden            26,300,000 SEK        4,762,408
       Thailand Government Bond, 8.50%, 10/14/05 .........................     Thailand          494,000,000 THB       12,870,939
       Thailand Government Bond, 8.00%, 12/08/06 .........................     Thailand          244,700,000 THB        6,699,333
       Thailand Government Bond, 4.125%, 2/12/08 .........................     Thailand           51,000,000 THB        1,327,416
       Thailand Government Bond, 8.50%, 12/08/08 .........................     Thailand           41,000,000 THB        1,222,646
       Republic of Ukraine, 144A, 6.875%, 3/04/11 ........................      Ukraine            2,200,000            2,287,230
       Republic of Ukraine, 144A, 7.65%, 6/11/13 .........................      Ukraine            9,290,000           10,009,975
    (d)Republic of Ukraine, FRN, 6.365%, 8/05/09 .........................      Ukraine            5,550,000            5,973,465
       Republic of Venezuela, 10.75%, 9/19/13 ............................     Venezuela             700,000              784,000
       Republic of Venezuela, 9.25%, 9/15/27 .............................     Venezuela           2,326,000            2,291,691
    (d)Republic of Venezuela, FRN, 3.693%, 4/20/11 .......................     Venezuela          13,680,000           12,182,040
    (d)Socialist Republic of Vietnam, FRN, 4.0625%, 3/12/16 ..............      Vietnam            1,310,435            1,240,365
                                                                                                                  ---------------
       TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
        (COST $311,380,954)...............................................                                            339,070,272
                                                                                                                  ---------------
       TOTAL LONG TERM INVESTMENTS (COST $1,021,065,459)..................                                          1,050,264,714
                                                                                                                  ---------------
       SHORT TERM INVESTMENTS 3.2%
       FOREIGN GOVERNMENT SECURITIES 0.6%
    (h)Norwegian Treasury Bill, 6/15/05 ..................................      Norway             2,300,000 NOK          363,234
    (h)Norwegian Treasury Bill, 9/21/05 ..................................      Norway            25,500,000 NOK        4,006,676
    (h)Norwegian Treasury Bill, 12/21/05 .................................      Norway            13,100,000 NOK        2,046,162
                                                                                                                  ---------------
       TOTAL FOREIGN GOVERNMENT SECURITIES (COST $6,591,319) .............                                              6,416,072
                                                                                                                  ---------------
       TOTAL INVESTMENTS BEFORE MONEY FUND (COST $1,027,656,778) .........                                          1,056,680,786
                                                                                                                  ---------------


32 | Annual Report

FRANKLIN STRATEGIC SERIES

---------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN STRATEGIC INCOME FUND                                           COUNTRY            SHARES              VALUE
---------------------------------------------------------------------------------------------------------------------------------
       SHORT TERM INVESTMENTS (CONT.)
       MONEY FUND (COST $28,615,393) 2.6%
    (j)Franklin Institutional Fiduciary Trust Money Market Portfolio .....   United States        28,615,393      $    28,615,393
                                                                                                                  ---------------
       TOTAL INVESTMENTS (COST $1,056,272,171) 98.8% .....................                                          1,085,296,179
       OTHER ASSETS, LESS LIABILITIES 1.2% ...............................                                             13,492,532
                                                                                                                  ---------------
       NET ASSETS 100.0% .................................................                                        $ 1,098,788,711
                                                                                                                  ===============

SELECTED PORTFOLIO ABBREVIATIONS
FHLMC - Federal Home Loan Mortgage Corporation
FNMA  - Federal National Mortgage Association
FRN   - Floating Rate Notes
GNMA  - Government National Mortgage Association
LLC   - Limited Liability Corp.
LP    - Limited Partnership
PLC   - Public Limited Co.
SF    - Single Family

CURRENCY ABBREVIATIONS
AUD   - Australian Dollar
CAD   - Canadian Dollar
DKK   - Danish Krone
EUR   - Euro
HUF   - Hungarian Forint
IDR   - Indonesian Rupiah
KRW   - South Korean Won
MYR   - Malaysian Ringgit
NOK   - Norwegian Krone
NZD   - New Zealand Dollar
PLN   - Polish Zloty
SEK   - Swedish Krona
SKK   - Slovak Koruna
THB   - Thai Baht

(a)   Rounds to less than 0.05% of net assets.

(b)   Non-income producing.

(c)   See Note 1(f) regarding senior floating rate interests.

(d)   The coupon rate shown represents the rate at period end.

(e) See Note 1(c) regarding securities purchased on a when-issued, delayed delivery or to-be-announced basis.

(f)   The principal amount is stated in U.S. dollars unless otherwise indicated.

(g)   Defaulted securities. See Note 8.

(h) A portion or all of the security is traded on a discount basis with no stated coupon rate.

(i) Redemption price at maturity is adjusted for changes in underlying inflation index.

(j) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.


                         Annual Report | See notes to financial statements. | 33

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2005

                                                                                   -----------------
                                                                                       FRANKLIN
                                                                                       STRATEGIC
                                                                                      INCOME FUND
                                                                                   -----------------
Assets:
  Investments in securities:
    Cost - Unaffiliated issuers.................................................   $   1,027,656,778
    Cost - Sweep Money Fund (Note 7)............................................          28,615,393
                                                                                   -----------------
    Total cost of investments...................................................   $   1,056,272,171
                                                                                   =================
    Value - Unaffiliated issuers................................................   $   1,056,680,786
    Value - Sweep Money Fund (Note 7)...........................................          28,615,393
                                                                                   -----------------
    Total value of investments..................................................       1,085,296,179
  Cash..........................................................................              29,260
  Receivables:
    Capital shares sold.........................................................           8,306,452
    Dividends and interest......................................................          17,302,478
                                                                                   -----------------
        Total assets............................................................       1,110,934,369
                                                                                   -----------------
Liabilities:
  Payables:
    Investment securities purchased.............................................           7,383,831
    Capital shares redeemed.....................................................           3,747,051
    Affiliates..................................................................             825,895
  Other liabilities.............................................................             188,881
                                                                                   -----------------
      Total liabilities.........................................................          12,145,658
                                                                                   -----------------
        Net assets, at value....................................................   $   1,098,788,711
                                                                                   =================
Net assets consist of:
  Distributions in excess of net investment income..............................   $      (4,859,676)
  Net unrealized appreciation (depreciation)....................................          28,947,701
  Accumulated net realized gain (loss)..........................................         (27,692,201)
  Paid-in capital...............................................................       1,102,392,887
                                                                                   -----------------
        Net assets, at value....................................................   $   1,098,788,711
                                                                                   =================


34 | See notes to financial statements. | Annual Report

FRANKLIN STRATEGIC SERIES

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2005

                                                                                   -----------------
                                                                                       FRANKLIN
                                                                                       STRATEGIC
                                                                                      INCOME FUND
                                                                                   -----------------
CLASS A:
  Net assets, at value .........................................................   $     696,198,219
                                                                                   =================
  Shares outstanding ...........................................................          68,016,237
                                                                                   =================
  Net asset value per share(a) .................................................   $           10.24
                                                                                   =================
  Maximum offering price per share (net asset value per share / 95.75%) ........   $           10.69
                                                                                   =================
CLASS B:
  Net assets, at value .........................................................   $     110,502,235
                                                                                   =================
  Shares outstanding ...........................................................          10,760,661
                                                                                   =================
  Net asset value and maximum offering price per share(a) ......................   $           10.27
                                                                                   =================
CLASS C:
  Net assets, at value .........................................................   $     213,740,823
                                                                                   =================
  Shares outstanding ...........................................................          20,882,784
                                                                                   =================
  Net asset value and maximum offering price per share(a).......................   $           10.24
                                                                                   =================
CLASS R:
  Net assets, at value .........................................................   $      17,858,522
                                                                                   =================
  Shares outstanding ...........................................................           1,747,961
                                                                                   =================
  Net asset value and maximum offering price per share(a).......................   $           10.22
                                                                                   =================
ADVISOR CLASS:
  Net assets, at value .........................................................   $      60,488,912
                                                                                   =================
  Shares outstanding ...........................................................           5,906,624
                                                                                   =================
  Net asset value and maximum offering price per share(a).......................   $           10.24
                                                                                   =================

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                         Annual Report | See notes to financial statements. | 35

FRANKLIN STRATEGIC SERIES

STATEMENT OF OPERATIONS
for the year ended April 30, 2005

                                                                                   -----------------
                                                                                       FRANKLIN
                                                                                       STRATEGIC
                                                                                      INCOME FUND
                                                                                   -----------------
Investment income:
  Dividends:
    Unaffiliated issuers .......................................................   $         855,032
    Sweep Money Fund (Note 7) ..................................................             526,112
  Interest .....................................................................          51,962,661
                                                                                   -----------------
        Total investment income ................................................          53,343,805
                                                                                   -----------------
Expenses:
  Management fees (Note 3) .....................................................           4,066,413
  Distribution fees: (Note 3)
    Class A ....................................................................           1,343,795
    Class B ....................................................................             664,080
    Class C ....................................................................           1,126,753
    Class R ....................................................................              61,407
  Transfer agent fees (Note 3) .................................................           1,238,881
  Custodian fees (Note 4) ......................................................             231,908
  Reports to shareholders ......................................................              71,629
  Registration and filing fees .................................................              98,079
  Professional fees ............................................................              51,270
  Trustees' fees and expenses ..................................................               7,451
  Excise taxes (Note 3) ........................................................              18,809
  Other ........................................................................              53,788
                                                                                   -----------------
        Total expenses .........................................................           9,034,263
        Expense reductions (Note 4) ............................................              (1,764)
        Expenses paid by affiliate (Note 3) ....................................             (18,809)
                                                                                   -----------------
        Net expenses ...........................................................           9,013,690
                                                                                   -----------------
          Net investment income ................................................          44,330,115
                                                                                   -----------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
    Investments ................................................................          18,088,780
    Foreign currency transactions ..............................................             120,859
                                                                                   -----------------
        Net realized gain (loss) ...............................................          18,209,639
                                                                                   -----------------
  Net change in unrealized appreciation (depreciation) on:
    Investments ................................................................          (3,564,794)
    Translation of assets and liabilities denominated in foreign currencies ....             (30,101)
                                                                                   -----------------
        Net change in unrealized appreciation (depreciation) ...................          (3,594,895)
                                                                                   -----------------
Net realized and unrealized gain (loss) ........................................          14,614,744
                                                                                   -----------------
Net increase (decrease) in net assets resulting from operations ................   $      58,944,859
                                                                                   =================


36 | See notes to financial statements. | Annual Report

FRANKLIN STRATEGIC SERIES

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended April 30, 2005 and 2004

                                                                                    -------------------------------
                                                                                    FRANKLIN STRATEGIC INCOME FUND
                                                                                    -------------------------------
                                                                                         2005             2004
                                                                                    -------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income ........................................................  $    44,330,115   $  34,266,090
    Net realized gain (loss) from investments and foreign currency transactions ..       18,209,639      14,109,089
    Net change in unrealized appreciation (depreciation) on investments and
      translation of assets and liabilities denominated in foreign currencies ....       (3,594,895)     14,778,927
                                                                                    -------------------------------
        Net increase (decrease) in net assets resulting from operations ..........       58,944,859      63,154,106
                                                                                    -------------------------------
  Distributions to shareholders from:
   Net investment income:
    Class A ......................................................................      (33,266,053)    (25,021,432)
    Class B ......................................................................       (5,990,488)     (4,776,985)
    Class C ......................................................................      (10,115,425)     (7,360,643)
    Class R ......................................................................         (717,262)       (264,078)
    Advisor Class ................................................................       (3,121,356)     (2,749,308)
                                                                                    -------------------------------
  Total distributions to shareholders ............................................      (53,210,584)    (40,172,446)
                                                                                    -------------------------------
  Capital share transactions: (Note 2)
    Class A ......................................................................      246,992,407      95,740,700
    Class B ......................................................................       17,319,970      27,762,617
    Class C ......................................................................       60,639,562      61,619,992
    Class R ......................................................................       10,425,911       5,695,727
    Advisor Class ................................................................       20,476,715       3,590,983
                                                                                    -------------------------------
  Total capital share transactions ...............................................      355,854,565     194,410,019
                                                                                    -------------------------------
  Redemption fees ................................................................           12,940              --
                                                                                    -------------------------------
        Net increase (decrease) in net assets ....................................      361,601,780     217,391,679
Net assets:
  Beginning of year ..............................................................      737,186,931     519,795,252
                                                                                    -------------------------------
  End of year ....................................................................  $ 1,098,788,711   $ 737,186,931
                                                                                    ===============================
Distributions in excess of net investment income included in net assets:
  End of year ....................................................................  $    (4,859,676)  $  (1,757,929)
                                                                                    ===============================


                         Annual Report | See notes to financial statements. | 37

FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Income Fund (the Fund) is a separate, non-diversified series of Franklin Strategic Series (the Trust), consisting of twelve separate series. The Trust is an open-end investment company registered under the Investment Company Act of 1940. The financial statements of the remaining funds in the Trust are presented separately.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, Government securities, Mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.


38 | Annual Report

FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A WHEN-ISSUED, DELAYED DELIVERY, OR TBA BASIS

The Fund may purchase securities on a when-issued, delayed delivery, or to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities


                                                              Annual Report | 39

FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. SECURITIES PURCHASED ON A WHEN-ISSUED, DELAYED DELIVERY, OR TBA BASIS (CONTINUED)

with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

E. MORTGAGE DOLLAR ROLLS

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase a mortgage-backed security at a future date. Gains or losses are realized at the time of the sale and the difference between the repurchase price and sale price is recorded as an unrealized gain to the Fund. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

F. SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

G. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.


40 | Annual Report

FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Inflation-indexed bonds are fixed-income securities whose principal amount or redemption price at maturity is adjusted to the rate of inflation. Interest is accrued based on the inflation adjusted principal amount. Any increase in the principal amount of an inflation-indexed bond, which is received upon maturity, is recorded as interest income.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. REDEMPTION FEES

Effective June 1, 2004, redemption and exchanges of Fund shares held five trading days or less may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital.

K. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.


                                                              Annual Report | 41

FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND

2. SHARES OF BENEFICIAL INTEREST

The Fund offers five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At April 30, 2005, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                          -----------------------------------------------------------------
                                                                YEAR ENDED APRIL 30,
                                                       2005                              2004
                                          -----------------------------------------------------------------
                                              SHARES           AMOUNT            SHARES          AMOUNT
                                          -----------------------------------------------------------------
CLASS A SHARES:
  Shares sold ..........................      36,478,042   $  377,021,568       24,629,534   $  247,729,016
  Shares issued on reinvestment
    of distributions ...................       2,147,867       22,035,351        1,652,202       16,485,015
  Shares redeemed ......................     (14,854,533)    (152,064,512)     (16,933,705)    (168,473,331)
                                          -----------------------------------------------------------------
  Net increase (decrease) ..............      23,771,376   $  246,992,407        9,348,031   $   95,740,700
                                          =================================================================
CLASS B SHARES:
  Shares sold ..........................       2,842,925   $   29,323,374        4,013,559   $   40,371,288
  Shares issued on reinvestment
    of distributions ...................         364,252        3,744,597          279,448        2,801,605
  Shares redeemed ......................      (1,537,872)     (15,748,001)      (1,534,543)     (15,410,276)
                                          -----------------------------------------------------------------
  Net increase (decrease) ..............       1,669,305   $   17,319,970        2,758,464   $   27,762,617
                                          =================================================================
CLASS C SHARES:
  Shares sold ..........................       9,256,695   $   95,767,778       10,663,297   $  107,080,303
  Shares issued on reinvestment
    of distributions ...................         613,934        6,292,606          471,733        4,715,364
  Shares redeemed ......................      (4,040,894)     (41,420,822)      (5,015,398)     (50,175,675)
                                          -----------------------------------------------------------------
  Net increase (decrease) ..............       5,829,735   $   60,639,562        6,119,632   $   61,619,992
                                          =================================================================
CLASS R SHARES:
  Shares sold ..........................       1,276,625   $   13,072,419          699,196   $    7,048,344
  Shares issued on reinvestment
    of distributions ...................          66,675          683,533           25,195          253,148
  Shares redeemed ......................        (322,496)      (3,330,041)        (158,967)      (1,605,765)
                                          -----------------------------------------------------------------
  Net increase (decrease) ..............       1,020,804   $   10,425,911          565,424   $    5,695,727
                                          =================================================================
ADVISOR CLASS SHARES:
  Shares sold ..........................       2,286,272   $   23,817,431        1,350,679   $   13,466,115
  Shares issued on reinvestment
    of distributions ...................         297,712        3,053,822          272,590        2,720,184
  Shares redeemed ......................        (619,932)      (6,394,538)      (1,227,655)     (12,595,316)
                                          -----------------------------------------------------------------
  Net increase (decrease) ..............       1,964,052   $   20,476,715          395,614   $    3,590,983
                                          =================================================================


42 | Annual Report

FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

----------------------------------------------------------------------------------------
SUBSIDIARY                                                       AFFILIATION
----------------------------------------------------------------------------------------
Franklin Advisers Inc. (Advisers)                                Investment manager
Franklin Templeton Services LLC (FT Services)                    Administrative manager
Franklin Templeton Distributors Inc. (Distributors)              Principal underwriter
Franklin Templeton Investor Services LLC (Investor Services)     Transfer Agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisors based on the average daily net assets of the Fund as follows:

------------------------------------------------------------------------------
ANNUALIZED FEE RATE       NET ASSETS
------------------------------------------------------------------------------
      0.625%              First $100 million
      0.500%              Over $100 million, up to and including $250 million
      0.450%              In excess of $250 million

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. DISTRIBUTION FEES

The Fund reimburses Distributors up to 0.25%, 0.65%, 0.65%, and 0.50% per year of its average daily net asset of Class A, Class B, Class C, and Class R, respectively, for costs incurred in marketing the Fund's shares under a Rule 12b-1 plan. Under the Class A distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Net sales charges received ...........................................  $708,894
Contingent deferred sales charges retained ...........................  $218,340

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $1,238,881, of which $816,609 was retained by Investor Services.


                                                              Annual Report | 43

FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

F. EXCISE TAXES

The Fund incurred excise taxes which FT Services voluntarily agreed to reimburse as noted in the Statement of Operations.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended April 30, 2005, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At April 30, 2005 the Fund had tax basis capital losses of $27,311,639 which may be carried over to offset future capital gains. Such losses expire in 2011.

The tax character of distributions paid during the years ended April 30, 2005 and 2004, was as follows:

                                                   -----------------------------
                                                      2005              2004
                                                   -----------------------------
Distributions paid from:
 Ordinary income .............................     $53,210,584       $40,172,446

At April 30, 2005, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ........................................   $ 1,062,288,428
                                                               ===============

Unrealized appreciation ....................................   $    42,974,606
Unrealized depreciation ....................................       (19,966,855)
                                                               ---------------
Net unrealized appreciation (depreciation) .................   $    23,007,751
                                                               ===============

Distributable earnings - undistributed ordinary income .....   $     1,010,793
                                                               ===============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, mortgage dollar roll, paydown losses, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions, mortgage dollar roll, paydown losses, and bond discounts and premiums.


44 | Annual Report

FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended April 30, 2005, aggregated $736,508,456 and $407,554,724, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 51.40% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At April 30, 2005, the value of these securities was $1,740,000, representing 0.16% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. For information as to specific securities, see the accompanying Statement of Investments.

9. REGULATORY MATTERS

INVESTIGATIONS AND SETTLEMENTS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, provided documents and information in response to subpoenas and/or requests for documents, information and/or testimony. Beginning in August 2004, the Company entered into settlements with certain of the regulators and a governmental entity investigating the mutual fund industry practices noted above.


                                                              Annual Report | 45

FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND

9. REGULATORY MATTERS (CONTINUED)

INVESTIGATIONS AND SETTLEMENTS (CONTINUED)

The Company believes that settlement of each of the matters is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

Two of the settlement agreements, those with the SEC and the CAGO concerning marketing support payments, provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the participating funds. The SEC has not yet approved the distribution plan pertaining to the SEC settlement. When approved, disbursements of settlement monies under the SEC's settlement will be made promptly in accordance with the terms and conditions of that order.

OTHER LEGAL PROCEEDINGS

On April 12, 2005, the Attorney General of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia against a number of companies engaged in the mutual fund industry, including Franklin Resources, Inc. and its subsidiary, Franklin Advisers, Inc., and certain other parties alleging violations of the West Virginia Consumer Credit and Protection Act and seeking, among other things, civil penalties and attorneys' fees and costs. To the extent applicable to the Company, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts Administrative Complaint concerning one instance of market timing (the "Administrative Complaint") and the SEC's findings regarding market timing in its August 2, 2004 Order (the "SEC Order"), both of which matters were previously reported.

The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Administrative Complaint and the SEC's findings regarding market timing in the SEC Order. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.


46 | Annual Report

FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND

9. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)

The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of the named funds.

The Company and fund management strongly believe that the claims made in each of the lawsuits described above are without merit and intends to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.


                                                              Annual Report | 47

FRANKLIN STRATEGIC SERIES

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FRANKLIN STRATEGIC SERIES

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Strategic Income Fund (a separate portfolio of Franklin Strategic Series, hereafter referred to as the "Fund") at April 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2005 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 10, 2005


48 | Annual Report

FRANKLIN STRATEGIC SERIES

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupation during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

--------------------------------------------------------------------------------------------------------------------------------
                                                              NUMBER OF PORTFOLIOS IN
                                              LENGTH OF       FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION      TIME SERVED     BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------------------
FRANK H. ABBOTT, III (84)       Trustee       Since 1991      115                       None
One Franklin Parkway
San Mateo, CA 94403-1906
--------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment company).
--------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (73)           Trustee       Since 1991      143                       Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                    company).
San Mateo, CA 94403-1906
--------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
--------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (72)        Trustee       Since 1991      144                       None
One Franklin Parkway
San Mateo, CA 94403-1906
--------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
--------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (53)           Trustee       Since 1998      97                        Director, Amerada Hess Corporation
One Franklin Parkway                                                                    (exploration and refining of oil and
San Mateo, CA 94403-1906                                                                gas), H.J. Heinz Company (processed
                                                                                        foods and allied products), RTI
                                                                                        International Metals, Inc. (manufacture
                                                                                        and distribution of titanium), Canadian
                                                                                        National Railway (railroad), and White
                                                                                        Mountains Insurance Group, Ltd.
                                                                                        (holding company).
--------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
--------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (76)          Trustee       Since 1991      117                       Director, The California Center for
One Franklin Parkway                                                                    Land Recycling (redevelopment).
San Mateo, CA 94403-1906
--------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company
(venture capital).
--------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 49

--------------------------------------------------------------------------------------------------------------------------------
                                                              NUMBER OF PORTFOLIOS IN
                                              LENGTH OF       FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION      TIME SERVED     BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (77)          Trustee       Since 1992      143                       Director, Martek Biosciences
One Franklin Parkway                                                                    Corporation, Medimmune, Inc.
San Mateo, CA 94403-1906                                                                (biotechnology), and Overstock.com
                                                                                        (Internet services); and FORMERLY,
                                                                                        Director, MCI Communication
                                                                                        Corporation (subsequently known as
                                                                                        MCI WorldCom, Inc. and WorldCom,
                                                                                        Inc.) (communications services)
                                                                                        (1988-2002), White Mountains
                                                                                        Insurance Group, Ltd. (holding
                                                                                        company) (1987-2004) and Spacehab,
                                                                                        Inc. (aerospace services) (1994-2003).
--------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company)
(2001-2004); Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking)
(1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
--------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

--------------------------------------------------------------------------------------------------------------------------------
                                                              NUMBER OF PORTFOLIOS IN
                                              LENGTH OF       FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION      TIME SERVED     BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------------------
**HARMON E. BURNS (60)          Trustee and   Trustee since   36                        None
One Franklin Parkway            Vice          1993 and Vice
San Mateo, CA 94403-1906        President     President
                                              since 1991
--------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin
Templeton Investments.
--------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (72)       Trustee and   Trustee since   143                       None
One Franklin Parkway            Chairman of   1991 and
San Mateo, CA 94403-1906        the Board     Chairman of the
                                              Board since 1993
--------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton
Investments.
--------------------------------------------------------------------------------------------------------------------------------


50 | Annual Report

--------------------------------------------------------------------------------------------------------------------------------
                                                              NUMBER OF PORTFOLIOS IN
                                              LENGTH OF       FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION      TIME SERVED     BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (64)   Trustee,      Trustee since   127                       None
One Franklin Parkway            President and 1991, President
San Mateo, CA 94403-1906        Chief         since 1993 and
                                Executive     Chief Executive
                                Officer -     Officer -
                                Investment    Investment
                                Management    Management
                                              since 2002
--------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and
officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (53)             Chief         Since July 2004 Not Applicable            Not Applicable
One Franklin Parkway            Compliance
San Mateo, CA 94403-1906        Officer
--------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources,
Inc.; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
--------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (43)            Treasurer     Since July 2004 Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
--------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 34 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and
Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin
Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
--------------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (45)         Vice          Since 1995      Not Applicable            Not Applicable
One Franklin Parkway            President
San Mateo, CA 94403-1906
--------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin
Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.;
Executive Vice President, Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC;
Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (57)           Senior Vice   Since 2002      Not Applicable            Not Applicable
500 East Broward Blvd.          President and
Suite 2100                      Chief
Fort Lauderdale, FL 33394-3091  Executive
                                Officer -
                                Finance and
                                Administration
--------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 51

--------------------------------------------------------------------------------------------------------------------------------
                                                              NUMBER OF PORTFOLIOS IN
                                              LENGTH OF       FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION      TIME SERVED     BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (58)              Vice          Since 2000      Not Applicable            Not Applicable
One Franklin Parkway            President
San Mateo, CA 94403-1906
--------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief
Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
--------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (57)           Vice          Since 2000      Not Applicable            Not Applicable
One Franklin Parkway            President
San Mateo, CA 94403-1906
--------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services,
LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC,
Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and
Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of
51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment
Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney
Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S.
District Court (District of Massachusetts) (until 1979).
--------------------------------------------------------------------------------------------------------------------------------
EDWARD B. JAMIESON (56)         Vice          Since 2000      Not Applicable            Not Applicable
One Franklin Parkway            President
San Mateo, CA 94403-1906
--------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; officer of other subsidiaries of Franklin Resources,
Inc.; and officer and trustee of five of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (68)          Vice          Since 2002      Not Applicable            Not Applicable
600 Fifth Avenue                President
Rockefeller Center               - AML
New York, NY 10020-2302         Compliance
--------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, FTI Banque, Arch Chemicals,
Inc. and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER J. MOLUMPHY (43)    Vice          Since 2000      Not Applicable            Not Applicable
One Franklin Parkway            President
San Mateo, CA 94403-1906
--------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Advisers, Inc.; and officer of six of the investment companies in Franklin Templeton
Investments.
--------------------------------------------------------------------------------------------------------------------------------


52 | Annual Report

--------------------------------------------------------------------------------------------------------------------------------
                                                              NUMBER OF PORTFOLIOS IN
                                              LENGTH OF       FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION      TIME SERVED     BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (68)          Vice          Since 2000      Not Applicable            Not Applicable
One Franklin Parkway            President and
San Mateo, CA 94403-1906        Secretary
--------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000);
and Director, Templeton Asset Management Ltd. (until 1999).
--------------------------------------------------------------------------------------------------------------------------------
GALEN VETTER (53)               Chief         Since 2004      Not Applicable            Not Applicable
500 East Broward Blvd.          Financial
Suite 2100                      Officer and
Fort Lauderdale, FL 33394-3091  Chief
                                Accounting
                                Officer
--------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton
Services, LLC; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
--------------------------------------------------------------------------------------------------------------------------------


* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources Inc. (Resources), which is the parent company of the Trust's adviser and distributor. Harmon E. Burns is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director of Resources.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                              Annual Report | 53

FRANKLIN STRATEGIC SERIES

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT

At a meeting held April 19, 2005, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment advisory contract for each of the twelve separate funds within the Trust ("Fund(s)"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper Financial Services ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to the Manager from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager including management's explanation of differences where relevant, and a three year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report were a memorandum prepared by management describing enhancements to the services provided to the funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment advisory contracts for all the Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment advisory contract for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment advisory contract was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies


54 | Annual Report

FRANKLIN STRATEGIC SERIES

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Other factors taken into account by the Board were the Manager's best execution trading policies as well as the compliance procedures and qualifications of the Chief Compliance Officer established in accordance with recently adopted SEC requirements. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of the amount of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties such as Dalbar, and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the contract renewals. The Lipper report prepared for each individual Fund showed its investment performance or that of its Class A shares for those having multiple share classes, in comparison to a performance universe selected by Lipper. Comparative performance for the Franklin Strategic Income Fund was shown for calendar year 2004 and the previous ten years. The following summarizes the performance results for the Fund and the Board's view of such performance.

FRANKLIN STRATEGIC INCOME FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional multi-sector income funds as selected by Lipper. The Lipper report comparison showed the Fund's income return and total return during the one-year period in each


                                                              Annual Report | 55

FRANKLIN STRATEGIC SERIES

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

case was in the first or highest quintile of such performance universe. The report further showed that the Fund's income and total return during the previous three-, five- and ten-year periods on an annualized basis were, in each case, in either the first or second highest quintile of such performance universe. The Board was satisfied with such performance.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under each Lipper report for each Fund. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment advisory contract was similar to those provided by fund managers to other mutual fund groups which would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to the Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for those funds with multiple share classes. The results of such expense comparisons showed the effective management fee rates and actual total expenses (both including and excluding any 12b-1 fees) for Franklin Strategic Income Fund were in the lowest quintile of its respective Lipper expense group. While realizing that other factors, such as the manager's profitability and economies of scale bear on the reasonableness of fees, the Board was satisfied with the management fees and total expenses of the Fund in comparison to its expense group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity which finances up-front commissions paid to brokers/dealers who sold Fund Class B shares, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that it had engaged on a biennial basis the Fund's independent accountants to perform certain procedures specified by the Board solely for its purpose and use. It was also noted that legal costs and payments incurred by


56 | Annual Report

FRANKLIN STRATEGIC SERIES

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

Franklin Templeton in resolving various legal proceedings arising from its U.S. fund operations had not been allocated to the Funds for purposes of determining profitability. Included in the analysis for each Fund were the revenue and related costs broken down separately from the management, underwriting and shareholder services functions provided by the Manager and its affiliates to each Fund, as well as the relative contribution of each Fund to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its corporate affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon their consideration of all these factors, the Board determined that the level of profits realized by the Manager under its investment advisory contract with each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Trustees noted that economies of scale were shared with the Fund and its shareholders through management fee breakpoints so that as the Fund grows in size, its effective management fee rate declines. The fee schedule under the management contract for the Franklin Strategic Income Fund provides an initial fee of 0.625% on the first $100 million of net assets; 0.50% on the next $150 million; and 0.45% on net assets in excess of $250 million. This Fund's assets had grown to approximately $940 million at December 31, 2004, and the independent Trustees discussed the prospect of adding further fee breakpoints with management. Management's position in such discussions was that the Franklin Strategic Income Fund provided outstanding performance at very low cost and that no further breakpoints were warranted. Management also expressed its view that the existing fee schedule was low and reflected anticipated economies of scale and pointed out the favorable effective management fee and expense comparisons within its Lipper expense group. Management also pointed out and the Board acknowledged that the fact this Fund had assets which exceeded the last breakpoint level did not mean that it no longer benefited from economies of scale since the amount of assets being charged at the lowest 0.45% fee level results in


                                                              Annual Report | 57

FRANKLIN STRATEGIC SERIES

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

a lower overall management fee rate. While intending to continue discussions on this topic with management, the Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment advisory contract provides for a sharing of benefits with this Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


58 | Annual Report

                      This page intentionally left blank.

                      This page intentionally left blank.

LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet
  Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund(4)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund(4),(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(8)
Colorado
Connecticut
Florida(8)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(5) Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.

(6) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7)   Portfolio of insured municipal securities.

(8) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(9) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


01/05                                              Not part of the annual report

    [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906


|_|   WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN STRATEGIC INCOME FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

194 A2005 06/05













                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                            APRIL 30, 2005
--------------------------------------------------------------------------------
                                           A series of Franklin Strategic Series
--------------------------------------------------------------------------------
     ANNUAL REPORT AND SHAREHOLDER LETTER              |         BLEND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                                                       FASTER VIA EMAIL?
                       FRANKLIN
                 U.S. LONG-SHORT FUND                  Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                               FRANKLIN TEMPLETON INVESTMENTS

                               GAIN FROM OUR PERSPECTIVE

                               Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE          Each of our portfolio management groups operates
                               autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                               FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                               TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, it offers investors the broadest global reach in the industry with offices in over 25 countries.

                               MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION           Because our management groups work independently
                               and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST      At Franklin Templeton Investments, we seek to
                               consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the annual report

                                    CONTENTS

SHAREHOLDER LETTER ........................................................    1

ANNUAL REPORT

Franklin U.S. Long-Short Fund .............................................    3

Performance Summary .......................................................    8

Your Fund's Expenses ......................................................   10

Financial Highlights and Statement of Investments .........................   12

Financial Statements ......................................................   18

Notes to Financial Statements .............................................   21

Report of Independent Registered Public Accounting Firm ...................   31

Tax Designation ...........................................................   32

Board Members and Officers ................................................   33

Shareholder Information ...................................................   38

--------------------------------------------------------------------------------
ANNUAL REPORT

FRANKLIN U.S. LONG-SHORT FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin U.S. Long-Short Fund seeks long-term capital appreciation in both up and down (bull and bear) markets, with less volatility than the overall stock market. Under normal market conditions, the Fund will have both long and short positions in equity securities, primarily common stocks of U.S. investments.

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin U.S. Long-Short Fund covers the fiscal year ended April 30, 2005.

PERFORMANCE OVERVIEW

Franklin U.S. Long-Short Fund - Class A posted a -0.26% cumulative total return for the 12 months under review. The Fund underperformed its benchmark, the Standard & Poor's 500 Composite Index (S&P 500), which posted a 6.33% cumulative total return for the same period.(1) Although we underperformed the index, in addition to return, we also seek less volatility and correlation relative to the overall market. For the fiscal year under review, the Fund had 28% of the volatility of the S&P 500, as measured by standard deviation of daily returns, and a relative correlation of 19%. Since the Fund's inception, its relative volatility and correlation to the benchmark were 45% and 13%. Consistent with our strategy, these volatility and correlation figures are positive, in our view, and we believe they are indicative of the type of results expected for a fund of this nature. You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended April 30, 2005, domestic economic expansion showed staying power across most industries, sectors and regions. Gross domestic product (GDP) rose at an annualized 3.8% rate in fourth quarter 2004 and an annualized 3.5% in first quarter 2005, benefiting from greater business investment, sizable inventory buildup and consumer spending. Although booming demand for imported goods and materials fueled the trade gap, U.S. dollar depreciation

(1) Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 13.


                                                               Annual Report | 3
supported manufacturing activity and made U.S. exports more competitive in the global market.

The labor market firmed as employment increased and the unemployment rate dropped from 5.5% to 5.2% during the reporting period.(2) Hiring rebounded in many industries, bolstered by healthy business spending and solid business confidence. High energy prices cooled consumer sentiment. Although core retail sales held strong, they weakened toward period-end. Oil prices hit a new high of $57.27 on April 1 before declining to $49.72 on April 30.(3)

The Federal Reserve Board raised the federal funds target rate from 1.00% to 2.75% and said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability. Inflation remained relatively contained for the 12 months ended April 30, 2005, as measured by the 2.2% rise for the core Consumer Price Index, which excludes volatile food and energy costs. Pricing pressures were somewhat eased by continued competition, globalization and offshoring, as many companies held back in passing along higher commodity and energy costs to consumers.

Despite a generally strong economy and improving corporate fundamentals, investors faced a stock market influenced partly by rising inflation, the fluctuating dollar and interest rate hikes during the period. Corporate profits rebounded and dividend payments surged to a record level, with U.S. companies paying out $181 billion in 2004.(4) The pace of initial public offerings (IPOs) remained strong through much of the reporting period, supporting investor confidence. The blue chip stocks of the Dow Jones Industrial Average gained 1.84% for the period under review, while the broader S&P 500 rose 6.33%, and the technology-heavy NASDAQ Composite Index increased 0.66%.(5)

INVESTMENT STRATEGY

We select the Fund's long and short positions on a stock-by-stock basis, searching for securities with favorable risk and return profiles. For long positions, we look for growth- and value-oriented stocks of companies with strong fundamentals or valuable assets that we believe are underappreciated by the market. For short positions, we use primarily fundamental, accounting and event-driven strategies.

(2)   Source: Bureau of Labor Statistics.

(3)   Source: Bloomberg Energy/Commodity Service.

(4) Source: Standard & Poor's, "2005 Buybacks Soar to Record Levels, Says S&P," standardandpoors.com, 4/7/05.

(5) Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


4 | Annual Report

EQUITY EXPOSURE
4/30/05

--------------------------------------------------------------------------------
                                          % OF TOTAL NET ASSETS   # OF POSITIONS
--------------------------------------------------------------------------------
Long Equity Securities                           60.0%                  64
--------------------------------------------------------------------------------
Short Equity Securities                         -28.8%                  26
--------------------------------------------------------------------------------
NET EQUITY EXPOSURE                              31.2% (LONG)
--------------------------------------------------------------------------------

Additionally, we use technical analysis as a risk control measure. The Fund pursues additional goals of reduced volatility and correlation relative to the overall market.

MANAGER'S DISCUSSION

On April 30, 2005, the Fund's exposure was 60.0% long and 28.8% short, resulting in a 31.2% net long position, up from 15.7% net long exposure on April 30, 2004.

The energy minerals, finance and health care sectors generally contributed positively to Fund performance during the 12 months under review. Within energy minerals, Fund positions in exploration and production, oil services and coal companies performed well, offset by losses in our short positions in integrated oil companies and refineries. The energy sector benefited from sustained high oil prices and seasonal strength during the winter heating season, and many of our long positions reached our price targets. During the reporting period, we sold our holdings in Unocal, Edge Petroleum, Pioneer Drilling and Warren Resources. We kept most of our oilfield services exposure because we believed the group could benefit from higher capital spending trends from its customers. The Fund experienced losses from its short positions in integrated oil companies Amerada Hess and Repsol, and Tesoro, a refiner. Toward the end of the reporting period, we executed on our short stops by covering our positions in Amerada Hess, Frontier Oil, Marathon Oil and Veritas DGC, and reducing our short position in Repsol and Tesoro.

Within finance, long positions in insurance companies and short positions in firms involved with consumer loans contributed to Fund performance. There seemed to be no consistent theme in terms of subsector performance as specific stocks from disparate industries generated positive results. During the reporting period, we covered our short positions in MBNA, Fannie Mae and J.P. Morgan Chase. We also exited our long positions in Allstate, Assurant and Friedman Billings Ramsey.

Within health care, long positions in health technology and health services helped Fund performance. Health services benefited from the flight to quality within

TOP 10 LONG HOLDINGS
4/30/05

--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY                                                      NET ASSETS
--------------------------------------------------------------------------------
Wyeth                                                                       2.8%
  HEALTH TECHNOLOGY
--------------------------------------------------------------------------------
Bunge Ltd.                                                                  2.3%
  PROCESS INDUSTRIES
--------------------------------------------------------------------------------
Microsoft Corp.                                                             2.1%
  TECHNOLOGY SERVICES
--------------------------------------------------------------------------------
Unilever NV, N.Y. shs. (Netherlands)                                        1.7%
  CONSUMER NON-DURABLES
--------------------------------------------------------------------------------
Altria Group Inc.                                                           1.7%
  CONSUMER NON-DURABLES
--------------------------------------------------------------------------------
Motorola Inc.                                                               1.6%
  ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
Peabody Energy Corp.                                                        1.5%
  ENERGY MINERALS
--------------------------------------------------------------------------------
Superior Energy Services Inc.                                               1.5%
  INDUSTRIAL SERVICES
--------------------------------------------------------------------------------
VeriSign Inc.                                                               1.5%
  TECHNOLOGY SERVICES
--------------------------------------------------------------------------------
Keryx Biopharmaceuticals Inc.                                               1.4%
  HEALTH TECHNOLOGY
--------------------------------------------------------------------------------


                                                               Annual Report | 5

PORTFOLIO BREAKDOWN
4/30/05

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                                     NET ASSETS
--------------------------------------------------------------------------------
Long Positions                                                             60.0%
--------------------------------------------------------------------------------
Short Positions                                                           -28.8%
--------------------------------------------------------------------------------
Short-Term Investments                                                     52.4%
--------------------------------------------------------------------------------
Other Net Assets, less Liabilities                                         16.4%
--------------------------------------------------------------------------------

SECTOR/INDUSTRY BREAKDOWN
Based on Total Net Assets as of 4/30/05

--------------------------------------------------------------------------------
                                                                     NET EQUITY
                                        LONG %         SHORT %       EXPOSURE %
--------------------------------------------------------------------------------
Health Technology                        8.4%          -0.5%            7.9%
--------------------------------------------------------------------------------
Process Industries                       8.9%          -2.6%            6.3%
--------------------------------------------------------------------------------
Electronic Technology                    8.0%          -3.5%            4.5%
--------------------------------------------------------------------------------
Consumer Non-Durables                    3.4%           0.0%            3.4%
--------------------------------------------------------------------------------
Technology Services                      4.3%          -1.8%            2.5%
--------------------------------------------------------------------------------
Finance                                  4.2%          -1.7%            2.5%
--------------------------------------------------------------------------------
Industrial Services                      5.6%          -3.6%            2.0%
--------------------------------------------------------------------------------
Retail Trade                             4.1%          -2.4%            1.7%
--------------------------------------------------------------------------------
Consumer Services                        3.9%          -2.4%            1.5%
--------------------------------------------------------------------------------
Utilities                                1.0%           0.0%            1.0%
--------------------------------------------------------------------------------
Producer Manufacturing                   3.4%          -2.7%            0.7%
--------------------------------------------------------------------------------
Consumer Durables                        1.0%          -0.9%            0.1%
--------------------------------------------------------------------------------
Energy Minerals                          3.8%          -4.2%           -0.4%
--------------------------------------------------------------------------------
Health Services                          0.0%          -0.9%           -0.9%
--------------------------------------------------------------------------------
Non-Energy Minerals                      0.0%          -1.6%           -1.6%
--------------------------------------------------------------------------------

the health care sector after high-profile recalls at several major pharmaceutical companies and clinical failures at some biotechnology companies. Our holdings in distribution services companies AmerisourceBergen and Cardinal Health benefited from this theme and we sold them during the year. Other sector holdings also aided performance, including Wyeth and Keryx Biopharmaceuticals, which rallied during the period largely due to favorable results from clinical trials.

Hindering Fund performance during the period were short positions in the commercial services, consumer durables, producer manufacturing and process industries sectors, as these sectors rallied as economic and manufacturing activity remained strong. Positions that hurt performance included Reuters, Caterpillar, Timken, Pulte Homes, PPG Industries, and Rohm & Haas. Most of these positions were fully or partially covered during the period because we believed the original reasons for shorting these stocks were no longer valid. Within the Fund's long portion of the portfolio, negative performers included Fred's and Dollar Tree Stores, as well as new holdings Graftech International and Nova Chemicals. During the fiscal year, we reviewed these holdings and decided to retain them because we believed the fundamental reasons for investing in them were still intact.


6 | Annual Report

Thank you for your continued participation in Franklin U.S. Long-Short Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]                 /s/ Daniel Hennessy

                                Daniel Hennessy, CFA
                                Portfolio Manager


[PHOTO OMITTED]                 /s/ Gary K. Ko

                                Gary K. Ko, CFA
                                Assistant Portfolio Manager

                                Franklin U.S. Long-Short Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

--------------------------------------------------------------------------------
DANIEL HENNESSY assumed portfolio management responsibility for Franklin U.S. Long-Short Fund in April 2005. Mr. Hennessy is the leader of the consumer research team and has been a research analyst for Franklin Advisers, Inc., since he joined the firm in August 2000. He currently covers consumer retail sectors. Previous research coverage included tobacco, food, gaming, household consumer products, and specialty consumer companies.

Prior to joining Franklin Templeton Investments, Mr. Hennessy worked for Fidelity Investments and McKinsey & Company. He received a B.A. degree in economics from Pomona College and an M.B.A. in finance from the Wharton School of Business. He is a Chartered Financial Analyst (CFA) Charterholder.
--------------------------------------------------------------------------------


                                                               Annual Report | 7

PERFORMANCE SUMMARY AS OF 4/30/05

Your dividend income will vary depending on dividends or interest paid by securities in the fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes due on fund dividends, capital gain distributions, if any, or any realized gains on the sale of fund shares. Total return reflects reinvestment of the fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FUSLX)             CHANGE           4/30/05            4/30/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)               -$0.04            $15.50             $15.54
--------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE. CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE THE MAXIMUM SALES CHARGE.

---------------------------------------------------------------------------------------------------
CLASS A                                         1-YEAR           5-YEAR      INCEPTION (5/28/99)(1)
---------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                      -0.26%          +13.32%              +90.99%
---------------------------------------------------------------------------------------------------
Average Annual Total Return(3)                  -6.00%           +1.33%              +10.43%
---------------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)                 $9,400          $10,682              $17,998
---------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(5)             -6.90%           +1.58%              +10.77%
---------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


8 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------------------
CLASS A                                4/30/05
-----------------------------------------------
1-Year                                   -6.00%
-----------------------------------------------
5-Year                                   +1.33%
-----------------------------------------------
Since Inception (5/28/99)(1)            +10.43%
-----------------------------------------------

CLASS A (5/28/99-4/30/05)(1)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                          FRANKLIN U.S.
       DATE              LONG-SHORT FUND       S&P 500 INDEX(6)
     5/28/1999               $ 9,423               $10,000
     6/30/1999               $ 9,622               $10,555
     7/31/1999               $ 9,802               $10,225
     8/31/1999               $ 9,631               $10,175
     9/30/1999               $10,162               $ 9,896
    10/31/1999               $10,757               $10,522
    11/30/1999               $11,577               $10,736
    12/31/1999               $12,996               $11,368
     1/31/2000               $13,534               $10,797
     2/29/2000               $14,101               $10,593
     3/31/2000               $15,846               $11,628
     4/30/2000               $15,883               $11,279
     5/31/2000               $17,201               $11,048
     6/30/2000               $16,941               $11,320
     7/31/2000               $17,257               $11,143
     8/31/2000               $17,953               $11,835
     9/30/2000               $18,408               $11,211
    10/31/2000               $19,095               $11,163
    11/30/2000               $19,048               $10,284
    12/31/2000               $20,154               $10,334
     1/31/2001               $21,236               $10,700
     2/28/2001               $20,331               $ 9,725
     3/31/2001               $19,839               $ 9,110
     4/30/2001               $20,744               $ 9,817
     5/31/2001               $20,862               $ 9,883
     6/30/2001               $20,115               $ 9,642
     7/31/2001               $19,908               $ 9,547
     8/31/2001               $19,524               $ 8,950
     9/30/2001               $19,672               $ 8,228
    10/31/2001               $20,243               $ 8,385
    11/30/2001               $19,682               $ 9,028
    12/31/2001               $19,863               $ 9,107
     1/31/2002               $18,837               $ 8,974
     2/28/2002               $18,623               $ 8,801
     3/31/2002               $18,668               $ 9,132
     4/30/2002               $18,353               $ 8,578
     5/31/2002               $18,251               $ 8,515
     6/30/2002               $18,015               $ 7,909
     7/31/2002               $17,812               $ 7,293
     8/31/2002               $17,959               $ 7,340
     9/30/2002               $18,139               $ 6,543
    10/31/2002               $18,240               $ 7,119
    11/30/2002               $18,342               $ 7,537
    12/31/2002               $18,625               $ 7,095
     1/31/2003               $18,648               $ 6,909
     2/28/2003               $18,648               $ 6,806
     3/31/2003               $18,753               $ 6,871
     4/30/2003               $18,265               $ 7,437
     5/31/2003               $18,683               $ 7,829
     6/30/2003               $18,497               $ 7,929
     7/31/2003               $18,068               $ 8,068
     8/31/2003               $18,126               $ 8,226
     9/30/2003               $18,311               $ 8,138
    10/31/2003               $18,114               $ 8,599
    11/30/2003               $18,300               $ 8,674
    12/31/2003               $18,578               $ 9,129
     1/31/2004               $18,520               $ 9,296
     2/29/2004               $18,567               $ 9,425
     3/31/2004               $18,404               $ 9,283
     4/30/2004               $18,044               $ 9,138
     5/31/2004               $18,184               $ 9,263
     6/30/2004               $18,068               $ 9,443
     7/31/2004               $17,870               $ 9,130
     8/31/2004               $18,056               $ 9,167
     9/30/2004               $18,277               $ 9,266
    10/31/2004               $18,311               $ 9,408
    11/30/2004               $18,613               $ 9,788
    12/31/2004               $18,822               $10,121
     1/31/2005               $18,555               $ 9,875
     2/28/2005               $18,335               $10,082
     3/31/2005               $18,184               $ 9,904
     4/30/2005               $17,998               $ 9,716

ENDNOTES

ALTHOUGH THE FUND INTENDS TO REDUCE RISK BY HAVING BOTH LONG AND SHORT POSITIONS, IT IS POSSIBLE THE FUND'S LONG POSITIONS WILL DECLINE IN VALUE AT THE SAME TIME THE VALUE OF STOCKS SOLD SHORT INCREASES, THEREBY INCREASING THE POTENTIAL FOR LOSS. ALSO, THE FUND MAY NOT ALWAYS BE ABLE TO CLOSE OUT A SHORT POSITION AT A PARTICULAR TIME OR AT AN ACCEPTABLE PRICE. HISTORICALLY, INVESTMENTS IN SMALL-CAP STOCKS HAVE BEEN MORE VOLATILE IN PRICE THAN LARGER-CAP STOCKS, ESPECIALLY OVER THE SHORT TERM. THE FUND MAY ALSO INVEST IN FOREIGN COMPANIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1) Fund inception date was 5/28/99. Fund shares were first offered to the public on 5/1/00.

(2) Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

(3) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum sales charge.

(4) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the maximum sales charge.

(5) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(6) Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.


                                                               Annual Report | 9

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


10 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------------
                                          BEGINNING ACCOUNT      ENDING ACCOUNT        EXPENSES PAID DURING
CLASS A                                    VALUE 10/31/04         VALUE 4/30/05      PERIOD* 10/31/04-4/30/05
-------------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000             $   982.90               $  9.10
-------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000             $ 1,015.62               $  9.25
-------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of 1.85%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 11

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

FRANKLIN U.S. LONG-SHORT FUND

                                                       ----------------------------------------------------------------------------
                                                                                   YEAR ENDED APRIL 30,
                                                              2005             2004            2003            2002            2001
                                                       ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ................    $     15.54      $     15.73     $     16.29     $     21.09     $     17.12
                                                       ----------------------------------------------------------------------------
Income from investment operations:

 Net investment income (loss)(a) ..................           0.04            (0.14)          (0.07)           0.25            0.63

 Net realized and unrealized gains (losses) .......          (0.08)(d)        (0.05)             --(d)        (2.52)           4.52
                                                       ----------------------------------------------------------------------------
Total from investment operations ..................          (0.04)           (0.19)          (0.07)          (2.27)           5.15
                                                       ----------------------------------------------------------------------------
Less distributions from:

 Net investment income ............................             --               --           (0.49)          (0.27)          (0.25)

 Net realized gains ...............................             --               --              --           (2.26)          (0.93)
                                                       ----------------------------------------------------------------------------
Total distributions ...............................             --               --           (0.49)          (2.53)          (1.18)
                                                       ----------------------------------------------------------------------------
Redemption fees ...................................             --(e)            --              --              --              --
                                                       ----------------------------------------------------------------------------
Net asset value, end of year ......................    $     15.50      $     15.54     $     15.73     $     16.29     $     21.09
                                                       ============================================================================

Total return(b) ...................................          (0.26)%          (1.21)%         (0.48)%        (11.53)%         30.61%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................    $    68,718      $   112,096     $   144,582     $   146,044     $   384,144

Ratios to average net assets:*

 Expenses(c) ......................................           1.80%            2.23%           2.45%           2.01%           1.73%

 Expenses net of waiver and payments by affiliate
  and expense reduction(c) ........................           1.75%            2.23%           2.45%           2.01%           1.73%

 Net investment income (loss) .....................           0.23%           (0.89)%         (0.42)%          1.32%           3.06%

Portfolio turnover rate ...........................         218.52%          346.01%         258.22%         327.27%         400.19%

Portfolio turnover rate excluding short sales .....         105.31%          217.47%         184.90%         146.05%         125.12%

* Ratios to average net assets, excluding dividend expense on securities sold short:

Expenses ..........................................           1.32%            1.71%           1.84%           1.60%           1.56%

Expenses net of waiver and payments by affiliate
  and expense reduction ...........................           1.27%            1.71%           1.84%           1.60%           1.56%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(d) The amount shown for a share outstanding throughout the period does not correlate with the aggregate net gains on investments for that period, because of the timing of sales and repurchase of the Fund shares in relation to fluctuating market value of the investments of the Fund.

(e)   Amount is less than $0.01 per share.


12 | See notes to financial statements. | Annual Report

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS, APRIL 30, 2005

-----------------------------------------------------------------------------------------------------------------------------
       FRANKLIN U.S. LONG-SHORT FUND                                              COUNTRY          SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS 60.0%
       CONSUMER DURABLES 1.0%
    (a)Electronic Arts Inc. ..............................................    United States            6,474      $   345,647
    (a)Fossil Inc. .......................................................    United States           14,518          337,689
                                                                                                                  -----------
                                                                                                                      683,336
                                                                                                                  -----------
       CONSUMER NON-DURABLES 3.4%
    (b)Altria Group Inc. .................................................    United States           17,501        1,137,390
    (b)Unilever NV, N.Y. shs. ............................................     Netherlands            18,126        1,167,858
                                                                                                                  -----------
                                                                                                                    2,305,248
                                                                                                                  -----------
       CONSUMER SERVICES 3.9%
       Carnival Corp. ....................................................    United States           14,214          694,780
(a),(b)DIRECTV Group Inc. ................................................    United States           41,430          584,992
       Dow Jones & Co. Inc. ..............................................    United States           15,644          523,135
(a),(b)Liberty Media Corp., A ............................................    United States           89,467          898,249
                                                                                                                  -----------
                                                                                                                    2,701,156
                                                                                                                  -----------
       ELECTRONIC TECHNOLOGY 8.0%
    (a)Applied Materials Inc. ............................................    United States           45,627          678,473
(a),(b)ATI Technologies Inc. .............................................        Canada              22,312          330,218
    (a)Dolby Laboratories Inc., A ........................................    United States            5,200          106,340
(a),(b)FormFactor Inc. ...................................................    United States           33,636          768,246
       Intel Corp. .......................................................    United States           35,626          837,923
       Intersil Corp., A .................................................    United States           36,608          639,176
    (b)Motorola Inc. .....................................................    United States           73,038        1,120,403
    (a)Silicon Image Inc. ................................................    United States           74,953          754,777
    (a)Sun Microsystems Inc. .............................................    United States           75,271          273,234
                                                                                                                  -----------
                                                                                                                    5,508,790
                                                                                                                  -----------
       ENERGY MINERALS 3.8%
    (a)Alpha Natural Resources Inc. ......................................    United States           10,700          247,705
    (a)Bill Barrett Corp. ................................................    United States            7,600          202,464
    (b)Chesapeake Energy Corp. ...........................................    United States           44,644          858,950
    (b)Peabody Energy Corp. ..............................................    United States           23,796        1,041,551
    (a)VAALCO Energy Inc. ................................................    United States           70,000          245,000
                                                                                                                  -----------
                                                                                                                    2,595,670
                                                                                                                  -----------
       FINANCE 4.2%
    (a)Ameritrade Holding Corp. ..........................................    United States           64,366          674,556
       Calamos Asset Management Inc., A ..................................    United States           19,300          449,497
       Countrywide Financial Corp. .......................................    United States            9,540          345,252
    (b)Federal Agriculture Mortgage Corp., C .............................    United States           31,162          540,972
    (a)International Securities Exchange Inc. ............................    United States            3,700           97,384
       Preferred Bank ....................................................    United States            7,400          279,276
       Southwest Bancorp of Texas Inc. ...................................    United States           32,101          532,877
                                                                                                                  -----------
                                                                                                                    2,919,814
                                                                                                                  -----------


                                                              Annual Report | 13

FRANKLIN STRATEGIC SERIES

-----------------------------------------------------------------------------------------------------------------------------
       FRANKLIN U.S. LONG-SHORT FUND                                             COUNTRY          SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS (CONT.)
       HEALTH TECHNOLOGY 8.4%
(a),(b)Boston Scientific Corp. ...........................................    United States           28,840      $   853,087
    (a)Charles River Laboratories International Inc. .....................    United States            7,555          357,880
    (a)Keryx Biopharmaceuticals Inc. .....................................    United States           65,820          953,732
    (a)Serologicals Corp. ................................................    United States           14,316          308,224
    (b)Shire Pharmaceuticals Group PLC, ADR ..............................    United Kingdom          29,108          904,677
    (a)Symmetry Medical Inc. .............................................    United States            4,600           79,120
    (a)Telik Inc. ........................................................    United States           20,536          332,683
    (b)Wyeth .............................................................    United States           43,484        1,954,171
                                                                                                                  -----------
                                                                                                                    5,743,574
                                                                                                                  -----------
       INDUSTRIAL SERVICES 5.6%
    (a)Allied Waste Industries Inc. ......................................    United States           41,519          331,737
       Noble Corp. .......................................................    United States           12,143          618,079
(a),(b)Pride International Inc. ..........................................    United States           31,700          706,910
    (b)Rowan Cos. Inc. ...................................................    United States           24,177          641,416
(a),(b)Superior Energy Services Inc. .....................................    United States           69,006        1,026,809
    (a)TETRA Technologies Inc. ...........................................    United States           19,202          519,030
                                                                                                                  -----------
                                                                                                                    3,843,981
                                                                                                                  -----------
       PROCESS INDUSTRIES 8.9%
    (b)Bunge Ltd. ........................................................    United States           28,394        1,612,779
    (b)Cabot Corp. .......................................................    United States           23,394          714,687
(a),(b)Cabot Microelectronics Corp. ......................................    United States           25,358          730,057
    (a)Graftech International Ltd. .......................................    United States           76,788          292,562
    (a)Headwaters Inc. ...................................................    United States           15,626          499,563
       Lyondell Chemical Co. .............................................    United States           26,239          658,337
    (b)NOVA Chemicals Corp. ..............................................        Canada              26,965          875,554
    (b)RPM International Inc. ............................................    United States           43,930          757,792
                                                                                                                  -----------
                                                                                                                    6,141,331
                                                                                                                  -----------
       PRODUCER MANUFACTURING 3.4%
       Deere & Co. .......................................................    United States           10,675          667,614
    (a)Gehl Co. ..........................................................    United States            7,648          219,498
    (b)ITT Industries Inc. ...............................................    United States            9,643          872,306
       SPX Corp. .........................................................    United States           14,286          552,725
                                                                                                                  -----------
                                                                                                                    2,312,143
                                                                                                                  -----------
       RETAIL TRADE 4.1%
(a),(b)Dollar Tree Stores Inc. ...........................................    United States           25,677          628,830
    (b)Fred's Inc. .......................................................    United States           59,645          861,274
    (a)Kohl's Corp. ......................................................    United States           13,799          656,832
    (b)Wal-Mart Stores Inc. ..............................................    United States           14,018          660,808
                                                                                                                  -----------
                                                                                                                    2,807,744
                                                                                                                  -----------


14 | Annual Report

FRANKLIN STRATEGIC SERIES

-----------------------------------------------------------------------------------------------------------------------------
       FRANKLIN U.S. LONG-SHORT FUND                                             COUNTRY          SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS (CONT.)
       TECHNOLOGY SERVICES 4.3%
    (b)Microsoft Corp. ...................................................    United States           56,966     $  1,441,240
    (a)Symantec Corp. ....................................................    United States           17,858          335,373
    (a)VeriFone Holdings Inc. ............................................    United States           18,200          195,650
    (a)VeriSign Inc. .....................................................    United States           38,000        1,005,480
                                                                                                                 ------------
                                                                                                                    2,977,743
                                                                                                                 ------------

       UTILITIES 1.0%
       Xcel Energy Inc. ..................................................    United States           39,325          675,603
                                                                                                                 ------------
       TOTAL COMMON STOCKS (COST $39,241,746) ............................                                         41,216,133
                                                                                                                 ------------

       SHORT TERM INVESTMENTS 52.4%
       MONEY FUND (COST $17,122,258) 24.9%
    (c)Franklin Institutional Fiduciary Trust Money Market Portfolio .....    United States       17,122,258       17,122,258
                                                                                                                 ------------

                                                                                              --------------
                                                                                                PRINCIPAL
                                                                                                  AMOUNT
                                                                                              --------------
       REPURCHASE AGREEMENT (COST $18,914,029) 27.5%
    (d)Joint Repurchase Agreement, 2.889%, 5/02/05
        (Maturity Value $18,918,583) .....................................    United States   $   18,914,029       18,914,029
         ABN AMRO Bank, N.V., New York Branch (Maturity Value $1,794,617)
         Banc of America Securities LLC (Maturity Value $1,794,617)
         Barclays Capital Inc. (Maturity Value $1,794,617)
         Bear, Stearns & Co., Inc. (Maturity Value $1,196,786)
         BNP Paribas Securities Corp. (Maturity Value $1,794,617)
         Deutsche Bank Securities Inc. (Maturity Value $1,794,617)
         Greenwich Capital Markets Inc. (Maturity Value $1,794,617)
         Lehman Brothers Inc. (Maturity Value $1,570,244)
         Merrill Lynch Government Securities Inc.
          (Maturity Value $1,794,617)
         Morgan Stanley & Co. Inc. (Maturity Value $1,794,617)
         UBS Securities LLC (Maturity Value $1,794,617)
         Collateralized by U.S. Government Agency Securities,
            1.75% - 7.25%, 7/15/05 - 3/15/10; (e)U.S. Government Agency
            Discount Notes, 5/10/05 - 12/30/05; (e)U.S. Treasury Bills,
            10/06/05 - 10/13/05; and U.S. Treasury Notes, 1.625% - 2.375%,
            2/28/06 - 8/15/06
                                                                                                                 ------------

       TOTAL INVESTMENTS (COST $75,278,033) 112.4% .......................                                         77,252,420
       OPTIONS WRITTEN (0.2)% ............................................                                           (121,600)
       SECURITIES SOLD SHORT (28.6)% .....................................                                        (19,662,478)
       OTHER ASSETS, LESS LIABILITIES 16.4% ..............................                                         11,249,337
                                                                                                                 ------------
       NET ASSETS 100.0% .................................................                                       $ 68,717,679
                                                                                                                 ============


                                                              Annual Report | 15

FRANKLIN STRATEGIC SERIES

-----------------------------------------------------------------------------------------------------------------------------
       FRANKLIN U.S. LONG-SHORT FUND                                             COUNTRY         CONTRACTS           VALUE
-----------------------------------------------------------------------------------------------------------------------------
    (f)OPTIONS WRITTEN (PREMIUMS RECEIVED $128,060) 0.2%
       ISSUER
       TECHNOLOGY SERVICES 0.2%
       VeriSign Inc., Jan. 35 Calls, 1/20/07 .............................    United States              380      $   121,600
                                                                                                                  -----------

    (g)SECURITIES SOLD SHORT 28.6%
                                                                                              --------------
       ISSUER                                                                                     SHARES
                                                                                              --------------
       CONSUMER DURABLES 0.9%
       Whirlpool Corp. ...................................................    United States           10,179          631,709
                                                                                                                  -----------
       CONSUMER SERVICES 2.4%
       Applebee's International Inc. .....................................    United States           26,513          656,992
       First Marblehead Corp. ............................................    United States           12,572          484,399
       Wynn Resorts Ltd. .................................................    United States            9,165          485,195
                                                                                                                  -----------
                                                                                                                    1,626,586
                                                                                                                  -----------
       ELECTRONIC TECHNOLOGY 3.5%
       Genesis Microchip Inc. ............................................        Canada              25,839          369,756
       Semiconductor HOLDRs Trust ........................................    United States           39,835        1,229,706
       Texas Instruments Inc. ............................................    United States           31,990          798,471
                                                                                                                  -----------
                                                                                                                    2,397,933
                                                                                                                  -----------
       ENERGY MINERALS 4.2%
       Repsol YPF SA, ADR ................................................        Spain               28,597          723,218
       Tesoro Corp. ......................................................    United States           56,527        2,144,635
                                                                                                                  -----------
                                                                                                                    2,867,853
                                                                                                                  -----------
       FINANCE 1.7%
       BB&T Corp. ........................................................    United States           18,929          742,206
       Eurobancshares Inc. ...............................................    United States           20,763          291,928
       Yardville National Bancorp ........................................    United States            3,804          123,021
                                                                                                                  -----------
                                                                                                                    1,157,155
                                                                                                                  -----------
       HEALTH SERVICES 0.9%
       Renal Care Group Inc. .............................................    United States           16,251          619,976
                                                                                                                  -----------
       HEALTH TECHNOLOGY 0.5%
       Bone Care International Inc. ......................................    United States           14,018          361,805
                                                                                                                  -----------
       INDUSTRIAL SERVICES 3.6%
       Oil Service HOLDRs Trust ..........................................    United States           28,037        2,496,134
                                                                                                                  -----------
       NON-ENERGY MINERALS 1.6%
       Louisiana-Pacific Corp. ...........................................    United States           43,889        1,079,669
                                                                                                                  -----------
       PROCESS INDUSTRIES 2.6%
       PPG Industries Inc. ...............................................    United States           26,697        1,803,382
                                                                                                                  -----------


16 | ANNUAL REPORT

FRANKLIN STRATEGIC SERIES

-----------------------------------------------------------------------------------------------------------------------------
       FRANKLIN U.S. LONG-SHORT FUND                                             COUNTRY          SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------------------
    (g)SECURITIES SOLD SHORT (CONT.)
       ISSUER
       PRODUCER MANUFACTURING 2.7%
       American Axle & Manufacturing Holdings Inc. .......................    United States           19,947      $   398,142
       Avery Dennison Corp. ..............................................    United States            5,934          310,645
       Lear Corp. ........................................................    United States           17,329          587,280
       Navistar International Corp. ......................................    United States           18,304          540,517
                                                                                                                  -----------
                                                                                                                    1,836,584
                                                                                                                  -----------
       RETAIL TRADE 2.4%
       Blockbuster Inc., A ...............................................    United States           68,335          676,517
       Dillard's Inc., A .................................................    United States           28,302          658,587
       Williams-Sonoma Inc. ..............................................    United States           10,756          360,218
                                                                                                                  -----------
                                                                                                                    1,695,322
                                                                                                                  -----------
       TECHNOLOGY SERVICES 1.6%
       Citrix Systems Inc. ...............................................    United States           48,372        1,088,370
                                                                                                                  -----------
       TOTAL SECURITIES SOLD SHORT (PROCEEDS $17,514,344).................                                        $19,662,478
                                                                                                                  ===========

SELECTED PORTFOLIO ABBREVIATIONS

ADR  -  American Depository Receipt
PLC  -  Public Limited Co.

(a)   Non-income producing.

(b) See Note 1(f) regarding securities segregated with broker for securities sold short.

(c) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

(d)   See Note 1(c) regarding joint repurchase agreement.

(e) A portion or all of the security is traded on a discount basis with no stated coupon rate.

(f)   See Note 1(e) regarding written options.

(g)   See Note 1(f) regarding securities sold short.


                         Annual Report | See notes to financial statements. | 17

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2005

                                                                                                       ---------------
                                                                                                          FRANKLIN
                                                                                                       U.S. LONG-SHORT
                                                                                                            FUND
                                                                                                       ---------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .....................................................................    $    39,241,746
  Cost - Sweep Money Fund (Note 7) ................................................................         17,122,258
  Cost - Repurchase agreements ....................................................................         18,914,029
                                                                                                       ---------------
  Total cost of investments .......................................................................    $    75,278,033
                                                                                                       ---------------
  Value - Unaffiliated issuers (includes securities segregated with broker for securities
   sold short in the amount of $22,352,978) .......................................................    $    41,216,133
  Value - Sweep Money Fund (Note 7) ...............................................................         17,122,258
  Value - Repurchase agreements ...................................................................         18,914,029
                                                                                                       ---------------
  Total value of investments ......................................................................         77,252,420
 Receivables:
  Investment securities sold ......................................................................          2,895,916
  Capital shares sold .............................................................................             64,978
  Dividends and Interest ..........................................................................             28,172
 Cash on deposit with broker for securities sold short ............................................         13,452,770
                                                                                                       ---------------
      Total assets ................................................................................         93,694,256
                                                                                                       ---------------
Liabilities:
 Payables:
  Investment securities purchased .................................................................          4,735,686
  Capital shares redeemed .........................................................................            324,010
  Affiliates ......................................................................................             52,495
  Dividends on securities sold short ..............................................................             42,323
 Options written, at value (premiums received $128,060) ...........................................            121,600
 Securities sold short, at value (proceeds $17,514,344) ...........................................         19,662,478
 Other liabilities ................................................................................             37,985
                                                                                                       ---------------
      Total liabilities ...........................................................................         24,976,577
                                                                                                       ---------------
       Net assets, at value .......................................................................    $    68,717,679
                                                                                                       ===============
Net assets consist of:
 Undistributed net investment income ..............................................................    $       199,769
 Net unrealized appreciation (depreciation) .......................................................           (166,942)
 Accumulated net realized gain (loss) .............................................................        (62,984,796)
 Paid-in capital ..................................................................................        131,669,648
                                                                                                       ---------------
       Net assets, at value .......................................................................    $    68,717,679
                                                                                                       ===============
CLASS A:
 Net assets, at value .............................................................................    $    68,717,679
                                                                                                       ===============
 Shares outstanding ...............................................................................          4,432,568
                                                                                                       ===============
 Net asset value per share(a) .....................................................................    $         15.50
                                                                                                       ===============
 Maximum offering price per share (net asset value per share/94.25%) ..............................    $         16.45
                                                                                                       ===============


(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


18 | See notes to financial statements. | Annual Report

FRANKLIN STRATEGIC SERIES

STATEMENT OF OPERATIONS
for the year ended April 30, 2005

                                                                                                       ---------------
                                                                                                          FRANKLIN
                                                                                                       U.S. LONG-SHORT
                                                                                                            FUND
                                                                                                       ---------------
Investment income:
 Dividends (net of foreign taxes)
  Unaffiliated issuers ............................................................................    $       696,764
  Sweep Money Fund (Note 7) .......................................................................            357,093
 Interest .........................................................................................            779,817
 Other Income (Note 8) ............................................................................             38,061
                                                                                                       ---------------
      Total investment income......................................................................          1,871,735
                                                                                                       ---------------
Expenses:
 Management fees (Note 3) .........................................................................            389,698
 Administrative fees (Note 3) .....................................................................            188,276
 Distribution fees (Note 3) .......................................................................            319,992
 Transfer agent fees (Note 3) .....................................................................            219,471
 Custodian fees (Note 4) ..........................................................................              2,777
 Reports to shareholders ..........................................................................             47,409
 Registration and filing fees .....................................................................             21,790
 Professional fees ................................................................................             42,823
 Trustees' fees and expenses ......................................................................                921
 Dividends for securities sold short ..............................................................            458,308
 Other ............................................................................................              4,007
                                                                                                       ---------------
      Total expenses ..............................................................................          1,695,472
      Expense reductions (Note 4) .................................................................               (296)
      Expenses waived/paid by affiliate (Note 3) ..................................................            (43,457)
                                                                                                       ---------------
       Net expenses ...............................................................................          1,651,719
                                                                                                       ---------------
        Net investment income .....................................................................            220,016
                                                                                                       ---------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .....................................................................................         11,054,374
  Written options (Note 6) ........................................................................            415,079
  Foreign currency transactions ...................................................................             15,095
  Securities sold short ...........................................................................        (19,209,969)
                                                                                                       ---------------
        Net realized gain (loss) ..................................................................         (7,725,421)
                                                                                                       ---------------
 Net change in unrealized appreciation (depreciation) on:
  Investments .....................................................................................          8,005,802
  Translation of assets and liabilities denominated in foreign currencies .........................                244
                                                                                                       ---------------
        Net unrealized appreciation (depreciation) ................................................          8,006,046
                                                                                                       ---------------
Net realized and unrealized gain (loss) ...........................................................            280,625
                                                                                                       ---------------
Net increase (decrease) in net assets resulting from operations ...................................    $       500,641
                                                                                                       ===============


                         Annual Report | See notes to financial statements. | 19

FRANKLIN STRATEGIC SERIES

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended April 30, 2005 and 2004

                                                                                              -------------------------------
                                                                                               FRANKLIN U.S. LONG-SHORT FUND
                                                                                              -------------------------------
                                                                                                   2005             2004
                                                                                              -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ...........................................................    $      220,016   $   (1,192,062)
  Net realized gain (loss) from investments, written options, securities sold short,
   and foreign currency transactions .....................................................        (7,725,421)      (1,985,640)
  Net change in unrealized appreciation (depreciation) on investments and translation
   of assets and liabilities denominated in foreign currencies ...........................         8,006,046        1,956,014
                                                                                              -------------------------------
     Net increase (decrease) in net assets resulting from operations .....................           500,641       (1,221,688)
 Capital share transactions (Note 2) .....................................................       (43,879,181)     (31,264,931)
 Redemption fees .........................................................................               347               --
                                                                                              -------------------------------
     Net increase (decrease) in net assets ...............................................       (43,378,193)     (32,486,619)
Net assets:

 Beginning of year .......................................................................       112,095,872      144,582,491
                                                                                              -------------------------------
 End of year .............................................................................    $   68,717,679   $  112,095,872
                                                                                              ===============================
Undistributed net investment income (loss) included in net assets:

 End of year .............................................................................    $      199,769   $           --
                                                                                              ===============================


20 | See notes to financial statements. | Annual Report

FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

FRANKLIN U.S. LONG-SHORT FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin U.S. Long-Short Fund (the Fund) is a separate, diversified series of Franklin Strategic Series (the Trust), consisting of twelve separate series. The Trust is an open-end investment company registered under the Investment Company Act of 1940. The financial statements of the remaining funds in the Trust are presented separately.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


                                                              Annual Report | 21

FRANKLIN STRATEGIC SERIES

FRANKLIN U.S. LONG-SHORT FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. JOINT REPURCHASE AGREEMENT

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At April 30, 2005, all repurchase agreements held by the Fund had been entered into on April 29, 2005.

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.


22 | Annual Report

FRANKLIN STRATEGIC SERIES

FRANKLIN U.S. LONG-SHORT FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. FOREIGN CURRENCY CONTRACTS (CONTINUED)

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

E. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

F. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.


                                                              Annual Report | 23

FRANKLIN STRATEGIC SERIES

FRANKLIN U.S. LONG-SHORT FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income, dividends declared on securities sold short, and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of Fund shares held five trading days or less may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital.

K. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.


24 | Annual Report

FRANKLIN STRATEGIC SERIES

FRANKLIN U.S. LONG-SHORT FUND

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2005, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                    -----------------------------------------------------------
                                                                      YEAR ENDED APRIL 30,
                                                                 2005                          2004
                                                    -----------------------------------------------------------
                                                       SHARES          AMOUNT          SHARES         AMOUNT
                                                    -----------------------------------------------------------
Shares sold .....................................        963,370    $  15,108,056     2,812,466   $  44,489,356
Shares redeemed .................................     (3,742,824)     (58,987,237)   (4,790,395)    (75,754,287)
                                                    -----------------------------------------------------------
Net increase (decrease)..........................     (2,779,454)   $ (43,879,181)   (1,977,929)  $ (31,264,931)
                                                    ===========================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

----------------------------------------------------------------------------------------------
  SUBSIDIARY                                                         AFFILIATION
----------------------------------------------------------------------------------------------
  Franklin Advisers, Inc. (Advisers)                                 Investment manager
  Franklin Templeton Alternative Strategies LLC
   (Alternative Strategies)                                          Investment manager
  Franklin Templeton Investor Services LLC (FT Services)             Administrative manager
  Franklin Templeton Distributors, Inc. (Distributors)               Principal underwriter
  Franklin Templeton Investor Services LLC (Investor Services)       Transfer agent

A. MANAGEMENT FEES

The Fund pays the Adviser an investment management fee comprised of a "base fee" and a "performance adjustment". The base fee is calculated at the beginning of each month using an annual rate of 1.50% of the prior month's average daily net assets. The performance adjustment is calculated at the beginning of each month based on how much the fund's total return exceeded or lagged its benchmark, the Standard & Poors 500 Composite Stock Price Index (the "fund performance differential"), over the preceding twelve-month period (the performance period). A performance adjustment is applicable if the fund performance differential exceeds 2.00%, either upwards (an increase to the base fee) or downwards (a decrease to the base fee). The performance adjustment rate is equal to 0.01% for each additional 0.05% that the fund performance differential exceeds 2.00%. The performance adjustment amount is determined by multiplying the performance adjustment rate by the average daily net assets of the performance period. The performance adjustment rate may not exceed 1.00% annualized, either upwards or downwards. At the end of each month, an annualized investment management fee ratio is calculated (total investment management fees divided by fiscal year to date average daily net assets). In accordance with the Investment Management Agreement, the investment management fee ratio may not exceed 2.50% or fall below 0.50% for the fiscal year.


                                                              Annual Report | 25

FRANKLIN STRATEGIC SERIES

FRANKLIN U.S. LONG-SHORT FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

Due to a change in the methodology used to calculate the performance management fee, Advisers agreed to reimburse management fees to the Fund, as noted in the Statement of Operations.

Under a subadvisory agreement, Alternative Strategies, an affiliate of Advisers, provides subadvisory services to the Fund and receives from Advisers fees based on the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the Fund's average daily net assets.

C. DISTRIBUTION FEES

The Fund reimburses Distributors up to 0.35% per year of its average daily net assets for costs incurred in marketing the Fund's shares under a Rule 12b-1 plan. Under the Class A distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Net sales charges received ..............................   $  19,798
Contingent deferred sales charges retained ..............   $  26,279

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $219,471, of which $147,519 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended April 30, 2005, the custodian fees were reduced as noted in the Statement of Operations.


26 | Annual Report

FRANKLIN STRATEGIC SERIES

FRANKLIN U.S. LONG-SHORT FUND

5. INCOME TAXES

At April 30, 2005, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:

2010 ...................................................   $       6,588,893
2011 ...................................................          40,708,375
2012 ...................................................           5,254,173
                                                           -----------------
                                                           $      52,551,441
                                                           =================

At April 30, 2005, the Fund had deferred capital losses occurring subsequent to October 31, 2004 of $9,843,986. For tax purposes, such losses will be reflected in the year ending April 30, 2006.

At April 30, 2005, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income for income tax purposes were as follows:

Cost of investments .....................................   $      75,785,096
                                                            =================

Unrealized  appreciation ................................           4,795,127
Unrealized  depreciation ................................          (3,327,803)
                                                            -----------------
Net unrealized appreciation (depreciation) ..............   $       1,467,324
                                                            =================

Distributable earnings - undistributed ordinary income ..   $         199,769

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions and certain dividend payments on short sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments and securities sold short (excluding short-term securities) for the year ended April 30, 2005, aggregated $127,979,068 and $124,318,046, respectively.


                                                              Annual Report | 27

FRANKLIN STRATEGIC SERIES

FRANKLIN U.S. LONG-SHORT FUND

6. INVESTMENT TRANSACTIONS (CONTINUED)

Transactions in options written during the year ended April 30, 2005, were as follows:

                                                            -------------------------------
                                                              NUMBER OF         PREMIUMS
                                                              CONTRACTS         RECEIVED
                                                            -------------------------------
Options outstanding at April 30, 2004 ...................             --      $          --
Options written .........................................          2,102            792,483
Options expired .........................................           (100)          (171,269)
Options exercised .......................................           (427)           (92,411)
Options closed ..........................................         (1,195)          (400,743)
                                                            -------------------------------
Options outstanding at April 30, 2005 ...................            380      $     128,060
                                                            ===============================

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

8. REGULATORY MATTERS

INVESTIGATIONS AND SETTLEMENTS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, provided documents and information in response to subpoenas and/or requests for documents, information and/or testimony. Beginning in August 2004, the Company entered into settlements with certain of the regulators and a governmental entity investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

Two of the settlement agreements, those with the SEC and the CAGO concerning marketing support payments, provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the participating


28 | Annual Report

FRANKLIN STRATEGIC SERIES

FRANKLIN U.S. LONG-SHORT FUND

8. REGULATORY MATTERS (CONTINUED)

INVESTIGATIONS AND SETTLEMENTS (CONTINUED)

funds and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the SEC settlement. When approved, disbursements of settlement monies under the SEC's settlement will be made promptly in accordance with the terms and conditions of that order.

OTHER LEGAL PROCEEDINGS

On April 12, 2005, the Attorney General of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia against a number of companies engaged in the mutual fund industry, including Franklin Resources, Inc. and its subsidiary, Franklin Advisers, Inc., and certain other parties alleging violations of the West Virginia Consumer Credit and Protection Act and seeking, among other things, civil penalties and attorneys' fees and costs. To the extent applicable to the Company, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts Administrative Complaint concerning one instance of market timing (the "Administrative Complaint") and the SEC's findings regarding market timing in its August 2, 2004 Order (the "SEC Order"), both of which matters were previously reported.

The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Administrative Complaint and the SEC's findings regarding market timing in the SEC Order. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of the named funds.


                                                              Annual Report | 29

FRANKLIN STRATEGIC SERIES

FRANKLIN U.S. LONG-SHORT FUND

8. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)

The Company and fund management strongly believe that the claims made in each of the lawsuits described above are without merit and intends to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.


30 | Annual Report

FRANKLIN STRATEGIC SERIES

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FRANKLIN U.S. LONG-SHORT FUND

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN STRATEGIC SERIES

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin U.S. Long-Short Fund (a separate portfolio of Franklin Strategic Series, hereafter referred to as the "Fund") at April 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 10, 2005


                                                              Annual Report | 31

FRANKLIN STRATEGIC SERIES

TAX DESIGNATION (UNAUDITED)

FRANKLIN U.S. LONG-SHORT FUND

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund hereby designates up to a maximum of $713,505 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2005. In January 2006, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2005. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.


32 | Annual Report

FRANKLIN STRATEGIC SERIES

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupation during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

---------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF     FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION          TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
FRANK H. ABBOTT, III (84)        Trustee           Since 1991    115                       None
One Franklin Parkway
San Mateo, CA 94403-1906
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment company).
---------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (73)            Trustee           Since 1991    143                       Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                       company).
San Mateo, CA 94403-1906
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
---------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (72)         Trustee           Since 1991    144                       None
One Franklin Parkway
San Mateo, CA 94403-1906
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
---------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (53)            Trustee           Since 1998    97                        Director, Amerada Hess Corporation
One Franklin Parkway                                                                       (exploration and refining of oil and
San Mateo, CA 94403-1906                                                                   gas), H.J. Heinz Company (processed
                                                                                           foods and allied products), RTI
                                                                                           International Metals, Inc.
                                                                                           (manufacture and distribution of
                                                                                           titanium), Canadian National Railway
                                                                                           (railroad), and White Mountains
                                                                                           Insurance Group, Ltd. (holding
                                                                                           company).
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
---------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (76)           Trustee           Since 1991    117                       Director, The California Center for
One Franklin Parkway                                                                       Land Recycling (redevelopment).
San Mateo, CA 94403-1906
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
---------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 33

---------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF     FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION          TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (77)           Trustee           Since 1992    143                       Director, Martek Biosciences
One Franklin Parkway                                                                       Corporation, MedImmune, Inc.
San Mateo, CA 94403-1906                                                                   (biotechnology), and Overstock.com
                                                                                           (Internet services); and FORMERLY,
                                                                                           Director, MCI Communication
                                                                                           Corporation (subsequently known as
                                                                                           MCI WorldCom, Inc. and WorldCom,
                                                                                           Inc.) (communications services)
                                                                                           (1988-2002), White Mountains
                                                                                           Insurance Group, Ltd. (holding
                                                                                           company) (1987-2004) and Spacehab,
                                                                                           Inc. (aerospace services) (1994-2003).
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company)
(2001-2004); Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking)
(1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
---------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

---------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF     FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION          TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
**HARMON E. BURNS (60)           Trustee and       Trustee       36                        None
One Franklin Parkway             Vice President    since 1993
San Mateo, CA 94403-1906                           and Vice
                                                   President
                                                   since 1991
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin
Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (72)        Trustee and       Trustee       143                       None
One Franklin Parkway             Chairman of       since 1991
San Mateo, CA 94403-1906         the Board         and
                                                   Chairman of
                                                   the Board
                                                   since 1993
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton
Investments.
---------------------------------------------------------------------------------------------------------------------------------


34 | Annual Report

---------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF     FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION          TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (64)    Trustee,          Trustee       127                       None
One Franklin Parkway             President and     since 1991,
San Mateo, CA 94403-1906         Chief             President
                                 Executive         since 1993
                                 Officer -         and Chief
                                 Investment        Executive
                                 Management        Officer -
                                                   Investment
                                                   Management
                                                   since 2002
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and
officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (53)              Chief             Since July    Not Applicable            Not Applicable
One Franklin Parkway             Compliance        2004
San Mateo, CA 94403-1906         Officer
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources,
Inc.; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
---------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (43)             Treasurer         Since July    Not Applicable            Not Applicable
One Franklin Parkway                               2004
San Mateo, CA 94403-1906
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 34 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and
Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin
Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
---------------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (45)          Vice President    Since 1995    Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin
Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.;
Executive Vice President, Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC;
Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (57)            Senior            Since 2002    Not Applicable            Not Applicable
500 East Broward Blvd.           Vice President
Suite 2100                       and Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 35

---------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF     FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION          TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (58)               Vice President    Since 2000    Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief
Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
---------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (57)            Vice President    Since 2000    Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC,
Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and
Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management,
Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S.
Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court
(District of Massachusetts) (until 1979).
---------------------------------------------------------------------------------------------------------------------------------
EDWARD B. JAMIESON (56)          Vice President    Since 2000    Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; officer of other subsidiaries of Franklin Resources,
Inc.; and officer and trustee of five of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (68)           Vice President    Since 2002    Not Applicable            Not Applicable
600 Fifth Avenue                 - AML
Rockefeller Center               Compliance
New York, NY 10020-2302
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, FTI Banque, Arch Chemicals,
Inc. and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER J. MOLUMPHY (43)     Vice President    Since 2000    Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Advisers, Inc.; and officer of six of the investment companies in Franklin Templeton
Investments.
---------------------------------------------------------------------------------------------------------------------------------


36 | Annual Report

---------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF     FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION          TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (68)           Vice President    Since 2000    Not Applicable            Not Applicable
One Franklin Parkway             and Secretary
San Mateo, CA 94403-1906
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and
Director, Templeton Asset Management Ltd. (until 1999).
---------------------------------------------------------------------------------------------------------------------------------
GALEN VETTER (53)                Chief Financial   Since 2004    Not Applicable            Not Applicable
500 East Broward Blvd.           Officer and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Accounting
                                 Officer
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services,
LLC; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
---------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources Inc. (Resources), which is the parent company of the Trust's adviser and distributor. Harmon E. Burns is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director of Resources.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                              Annual Report | 37

FRANKLIN STRATEGIC SERIES

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT

At meetings held February 28, 2005, and April 19, 2005, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment advisory contract for each of the twelve separate funds within the Trust ("Fund(s)"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper Financial Services ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager including management's explanation of differences where relevant, and a three year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report were a memorandum prepared by management describing enhancements to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment advisory contracts for all the Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment advisory contract for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment advisory contract was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management


38 | Annual Report

FRANKLIN STRATEGIC SERIES

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures, established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable third party report on portfolio execution, as well as the compliance procedures and qualifications of the Chief Compliance Officer established in accordance with recently adopted SEC requirements. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of the amount of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties such as Dalbar, and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the contract renewals. The Lipper report prepared for each individual Fund showed its investment performance or that of its Class A shares for those having multiple share classes, in comparison to a performance universe selected by Lipper. Comparative performance for the Fund was shown for the one-year period ending February 28, 2005, and previous periods ending that date of up to ten years depending on when a particular Fund commenced operations. The following summarizes the performance results for the Fund and the Board's view of such performance.


                                                              Annual Report | 39

FRANKLIN STRATEGIC SERIES

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

FRANKLIN U.S. LONG-SHORT FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional specialty diversified equity funds as selected by Lipper. The Fund has been in existence for five years. During the first year of operations, its total return was good and placed it in the first or highest quintile of its performance universe as shown in the Lipper report. The Fund's annualized total return for the past four-year period has been negative and below the median of the performance universe as shown in the Lipper report. While management has pointed out that the performance universe may not be representative of this type of long-short fund, the Board focused on the negative returns of this Fund since its first year of operations and suggested that if this Fund were to continue in its present form, that management must take steps to improve its performance. At the April 19, 2005, Board meeting, management notified the Board that a new portfolio manager had been selected for the Fund and discussed his qualifications and other matters with the Board. The Board intends to closely monitor the Fund's performance under the new manager.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under each Lipper report for each Fund. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment advisory contract was similar to those provided by fund managers to other mutual fund groups which would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to the Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for those Funds with multiple share classes. The effective management fee rate for the Franklin U.S. Long-Short Fund excludes adjustments reflecting the performance feature of its investment advisory contract and on such basis was the highest in its Lipper expense group. This Fund's actual total expenses, however, whether including or excluding 12b-1 fees, were the lowest in its expense group. While realizing that other factors, such as the Manager's profitability and economies of scale bear on the reasonableness of fees, the Board was satisfied with the management fees and total expenses of the Fund in comparison to its expense group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity which


40 | Annual Report

FRANKLIN STRATEGIC SERIES

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

finances up-front commissions paid to brokers/dealers who sold Fund Class B shares, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that it had engaged on a biennial basis the Fund's independent accountants to perform certain procedures specified by the Board solely for its purpose and use. It was also noted that legal costs and payments incurred by Franklin Templeton in resolving various legal proceedings arising from its U.S. fund operations had not been allocated to the Funds for purposes of determining profitability. Included in the analysis for each Fund were the revenue and related costs broken down separately from the management, underwriting and shareholder services functions provided by the Manager and its affiliates to each Fund, as well as the relative contribution of each Fund to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its corporate affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon their consideration of all these factors, the Board determined that the level of profits realized by the Manager under its investment advisory contract with each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Franklin U.S. Long-Short Fund has a base 1.5% management fee subject to adjustment based on performance. In view of that Fund's asset size of approximately $88 million on December 31, 2004, and the actual level of its fee, the Board did not believe that management was benefiting from any meaningful economies of scale in its management of the Franklin U.S. Long-Short Fund.


                                                              Annual Report | 41

FRANKLIN STRATEGIC SERIES

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


42 | Annual Report

                      This page intentionally left blank.

                      This page intentionally left blank.

LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet
  Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund(4)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund(4),(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(8)
Colorado
Connecticut
Florida(8)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(5) Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.

(6) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7)   Portfolio of insured municipal securities.

(8) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(9) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

01/05                                              Not part of the annual report

    [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906


|_|   WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN U.S. LONG-SHORT FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

404 A2005 06/05

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(A), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W.T. LaHaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $538,775 for the fiscal year ended April 30, 2005 and $344,520 for the fiscal year ended April 30, 2004.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements were $0 for the fiscal year ended April 30, 2005 and $52,158 for the fiscal year ended April 30, 2004. The services for which these fees were paid included attestation services.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $17,060 for the fiscal year ended April 30, 2005 and $0 for the fiscal year ended April 30, 2004. The services for which these fees were paid included tax compliance and advise.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended April 30, 2005 and $6,483 for the fiscal year ended April 30, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $4,500 for the fiscal year ended April 30, 2005 and $93,517 for the fiscal year ended April 30, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and the review of the ICI transfer agent survey.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i) pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were pre-approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $21,560 for the fiscal year ended April 30, 2005 and $152,158 for the fiscal year ended April 30, 2004.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(A) Code of Ethics

(B) (1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(B) (2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN STRATEGIC SERIES

By JIMMY D. GAMBILL
   ----------------
/s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    June 20, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By JIMMY D. GAMBILL
   ----------------
/s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date   June 20, 2005


By GALEN G. VETTER
   ---------------
/s/Galen G. Vetter
      Chief Financial Officer
Date    June 20, 2005